UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Candriam Emerging Markets Debt Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1,2 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	–6.22 –1.80%	4.30 5.26%	3.30 3.77%	1.27 1.27%
Investor Class Shares[4]	Maximum 4% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.60 –2.19	4.04 5.00	3.10 3.57	1.57 1.57
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	–7.59 –2.91	3.88 4.22	2.80 2.80	2.32 2.32
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–3.74 –2.81	4.24 4.24	2.80 2.80	2.32 2.32
Class I Shares	No Sales Charge		8/31/2007	–1.59	5.53	4.04	1.02

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Fund replaced MacKay and modified its investment objective and principal investment strategies as of June 21, 2019. The performance in the bar chart and table prior to those dates reflects MacKay’s, investment objective and principal investment strategies.

3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

JPMorgan EMBI Global Diversified Index[6]	0.98%	5.57%	5.24%
Morningstar Emerging Markets Bond Category Average[7]	0.53	4.77	3.95

6.

The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Candriam Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Debt Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,154.30	$6.34	$1,019.25	$5.94	1.17%

Investor Class Shares	$1,000.00	$1,151.90	$8.06	$1,017.65	$7.56	1.49%

Class B Shares	$1,000.00	$1,147.40	$12.09	$1,013.88	$11.34	2.24%

Class C Shares	$1,000.00	$1,148.40	$12.10	$1,013.88	$11.34	2.24%

Class I Shares	$1,000.00	$1,155.70	$4.61	$1,020.86	$4.32	0.85%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2020 (Unaudited)

United States	6.4%

Indonesia	5.0

Mexico	5.0

Kazakhstan	4.8

Philippines	4.7

Dominican Republic	4.5

Romania	4.1

South Africa	4.0

Brazil	3.9

United Arab Emirates	3.7

Qatar	3.1

Colombia	3.0

Egypt	2.9

Chile	2.7

Panama	2.6

Croatia	2.5

Argentina	2.4

China	2.2

Uruguay	2.2

Hungary	2.1

Jordan	2.1

Turkey	2.0

Ghana	1.8

Kenya	1.8

Sri Lanka	1.6

Bahamas	1.5%

Canada	1.2

Ecuador	1.2

India	1.2

Peru	1.0

Costa Rica	0.9

Namibia	0.9

El Salvador	0.8

Ukraine	0.8

Azerbaijan	0.6

Jamaica	0.6

Angola	0.5

Cayman Islands	0.5

Iraq	0.5

Ivory Coast	0.5

Senegal	0.5

Venezuela	0.5

Belarus	0.4

Nigeria	0.4

Honduras	0.3

Tunisia	0.3

Tajikistan	0.2

Lebanon	0.1

Other Assets, Less Liabilities	3.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Philippine Government International Bond, 3.00%–3.75%, due 2/1/28–3/1/41

2.	Dominican Republic International Bond, 4.50%–6.85%, due 1/25/27–1/30/60

3.	KazMunayGas National Co. JSC, 3.50%–6.375%, due 4/19/27–10/24/48

4.	Romanian Government International Bond, 2.75%–6.125%, due 2/26/26–2/14/51

5.	Petroleos Mexicanos, 5.95%–7.69%, due 10/16/25–1/28/60
6.	Qatar Government International Bond, 3.75%–5.103%, due 4/16/30–3/14/49

7.	Pertamina Persero PT, 3.10%–5.625%, due 1/21/30–2/25/60

8.	Republic of South Africa Government International Bond, 4.85%–6.25%, due 4/14/26–9/30/49

9.	Colombia Government International Bond, 3.00%–6.125%, due 1/30/30–1/18/41

10.	Egypt Government International Bond, 5.25%–8.70%, due 10/6/25–3/1/49

8	MainStay Candriam Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Diliana Deltcheva, CFA, Magda Branet, CFA, and Christopher Mey, CFA, of Candriam Luxembourg S.C.A., the Fund’s Subadvisor.

How did MainStay Candriam Emerging Markets Debt Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Candriam Emerging Markets Debt Fund returned –1.59%, underperforming the 0.98% return of the Fund’s primary benchmark, the JPMorgan EMBI Global Diversified Index. Over the same period, Class I shares underperformed the 0.53% return of the Morningstar Emerging Markets Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the JPMorgan EMBI Global Diversified Index during the reporting period largely due to declines in investments during the first quarter of 2020, particularly in March at the height of the pandemic-related market sell-off. Approximately half of the Fund’s relative underperformance resulted from overweight exposure in Ecuador, which failed to make coupon payments on some of its bonds, and in Chile-based Latam Airlines, Latin America’s largest airline, which experienced material deterioration of its credit metrics amid a sharp oil price decline and travel restrictions. Ecuador finalized debt restructuring on $16.5 billion of Eurobond debt in August, offering an average recovery of around 55 cents on a dollar, while Latam Airlines entered a Chapter 11 bankruptcy process in May 2020. The remainder of the Fund’s underperformance was a result of underweight exposure to investment-grade rated credits in China, the Philippines, Russia and Saudi Arabia through some of the reporting period. Investment-grade credits generally rallied in line with defensive U.S. Treasury bonds.

During the reporting period, were there any liquidity events that materially impacted the Fund’s performance?

The global spread of the COVID-19 pandemic from February 2020 onward triggered a coincident global recession and led to a material decline in oil prices with unprecedented consequences for global debt markets. In particular, these circumstances led to a sharp rise in emerging-market debt risk premiums during the first quarter of 2020.

The combined pandemic and oil shocks had a material impact on liquidity and aggregate demand conditions for emerging-

market debt. A number of emerging-market countries lost access to public funding markets and experienced sharp deterioration in their external and fiscal positions. These conditions ultimately led six countries to default on their public debt: Argentina, Lebanon, Ecuador, Belize, Suriname and Zambia. Two of the defaults, those of Argentina and Ecuador, were cured after completion of debt restructurings in August and September.

Furthermore, the majority of emerging-market countries experienced broad-based deteriorations in creditworthiness, with rating agency downgrades running into record highs. Credit rating company Moody’s downgraded the ratings or outlooks of 65 out of the 108 sovereigns they covered, with 43 out of the 65 negative rating actions directly triggered by the pandemic outbreak. Constrained access to financing drove the majority of these downgrades, with lower growth or exposure to tourism, oil and other commodities impacting performance as well.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund held a long 10-year U.S. Treasury futures position between the end of March and June 2020. However, the Fund’s performance was not materially impacted by investments in derivatives.

What was the Fund’s duration2 strategy during the reporting period?

The Fund’s modified duration fluctuated by 0.9 years, in absolute terms, with the low of 7.72 years reached in May 2020 and the high of 8.89 years reached in August. The Fund’s relative duration position versus the JPMorgan EMBI Global Diversified Index ranged between 1.09 years (March 2020) and zero (May 2020). The Fund’s relative duration exposure remained driven by our views on the expected market for U.S. Treasury securities and the shape of the U.S. Treasury yield curve,3 as well as the availability of emerging-market issuer spread4 curve opportunities. The Fund’s duration strategy added approximately 71 basis points (“bps”) to relative performance over the reporting period. (A basis point is one one-hundredth of a percentage point.)

As of October 31, 2020, the Fund’s absolute and relative modified duration5 positions were 8.37 years and 0.49 years,

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield.

9

respectively, with a neutral stance on the U.S. Treasury, investment-grade rated proxies, and a small positive bias in select, longer-dated, higher-yielding emerging-market issuers. This positioning reflects our belief that broadening and deepening of the recovery in 2021 may create headwinds for U.S. Treasury securities and lower-yielding emerging-market issuers. However, in the medium term, we expect that core rates will remain anchored by monetary policy accommodation and may remain low until recession and health risks are decisively cleared.

How was the Fund affected by shifting currency values during the reporting period?

The Fund was not affected by shifting currency values over the reporting period. Emerging market currencies added 3 bps to relative performance over the same period.

During the reporting period, which countries and/or sectors were the strongest positive contributors to the Fund’s relative performance and which countries and/or sectors were particularly weak?

The strongest positive contributors to the Fund’s performance relative to the JPMorgan EMBI Global Diversified Index included overweight exposure to debt from Lebanon, which entered debt default on March 6, 2020, and overweight exposure to higher-yielding investment-grade Eastern European credits from countries such as Kazakhstan and Romania, which benefited from the asset class recovery in the second half of the reporting period. (Contributions take weightings and total returns into account.) The Fund’s relatively high cash level in March 2020, when the asset class drawdown was generated, also contributed positively to performance.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period were concentrated in China, the Philippines and Uruguay. All purchases were targeted at adding exposure to investment-grade rated credits, which typically outperform higher-yielding credits during recessionary periods. The Fund’s largest sales were concentrated in Angola, Ecuador and Latam Airlines (Chile/Brazil). The Fund divested its Latam Airlines position after the company launched Chapter 11 bankruptcy proceedings in May 2020.

How did the Fund’s country and/or sector weightings change during the reporting period?

As volatility increased during the reporting period, the Fund covered its underweight exposures to U.S. Treasury-sensitive, Asian and Latin American investment-grade rated credits from countries such as China, the Philippines and Uruguay. During the second half of the year, the Fund reduced its exposure to what we perceived as weaker sub-Saharan African credits from countries such as Angola, where we believe debt restructuring remains likely, and Ecuador, where general elections planned for February 2021 pose risks to policy continuity.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held overweight positions in investment-grade credits that we believed offered attractive fundamentals versus valuations characteristics and spread compression upside, including credits from Indonesia, Kazakhstan and Romania. As of the same date, the Fund held underweight exposure to investment-grade rated Russian and Saudi Arabian credits where we expect risk premiums to increase on not-yet-fully priced sanctions and geopolitical risks. The Fund’s current strategy aims to avoid further debt restructurings and defaults. We prefer to stay sidelined on countries where public-debt-to-GDP levels have spiked beyond sustainable levels and which may require some form of debt relief (Angola) or are facing election uncertainty (Ecuador).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Candriam Emerging Markets Debt Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Long-Term Bonds 90.1%† Corporate Bonds 23.2%
Azerbaijan 0.6%
State Oil Co. of The Azerbaijan Republic Series Reg S 6.95%, due 3/18/30	$600,000	$710,616

Brazil 1.9%
Braskem Netherlands Finance B.V.
Series Reg S 4.50%, due 1/10/28	500,000	480,260
Series Reg S 4.50%, due 1/31/30	700,000	646,485
Rede D’or Finance S.A.R.L. Series Reg S 4.50%, due 1/22/30	1,000,000	983,750

		2,110,495

Canada 1.2%
State Grid Overseas Investment, Ltd. Series Reg S 1.625%, due 8/5/30	1,350,000	1,301,387

Cayman Islands 0.5%
Bioceanico Sovereign Certificate, Ltd. Series Reg S (zero coupon), due 6/5/34	843,648	615,863

Chile 2.1%
Corp. Nacional del Cobre de Chile
Series Reg S 3.70%, due 1/30/50	300,000	313,270
Series Reg S 4.25%, due 7/17/42	1,300,000	1,450,052
Empresa de los Ferrocarriles del Estado Series Reg S 3.068%, due 8/18/50	300,000	279,000
Sociedad Quimica y Minera de Chile S.A. Series Reg S 4.25%, due 1/22/50	250,000	275,000

		2,317,322

China 1.0%
CNPC Global Capital Co. Series Reg S 2.00%, due 6/23/30	500,000	496,310
Sinopec Group Overseas Development 2018, Ltd.
Series Reg S 2.70%, due 5/13/30	450,000	468,288
Series Reg S 3.35%, due 5/13/50	200,000	213,956

		1,178,554

	Principal Amount	Value
Colombia 0.5%
Ecopetrol S.A. 5.875%, due 5/28/45	$500,000	$545,350

Croatia 1.0%
Hrvatska Elektroprivreda Series Reg S 5.875%, due 10/23/22	1,000,000	1,081,416

India 0.3%
Vedanta Resources, Ltd. 6.125%, due 8/9/24 (a)	500,000	291,403

Indonesia 3.1%
Pertamina Persero PT
Series Reg S 3.10%, due 1/21/30	500,000	515,076
Series Reg S 3.10%, due 8/27/30	500,000	516,819
Series Reg S 4.15%, due 2/25/60	400,000	395,010
Series Reg S 4.175%, due 1/21/50 (b)	600,000	598,959
5.625%, due 5/20/43 (a)	1,200,000	1,404,000

		3,429,864

Kazakhstan 4.8%
KazMunayGas National Co. JSC
Series Reg S 3.50%, due 4/14/33	1,600,000	1,649,926
Series Reg S 4.75%, due 4/19/27	1,000,000	1,126,260
Series Reg S 5.75%, due 4/19/47	1,000,000	1,239,908
Series Reg S 6.375%, due 10/24/48	600,000	797,134
Tengizchevroil Finance Co. International, Ltd. Series Reg S 2.625%, due 8/15/25	500,000	501,325

		5,314,553

Mexico 5.0%
Cemex S.A.B. de C.V. Series Reg S 5.20%, due 9/17/30	600,000	633,834
Industrias Penoles S.A.B. de C.V. Series Reg S 4.75%, due 8/6/50	700,000	735,875
Petroleos Mexicanos
Series Reg S 5.95%, due 1/28/31	500,000	418,500
6.50%, due 3/13/27	1,000,000	928,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Mexico (continued)
Petroleos Mexicanos (continued)
6.75%, due 9/21/47	$500,000	$388,145
6.84%, due 1/23/30	800,000	715,200
Series Reg S 6.875%, due 10/16/25	600,000	593,100
6.95%, due 1/28/60	1,000,000	782,000
7.69%, due 1/23/50	500,000	415,465

		5,610,869

Panama 0.3%
Banco Nacional de Panama Series Reg S 2.50%, due 8/11/30	300,000	298,062

United Arab Emirates 0.7%
MDGH-GMTN B.V. Series Reg S 3.95%, due 5/21/50	700,000	804,706

Venezuela 0.2%
Petroleos de Venezuela S.A. (c)(d)(e)
Series Reg S 5.375%, due 4/12/27	3,000,000	102,000
Series Reg S 6.00%, due 5/16/24	2,500,000	90,000
Series Reg S 6.00%, due 11/15/26	2,500,000	85,000

		277,000

Total Corporate Bonds (Cost $28,636,092)		25,887,460

Foreign Government Bonds 66.9%
Angola 0.5%
Angolan Government International Bond
Series Reg S 9.125%, due 11/26/49	250,000	189,852
Series Reg S 9.375%, due 5/8/48	500,000	381,900

		571,752

Argentina 2.4%
Argentine Republic Government International Bond
0.125%, due 7/9/30 (f)	513,757	188,549
0.125%, due 7/9/35 (f)	3,366,242	1,100,761
1.00%, due 7/9/29	233,373	95,683
Provincia de Buenos Aires 7.875%, due 6/15/27 (a)	4,000,000	1,310,000

		2,694,993

	Principal Amount	Value
Bahamas 1.5%
Bahamas Government International Bond Series Reg S 6.00%, due 11/21/28	$2,000,000	$1,730,000

Belarus 0.4%
Republic of Belarus International Bond
7.625%, due 6/29/27 (a)	200,000	198,140
Series Reg S 7.625%, due 6/29/27	200,000	198,140

		396,280

Brazil 2.0%
Brazilian Government International Bond
2.875%, due 6/6/25	200,000	202,302
3.875%, due 6/12/30	1,000,000	1,012,500
4.75%, due 1/14/50	1,000,000	980,000

		2,194,802

Chile 0.6%
Chile Government International Bond 2.45%, due 1/31/31	600,000	623,250

China 1.2%
China Government International Bond
Series Reg S 1.20%, due 10/21/30	200,000	197,578
Series Reg S 2.25%, due 10/21/50	550,000	533,550
Series Reg S 3.50%, due 10/19/28	500,000	581,850

		1,312,978

Colombia 2.5%
Colombia Government International Bond
3.00%, due 1/30/30	1,000,000	1,020,000
3.125%, due 4/15/31	500,000	513,250
6.125%, due 1/18/41	1,000,000	1,290,500

		2,823,750

Costa Rica 0.9%
Costa Rica Government International Bond Series Reg S 7.00%, due 4/4/44	1,300,000	1,017,250

Croatia 1.5%
Croatia Government International Bond, Series Reg S 6.00%, due 1/26/24	1,500,000	1,728,165

Dominican Republic 4.5%
Dominican Republic International Bond
Series Reg S 4.50%, due 1/30/30	600,000	604,506

12	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Dominican Republic (continued)
Dominican Republic International Bond (continued)
Series Reg S 4.875%, due 9/23/32	$600,000	$609,006
Series Reg S 5.875%, due 1/30/60	800,000	764,000
Series Reg S 5.95%, due 1/25/27	2,250,000	2,452,522
Series Reg S 6.85%, due 1/27/45	500,000	535,650

		4,965,684

Ecuador 1.2%
Ecuador Government International Bond
Series Reg S (zero coupon), due 7/31/30	208,496	94,868
Series Reg S 0.50%, due 7/31/35 (f)	1,600,000	874,000
Series Reg S 0.50%, due 7/31/40 (f)	862,600	426,995

		1,395,863

Egypt 2.9%
Egypt Government International Bond
Series Reg S 5.25%, due 10/6/25	650,000	645,255
Series Reg S 6.875%, due 4/30/40	1,700,000	1,583,125
Series Reg S 8.70%, due 3/1/49	1,000,000	1,006,500

		3,234,880

El Salvador 0.8%
El Salvador Government International Bond
Series Reg S 5.875%, due 1/30/25	89,000	73,114
Series Reg S 6.375%, due 1/18/27 (b)	90,000	73,036
Series Reg S 7.625%, due 2/1/41	1,000,000	763,510

		909,660

Ghana 1.8%
Ghana Government International Bond
Series Reg S 7.875%, due 2/11/35	1,000,000	886,250
Series Reg S 8.627%, due 6/16/49	1,000,000	877,500
Series Reg S 8.95%, due 3/26/51	250,000	224,150

		1,987,900

	Principal Amount	Value
Honduras 0.3%
Honduras Government International Bond Series Reg S 5.625%, due 6/24/30	$350,000	$385,875

Hungary 2.1%
Hungary Government International Bond 5.375%, due 3/25/24	2,000,000	2,292,580

India 0.9%
Export-Import Bank of India Series Reg S 3.375%, due 8/5/26	1,000,000	1,054,340

Indonesia 1.9%
Indonesia Government International Bond
3.85%, due 10/15/30	550,000	626,719
5.125%, due 1/15/45 (a)	1,000,000	1,254,113
Perusahaan Penerbit SBSN Indonesia III Series Reg S 3.80%, due 6/23/50	200,000	212,096

		2,092,928

Iraq 0.5%
Iraq International Bond Series Reg S 6.752%, due 3/9/23	600,000	558,000

Ivory Coast 0.5%
Ivory Coast Government International Bond Series Reg S 5.75%, due 12/31/32 (f)	539,500	526,741

Jamaica 0.6%
Jamaica Government International Bond 7.875%, due 7/28/45	500,000	651,250

Jordan 2.1%
Jordan Government International Bond
Series Reg S 4.95%, due 7/7/25	1,150,000	1,169,134
Series Reg S 5.85%, due 7/7/30	1,150,000	1,157,284

		2,326,418

Kenya 1.8%
Kenya Government International Bond
7.25%, due 2/28/28 (a)	200,000	209,047
Series Reg S 8.00%, due 5/22/32	1,500,000	1,573,680
Series Reg S 8.25%, due 2/28/48	200,000	204,190

		1,986,917

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount		Value
Foreign Government Bonds (continued)
Lebanon 0.1%
Lebanon Government International Bond Series Reg S 6.85%, due 3/23/27 (d)(e)		$500,000	$70,596

Namibia 0.9%
Namibia International Bonds Series Reg S 5.25%, due 10/29/25		1,000,000	1,011,470

Nigeria 0.4%
Nigeria Government International Bond 6.50%, due 11/28/27 (a)		500,000	484,906

Panama 2.3%
Panama Government International Bond
2.252%, due 9/29/32		1,000,000	1,017,000
3.87%, due 7/23/60		1,000,000	1,126,260
4.50%, due 4/1/56		300,000	369,000

			2,512,260

Peru 1.0%
Peruvian Government International Bond 2.783%, due 1/23/31		1,000,000	1,081,000

Philippines 4.7%
Philippine Government International Bond
3.00%, due 2/1/28		2,000,000	2,193,300
3.70%, due 3/1/41		600,000	686,694
3.75%, due 1/14/29		2,000,000	2,315,060

			5,195,054

Qatar 3.1%
Qatar Government International Bond
Series Reg S 3.75%, due 4/16/30		700,000	812,694
Series Reg S 4.817%, due 3/14/49		1,200,000	1,597,980
Series Reg S 5.103%, due 4/23/48		800,000	1,102,912

			3,513,586

Romania 4.1%
Romanian Government International Bond
Series Reg S 2.75%, due 2/26/26	EUR	750,000	943,978
Series Reg S 3.00%, due 2/14/31		$1,210,000	1,252,970
Series Reg S 3.375%, due 1/28/50	EUR	180,000	217,709
Series Reg S 3.624%, due 5/26/30 (b)		400,000	534,062

	Principal Amount		Value
Romania (continued)
Romanian Government International Bond (continued)
Series Reg S 4.00%, due 2/14/51		$770,000	$784,448
Series Reg S 5.125%, due 6/15/48		500,000	602,118
Series Reg S 6.125%, due 1/22/44		190,000	255,594

			4,590,879

Senegal 0.5%
Senegal Government International Bond Series Reg S 6.25%, due 7/30/24		500,000	526,150

South Africa 4.0%
Republic of South Africa Government Bond 8.00%, due 1/31/30	ZAR	18,000,000	1,017,116
Republic of South Africa Government International Bond
4.85%, due 9/30/29		$500,000	495,775
4.875%, due 4/14/26		1,000,000	1,036,300
5.75%, due 9/30/49		1,000,000	900,580
6.25%, due 3/8/41		1,000,000	985,080

			4,434,851

Sri Lanka 1.6%
Sri Lanka Government International Bond
Series Reg S 6.20%, due 5/11/27		200,000	105,000
Series Reg S 6.75%, due 4/18/28		800,000	420,000
Series Reg S 6.85%, due 11/3/25		500,000	272,469
Series Reg S 7.55%, due 3/28/30		1,290,000	683,585
Series Reg S 7.85%, due 3/14/29		500,000	267,500

			1,748,554

Tajikistan 0.2%
Republic of Tajikistan International Bond Series Reg S 7.125%, due 9/14/27		300,000	224,784

Tunisia 0.3%
Banque Centrale de Tunisie International Bond Series Reg S 5.75%, due 1/30/25		400,000	336,842

14	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Turkey 2.0%
Turkey Government International Bond
5.25%, due 3/13/30	$600,000	$522,000
5.75%, due 5/11/47	500,000	386,960
6.875%, due 3/17/36	1,500,000	1,376,250

		2,285,210

Ukraine 0.8%
Ukraine Government International Bond Series Reg S (zero coupon), due 5/31/40 (g)	1,000,000	863,760

United Arab Emirates 3.0%
Abu Dhabi Government International Bond Series Reg S 3.125%, due 9/30/49	400,000	421,400
Dubai DOF Sukuk, Ltd. Series Reg S 2.763%, due 9/9/30	900,000	899,111
Finance Department Government of Sharjah Series Reg S 4.00%, due 7/28/50	800,000	796,032
Sharjah Sukuk Program, Ltd.
Series Reg S 2.942%, due 6/10/27	650,000	669,305
Series Reg S 3.234%, due 10/23/29	550,000	570,625

		3,356,473

Uruguay 2.2%
Uruguay Government International Bond
5.10%, due 6/18/50	700,000	935,207
7.625%, due 3/21/36	1,000,000	1,557,510

		2,492,717

Venezuela 0.3%
Bollivarian Republic of Venezuela Series Reg S 9.25%, due 5/7/28 (c)(d)(e)	4,095,000	374,693

Total Foreign Government Bonds (Cost $81,071,339)		74,566,041

Total Long-Term Bonds (Cost $109,707,431)		100,453,501

	Shares	Value
Short-Term Investments 6.4%
Affiliated Investment Company 5.2%
MainStay U.S. Government Liquidity Fund, 0.02% (h)	5,821,447	$5,821,447

Unaffiliated Investment Company 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (h)(i)	1,346,253	1,346,253

Total Short-Term Investments (Cost $7,167,700)		7,167,700

Total Investments (Cost $116,875,131)	96.5%	107,621,201
Other Assets, Less Liabilities	3.5	3,894,985
Net Assets	100.0%	$111,516,186

†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $1,379,282. The Fund received cash collateral with a value of $1,346,253 (See Note 2(L)).

(c)

Illiquid security—As of October 31, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $651,693, which represented 0.6% of the Fund’s net assets. (Unaudited)

(d)	Issue in non-accrual status.

(e)	Issue in default.

(f)	Step coupon—Rate shown was the rate in effect as of October 31, 2020.

(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2020.

(h)	Current yield as of October 31, 2020.

(i)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

Foreign Currency Forward Contracts

As of October 31, 2020, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,604,655	EUR	2,200,000	JPMorgan Chase Bank N.A.	11/18/20	$41,577
ZAR	10,000,000	USD	588,989	JPMorgan Chase Bank N.A.	11/18/20	24,430

Total unrealized Appreciation						66,007

USD	1,620,598	ZAR	27,000,000	JPMorgan Chase Bank N.A.	11/18/20	$(35,633)

Total unrealized Depreciation						(35,633)

Net unrealized Appreciation						$30,374

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

The following abbreviations are used in the preceding pages:

EUR—Euro

ZAR—South African Rand

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$25,887,460	$—	$25,887,460
Foreign Government Bonds	—	74,566,041	—	74,566,041

Total Long-Term Bonds	—	100,453,501	—	100,453,501

Short-Term Investments
Affiliated Investment Company	5,821,447	—	—	5,821,447
Unaffiliated Investment Company	1,346,253	—	—	1,346,253

Total Short-Term Investments	7,167,700	—	—	7,167,700

Total Investments in Securities	7,167,700	100,453,501	—	107,621,201

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	66,007	—	66,007

Total Investments in Securities and Other Financial Instruments	$7,167,700	$100,519,508	$—	$107,687,208

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(35,633)	$—	$(35,633)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

16	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $111,053,684) including securities on loan of $1,379,282	$101,799,754
Investment in affiliated investment company, at value (identified cost $5,821,447)	5,821,447
Cash at broker	1,414,610
Cash denominated in foreign currencies (identified cost $1,067,506)	1,055,586
Receivables:
Investment securities sold	2,141,866
Dividends and interest	1,490,111
Fund shares sold	214,515
Securities lending	420
Unrealized appreciation on foreign currency forward contracts	66,007
Other assets	37,901

Total assets	114,042,217

Liabilities
Cash collateral received for securities on loan	1,346,253
Payables:
Investment securities purchased	571,614
Fund shares redeemed	391,746
Manager (See Note 3)	47,533
Transfer agent (See Note 3)	37,998
NYLIFE Distributors (See Note 3)	27,990
Professional fees	21,645
Shareholder communication	20,236
Custodian	4,849
Trustees	152
Accrued expenses	2,327
Unrealized depreciation on foreign currency forward contracts	35,633
Dividend payable	18,055

Total liabilities	2,526,031

Net assets	$111,516,186

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$113,700
Additional paid-in capital	134,102,073

134,215,773
Total distributable earnings (loss)	(22,699,587)

Net assets	$111,516,186

Class A
Net assets applicable to outstanding shares	$82,873,755

Shares of beneficial interest outstanding	8,449,513

Net asset value per share outstanding	$9.81
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.27

Investor Class
Net assets applicable to outstanding shares	$13,801,413

Shares of beneficial interest outstanding	1,392,340

Net asset value per share outstanding	$9.91
Maximum sales charge (4.00% of offering price)	0.41

Maximum offering price per share outstanding	$10.32

Class B
Net assets applicable to outstanding shares	$1,788,830

Shares of beneficial interest outstanding	186,135

Net asset value and offering price per share outstanding	$9.61

Class C
Net assets applicable to outstanding shares	$6,364,700

Shares of beneficial interest outstanding	661,247

Net asset value and offering price per share outstanding	$9.63

Class I
Net assets applicable to outstanding shares	$6,687,488

Shares of beneficial interest outstanding	680,779

Net asset value and offering price per share outstanding	$9.82

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest (a)	$7,172,280
Dividends-affiliated	18,885
Securities lending	7,336
Other	11,269

Total income	7,209,770

Expenses
Manager (See Note 3)	858,687
Distribution/Service—Class A (See Note 3)	215,242
Distribution/Service—Investor Class (See Note 3)	36,512
Distribution/Service—Class B (See Note 3)	21,553
Distribution/Service—Class C (See Note 3)	87,474
Transfer agent (See Note 3)	246,298
Professional fees	95,797
Registration	87,937
Custodian	59,105
Shareholder communication	31,110
Trustees	2,916
Miscellaneous	26,938

Total expenses before waiver/reimbursement	1,769,569
Expense waiver/reimbursement from Manager (See Note 3)	(206,021)

Net expenses	1,563,548

Net investment income (loss)	5,646,222

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(4,174,202)
Futures transactions	(84,740)
Foreign currency forward transactions	(34,327)
Foreign currency transactions	(215,650)

Net realized gain (loss)	(4,508,919)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(6,100,159)
Foreign currency forward contracts	30,374
Translation of other assets and liabilities in foreign currencies	(53,069)

Net change in unrealized appreciation (depreciation)	(6,122,854)

Net realized and unrealized gain (loss)	(10,631,773)

Net increase (decrease) in net assets resulting from operations	$(4,985,551)

(a)	Interest recorded net of foreign withholding taxes in the amount of $1,648.

18	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,646,222	$6,768,376
Net realized gain (loss)	(4,508,919)	3,689,881
Net change in unrealized appreciation (depreciation)	(6,122,854)	6,599,282

Net increase (decrease) in net assets resulting from operations	(4,985,551)	17,057,539

Distributions to shareholders:
Class A	(3,904,404)	(4,410,178)
Investor Class	(606,354)	(730,210)
Class B	(75,657)	(121,596)
Class C	(304,393)	(581,845)
Class I	(515,800)	(1,065,235)

Total distributions to shareholders	(5,406,608)	(6,909,064)

Capital share transactions:
Net proceeds from sale of shares	12,038,594	101,839,510
Net asset value of shares issued to shareholders in reinvestment of distributions	5,139,994	6,590,775
Cost of shares redeemed	(35,678,634)	(113,866,471)

Increase (decrease) in net assets derived from capital share transactions	(18,500,046)	(5,436,186)

Net increase (decrease) in net assets	(28,892,205)	4,712,289

Net Assets
Beginning of year	140,408,391	135,696,102

End of year	$111,516,186	$140,408,391

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.46	$9.71	$10.88	$10.52	$9.60

Net investment income (loss) (a)	0.47	0.49	0.45	0.53	0.57

Net realized and unrealized gain (loss) on investments	(0.65)	0.76	(1.19)	0.31	0.87

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	0.00 ‡	(0.00)‡	(0.01)	0.01

Total from investment operations	(0.20)	1.25	(0.74)	0.83	1.45

Less distributions:

From net investment income	(0.45)	(0.50)	(0.43)	(0.36)	(0.29)

Return of capital	—	—	—	(0.11)	(0.24)

Total distributions	(0.45)	(0.50)	(0.43)	(0.47)	(0.53)

Net asset value at end of year	$9.81	$10.46	$9.71	$10.88	$10.52

Total investment return (b)	(1.80%)	13.05%	(6.95%)	8.18%	15.63%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.70%	4.78%	4.36%	5.04%	5.70	%(c)

Net expenses (d)	1.17%	1.23%	1.26%	1.22%	1.22	%(e)

Expenses (before waiver/reimbursement) (d)	1.33%	1.26%	1.26%	1.22%	1.22%

Portfolio turnover rate	102%	102%	44%	37%	38%

Net assets at end of year (in 000’s)	$82,874	$93,472	$86,452	$110,238	$109,657

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.23%.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.57	$9.80	$10.98	$10.61	$9.68

Net investment income (loss) (a)	0.44	0.47	0.43	0.52	0.55

Net realized and unrealized gain (loss) on investments	(0.66)	0.77	(1.20)	0.31	0.88

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	0.00 ‡	(0.00)‡	(0.01)	0.01

Total from investment operations	(0.24)	1.24	(0.77)	0.82	1.44

Less distributions:

From net investment income	(0.42)	(0.47)	(0.41)	(0.35)	(0.27)

Return of capital	—	—	—	(0.10)	(0.24)

Total distributions	(0.42)	(0.47)	(0.41)	(0.45)	(0.51)

Net asset value at end of year	$9.91	$10.57	$9.80	$10.98	$10.61

Total investment return (b)	(2.20%)	12.82%	(7.18%)	7.99%	15.38%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.38%	4.50%	4.15%	4.86%	5.50	%(c)

Net expenses (d)	1.49%	1.52%	1.47%	1.42%	1.42	%(e)

Expenses (before waiver/reimbursement) (d)	1.66%	1.56%	1.49%	1.42%	1.42%

Portfolio turnover rate	102%	102%	44%	37%	38%

Net assets at end of year (in 000’s)	$13,801	$16,024	$15,911	$18,613	$32,318

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.43%.

20	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.26	$9.52	$10.69	$10.34	$9.44

Net investment income (loss) (a)	0.36	0.38	0.34	0.43	0.47

Net realized and unrealized gain (loss) on investments	(0.64)	0.75	(1.18)	0.30	0.86

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	0.00 ‡	0.00 ‡	(0.01)	0.01

Total from investment operations	(0.30)	1.13	(0.84)	0.72	1.34

Less distributions:

From net investment income	(0.35)	(0.39)	(0.33)	(0.29)	(0.20)

Return of capital	—	—	—	(0.08)	(0.24)

Total distributions	(0.35)	(0.39)	(0.33)	(0.37)	(0.44)

Net asset value at end of year	$9.61	$10.26	$9.52	$10.69	$10.34

Total investment return (b)	(2.91%)	12.04%	(7.98%)	7.20%	14.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.66%	3.76%	3.37%	4.11%	4.78	%(c)

Net expenses (d)	2.24%	2.27%	2.22%	2.17%	2.17	%(e)

Expenses (before waiver/reimbursement) (d)	2.40%	2.31%	2.24%	2.17%	2.17%

Portfolio turnover rate	102%	102%	44%	37%	38%

Net assets at end of year (in 000’s)	$1,789	$2,663	$3,660	$6,012	$7,506

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.27	$9.54	$10.70	$10.35	$9.45

Net investment income (loss) (a)	0.36	0.38	0.35	0.43	0.47

Net realized and unrealized gain (loss) on investments	(0.64)	0.74	(1.18)	0.29	0.86

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	0.00 ‡	(0.00)‡	(0.00)‡	0.01

Total from investment operations	(0.30)	1.12	(0.83)	0.72	1.34

Less distributions:

From net investment income	(0.34)	(0.39)	(0.33)	(0.29)	(0.20)

Return of capital	—	—	—	(0.08)	(0.24)

Total distributions	(0.34)	(0.39)	(0.33)	(0.37)	(0.44)

Net asset value at end of year	$9.63	$10.27	$9.54	$10.70	$10.35

Total investment return (b)	(2.81%)	11.91%	(7.88%)	7.19%	14.58%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.68%	3.78%	3.39%	4.11%	4.77	%(c)

Net expenses (d)	2.24%	2.27%	2.22%	2.17%	2.17	%(e)

Expenses (before waiver/reimbursement) (d)	2.40%	2.31%	2.24%	2.17%	2.17%

Portfolio turnover rate	102%	102%	44%	37%	38%

Net assets at end of year (in 000’s)	$6,365	$11,150	$19,246	$28,270	$35,789

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.48	$9.72	$10.90	$10.53	$9.61

Net investment income (loss) (a)	0.51	0.52	0.48	0.56	0.59

Net realized and unrealized gain (loss) on investments	(0.67)	0.76	(1.20)	0.32	0.88

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	0.00 ‡	(0.00)‡	(0.01)	0.01

Total from investment operations	(0.18)	1.28	(0.72)	0.87	1.48

Less distributions:

From net investment income	(0.48)	(0.52)	(0.46)	(0.39)	(0.32)

Return of capital	—	—	—	(0.11)	(0.24)

Total distributions	(0.48)	(0.52)	(0.46)	(0.50)	(0.56)

Net asset value at end of year	$9.82	$10.48	$9.72	$10.90	$10.53

Total investment return (b)	(1.59%)	13.46%	(6.80%)	8.54%	15.90%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.09%	4.99%	4.60%	5.22%	5.96	%(c)

Net expenses (d)	0.85%	0.94%	1.01%	0.97%	0.97	%(e)

Expenses (before waiver/reimbursement) (d)	1.07%	1.01%	1.01%	0.97%	0.97%

Portfolio turnover rate	102%	102%	44%	37%	38%

Net assets at end of year (in 000’s)	$6,687	$17,100	$10,428	$22,717	$13,759

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.98%.

22	MainStay Candriam Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Debt Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2020, Class R6 shares were not yet offered for sale. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such

23

Notes to Financial Statements (continued)

methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction

24	MainStay Candriam Emerging Markets Debt Fund

under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2020, and can change at any time. Illiquid investments as of October 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

25

Notes to Financial Statements (continued)

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2020, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

26	MainStay Candriam Emerging Markets Debt Fund

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of October 31, 2020, are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and
(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $1,379,282 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,346,253.

(M)  High Yield and General Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt

27

Notes to Financial Statements (continued)

securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.

(N)  Foreign Securities Risk and Emerging Markets Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve positioning of the portfolio.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives

	Foreign Exchange Contracts Risk	Total

Forward Contracts—Unrealized appreciation on foreign currency forward contracts	$66,007	$66,007

Total Fair Value	$66,007	$66,007

Liability Derivatives

	Foreign Exchange Contracts Risk	Total

Forward Contracts—Unrealized depreciation on foreign currency forward contracts	$(35,633)	$(35,633)

Total Fair Value	$(35,633)	$(35,633)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	$—	$(84,740)	$(84,740)
Forward Contracts	(34,327)	—	(34,327)

Total Net Realized Gain (Loss)	$(34,327)	$(84,740)	$(119,067)

28	MainStay Candriam Emerging Markets Debt Fund

Net Change in Unrealized Appreciation (Depreciation) from:

	Foreign Exchange Contracts Risk	Total

Forward Contracts	$30,374	$30,374

Total Net Change in Unrealized Appreciation (Depreciation)	$30,374	$30,374

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long (a)	$—	$4,582,813	$4,582,813
Forward Contracts Long (b)	$788,311	$—	$788,311
Forward Contracts Short (b)	$(3,454,627)	$—	$(3,454,627)

(a)	Positions were open three months during the reporting period.
(b)	Positions were open five months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam Luxembourg S.C.A. (“Candriam Luxembourg” or the “Subadvisor”) as the Fund’s subadvisor. Candriam Luxembourg, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Luxembourg, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million.

During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.17% and Class I, 0.85%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class, Class B and Class C shares. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $858,687 and waived fees/reimbursed expenses in the amount of $206,021 and paid the Subadvisor of $326,210.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $11,873 and $2,299, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2020, of $665, $1,003 and $752, respectively.

29

Notes to Financial Statements (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived

Class A	$114,972	$—
Investor Class	66,672	—
Class B	9,856	—
Class C	40,008	—
Class I	14,790	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$4,738	$105,355	$(104,272)	$—	$—	$5,821	$19	$—	5,821

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$117,042,459	$4,493,996	$(13,915,254)	$(9,421,258)

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,390,017	$(13,190,804)	$(1,465,025)	$(9,433,775)	$(22,699,587)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to interest accruals on defaulted securities.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $13,082,198 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$3,596	$9,486

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent difference; net assets as of October 31, 2020 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$11,760	$(11,760)

The reclassifications for the Fund are primarily due to non-deductible excise tax paid.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$5,406,608	$6,909,064

30	MainStay Candriam Emerging Markets Debt Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $116,410 and $140,398, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	696,868	$6,940,578
Shares issued to shareholders in reinvestment of distributions	375,972	3,684,567
Shares redeemed	(1,678,861)	(16,459,620)

Net increase (decrease) in shares outstanding before conversion	(606,021)	(5,834,475)
Shares converted into Class A (See Note 1)	125,083	1,241,731
Shares converted from Class A (See Note 1)	(3,814)	(32,724)

Net increase (decrease)	(484,752)	$(4,625,468)

Year ended October 31, 2019:
Shares sold	2,555,502	$26,374,018
Shares issued to shareholders in reinvestment of distributions	407,217	4,170,024
Shares redeemed	(3,094,426)	(31,724,904)

Net increase (decrease) in shares outstanding before conversion	(131,707)	(1,180,862)
Shares converted into Class A (See Note 1)	183,520	1,899,175
Shares converted from Class A (See Note 1)	(24,697)	(257,842)

Net increase (decrease)	27,116	$460,471

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	84,985	$814,508
Shares issued to shareholders in reinvestment of distributions	60,127	595,107
Shares redeemed	(219,231)	(2,167,018)

Net increase (decrease) in shares outstanding before conversion	(74,119)	(757,403)
Shares converted into Investor Class (See Note 1)	43,802	437,065
Shares converted from Investor Class (See Note 1)	(93,645)	(945,640)

Net increase (decrease)	(123,962)	$(1,265,978)

Year ended October 31, 2019:
Shares sold	266,774	$2,815,350
Shares issued to shareholders in reinvestment of distributions	69,446	716,993
Shares redeemed	(416,144)	(4,359,048)

Net increase (decrease) in shares outstanding before conversion	(79,924)	(826,705)
Shares converted into Investor Class (See Note 1)	106,852	1,106,499
Shares converted from Investor Class (See Note 1)	(134,281)	(1,408,214)

Net increase (decrease)	(107,353)	$(1,128,420)

31

Notes to Financial Statements (continued)

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,472	$31,047
Shares issued to shareholders in reinvestment of distributions	6,737	64,708
Shares redeemed	(47,132)	(446,113)

Net increase (decrease) in shares outstanding before conversion	(36,923)	(350,358)
Shares converted from Class B (See Note 1)	(36,532)	(357,664)

Net increase (decrease)	(73,455)	$(708,022)

Year ended October 31, 2019:
Shares sold	75,759	$774,548
Shares issued to shareholders in reinvestment of distributions	10,855	108,400
Shares redeemed	(161,907)	(1,630,432)

Net increase (decrease) in shares outstanding before conversion	(75,293)	(747,484)
Shares converted from Class B (See Note 1)	(49,399)	(494,342)

Net increase (decrease)	(124,692)	$(1,241,826)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	60,247	$591,756
Shares issued to shareholders in reinvestment of distributions	29,700	285,515
Shares redeemed	(478,295)	(4,597,030)

Net increase (decrease) in shares outstanding before conversion	(388,348)	(3,719,759)
Shares converted from Class C (See Note 1)	(35,796)	(342,768)

Net increase (decrease)	(424,144)	$(4,062,527)

Year ended October 31, 2019:
Shares sold	52,255	$529,219
Shares issued to shareholders in reinvestment of distributions	53,732	535,313
Shares redeemed	(954,406)	(9,640,685)

Net increase (decrease) in shares outstanding before conversion	(848,419)	(8,576,153)
Shares converted from Class C (See Note 1)	(84,254)	(845,276)

Net increase (decrease)	(932,673)	$(9,421,429)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	353,067	$3,660,705
Shares issued to shareholders in reinvestment of distributions	51,147	510,097
Shares redeemed	(1,355,592)	(12,008,853)

Net increase (decrease)	(951,378)	$(7,838,051)

Year ended October 31, 2019:
Shares sold	6,746,992	$71,346,375
Shares issued to shareholders in reinvestment of distributions	101,826	1,060,045
Shares redeemed	(6,289,438)	(66,511,402)

Net increase (decrease)	559,380	$5,895,018

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

32	MainStay Candriam Emerging Markets Debt Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Candriam Emerging Markets Debt Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

33

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2020, the Fund designated approximately $37 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

34	MainStay Candriam Emerging Markets Debt Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

35

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

36	MainStay Candriam Emerging Markets Debt Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay Candriam Emerging Markets Debt Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1717391 MS203-20	MSCEMD11-12/20 (NYLIM) NL218

MainStay Income Builder Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–6.35 –0.90%	3.86 5.04%	6.55 7.15%	1.02 1.02%
Investor Class Shares[4]	Maximum 2.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.55 –1.11	3.71 4.89	6.34 6.94	1.17 1.17
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	12/29/1987	–6.51 –1.84	3.76 4.10	6.14 6.14	1.92 1.92
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–2.78 –1.85	4.10 4.10	6.14 6.14	1.92 1.92
Class I Shares	No Sales Charge		1/2/2004	–0.69	5.29	7.43	0.77
Class R2 Shares	No Sales Charge		2/27/2015	–1.00	4.94	6.93	1.12
Class R3 Shares	No Sales Charge		2/29/2016	–1.24	6.21	N/A	1.37
Class R6 Shares	No Sales Charge		2/28/2018	–0.60	4.38	N/A	0.67
SIMPLE Class Shares	No Sales Charge		8/31/2020	–3.39	N/A	N/A	1.42

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to November 4, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

MSCI World Index[6]	4.36%	8.13%	8.64%
Bloomberg Barclays U.S. Aggregate Bond Index[7]	6.19	4.08	3.55
Blended Benchmark Index[8]	5.93	6.37	6.33
Morningstar World Allocation Category Average[9]	–2.08	3.97	4.61

6.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,061.60	$5.23	$1,020.06	$5.13	1.01%

Investor Class Shares	$1,000.00	$1,060.70	$6.11	$1,019.20	$5.99	1.18%

Class B Shares	$1,000.00	$1,056.20	$9.98	$1,015.43	$9.78	1.93%

Class C Shares	$1,000.00	$1,056.40	$9.98	$1,015.43	$9.78	1.93%

Class I Shares	$1,000.00	$1,062.90	$3.94	$1,021.32	$3.86	0.76%

Class R2 Shares	$1,000.00	$1,060.50	$5.75	$1,019.56	$5.63	1.11%

Class R3 Shares	$1,000.00	$1,059.70	$7.04	$1,018.30	$6.90	1.36%

Class R6 Shares	$1,000.00	$1,063.40	$3.48	$1,021.77	$3.40	0.67%

SIMPLE Class Shares[3,4]	$1,000.00	$966.10	$2.34	$1,005.95	$2.39	1.43%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.10 for SIMPLE Class shares and the ending account value would have been $1,018.10 for SIMPLE Class shares.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.00%–5.00%, due 9/1/33–10/1/50

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.00%–5.00%, due 1/1/40–9/1/50

3.	Bank of America Corp., 2.496%–8.57%, due 1/23/22–6/19/41

4.	JPMorgan Chase & Co.

5.	Federal Home Loan Mortgage Corporation, 3.00%–4.00%, due 9/15/48–1/25/50
6.	United States Treasury Bonds, 1.375%–4.50%, due 5/15/38–8/15/50

7.	United States Treasury Notes, 0.125%, due 10/31/22–10/15/23

8.	AbbVie, Inc.

9.	Verizon Communications, Inc.

10.	Microsoft Corp.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Dan Roberts, PhD,1 Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Income Builder Fund returned –0.69%, underperforming the 4.36% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares underperformed the 6.19% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Fund’s secondary benchmark, and the 5.93% return of the Blended Benchmark Index, which is an additional benchmark of the Fund. For 12 months ended October 31, 2020, Class I shares of the Fund outperformed the –2.08% return of the Morningstar World Allocation Category Average.2

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the use of U.S. Treasury futures by the fixed-income portion of the Fund had minimal impact on returns.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The equity portion of the Fund participated in the market rally during the end of 2019. However, performance was challenged during the pandemic-related sell-off in February and March 2020. Fund performance encountered additional headwinds throughout the remainder of the reporting period when the market rally was led by a handful of U.S. mega-cap stocks in the information technology, consumer discretionary and communication services sectors.

Compared to the MSCI World Index, the equity portion of the Fund held underweight exposure to the information technology sector, a stance that significantly detracted from relative returns. Disappointing stock selection in information technology further detracted as the high-flying technology hardware and software stocks that drove the market’s rise did not tend to exhibit the Fund’s targeted shareholder-yield characteristics. Stock selection in communication services was undermined by telecommunications holdings, and by holdings in a movie theater chain operator that the Fund sold in March 2020 near the lowest point of the market’s sell-off. Relatively overweight exposure to pharmaceuticals in the health care sector detracted as the market contemplated the potential regulatory implications of the U.S. presidential election outcome and progress on a

COVID-19 vaccine. By country, holdings in the United States detracted most, followed by holdings in France.

Strong stock selection along with underweight exposure in industrials enhanced the benchmark-relative performance of the equity portion of the Fund.

During the reporting period, which sectors and countries were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors and countries were particularly weak?

During the reporting period, the strongest positive sector contributions to the performance of the equity portion of the Fund relative to the MSCI World Index came from industrials, with over half the effect derived from holdings in the aerospace & defense and air freight & logistics industries. (Contributions take weightings and total returns into account.) Relatively underweight exposure to the industrials sector also contributed positively. Within financials, underweight exposure to the banking industry enhanced relative returns, though the effect was offset by disappointing results from insurance industry holdings.

During the same period, underweight exposure to the information technology sector—the strongest performing sector by far in the benchmark—proved the most significant detractor from the relative performance of the equity portion of the Fund. Stock selection within the sector also detracted. Stock selection in communication services was challenged by telecommunications holdings, and by a position in a movie theater chain operator that the Fund exited in the midst of the market sell-off. Stock selection and underweight exposure in the consumer discretionary sector further detracted from relative returns, along with stock selection in health care as pharmaceutical holdings were pressured. Overweight exposure to the energy sector further dampened relative results as an oil price war disrupted supply and global oil demand remained subdued due to the pandemic-related economic slowdown.

On a country basis, the strongest positive contribution to the relative performance of the equity portion of the Fund came from investments in Japan, while U.S. holdings detracted.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Top positive contributors to the absolute performance of the equity portion of the Fund during the reporting period included

1.	Dan Roberts served as a portfolio manager of the Fund until January 1, 2020.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

semiconductor manufacturer Taiwan Semiconductor and consumer electronics and services company Apple.

Shares in Taiwan Semiconductor, one of the largest semiconductor manufacturers in the world, benefited from production stumbles by competitor Intel and from increased demand for foundry services. With Intel delaying the launch of their next product, expectations grew that Taiwan Semiconductor would see additional foundry demand, making the company one of the two top suppliers of leading-edge semiconductor production in the world, along with Samsung. As of October 31, 2020, the company pays a well-covered dividend.

Apple shares outperformed on strong underlying demand both on its service and accessories side, as well as a return of iPhone sales growth. Customer demand for the company’s iPhone 11 handset lineup proved strong despite the anticipation of a 5G variant which was announced in October 2020. Additionally, service adoption expanded to provide a strong driver of revenue growth regardless of iPhone demand. As of October 31, 2020, Apple returned cash to shareholders through dividends and share repurchases.

Paris-based global real estate company Unibail-Rodamco-Westfield and U.S. regulated utility CenterPoint Energy were the largest detractors from the absolute performance of the equity portion of the Fund during the reporting period. Other significant detractors during the reporting period included Paris-based global insurance company AXA and U.K.-based financial services provider Lloyds Banking Group.

AXA shares traded lower with those of the company’s insurance and financial company peers in the March 2020 market sell-off, then partially recovered as lockdowns were eased and equity markets recovered. Concerns about the impact of low interest rates on investment income, higher mortality experience and disputes over claims for coverage under business interruption contracts remained challenges for the insurance industry. Facing pressure from regulators, AXA’s board decided to pay the annual dividend for 2019 in two installments. While the first was paid, a subsequent regulatory notice in late July 2020 led AXA to cancel the second installment, which pressured shares downward. A further headwind emerged in September 2020 with an adverse ruling in a U.K. court case regarding coverage for business interruption claims. While AXA was not directly involved, the case increased uncertainty as to the ultimate resolution of certain business interruption claims. In our opinion, as of October 31, 2020, AXA’s business franchise remains strong and the company enjoys robust capital strength and liquidity. The company continues to have a transparent capital allocation policy with the ability to pay an attractive, growing dividend supported by earnings and maintain a strong regulatory capital position. Debt reduction also remains a focus for management.

Lloyds is one of the largest banks operating in the U.K. Following the Global Financial Crisis of 2007-2008, the company repositioned itself as a straightforward, low-risk bank focused on consumer lending (mortgages, autos, and credit cards), business lending to small and medium enterprises, insurance and wealth management. Shares traded lower with those of the company’s financial-sector peers in the March 2020 market sell-off and remained depressed as the U.K. economy continued to struggle with the effects of the pandemic. The equity portion of the Fund sold its position at the end of March 2020 on concerns that regulators would either request or require banks to discontinue shareholder distributions in light of pandemic-related economic uncertainty. Following the decision to sell, under pressure from the Bank of England, Lloyds and the other major U.K. banks canceled dividends that they had announced on 2019 earnings.

What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?

A few positions were initiated in the equity portion of the Fund during the reporting period, including holdings in industrial equipment distributor MSC Industrial (“MSC”) and medical device maker Medtronic.

Addressing a highly fragmented market, MSC focuses on product availability and customer service. Cash flows are sustained by strong customer relationships and by providing superior logistics and in-stock products to support customer needs. Growth is driven by market share gains and by moving its sales force from fulfillment to a partnership with its customers. This partnership allows MSC to provide customers with unique insights that drive down their bill of materials and improve their products and manufacturing processes, pushing MSC’s cash margins higher. By leveraging its infrastructure and implementing a strong cost-reduction program, we believe the company is positioned to experience margin expansion and lower working capital requirements through better inventory management, leading to better cash generation. As of October 31, 2020, MSC returns cash through a growing dividend and regular share repurchases.

Medtronic develops and sells therapeutic and diagnostic medical devices to treat a variety of conditions, including cardiac rhythm diseases, vascular and heart disease, spinal conditions and diabetes. The company has also developed a line of advanced surgical devices and systems. Cash flows are sustained by Medtronic’s diversification across business segments, customer type and geography. Cash flow growth drivers include

10	MainStay Income Builder Fund

sales growth through penetration of existing markets and the creation of new markets with innovative new therapies, margin expansion from cost reduction and improved sourcing, and higher cash conversion from better working capital management. As of October 31, 2020, Medtronic returned capital to shareholders through regular share repurchases and a consistently growing dividend with a 40% earnings payout target.

Positions closed during the reporting period included global integrated energy company Royal Dutch Shell (another top detractor from the Fund’s total performance) and U.S. health care plan provider UnitedHealth Group.

Royal Dutch Shell shares declined along with those of other integrated oil companies as the energy sector suffered from supply dislocations caused by conflicts between major oil-producing countries along with the pandemic-related slump in energy demand. Given Royal Dutch Shell’s weakened balance sheet, measured by net debt leverage or gearing, we became concerned about the company’s ability to maintain its dividend in a prolonged down cycle. The Fund sold the position to invest the proceeds in other more attractive opportunities.

In our opinion, UnitedHealth faced possible near-term slowing of earning and cash flow growth driven by a confluence of factors. These factors included continued customer assistance measures, normalization in medical utilization, rising acuity as a result of missed and deferred treatment, COVID-19 vaccine and treatment costs, and a shift from higher-margin commercial membership to lower-margin Medicaid membership. In light of these challenges, the Fund exited the position in favor of other opportunities.

How did sector and country weightings change in the equity portion of the Fund during the reporting period?

During the reporting period, the most significant sector allocation changes in the equity portion of the Fund were decreases in exposure to energy and utilities. During the same period, the equity portion of the Fund significantly increased its information technology weighting and made smaller increases in its exposure to the communication services and health care sectors. From a country perspective, the most significant allocation changes included increased exposure to the United States, South Korea and Taiwan, and reduced exposure to the U.K. and France. The sector and country allocations of the equity portion of the Fund are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2020, the largest sector allocations on an absolute basis in the equity portion of the Fund were to information technology and health care, and the smallest total sector allocations were to real estate and energy. As of the same date, relative to the MSCI World Index, the equity portion of the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund, and its most significantly underweight exposures to the information technology and consumer discretionary sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index due to advantageous positioning among asset-backed securities (“ABS”), investment-grade corporate bonds and longer-duration3 Treasury bonds, as well as positive asset allocation decisions. Holdings among high-yield bonds and collateralized mortgage obligations underperformed the return of the Bloomberg Barclays U.S. Aggregate Bond Index during the same period.

During the reporting period, were there any market events that materially impacted the performance or liquidity of the fixed-income portion of the Fund?

During the first quarter of 2020, it became increasingly evident that the COVID-19 virus was not merely a medical concern, but an economic one—with perhaps larger fiscal implications than those related to personal health. Other than the U.S. Treasury sector, steep losses were seen among all asset classes, including gold, which is usually a haven during times of uncertainty. Although liquidity was challenged in this environment, the fixed-income portion of the Fund did not encounter any problems selling securities where and when needed.

The liquidity program implemented by the U.S. Federal Reserve (“Fed”) stimulated a recovery in the credit markets during the second quarter of 2020. The Fed provided a supportive hand for investment-grade bond spreads4 (and eventually select high-yield bonds) with the purchase of individual corporate bonds under the Secondary Market Corporate Credit Facility. The stock and credit market rally carried over into the third quarter and the Fed stayed active in the markets and low interest rates created a supportive environment for bond refinancings.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

11

What was the duration strategy of the fixed-income portion of the Fund during the reporting period?

The strategy of the fixed-income portion of the Fund was to remain duration neutral relative to the Bloomberg Barclays U.S. Aggregate Bond Index throughout the reporting period

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?

As mentioned above, the strongest contributions to the performance of the fixed-income portion of the Fund relative to the Bloomberg Barclays U.S. Aggregate Bond Index came from holdings of ABS, investment-grade corporate bonds and longer-duration Treasury bonds. Select asset allocation decisions made near the height of the pandemic market sell-off further bolstered relative returns. Conversely, holdings of high-yield bonds and collateralized mortgage obligations underperformed the return of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period.

What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund purchased a seasoned credit risk transfer deal from Freddie Mac (the Federal Home Loan Mortgage Corporation) backed by four-year-old prime mortgage loans. At the time of purchase, the liquidity premium was high as there were forced sellers of this type of paper. Given the underlying fundamentals of the borrower’s credit and the bond structure, we believed the market would eventually price those in. The fixed-income portion of the Fund also purchased corporate bonds issued by graphics processor and software maker NVIDIA, a high-quality, low-levered name in a rapidly growing industry. The issue came to market during the height of the market’s volatility; as a result, it priced with a very attractive new-issue premium.

To pay for increased exposure to credit after the market correction, we sold down the Fund’s position in agency mortgages, noting that the Fed was an active buyer in that paper. Additionally, we sold the Fund’s position in an ABS deal backed by equipment loans from DLL Finance at a time in early February 2020 when ABS spreads were historically tight, and liquidity was readily available.

How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?

Early in the reporting period, we focused on diversifying the holdings within the fixed-income portion of the Fund while dialing down risk as credit spreads had been narrowing. This led to an increase in securitized5 assets while decreasing the Fund’s credit positions, specifically high yield. After the March 2020 correction, we reversed course and increased the fixed-income portion of the Fund’s exposure to high yield and other spread product at discounted prices. Based on these moves we increased exposure in the fixed-income portion of the Fund to high-yield bonds, commercial mortgage-back securities and emerging-market bonds, while decreasing exposure to agency mortgages.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2020, the fixed-income portion of the Fund held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield securities, investment-grade corporate bonds and securitized assets. As of the same date, the fixed-income portion of the Fund held relatively underweight exposure to U.S. Treasury securities and agency mortgages.

5.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Long-Term Bonds 56.8%† Asset-Backed Securities 2.7%
Auto Floor Plan Asset-Backed Securities 0.7%
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A 2.44%, due 9/15/26	$2,015,000	$2,137,451
Series 2017-3, Class A 2.48%, due 9/15/24	1,270,000	1,315,907
Series 2018-4, Class A 4.06%, due 11/15/30	3,055,000	3,476,894
General Motors Floorplan Owner Revolving Trust Series 2019-2, Class A 2.90%, due 4/15/26 (a)	2,815,000	3,017,925

		9,948,177

Automobile Asset-Backed Securities 0.5%
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A 2.33%, due 8/20/26 (a)	1,270,000	1,299,516
Chase Auto Credit Linked Notes Series 2020-1, Class B 0.991%, due 1/25/28 (a)	920,000	921,871
Ford Credit Auto Owner Trust (a)
Series 2020-2, Class A 1.06%, due 4/15/33	2,250,000	2,253,259
Series 2020-1, Class A 2.04%, due 8/15/31	1,610,000	1,683,765
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	975,000	1,033,694

		7,192,105

Credit Cards 0.1%
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3 2.06%, due 8/15/28	1,740,000	1,851,603

Home Equity Asset-Backed Securities 0.0%‡
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 0.199% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	557,923	255,924

Other Asset-Backed Securities 1.3%
Carrington Mortgage Loan Trust Series 2007-HE1, Class A3 0.339% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	3,972,216	3,809,892
CF Hippolyta LLC (a)
Series 2020-1, Class A1 1.69%, due 7/15/60	1,836,096	1,855,502

	Principal Amount	Value
Other Asset-Backed Securities (continued)
CF Hippolyta LLC (a) (continued)
Series 2020-1, Class A2 1.99%, due 7/15/60	$1,127,449	$1,136,502
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)	39,954	40,812
Equity One Mortgage Pass-Through Trust Series 2003-3, Class AF4 5.495%, due 12/25/33 (c)	93,193	94,767
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.249% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	359,662	224,970
MMAF Equipment Finance LLC Series 2020-BA, Class A4 0.66%, due 11/15/27 (a)	3,750,000	3,735,910
MVW LLC Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	2,009,972	2,062,158
PFS Financing Corp. (a)
Series 2020-B, Class B 1.71%, due 6/15/24	830,000	836,720
Series 2020-A, Class B 1.77%, due 6/15/25	1,780,000	1,802,986
Sierra Timeshare Receivables Funding LLC (a)
Series 2020-2A, Class A 1.33%, due 7/20/37	1,370,797	1,376,537
Series 2020-2A, Class C 3.51%, due 7/20/37	2,138,443	2,175,855

		19,152,611

Student Loans 0.1%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.57% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	19,083	19,070
Navient Private Education Refi Loan Trust Series 2020-DA, Class A 1.69%, due 5/15/69 (a)	840,151	852,938

		872,008

Total Asset-Backed Securities (Cost $38,111,083)		39,272,428

Convertible Bonds 0.7%
Machinery—Diversified 0.4%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)	3,651,000	5,805,090

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Semiconductors 0.3%
ON Semiconductor Corp. 1.625%, due 10/15/23	$3,080,000	$4,396,454

Total Convertible Bonds (Cost $6,035,910)		10,201,544

Corporate Bonds 37.3%
Aerospace & Defense 0.4%
BAE Systems PLC 3.00%, due 9/15/50 (a)	2,650,000	2,670,437
L3Harris Technologies, Inc. 4.40%, due 6/15/28	2,215,000	2,615,854

		5,286,291

Agriculture 0.5%
Altria Group, Inc. 3.80%, due 2/14/24	3,260,000	3,547,458
BAT Capital Corp. 3.734%, due 9/25/40	2,105,000	2,070,925
JBS Investments II GmbH 7.00%, due 1/15/26 (Austria) (a)	1,170,000	1,250,028

		6,868,411

Airlines 1.2%
American Airlines Pass-Through Trust Series 2013-2, Class A 4.95%, due 1/15/23	4,005,293	3,471,440
American Airlines, Inc. Pass Through Trust
Series 2016-2, Class AA 3.20%, due 6/15/28	565,760	521,470
Series 2016-2, Class AA 3.65%, due 6/15/28	199,680	148,469
Delta Air Lines Pass-Through Trust Series 2019-1, Class AA 3.204%, due 4/25/24	2,355,000	2,345,330
Delta Air Lines, Inc. 7.00%, due 5/1/25 (a)	2,310,000	2,520,945
Delta Air Lines, Inc. / SkyMiles I.P. Ltd. (a)
4.50%, due 10/20/25	1,080,000	1,096,142
4.75%, due 10/20/28	755,000	771,770
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.50%, due 6/20/27 (a)	1,860,000	1,936,725
U.S. Airways Pass-Through Trust
Series 2012-1, Class A, Pass-Through Trust 5.90%, due 1/10/24	1,272,925	1,239,573
Series 2010-1, Class A, Pass-Through Trust 6.25%, due 4/22/23	580,032	531,917

	Principal Amount	Value
Airlines (continued)
United Airlines Pass-Through Trust
Series 2020-1, Class A 5.875%, due 10/15/27	$1,340,000	$1,343,017
Series 2007-1, Pass-Through Trust 6.636%, due 7/2/22	1,066,308	1,000,952

		16,927,750

Apparel 0.1%
Hanesbrands, Inc. 5.375%, due 5/15/25 (a)	1,340,000	1,410,350

Auto Manufacturers 1.2%
Daimler Finance North America LLC 0.799% (3 Month LIBOR + 0.55%), due 5/4/21 (Germany) (a)(b)	2,400,000	2,403,420
Ford Motor Co.
8.50%, due 4/21/23	2,100,000	2,317,875
9.00%, due 4/22/25	2,200,000	2,592,469
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	820,000	816,925
4.063%, due 11/1/24	1,935,000	1,940,418
4.25%, due 9/20/22	655,000	664,273
5.875%, due 8/2/21	350,000	357,420
General Motors Co. 6.125%, due 10/1/25	670,000	784,124
General Motors Financial Co., Inc.
3.15%, due 6/30/22	900,000	925,782
3.45%, due 4/10/22	3,800,000	3,910,930
5.20%, due 3/20/23	810,000	878,947

		17,592,583

Banks 8.4%
Bank of America Corp.
2.496%, due 2/13/31 (d)	1,600,000	1,656,004
2.676%, due 6/19/41 (d)	2,795,000	2,821,943
2.738%, due 1/23/22 (d)	3,260,000	3,276,969
3.004%, due 12/20/23 (d)	1,794,000	1,880,702
3.194%, due 7/23/30 (d)	1,425,000	1,565,035
3.458%, due 3/15/25 (d)	1,700,000	1,839,038
3.499%, due 5/17/22 (d)	4,490,000	4,564,006
4.20%, due 8/26/24	2,615,000	2,914,061
4.30%, due 1/28/25 (d)(e)	3,519,000	3,433,242
6.30%, due 3/10/26 (d)(e)	2,085,000	2,366,475
8.57%, due 11/15/24	485,000	619,992
BNP Paribas S.A. 3.052%, due 1/13/31 (France) (a)(d)	3,630,000	3,847,342
Citibank N.A. 3.40%, due 7/23/21	3,585,000	3,656,987
Citigroup, Inc.
3.352%, due 4/24/25 (d)	2,565,000	2,770,713
3.668%, due 7/24/28 (d)	1,180,000	1,321,807
3.98%, due 3/20/30 (d)	2,370,000	2,718,688

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citigroup, Inc. (continued)
4.05%, due 7/30/22	$105,000	$111,263
5.30%, due 5/6/44	1,200,000	1,589,987
6.625%, due 6/15/32	770,000	1,069,607
6.875%, due 6/1/25	1,715,000	2,125,126
Citizens Financial Group, Inc. 2.638%, due 9/30/32 (a)	3,405,000	3,421,274
Credit Suisse Group A.G. 2.593%, due 9/11/25 (Switzerland) (a)(d)	3,000,000	3,144,527
First Horizon National Corp. 4.00%, due 5/26/25	2,100,000	2,301,587
Goldman Sachs Group, Inc.
1.45% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	2,245,000	2,267,937
2.905%, due 7/24/23 (d)	880,000	913,917
2.908%, due 6/5/23 (d)	800,000	828,889
3.50%, due 11/16/26	1,085,000	1,201,250
5.25%, due 7/27/21	805,000	833,902
6.75%, due 10/1/37	829,000	1,207,826
HSBC Holdings PLC 3.973%, due 5/22/30 (United Kingdom) (d)	2,365,000	2,652,498
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,535,000	3,563,648
JPMorgan Chase & Co. (d)
2.182%, due 6/1/28	2,700,000	2,815,641
2.956%, due 5/13/31	1,115,000	1,187,417
3.207%, due 4/1/23	3,915,000	4,067,694
3.54%, due 5/1/28	2,970,000	3,334,904
4.60%, due 2/1/25 (e)	3,427,000	3,379,022
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	1,633,000	1,808,191
4.65%, due 3/24/26	3,090,000	3,462,997
Morgan Stanley
3.125%, due 1/23/23	4,435,000	4,688,077
3.847% (3 Month LIBOR + 3.61%), due 1/15/21 (b)(e)	1,890,000	1,819,054
3.875%, due 1/27/26	465,000	528,532
5.00%, due 11/24/25	2,855,000	3,365,128
7.25%, due 4/1/32	490,000	740,922
Natwest Group PLC (United Kingdom)
3.073% (CMT + 2.55%), due 5/22/28 (b)	3,705,000	3,913,493
6.00%, due 12/19/23	190,000	213,217
PNC Bank N.A. 2.55%, due 12/9/21	2,185,000	2,235,605
PNC Financial Services Group, Inc. 2.55%, due 1/22/30	1,980,000	2,130,891

	Principal Amount		Value
Banks (continued)
Truist Bank 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)		$1,900,000	$1,969,550
Truist Financial Corp. 4.95% (5 Year Treasury Constant Maturity Rate + 4.605%), due 9/1/25 (b)(e)		2,205,000	2,337,300
Wachovia Corp. 5.50%, due 8/1/35		315,000	408,305
Wells Fargo & Co.
2.406%, due 10/30/25 (d)		1,795,000	1,893,396
4.90%, due 11/17/45		55,000	69,194
Wells Fargo Bank N.A.
2.60%, due 1/15/21		2,595,000	2,607,300
3.55%, due 8/14/23		1,815,000	1,963,370
5.85%, due 2/1/37		140,000	187,690

			119,613,132

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.15%, due 1/23/25		635,000	720,254
4.75%, due 1/23/29		3,075,000	3,723,902

			4,444,156

Biotechnology 0.3%
Biogen, Inc. 3.625%, due 9/15/22		3,480,000	3,681,634

Building Materials 0.8%
Builders FirstSource, Inc. (a)
5.00%, due 3/1/30		2,455,000	2,590,025
6.75%, due 6/1/27		1,170,000	1,254,825
Carrier Global Corp. 2.493%, due 2/15/27 (a)		2,650,000	2,784,113
Cemex S.A.B. de C.V. 3.125%, due 3/19/26 (Mexico) (a)	EUR	4,255,000	4,980,314

			11,609,277

Chemicals 0.7%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (France) (a)		$1,725,000	1,745,927
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Netherlands) (a)		2,135,000	2,050,710
Huntsman International LLC 4.50%, due 5/1/29		1,862,000	2,077,219
Nutrition & Biosciences, Inc. 1.832%, due 10/15/27 (a)		2,300,000	2,305,736
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (a)		1,800,000	1,945,800

			10,125,392

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 0.7%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	$1,650,000	$1,728,433
Ashtead Capital, Inc. 4.00%, due 5/1/28 (United Kingdom) (a)	935,000	974,738
California Institute of Technology 3.65%, due 9/1/19	1,913,000	1,942,624
Cintas Corp. No 2 3.70%, due 4/1/27	2,740,000	3,128,621
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	1,805,000	1,854,863

		9,629,279

Computers 0.8%
Apple, Inc. 2.75%, due 1/13/25	1,990,000	2,151,539
Dell International LLC / EMC Corp. (a)
4.90%, due 10/1/26	1,749,000	1,991,678
5.30%, due 10/1/29	810,000	938,477
8.10%, due 7/15/36	1,120,000	1,512,836
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,645,829
NCR Corp. 5.00%, due 10/1/28 (a)	2,376,000	2,352,240

		11,592,599

Cosmetics & Personal Care 0.1%
Estee Lauder Cos., Inc. 2.60%, due 4/15/30	740,000	804,559

Distribution & Wholesale 0.5%
Avient Corp. 5.75%, due 5/15/25 (a)	2,877,000	3,028,043
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	4,566,000	4,680,150

		7,708,193

Diversified Financial Services 2.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
3.30%, due 1/23/23	1,275,000	1,286,009
4.625%, due 7/1/22	964,000	998,793
4.45%, due 12/16/21	1,465,000	1,495,396
Air Lease Corp.
2.30%, due 2/1/25	2,990,000	2,939,492
2.75%, due 1/15/23	1,850,000	1,873,497
3.50%, due 1/15/22	890,000	910,763
4.25%, due 9/15/24	1,185,000	1,236,937
Ally Financial, Inc.
3.875%, due 5/21/24	810,000	871,114
8.00%, due 11/1/31	3,260,000	4,499,985

	Principal Amount	Value
Diversified Financial Services (continued)
Avolon Holdings Funding, Ltd. 2.875%, due 2/15/25 (Ireland) (a)	$2,720,000	$2,563,607
BOC Aviation, Ltd. 2.625%, due 9/17/30 (a)	2,620,000	2,550,467
Capital One Financial Corp. 4.20%, due 10/29/25	435,000	483,724
Charles Schwab Corp. 5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (b)(e)	2,350,000	2,571,605
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,591,721
Intercontinental Exchange, Inc. 3.00%, due 9/15/60	2,100,000	2,111,497
OneMain Finance Corp. 6.125%, due 3/15/24	540,000	567,649

		28,552,256

Electric 1.0%
Connecticut Light & Power Co. 4.00%, due 4/1/48	1,145,000	1,434,822
Duquesne Light Holdings, Inc. 3.616%, due 8/1/27 (a)	2,265,000	2,436,419
Entergy Louisiana LLC 4.00%, due 3/15/33	2,200,000	2,720,566
Evergy, Inc. 5.292%, due 6/15/22 (c)	1,130,000	1,200,334
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,235,000	2,470,761
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	864,797
Southern California Edison Co.
3.70%, due 8/1/25	870,000	961,427
4.00%, due 4/1/47	1,320,000	1,423,794
WEC Energy Group, Inc. 2.393% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,095,000	890,500

		14,403,420

Environmental Controls 0.3%
Republic Services, Inc. 4.75%, due 5/15/23	1,615,000	1,770,772
Waste Management, Inc. 2.40%, due 5/15/23	2,275,000	2,372,104

		4,142,876

Food 1.5%
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	1,230,000	1,337,625
Kraft Heinz Foods Co.
4.25%, due 3/1/31 (a)	2,888,000	3,133,917
5.00%, due 7/15/35	1,199,000	1,381,899

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Nestle Holdings, Inc. (a)
1.00%, due 9/15/27	$3,750,000	$3,732,182
3.10%, due 9/24/21	2,975,000	3,042,309
Smithfield Foods, Inc. 3.35%, due 2/1/22 (a)	1,575,000	1,597,653
Sysco Corp.
3.30%, due 2/15/50	1,130,000	1,069,628
5.95%, due 4/1/30	1,161,000	1,481,431
Tyson Foods, Inc. 3.95%, due 8/15/24	2,255,000	2,508,163
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	1,940,000	2,027,300

		21,312,107

Food Services 0.1%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	1,776,000	1,862,811

Gas 0.1%
Southern California Gas Co. 4.30%, due 1/15/49	845,000	1,071,146

Health Care—Services 0.6%
Cigna Holding Co. 4.375%, due 12/15/20	270,000	270,572
Health Care Service Corp. A Mutual Legal Reserve Co. 2.20%, due 6/1/30 (a)	3,800,000	3,883,120
Laboratory Corp. of America Holdings 2.30%, due 12/1/24	3,040,000	3,215,463
NYU Langone Hospitals 3.38%, due 7/1/55	1,550,000	1,512,818

		8,881,973

Holding Company—Diversified 0.2%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (Hong Kong) (a)	2,620,000	2,858,172

Home Builders 0.1%
Lennar Corp. 5.875%, due 11/15/24	1,345,000	1,511,444

Insurance 1.8%
Equitable Holdings, Inc. 5.00%, due 4/20/48	2,305,000	2,753,452
Jackson National Life Global Funding 0.73% (3 Month LIBOR + 0.48%), due 6/11/21 (a)(b)	3,660,000	3,667,530
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (a)	850,000	930,553

	Principal Amount	Value
Insurance (continued)
MassMutual Global Funding II(a)
2.50%, due 10/17/22	$3,347,000	$3,486,897
2.95%, due 1/11/25	1,105,000	1,199,657
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	940,000	1,034,462
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	4,070,000	4,158,607
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,527,929
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (a)	2,420,000	2,510,985
Voya Financial, Inc. 3.65%, due 6/15/26	690,000	782,655
Willis North America, Inc.
2.95%, due 9/15/29	1,735,000	1,889,206
3.875%, due 9/15/49	440,000	511,975

		25,453,908

Internet 0.6%
Cablevision Lightpath LLC 3.875%, due 9/15/27 (a)	960,000	952,800
Expedia Group, Inc.
3.25%, due 2/15/30	3,165,000	3,073,900
3.60%, due 12/15/23 (a)	1,135,000	1,167,098
3.80%, due 2/15/28	440,000	442,259
5.00%, due 2/15/26	60,000	64,320
6.25%, due 5/1/25 (a)	470,000	516,844
Weibo Corp. (China)
3.375%, due 7/8/30	1,700,000	1,705,056
3.50%, due 7/5/24	1,190,000	1,242,233

		9,164,510

Iron & Steel 0.4%
ArcelorMittal S.A. 4.55%, due 3/11/26 (Luxembourg)	2,040,000	2,196,225
Vale Overseas, Ltd. (Brazil)
6.25%, due 8/10/26	2,585,000	3,084,422
6.875%, due 11/21/36	864,000	1,161,009

		6,441,656

Lodging 0.7%
Boyd Gaming Corp. 8.625%, due 6/1/25 (a)	563,000	616,316
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	1,715,000	1,764,306
5.75%, due 5/1/28 (a)	740,000	775,672
Las Vegas Sands Corp. 3.20%, due 8/8/24	1,415,000	1,431,225
Marriott International, Inc. 2.30%, due 1/15/22	2,450,000	2,479,365
Sands China, Ltd. (Macao)
4.60%, due 8/8/23	810,000	862,399
5.125%, due 8/8/25	1,310,000	1,411,158

		9,340,441

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Construction & Mining 0.3%
Caterpillar Financial Services Corp. 2.90%, due 3/15/21	$4,990,000	$5,038,559

Machinery—Diversified 0.4%
CNH Industrial Capital LLC
4.20%, due 1/15/24	1,435,000	1,553,250
4.875%, due 4/1/21	3,945,000	4,005,838

		5,559,088

Media 0.7%
Comcast Corp.
3.25%, due 11/1/39	1,665,000	1,851,148
4.70%, due 10/15/48	1,410,000	1,881,458
Grupo Televisa S.A.B. 5.25%, due 5/24/49	1,230,000	1,441,423
Sirius XM Radio, Inc. 4.125%, due 7/1/30 (a)	2,200,000	2,261,622
Sky, Ltd. 3.75%, due 9/16/24 (United Kingdom) (a)	950,000	1,058,526
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	936,466

		9,430,643

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp. 3.25%, due 6/15/25	4,040,000	4,463,569

Mining 0.5%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (a)	1,295,000	1,472,751
Corp. Nacional del Cobre de Chile 3.00%, due 9/30/29 (Chile) (a)	2,825,000	2,977,703
Glencore Funding LLC 1.625%, due 9/1/25 (a)	2,805,000	2,787,942

		7,238,396

Miscellaneous—Manufacturing 0.5%
General Electric Co.
3.625%, due 5/1/30	1,525,000	1,610,462
4.25%, due 5/1/40	1,660,000	1,749,733
4.35%, due 5/1/50	1,300,000	1,385,007
Textron Financial Corp. 2.015% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	3,540,000	2,460,300

		7,205,502

Oil & Gas 1.1%
BP Capital Markets America, Inc. 3.00%, due 2/24/50	820,000	769,105

	Principal Amount	Value
Oil & Gas (continued)
BP Capital Markets PLC 4.875% (5 Year Treasury Constant Maturity Rate + 4.398%), due 3/22/30 (b)(e)	$2,620,000	$2,736,695
Gazprom PJSC Via Gaz Capital S.A. 7.288%, due 8/16/37 (Luxembourg) (a)	2,065,000	2,891,512
Marathon Petroleum Corp.
4.50%, due 5/1/23	1,455,000	1,565,811
4.70%, due 5/1/25	1,585,000	1,753,637
5.125%, due 12/15/26	1,260,000	1,441,250
Total Capital International S.A. 3.127%, due 5/29/50	2,285,000	2,291,235
Valero Energy Corp.
4.00%, due 4/1/29	1,435,000	1,497,770
6.625%, due 6/15/37	1,050,000	1,234,949

		16,181,964

Packaging & Containers 0.2%
Berry Global, Inc. 4.875%, due 7/15/26 (a)	200,000	209,191
Owens Brockway Glass Container, Inc. 6.625%, due 5/13/27 (a)	2,640,000	2,831,400
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (New Zealand) (a)	224,000	226,800

		3,267,391

Pharmaceuticals 1.6%
AbbVie, Inc. (a)
3.45%, due 3/15/22	2,715,000	2,810,757
4.05%, due 11/21/39	2,780,000	3,187,973
Bausch Health Cos., Inc. (Canada) (a)
5.75%, due 8/15/27	1,075,000	1,152,938
6.25%, due 2/15/29	1,290,000	1,329,422
Becton Dickinson & Co. 4.669%, due 6/6/47	1,635,000	2,023,660
Bristol-Myers Squibb Co. 3.625%, due 5/15/24	3,600,000	3,953,714
CVS Health Corp.
2.70%, due 8/21/40	2,930,000	2,797,278
4.78%, due 3/25/38	1,110,000	1,340,671
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)	119,505	129,763
Eli Lilly & Co. 2.50%, due 9/15/60	1,685,000	1,578,157
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	2,995,000	2,635,600

		22,939,933

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines 0.7%
Enterprise Products Operating LLC
3.125%, due 7/31/29	$1,595,000	$1,719,668
3.95%, due 1/31/60	1,460,000	1,430,933
4.20%, due 1/31/50	405,000	437,914
MPLX, L.P.
2.65%, due 8/15/30	1,705,000	1,640,822
4.875%, due 6/1/25	100,000	112,927
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,933,845
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48	2,340,000	2,566,524
Western Midstream Operating L.P. 6.25%, due 2/1/50	860,000	789,953

		10,632,586

Real Estate Investment Trusts 1.5%
Alexandria Real Estate Equities, Inc. 3.375%, due 8/15/31	1,290,000	1,447,098
American Tower Corp.
3.375%, due 10/15/26	1,920,000	2,122,734
3.60%, due 1/15/28	1,025,000	1,144,939
Crown Castle International Corp. 5.25%, due 1/15/23	3,510,000	3,850,696
Digital Realty Trust, L.P.
3.60%, due 7/1/29	2,985,000	3,387,612
3.70%, due 8/15/27	500,000	562,906
Equinix, Inc.
1.25%, due 7/15/25	1,645,000	1,655,541
2.625%, due 11/18/24	1,820,000	1,934,519
GLP Capital, L.P. / GLP Financing II, Inc. 3.35%, due 9/1/24	1,280,000	1,299,469
Iron Mountain, Inc. 5.25%, due 7/15/30 (a)	1,690,000	1,734,363
Kilroy Realty, L.P. 3.45%, due 12/15/24	2,060,000	2,184,125

		21,324,002

Retail 1.0%
AutoNation, Inc. 4.75%, due 6/1/30	2,430,000	2,849,667
Macy’s, Inc. 8.375%, due 6/15/25 (a)	3,145,000	3,283,694
McDonald’s Corp. 3.35%, due 4/1/23	2,875,000	3,061,001
QVC, Inc. 4.375%, due 9/1/28	2,245,000	2,246,684
Starbucks Corp.
3.35%, due 3/12/50	925,000	963,489
4.45%, due 8/15/49	1,305,000	1,588,077

		13,992,612

	Principal Amount		Value
Semiconductors 0.4%
Broadcom, Inc. 3.125%, due 10/15/22		$2,405,000	$2,519,755
Intel Corp. 4.75%, due 3/25/50		1,225,000	1,670,871
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.40%, due 5/1/30 (a)		1,255,000	1,378,350

			5,568,976

Software 0.3%
Fiserv, Inc. 3.20%, due 7/1/26		525,000	581,265
salesforce.com, Inc.
3.25%, due 4/11/23		1,300,000	1,388,503
3.70%, due 4/11/28		1,915,000	2,249,136

			4,218,904

Telecommunications 2.2%
Altice France S.A. 7.375%, due 5/1/26 (a)		2,515,000	2,624,905
AT&T, Inc.
2.875% (EUAM + 3.14%), due 3/2/25 (b)(e)	EUR	2,000,000	2,218,658
3.50%, due 9/15/53 (a)		$2,184,000	2,087,968
4.35%, due 3/1/29		795,000	925,865
CommScope Technologies LLC 6.00%, due 6/15/25 (a)		736,000	729,656
CommScope, Inc. 7.125%, due 7/1/28 (a)		2,540,000	2,554,097
Crown Castle Towers LLC 4.241%, due 7/15/28 (a)		2,680,000	3,028,144
Level 3 Financing, Inc. 3.40%, due 3/1/27 (a)		2,545,000	2,722,565
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 3/20/25 (a)		4,170,000	4,535,792
T-Mobile USA, Inc. 4.50%, due 4/15/50 (a)		1,015,000	1,180,277
Telefonica Emisiones S.A. 5.462%, due 2/16/21		395,000	400,596
VEON Holdings B.V. 4.95%, due 6/16/24 (a)		2,430,000	2,620,318
Verizon Communications, Inc. 1.38% (3 Month LIBOR + 1.10%), due 5/15/25 (b)		2,705,000	2,771,025
Vodafone Group PLC 4.25%, due 9/17/50 (United Kingdom)		2,830,000	3,260,226

			31,660,092

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Toys, Games & Hobbies 0.1%
Hasbro, Inc. 2.60%, due 11/19/22		$1,230,000	$1,274,809

Transportation 0.1%
XPO Logistics, Inc. 6.50%, due 6/15/22 (a)		761,000	763,808

Total Corporate Bonds (Cost $505,775,609)			533,051,160

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP	1,186,000	1,607,278

Total Foreign Bonds (Cost $1,878,754)			1,607,278

Foreign Government Bonds 0.6%
Brazil 0.2%
Brazilian Government International Bond 4.625%, due 1/13/28 (Brazil)		$2,913,000	3,164,974

Mexico 0.4%
Mexico Government International Bond 3.25%, due 4/16/30 (Mexico)		5,435,000	5,615,877

Total Foreign Government Bonds (Cost $8,467,435)			8,780,851

Loan Assignments 1.0% (b)
Buildings & Real Estate 0.2%
Realogy Group LLC 2018 Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 2/8/25		3,036,051	2,907,019

Containers, Packaging & Glass 0.2%
BWAY Holding Co. 2017 Term Loan B 3.48% (2 Month LIBOR + 3.25%), due 4/3/24		3,132,622	2,923,127

Diversified/Conglomerate Service 0.1%
TruGreen, Ltd. Partnership
2020 Term Loan TBD-%, due 10/29/27		1,345,000	1,334,913
2020 2nd Lien Term Loan TBD-%, due 10/30/28		580,000	571,300

			1,906,213

	Principal Amount	Value
Finance 0.2%
Alliant Holdings Intermediate, LLC 2018 Term Loan B 2.898% (1 Month LIBOR + 2.75%), due 5/9/25	$3,123,051	$3,000,568

Personal & Nondurable Consumer Products 0.1%
Prestige Brands, Inc. Term Loan B4 2.148% (1 Month LIBOR + 2.00%), due 1/26/24	945,317	938,227

Telecommunications 0.2%
Level 3 Financing, Inc. 2019 Term Loan B 1.898% (1 Month LIBOR + 1.75%), due 3/1/27	2,142,032	2,061,706

Total Loan Assignments (Cost $14,033,147)		13,736,860

Mortgage-Backed Securities 6.5%
Agency (Collateralized Mortgage Obligations) 2.2%
Federal Home Loan Mortgage Corporation
REMIC, Series 4926, Class BP 3.00%, due 10/25/49	4,860,000	5,182,556
REMIC Series 4888, Class BA 3.50%, due 9/15/48	1,164,058	1,217,111
REMIC Series 4877, Class AT 3.50%, due 11/15/48	2,089,376	2,207,620
REMIC Series 4877, Class BE 3.50%, due 11/15/48	2,815,925	2,965,016
REMIC, Series 4958, Class DL 4.00%, due 1/25/50	4,355,000	4,682,541
Federal National Mortgage Association
REMIC, Series 2013-77, Class CY 3.00%, due 7/25/43	1,902,000	2,062,367
REMIC, Series 2019-13, Class PE 3.00%, due 3/25/49	1,942,212	2,064,217
REMIC Series 2019-13, Class CA 3.50%, due 4/25/49	2,793,359	3,056,301
REMIC, Series 2020-10, Class DA 3.50%, due 3/25/60	2,711,974	2,986,746
Government National Mortgage Association Series 2013-149, Class BA 3.25%, due 8/16/41	5,133,686	5,413,511

		31,837,986

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.0%
Bank
Series 2019-BN21, Class A5 2.851%, due 10/17/52	$2,970,000	$3,250,571
Series 2019-BN19, Class A2 2.926%, due 8/15/61	3,050,000	3,251,438
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.379% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	67,677	62,934
Benchmark Mortgage Trust
Series 2020-B19, Class A2 1.691%, due 9/15/53	2,175,000	2,228,856
Series 2019-B12, Class A5 3.116%, due 8/15/52	2,852,000	3,163,620
BX Commercial Mortgage Trust Series 2020-VIV3, Class B 3.543%, due 3/9/44 (a)	1,128,236	1,122,282
BX Trust (a)
Series 2018-BILT, Class A 0.948% (1 Month LIBOR + 0.80%), due 5/15/30 (b)	2,490,000	2,390,632
Series 2018-GW, Class A 0.948% (1 Month LIBOR + 0.80%), due 5/15/35 (b)	1,770,000	1,696,849
Series 2019-OC11, Class A 3.202%, due 12/9/41	1,205,000	1,251,432
Series 2019-OC11, Class B 3.605%, due 12/9/41	890,000	900,353
Series 2019-OC11, Class C 3.856%, due 12/9/41	2,440,000	2,377,391
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, due 8/15/48	1,890,254	2,069,356
FREMF Mortgage Trust (a)(f)
Series 2015-K720, Class B 3.393%, due 7/25/22	1,080,000	1,114,065
Series 2013-K33, Class B 3.498%, due 8/25/46	2,701,000	2,869,817
Series 2014-K41, Class B 3.833%, due 11/25/47	870,000	953,443
Series 2013-K35, Class B 3.935%, due 12/25/46	965,000	1,040,156
GB Trust (a)(b)
Series 2020-FLIX, Class C 1.748% (1 Month LIBOR + 1.60%), due 8/15/37	1,300,000	1,303,017
Series 2020-FLIX, Class D 2.498% (1 Month LIBOR + 2.35%), due 8/15/37	1,650,000	1,653,760

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	$1,175,000	$1,287,768
Series 2019-GC40, Class A4 3.16%, due 7/10/52	2,002,000	2,224,426
Hawaii Hotel Trust Series 2019-MAUI, Class A 1.298% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	1,200,000	1,159,424
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	1,460,000	1,616,438
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, due 12/15/46	2,472,000	2,673,481
Manhattan West Series 2020-1MW, Class A 2.13%, due 9/10/39 (a)	2,610,000	2,686,069
Morgan Stanley Bank of America Merrill Lynch Trust Series-2015-C23, Class A3 3.451%, due 7/15/50	1,162,420	1,243,860
Morgan Stanley Capital I Trust Series 2015-UBS8, Class A4 3.809%, due 12/15/48	1,830,000	2,031,714
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	2,725,000	2,871,799
Wells Fargo Commercial Mortgage Trust (a)(f)
Series 2018-1745, Class A 3.749%, due 6/15/36	2,640,000	2,877,341
Series 2018-AUS, Class A 4.058%, due 8/17/36	3,120,000	3,378,545

		56,750,837

Whole Loan (Collateralized Mortgage Obligations) 0.3%
Chase Home Lending Mortgage Trust (a)(g)
Series 2019-ATR2, Class A3 3.50%, due 7/25/49	358,618	368,213
Series 2019-ATR1, Class A4 4.00%, due 4/25/49	414,469	416,861
JP Morgan Mortgage Trust (a)(g)
Series 2019-3, Class A3 4.00%, due 9/25/49	466,216	478,277
Series 2019-5, Class A4 4.00%, due 11/25/49	211,863	213,107

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Seasoned Loans Structured Transaction Trust Series 2019-1, Class A1 3.50%, due 5/25/29	$967,762	$1,027,861
Wells Fargo Mortgage Backed Securities Trust Series 2020-2, Class A1 3.00%, due 12/25/49 (a)(g)	2,245,264	2,310,792

		4,815,111

Total Mortgage-Backed Securities (Cost $90,582,190)		93,403,934

Municipal Bonds 0.2%
California 0.2%
Regents of the University of California Medical Center Pooled, Revenue Bonds Series N 3.006%, due 5/15/50	2,700,000	2,783,835

New York 0.0%‡
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	450,000	479,169

Total Municipal Bonds (Cost $3,150,000)		3,263,004

U.S. Government & Federal Agencies 7.7%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.3%
2.00%, due 7/1/50	1,887,861	1,947,786
2.00%, due 8/1/50	5,963,119	6,211,958
2.00%, due 8/1/50	2,746,600	2,833,783
2.00%, due 8/1/50	3,262,654	3,366,218
2.00%, due 9/1/50	1,645,061	1,701,726
2.50%, due 1/1/40	691,754	721,311
2.50%, due 4/1/50	148,885	155,820
3.50%, due 1/1/48	2,984,064	3,202,179
3.50%, due 1/1/50	3,987,052	4,211,410
4.00%, due 2/1/49	928,613	999,937
5.00%, due 12/1/44	3,252,619	3,747,960
5.00%, due 12/1/48	3,063,346	3,362,406

		32,462,494

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.5%
2.00%, due 10/1/50	$425,000	$440,290
2.50%, due 8/1/35	2,003,810	2,083,941
2.50%, due 5/1/50	2,055,556	2,143,387
2.50%, due 8/1/50	269,809	282,531
2.50%, due 8/1/50	3,058,009	3,208,457
3.00%, due 3/1/50	3,312,606	3,541,892
3.00%, due 4/1/50	2,860,122	2,991,482
3.50%, due 3/1/37	4,300,133	4,777,819
3.50%, due 2/1/42	2,698,856	2,932,806
4.00%, due 5/1/48	2,580,266	2,757,411
4.00%, due 9/1/48	4,300,942	4,656,898
4.00%, due 1/1/49	1,042,732	1,136,020
4.00%, due 2/1/49	943,609	1,014,660
5.00%, due 9/1/33	3,873,189	4,450,371

		36,417,965

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 4/15/29	10	11
6.50%, due 8/15/29	7	8

		19

United States Treasury Bonds 1.1%
1.375%, due 8/15/50	620,000	581,831
4.375%, due 11/15/39	6,581,000	10,023,943
4.375%, due 5/15/40	2,140,000	3,272,277
4.50%, due 5/15/38	1,390,000	2,118,013

		15,996,064

United States Treasury Notes 1.0%
0.125%, due 10/31/22	9,580,000	9,574,387
0.125%, due 10/15/23	5,010,000	4,999,823

		14,574,210

United States Treasury Inflation—Indexed Note 0.8%
0.875%, due 1/15/29 (h)	9,690,483	11,167,524

Total U.S. Government & Federal Agencies (Cost $104,548,017)		110,618,276

Total Long-Term Bonds (Cost $772,582,145)		813,935,335

	Shares
Common Stocks 37.9%
Aerospace & Defense 0.7%
BAE Systems PLC (United Kingdom)	967,451	4,975,729
Lockheed Martin Corp.	14,090	4,933,332

		9,909,061

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Air Freight & Logistics 1.0%
Deutsche Post A.G., Registered (Germany)	149,234	$6,611,557
Hyundai Glovis Co., Ltd. (Republic of Korea)	28,206	4,163,660
United Parcel Service, Inc., Class B	25,928	4,073,548

		14,848,765

Auto Components 0.3%
Cie Generale des Etablissements Michelin SCA (France)	45,720	4,932,876

Banks 1.2%
JPMorgan Chase & Co.	45,606	4,471,212
PNC Financial Services Group, Inc.	27,797	3,109,928
Royal Bank of Canada (Canada)	74,617	5,217,533
Truist Financial Corp.	98,170	4,134,921

		16,933,594

Beverages 0.9%
Coca-Cola Co.	94,211	4,527,781
Coca-Cola European Partners PLC (United Kingdom)	79,961	2,855,407
PepsiCo., Inc.	36,417	4,854,022

		12,237,210

Biotechnology 0.9%
AbbVie, Inc.	92,232	7,848,943
Amgen, Inc.	21,771	4,723,001

		12,571,944

Capital Markets 1.2%
BlackRock, Inc.	7,125	4,269,371
CME Group, Inc.	15,042	2,267,130
Lazard, Ltd., Class A	105,097	3,538,616
Macquarie Group, Ltd. (Australia)	10,671	950,707
Singapore Exchange, Ltd. (Singapore)	534,300	3,387,414
T. Rowe Price Group, Inc.	23,552	2,983,097

		17,396,335

Chemicals 1.5%
BASF S.E. (Germany)	94,409	5,175,509
Dow, Inc.	107,777	4,902,776
LyondellBasell Industries N.V., Class A	54,033	3,698,559
Nutrien, Ltd. (Canada)	203,629	8,283,627

		22,060,471

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	10	23

Communications Equipment 0.4%
Cisco Systems, Inc.	178,294	6,400,755

	Shares	Value
Diversified Telecommunication Services 2.5%
AT&T, Inc.	229,987	$6,214,249
BCE, Inc. (Canada)	171,401	6,887,945
Deutsche Telekom A.G., Registered (Germany)	198,715	3,024,835
Orange S.A. (France)	297,677	3,338,620
TELUS Corp. (Canada)	329,432	5,632,711
Verizon Communications, Inc.	186,048	10,602,876

		35,701,236

Electric Utilities 2.0%
American Electric Power Co., Inc.	61,950	5,571,164
Duke Energy Corp.	50,074	4,612,316
Entergy Corp.	60,168	6,090,205
Evergy, Inc.	58,981	3,255,751
Fortis, Inc. (Canada)	108,660	4,292,409
Terna Rete Elettrica Nazionale S.p.A. (Italy)	728,755	4,926,113

		28,747,958

Electrical Equipment 0.9%
Eaton Corp. PLC	75,013	7,785,599
Emerson Electric Co.	71,450	4,629,246

		12,414,845

Equity Real Estate Investment Trusts 1.0%
American Tower Corp.	15,042	3,454,395
Iron Mountain, Inc.	247,800	6,457,668
Welltower, Inc.	81,148	4,363,328

		14,275,391

Food Products 0.9%
Danone S.A. (France)	62,939	3,474,511
Nestle S.A., Registered (Switzerland)	47,501	5,340,916
Orkla ASA (Norway)	376,648	3,553,964

		12,369,391

Gas Utilities 0.6%
Snam S.p.A. (Italy)	1,703,332	8,312,062

Health Care Equipment & Supplies 0.2%
Medtronic PLC (Italy)	30,959	3,113,547

Hotels, Restaurants & Leisure 1.0%
Las Vegas Sands Corp.	73,429	3,528,997
McDonald’s Corp.	14,250	3,035,250
Restaurant Brands International, Inc. (Canada)	67,182	3,493,464
Vail Resorts, Inc.	17,219	3,995,497

		14,053,208

Household Durables 0.2%
Leggett & Platt, Inc.	78,575	3,278,935

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Household Products 0.8%
Kimberly-Clark Corp.	48,887	$6,481,927
Procter & Gamble Co.	33,449	4,585,858

		11,067,785

Industrial Conglomerates 0.3%
Siemens A.G., Registered (Germany)	36,022	4,224,670

Insurance 2.4%
Allianz S.E., Registered (Germany)	41,959	7,381,932
Assicurazioni Generali S.p.A. (Italy)	279,468	3,746,303
AXA S.A. (France)	227,216	3,651,854
MetLife, Inc.	163,463	6,187,075
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	32,322	7,558,879
SCOR S.E. (France) (i)	90,226	2,192,005
Tokio Marine Holdings, Inc. (Japan)	90,200	4,013,962

		34,732,010

IT Services 0.5%
International Business Machines Corp.	68,266	7,622,582

Leisure Products 0.3%
Hasbro, Inc.	44,137	3,651,013

Machinery 0.2%
Atlas Copco A.B., Class A (Sweden)	79,961	3,530,598

Media 0.2%
Comcast Corp., Class A	81,742	3,452,782
ION Media Networks, Inc. (i)(j)(k)(l)(m)	12	9,504

		3,462,286

Multi-Utilities 1.7%
Ameren Corp.	71,648	5,812,086
Dominion Energy, Inc.	90,055	7,235,019
National Grid PLC (United Kingdom)	408,118	4,858,906
WEC Energy Group, Inc.	66,304	6,666,867

		24,572,878

Multiline Retail 0.3%
Target Corp.	25,891	3,941,128

Oil, Gas & Consumable Fuels 1.3%
Chevron Corp.	40,574	2,819,893
Enterprise Products Partners, L.P.	256,113	4,243,793
Magellan Midstream Partners, L.P.	95,795	3,404,554
Phillips 66	53,439	2,493,464
TOTAL S.E. (France)	203,189	6,110,150

		19,071,854

	Shares	Value
Personal Products 0.6%
Unilever PLC (United Kingdom)	142,307	$8,119,155

Pharmaceuticals 4.2%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	80,357	4,030,707
Bayer A.G., Registered (Germany)	52,053	2,446,766
GlaxoSmithKline PLC (United Kingdom)	333,501	5,581,227
Johnson & Johnson	46,116	6,322,965
Merck & Co., Inc.	94,805	7,130,284
Novartis A.G., Registered (Switzerland)	60,564	4,721,872
Novo Nordisk A/S, Class B (Denmark)	49,480	3,178,037
Pfizer, Inc.	169,818	6,025,143
Roche Holding A.G. (Switzerland)	17,021	5,471,334
Sanofi (France)	79,367	7,151,679
Takeda Pharmaceutical Co., Ltd. (Japan)	253,900	7,855,027

		59,915,041

Semiconductors & Semiconductor Equipment 3.0%
Analog Devices, Inc.	49,876	5,911,802
Broadcom, Inc.	16,510	5,772,391
Intel Corp.	82,336	3,645,838
KLA Corp.	38,793	7,649,204
Maxim Integrated Products, Inc.	23,355	1,626,676
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	121,525	10,192,302
Texas Instruments, Inc.	53,439	7,726,745

		42,524,958

Software 0.9%
Microsoft Corp.	60,564	12,262,393

Specialty Retail 0.3%
Home Depot, Inc.	15,301	4,080,930

Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	67,603	7,359,263
Samsung Electronics Co., Ltd. GDR (Republic of Korea) (a)	6,169	7,791,447

		15,150,710

Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.	229,591	3,689,527

Tobacco 1.5%
Altria Group, Inc.	181,496	6,548,376
British American Tobacco PLC (United Kingdom)	173,974	5,517,382
British American Tobacco PLC Sponsored ADR (United Kingdom)	58,387	1,861,377
Philip Morris International, Inc.	104,305	7,407,741

		21,334,876

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 0.4%
MSC Industrial Direct Co., Inc., Class A	11,695	$814,674
Watsco, Inc.	22,761	5,101,650

		5,916,324

Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B (Canada)	77,586	3,151,658

Total Common Stocks (Cost $520,001,602)		541,579,983

Short-Term Investment 3.4%
Affiliated Investment Company 3.4%
MainStay U.S. Government Liquidity Fund, 0.02% (n)	48,169,605	48,169,605

Total Short-Term Investment (Cost $48,169,605)		48,169,605

Total Investments (Cost $1,340,753,352)	98.1%	1,403,684,923
Other Assets, Less Liabilities	1.9	26,923,623
Net Assets	100.0%	$1,430,608,546

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2020.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2020.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2020.

(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2020.

(h)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(i)	Non-income producing security.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)

Illiquid security—As of October 31, 2020, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $9,504, which represented less than one-tenth of a percent of the Fund’s net assets.

(l)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2020, the total market value of fair valued security was $9,504, which represented less than one-tenth of a percent of the Fund’s net assets.

(m)	Restricted security. (See Note 5)

(n)	Current yield as of October 31, 2020.

Foreign Currency Forward Contracts

As of October 31, 2020, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	23,293,000	USD	16,248,731	JPMorgan Chase Bank N.A.	11/2/20	$123,924
JPY	5,081,523,000	USD	47,422,837	JPMorgan Chase Bank N.A.	11/2/20	1,113,607
JPY	5,081,523,000	USD	48,532,040	JPMorgan Chase Bank N.A.	2/1/21	68,273
USD	16,576,557	AUD	23,293,000	JPMorgan Chase Bank N.A.	11/2/20	203,901
USD	5,907,742	EUR	4,988,000	JPMorgan Chase Bank N.A.	2/1/21	85,802
USD	1,711,354	GBP	1,314,000	JPMorgan Chase Bank N.A.	2/1/21	7,952

Total Unrealized Appreciation						1,603,459

AUD	23,293,000	USD	16,582,846	JPMorgan Chase Bank N.A.	2/1/21	(202,644)
EUR	4,988,000	USD	5,895,188	JPMorgan Chase Bank N.A.	11/2/20	(85,913)
GBP	1,314,000	USD	1,710,326	JPMorgan Chase Bank N.A.	11/2/20	(8,040)
USD	5,687,816	EUR	4,988,000	JPMorgan Chase Bank N.A.	11/2/20	(121,458)
USD	1,650,752	GBP	1,314,000	JPMorgan Chase Bank N.A.	11/2/20	(51,535)
USD	48,457,067	JPY	5,081,523,000	JPMorgan Chase Bank N.A.	11/2/20	(79,376)

Total Unrealized Depreciation						(548,966)

Net Unrealized Appreciation						$1,054,493

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2020 (continued)

Futures Contracts

As of October 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	501	December 2020	$110,686,556	$110,642,719	$(43,837)
Nikkei 225	465	December 2020	50,956,388	51,398,945	442,557
S&P 500 Index Mini	1,185	December 2020	196,108,705	193,433,475	(2,675,230)
United States Treasury Long Bond	48	December 2020	8,455,064	8,278,500	(176,564)
United States Treasury Ultra Bond	290	December 2020	64,899,653	62,350,000	(2,549,653)

Total Long Contracts					(5,002,727)

Short Contracts

10-Year United States Treasury Note	(15)	December 2020	(2,090,356)	(2,073,281)	17,075

10-Year United States Treasury Ultra Note	(151)	December 2020	(24,095,477)	(23,749,469)	346,008
5-Year United States Treasury Note	(404)	December 2020	(50,905,068)	(50,743,031)	162,037

Total Short Contracts					525,120

Net Unrealized Depreciation					$(4,477,607)

1.	As of October 31, 2020, cash in the amount of $20,699,572 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2020.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

AUD—Australian Dollar

CMT—1 Year Treasury Constant Maturity Rate

EUAM—European Union Advisory Mission

EUR—Euro

GBP—British Pound Sterling

GDR—Global Depositary Receipt

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

TBD—To Be Determined

USD—United States Dollar

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$39,272,428	$—	$39,272,428
Convertible Bonds	—	10,201,544	—	10,201,544
Corporate Bonds	—	533,051,160	—	533,051,160
Foreign Bonds	—	1,607,278	—	1,607,278
Foreign Government Bonds	—	8,780,851	—	8,780,851
Loan Assignments	—	13,736,860	—	13,736,860
Mortgage-Backed Securities	—	93,403,934	—	93,403,934
Municipal Bonds	—	3,263,004	—	3,263,004
U.S. Government & Federal Agencies	—	110,618,276	—	110,618,276

Total Long-Term Bonds	—	813,935,335	—	813,935,335

Common Stocks (b)	541,570,479	—	9,504	541,579,983
Short-Term Investments
Affiliated Investment Company	48,169,605	—	—	48,169,605

Total Investments in Securities	589,740,084	813,935,335	9,504	1,403,684,923

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	1,603,459	—	1,603,459
Futures Contracts (c)	967,677	—	—	967,677

Total Other Financial Instruments	967,677	1,603,459	—	2,571,136

Total Investments in Securities and Other Financial Instruments	$590,707,761	$815,538,794	$9,504	$1,406,256,059

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(548,966)	$—	$(548,966)
Futures Contracts (c)	(5,445,284)	—	—	(5,445,284)

Total Other Financial Instruments	$(5,445,284)	$(548,966)	$—	$(5,994,250)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $9,504 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $1,292,583,747)	$1,355,515,318
Investment in affiliated investment company, at value (identified cost $48,169,605)	48,169,605
Cash collateral on deposit at broker for futures contracts	20,699,572
Cash denominated in foreign currencies (identified cost $19,837)	32,918
Receivables:
Investment securities sold	21,200,239
Dividends and interest	8,901,167
Fund shares sold	995,943
Securities lending	1,481
Unrealized appreciation on foreign currency forward contracts	1,603,459
Other assets	78,858

Total assets	1,457,198,560

Liabilities
Due to custodian	215,813
Payables:
Investment securities purchased	17,630,117
Variation margin on futures contracts	4,845,992
Fund shares redeemed	1,580,537
Manager (See Note 3)	772,380
NYLIFE Distributors (See Note 3)	305,446
Transfer agent (See Note 3)	302,261
Shareholder communication	89,114
Professional fees	48,924
Custodian	16,693
Trustees	1,955
Accrued expenses	1,909
Unrealized depreciation on foreign currency forward contracts	548,966
Dividend payable	229,907

Total liabilities	26,590,014

Net assets	$1,430,608,546

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$765,243
Additional paid-in capital	1,404,547,251

1,405,312,494
Total distributable earnings (loss)	25,296,052

Net assets	$1,430,608,546

Class A
Net assets applicable to outstanding shares	$638,250,210

Shares of beneficial interest outstanding	34,299,307

Net asset value per share outstanding	$18.61
Maximum sales charge (3.00% of offering price)	0.58

Maximum offering price per share outstanding	$19.19

Investor Class
Net assets applicable to outstanding shares	$79,992,014

Shares of beneficial interest outstanding	4,294,968

Net asset value per share outstanding	$18.62
Maximum sales charge (2.50% of offering price)	0.48

Maximum offering price per share outstanding	$19.10

Class B
Net assets applicable to outstanding shares	$19,409,117

Shares of beneficial interest outstanding	1,035,033

Net asset value and offering price per share outstanding	$18.75

Class C
Net assets applicable to outstanding shares	$148,220,200

Shares of beneficial interest outstanding	7,920,244

Net asset value and offering price per share outstanding	$18.71

Class I
Net assets applicable to outstanding shares	$448,922,302

Shares of beneficial interest outstanding	23,877,168

Net asset value and offering price per share outstanding	$18.80

Class R2
Net assets applicable to outstanding shares	$3,043,553

Shares of beneficial interest outstanding	163,580

Net asset value and offering price per share outstanding	$18.61

Class R3
Net assets applicable to outstanding shares	$1,196,045

Shares of beneficial interest outstanding	64,269

Net asset value and offering price per share outstanding	$18.61

Class R6
Net assets applicable to outstanding shares	$91,550,947

Shares of beneficial interest outstanding	4,868,457

Net asset value and offering price per share outstanding	$18.80

SIMPLE Class
Net assets applicable to outstanding shares	$24,158

Shares of beneficial interest outstanding	1,297

Net asset value and offering price per share outstanding (a)	$18.62

(a)	The difference between the recalculated and stated NAV was caused by rounding.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest (a)	$25,589,269
Dividends-unaffiliated (b)	23,280,263
Dividends-affiliated	307,019
Securities lending	81,241
Other	479

Total income	49,258,271

Expenses
Manager (See Note 3)	9,117,556
Distribution/Service—Class A (See Note 3)	1,580,889
Distribution/Service—Investor Class (See Note 3)	207,659
Distribution/Service—Class B (See Note 3)	225,131
Distribution/Service—Class C (See Note 3)	1,723,825
Distribution/Service—Class R2 (See Note 3)	6,730
Distribution/Service—Class R3 (See Note 3)	5,058
Distribution/Service—SIMPLE Class (See Note 3)	21
Transfer agent (See Note 3)	1,813,414
Professional fees	192,648
Registration	177,122
Shareholder communication	144,863
Custodian	99,160
Trustees	34,740
Shareholder service (See Note 3)	3,704
Miscellaneous	65,972

Total expenses	15,398,492

Net investment income (loss)	33,859,779

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(55,555,290)
Futures transactions	21,320,390
Foreign currency forward transactions	1,330,347
Foreign currency transactions	184,573

Net realized gain (loss)	(32,719,980)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(13,102,932)
Futures contracts	(8,805,738)
Foreign currency forward contracts	1,984,842
Translation of other assets and liabilities in foreign currencies	195,197

Net change in unrealized appreciation (depreciation)	(19,728,631)

Net realized and unrealized gain (loss)	(52,448,611)

Net increase (decrease) in net assets resulting from operations	$(18,588,832)

(a)	Interest recorded net of foreign withholding taxes in the amount of $1,316.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $1,133,351.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$33,859,779	$41,347,682
Net realized gain (loss)	(32,719,980)	42,442,017
Net change in unrealized appreciation (depreciation)	(19,728,631)	97,209,538

Net increase (decrease) in net assets resulting from operations	(18,588,832)	180,999,237

Distributions to shareholders:
Class A	(38,695,065)	(27,133,176)
Investor Class	(4,945,627)	(3,905,630)
Class B	(1,245,001)	(1,069,632)
Class C	(9,531,711)	(7,608,473)
Class I	(30,256,759)	(23,286,147)
Class R2	(155,024)	(156,842)
Class R3	(49,678)	(10,576)
Class R6	(6,279,420)	(4,774,290)
SIMPLE Class	(72)	—

Total distributions to shareholders	(91,158,357)	(67,944,766)

Capital share transactions:
Net proceeds from sale of shares	320,543,037	256,736,076
Net asset value of shares issued to shareholders in reinvestment of distributions	83,497,446	62,014,408
Cost of shares redeemed	(384,329,610)	(408,508,034)

Increase (decrease) in net assets derived from capital share transactions	19,710,873	(89,757,550)

Net increase (decrease) in net assets	(90,036,316)	23,296,921

Net Assets
Beginning of year	1,520,644,862	1,497,347,941

End of year	$1,430,608,546	$1,520,644,862

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019		2018		2017	2016

Net asset value at beginning of year	$19.96		$18.51		$19.97		$18.30	$18.79

Net investment income (loss) (a)	0.44		0.54		0.52		0.48	0.58

Net realized and unrealized gain (loss) on investments	(0.65)		1.73		(1.04)		1.83	(0.17)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.30

Total from investment operations	(0.17)		2.33		(0.45)		2.22	0.71

Less distributions:

From net investment income	(0.42)		(0.56)		(0.52)		(0.55)	(0.61)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)

Total distributions	(1.18)		(0.88)		(1.01)		(0.55)	(1.20)

Net asset value at end of year	$18.61		$19.96		$18.51		$19.97	$18.30

Total investment return (b)	(0.90%)		13.09%		(2.38%)		12.30%	4.08%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.32%		2.83%		2.72%		2.52%	3.21%

Net expenses (c)	1.02%		1.02%		1.01%		1.01%	1.02%

Portfolio turnover rate	65	% (d)	62	%(d)	44	% (d)	29%	27%

Net assets at end of year (in 000’s)	$638,250		$625,049		$571,206		$652,333	$574,390

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 62%, 54% and 36% for the years ended October 31, 2020, 2019 and 2018, respectively.

	Year ended October 31,

Investor Class	2020		2019		2018		2017	2016

Net asset value at beginning of year	$19.98		$18.52		$19.99		$18.31	$18.80

Net investment income (loss) (a)	0.41		0.51		0.50		0.47	0.56

Net realized and unrealized gain (loss) on investments	(0.66)		1.74		(1.05)		1.82	(0.16)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.28

Total from investment operations	(0.21)		2.31		(0.48)		2.20	0.68

Less distributions:

From net investment income	(0.39)		(0.53)		(0.50)		(0.52)	(0.58)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)

Total distributions	(1.15)		(0.85)		(0.99)		(0.52)	(1.17)

Net asset value at end of year	$18.62		$19.98		$18.52		$19.99	$18.31

Total investment return (b)	(1.11%)		12.98%		(2.56%)		12.19%	3.93%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.16%		2.70%		2.59%		2.45%	3.09%

Net expenses (c)	1.17%		1.16%		1.13%		1.14%	1.16%

Expenses (before waiver/reimbursement) (c)	1.17%		1.17%		1.14%		1.14%	1.16%

Portfolio turnover rate	65	% (d)	62	%(d)	44	% (d)	29%	27%

Net assets at end of year (in 000’s)	$79,992		$88,050		$85,132		$94,000	$153,137

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 62%, 54% and 36% for the years ended October 31, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020		2019		2018		2017	2016

Net asset value at beginning of year	$20.11		$18.64		$20.10		$18.40	$18.89

Net investment income (loss) (a)	0.27		0.37		0.36		0.32	0.42

Net realized and unrealized gain (loss) on investments	(0.66)		1.75		(1.05)		1.83	(0.17)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.30

Total from investment operations	(0.35)		2.18		(0.62)		2.06	0.55

Less distributions:

From net investment income	(0.25)		(0.39)		(0.35)		(0.36)	(0.45)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)

Total distributions	(1.01)		(0.71)		(0.84)		(0.36)	(1.04)

Net asset value at end of year	$18.75		$20.11		$18.64		$20.10	$18.40

Total investment return (b)	(1.84%)		12.11%		(3.22%)		11.27%	3.20%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.42%		1.96%		1.85%		1.67%	2.34%

Net expenses (c)	1.92%		1.91%		1.88%		1.89%	1.91%

Expenses (before waiver/reimbursement) (c)	1.92%		1.92%		1.89%		1.89%	1.91%

Portfolio turnover rate	65	% (d)	62	%(d)	44	% (d)	29%	27%

Net assets at end of year (in 000’s)	$19,409		$26,396		$30,343		$39,475	$42,253

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 62%, 54% and 36% for the years ended October 31, 2020, 2019 and 2018, respectively.

	Year ended October 31,

Class C	2020		2019		2018		2017	2016

Net asset value at beginning of year	$20.07		$18.60		$20.07		$18.37	$18.86

Net investment income (loss) (a)	0.27		0.37		0.36		0.32	0.42

Net realized and unrealized gain (loss) on investments	(0.66)		1.75		(1.06)		1.83	(0.17)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.30

Total from investment operations	(0.35)		2.18		(0.63)		2.06	0.55

Less distributions:

From net investment income	(0.25)		(0.39)		(0.35)		(0.36)	(0.45)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)

Total distributions	(1.01)		(0.71)		(0.84)		(0.36)	(1.04)

Net asset value at end of year	$18.71		$20.07		$18.60		$20.07	$18.37

Total investment return (b)	(1.85%)		12.13%		(3.28%)		11.35%	3.15%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.42%		1.95%		1.85%		1.65%	2.32%

Net expenses (c)	1.92%		1.91%		1.88%		1.89%	1.91%

Expenses (before waiver/reimbursement) (c)	1.92%		1.92%		1.89%		1.89%	1.91%

Portfolio turnover rate	65	% (d)	62	%(d)	44	% (d)	29%	27%

Net assets at end of year (in 000’s)	$148,220		$191,737		$212,400		$266,592	$254,312

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 62%, 54% and 36% for the years ended October 31, 2020, 2019 and 2018, respectively.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020		2019		2018		2017	2016

Net asset value at beginning of year	$20.16		$18.68		$20.15		$18.46	$18.95

Net investment income (loss) (a)	0.49		0.59		0.58		0.54	0.63

Net realized and unrealized gain (loss) on investments	(0.66)		1.76		(1.06)		1.84	(0.16)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.28

Total from investment operations	(0.13)		2.41		(0.41)		2.29	0.75

Less distributions:

From net investment income	(0.47)		(0.61)		(0.57)		(0.60)	(0.65)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)

Total distributions	(1.23)		(0.93)		(1.06)		(0.60)	(1.24)

Net asset value at end of year	$18.80		$20.16		$18.68		$20.15	$18.46

Total investment return (b)	(0.69%)		13.41%		(2.17%)		12.60%	4.30%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.57%		3.09%		3.03%		2.77%	3.44%

Net expenses (c)	0.77%		0.77%		0.76%		0.76%	0.77%

Portfolio turnover rate	65	% (d)	62	%(d)	44	% (d)	29%	27%

Net assets at end of year (in 000’s)	$448,922		$484,614		$499,675		$766,054	$542,330

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 62%, 54% and 36% for the years ended October 31, 2020, 2019 and 2018, respectively.

	Year ended October 31,

Class R2	2020		2019		2018		2017	2016

Net asset value at beginning of year	$19.95		$18.50		$19.96		$18.29	$18.78

Net investment income (loss) (a)	0.42		0.52		0.50		0.46	0.55

Net realized and unrealized gain (loss) on investments	(0.63)		1.73		(1.04)		1.83	(0.19)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.07		(0.09)	0.33

Total from investment operations	(0.17)		2.31		(0.47)		2.20	0.69

Less distributions:

From net investment income	(0.41)		(0.54)		(0.50)		(0.53)	(0.59)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	(0.59)

Total distributions	(1.17)		(0.86)		(0.99)		(0.53)	(1.18)

Net asset value at end of year	$18.61		$19.95		$18.50		$19.96	$18.29

Total investment return (b)	(1.00%)		12.98%		(2.48%)		12.20%	3.99%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.21%		2.77%		2.61%		2.36%	3.03%

Net expenses (c)	1.11%		1.12%		1.11%		1.11%	1.12%

Portfolio turnover rate	65	% (d)	62	%(d)	44	% (d)	29%	27%

Net assets at end of year (in 000’s)	$3,044		$2,524		$3,587		$4,409	$838

(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 62%, 54% and 36% for the years ended October 31, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,							February 29, 2016^ through October 31, 2016
Class R3	2020		2019		2018		2017

Net asset value at beginning of period	$19.96		$18.51		$19.97		$18.30	$17.10

Net investment income (loss) (a)	0.37		0.45		0.42		0.42	0.35

Net realized and unrealized gain (loss) on investments	(0.64)		1.76		(1.00)		1.82	(1.69)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.06		0.06		(0.09)	2.95

Total from investment operations	(0.23)		2.27		(0.52)		2.15	1.61

Less distributions:

From net investment income	(0.36)		(0.50)		(0.45)		(0.48)	(0.41)

From net realized gain on investments	(0.76)		(0.32)		(0.49)		—	—

Total distributions	(1.12)		(0.82)		(0.94)		(0.48)	(0.41)

Net asset value at end of period	$18.61		$19.96		$18.51		$19.97	$18.30

Total investment return (b)	(1.24%)		12.70%		(2.73%)		11.89%	9.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.97%		2.34%		2.19%		2.16%	2.81%††

Net expenses (c)	1.37%		1.36%		1.35%		1.36%	1.36%††

Portfolio turnover rate	65	% (d)	62	%(d)	44	% (d)	29%	27%

Net assets at end of period (in 000’s)	$1,196		$590		$136		$201	$39

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 62%, 54% and 36% for the years ended October 31, 2020, 2019 and 2018, respectively.

34	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		February 28, 2018^ through October 31, 2018
Class R6	2020	2019

Net asset value at beginning of period	$20.16	$18.68	$19.19

Net investment income (loss) (a)	0.51	0.61	0.33

Net realized and unrealized gain (loss) on investments	(0.66)	1.76	(0.47)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04	0.06	0.03

Total from investment operations	(0.11)	2.43	(0.11)

Less distributions:

From net investment income	(0.49)	(0.63)	(0.40)

From net realized gain on investments	(0.76)	(0.32)	—

Total distributions	(1.25)	(0.95)	(0.40)

Net asset value at end of period	$18.80	$20.16	$18.68

Total investment return (b)	(0.60%)	13.52%	(0.61%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.67%	3.18%	2.55	% ††

Net expenses (c)	0.67%	0.67%	0.66	% ††

Portfolio turnover rate (d)	65%	62%	44%

Net assets at end of period (in 000’s)	$91,551	$101,685	$94,869

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 62%, 54% and 36% for the years ended October 31, 2020, 2019 and period ended October 31, 2018, respectively.

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period*	$19.33

Net investment income (loss) (a)	0.04

Net realized and unrealized gain (loss) on investments	(0.74)

Net realized and unrealized gain (loss) on foreign currency transactions	0.05

Total from investment operations	(0.65)

Less distributions:

From net investment income	(0.06)

Net asset value at end of period	$18.62

Total investment return (b)	(3.39%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	1.62%

Net expenses (c) ††	1.43%

Portfolio turnover rate	65%

Net assets at end of period (in 000’s)	$24

^	Inception date.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class R3 shares commenced operations on February 29, 2016. Class R6 shares commenced operations on February 28, 2018. SIMPLE Class shares commenced operations on August 31, 2020.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals

36	MainStay Income Builder Fund

with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2020 are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued

37

Notes to Financial Statements (continued)

whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2020, were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No loan assignments held by the Fund as of October 31, 2020, were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Fund’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments was determined as of October 31, 2020 and can change at any time. Illiquid investments as of October 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on

38	MainStay Income Builder Fund

federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2020, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

39

Notes to Financial Statements (continued)

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2020, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of

Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their

40	MainStay Income Builder Fund

obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of October 31, 2020, are shown in the Portfolio of Investments.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 13 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund did not have any portfolio securities on loan.

(N)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(O)  Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

41

Notes to Financial Statements (continued)

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions,

42	MainStay Income Builder Fund

performance and cash flows. The Fund entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the

Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$442,557	$525,120	$967,677
Forward Contracts—Unrealized appreciation on foreign currency forward contracts	1,603,459	—	—	1,603,459

Total Fair Value	$1,603,459	$442,557	$525,120	$2,571,136

Liability Derivatives

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(2,675,230)	$(2,770,054)	$(5,445,284)
Forward Contracts—Unrealized depreciation on foreign currency forward contracts	(548,966)	—	—	(548,966)

Total Fair Value	$(548,966)	$(2,675,230)	$(2,770,054)	$(5,994,250)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	$—	$15,033,538	$6,286,852	$21,320,390
Forward Contracts	1,330,347	—	—	1,330,347

Total Net Realized Gain (Loss)	$1,330,347	$15,033,538	$6,286,852	$22,650,737

Net Change in Unrealized Appreciation (Depreciation) from:

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$—	$(8,487,638)	$(318,100)	$(8,805,738)
Forward Contracts	1,984,842	—	—	1,984,842

Total Net Change in Unrealized Appreciation (Depreciation)	$1,984,842	$(8,487,638)	$(318,100)	$(6,820,896)

43

Notes to Financial Statements (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$213,485,354	$177,550,802	$391,036,156
Futures Contracts Short	$—	$(7,526,169)	$(61,139,340)	$(68,665,509)
Forward Contracts Long	$112,280,999	$—	$—	$112,280,999
Forward Contracts Short	$(129,326,461)	$—	$—	$(129,326,461)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch. Asset allocation decisions for the Fund are made by a committee chaired by MacKay Shields in collaboration with New York Life Investments. New York Life Investments pays for the services of the Subadvisors.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2020, the effective management fee rate was 0.62%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses,

brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until August 31, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $9,117,556 and paid MacKay Shields and Epoch $2,690,418 and $1,940,809, respectively.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plan, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the

44	MainStay Income Builder Fund

average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R2	$2,692
Class R3	1,012

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $52,518 and $13,519, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2020, of $25,832, $167, $16,065 and $10,265, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$626,005	$—
Investor Class	214,925	—
Class B	58,090	—
Class C	445,225	—
Class I	461,629	—
Class R2	2,662	—
Class R3	1,005	—
Class R6	3,862	—
SIMPLE Class	11	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$30,517	1.0%
Class R3	33,086	2.8
Class R6	89,224,774	97.5
SIMPLE Class	24,116	99.8

(G)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$44,612	$612,155	$(608,597)	$—	$—	$48,170	$307	$—	48,170

45

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,340,839,480	$120,485,735	$(57,640,314)	$62,845,421

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$5,707,955	$(43,136,560)	$(229,907)	$62,954,564	$25,296,052

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures, mark to market of forwards, and partnerships adjustments. The other temporary differences are primarily due to straddle loss deferral, dividends payable and cumulative bond amortization adjustment.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $40,388,892 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$11,815	$28,574

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$2,485	$(2,485)

The reclassifications for the Fund are primarily due to partnerships.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$54,765,080	$42,706,502
Long-Term Capital Gain	36,393,277	25,238,264
Total	$91,158,357	$67,944,766

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of October 31, 2020, the Fund held the following restricted security.

Security	Date(s) of Acquisition	Shares	Cost	10/31/20 Value	Percent of Net Assets

ION Media Networks, Inc.
Common Stock	3/11/14	12	$1	$9,504	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 13 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment

46	MainStay Income Builder Fund

amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of U.S. government securities were $355,494 and $488,142, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $553,992 and $463,271, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	7,127,473	$133,913,849
Shares issued to shareholders in reinvestment of distributions	1,951,567	37,506,471
Shares redeemed	(6,670,244)	(123,495,824)

Net increase (decrease) in shares outstanding before conversion	2,408,796	47,924,496
Shares converted into Class A (See Note 1)	608,398	11,635,143
Shares converted from Class A (See Note 1)	(31,742)	(572,507)

Net increase (decrease)	2,985,452	$58,987,132

Year ended October 31, 2019:
Shares sold	4,981,898	$96,149,062
Shares issued to shareholders in reinvestment of distributions	1,421,551	26,274,145
Shares redeemed	(6,544,982)	(125,247,849)

Net increase (decrease) in shares outstanding before conversion	(141,533)	(2,824,642)
Shares converted into Class A (See Note 1)	711,316	13,662,314
Shares converted from Class A (See Note 1)	(117,451)	(2,263,396)

Net increase (decrease)	452,332	$8,574,276

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	468,570	$8,788,800
Shares issued to shareholders in reinvestment of distributions	255,745	4,923,774
Shares redeemed	(419,834)	(7,927,609)

Net increase (decrease) in shares outstanding before conversion	304,481	5,784,965
Shares converted into Investor Class (See Note 1)	67,654	1,261,890
Shares converted from Investor Class (See Note 1)	(484,829)	(9,324,546)

Net increase (decrease)	(112,694)	$(2,277,691)

Year ended October 31, 2019:
Shares sold	796,415	$15,532,775
Shares issued to shareholders in reinvestment of distributions	210,462	3,887,189
Shares redeemed	(860,683)	(16,734,223)

Net increase (decrease) in shares outstanding before conversion	146,194	2,685,741
Shares converted into Investor Class (See Note 1)	192,064	3,674,269
Shares converted from Investor Class (See Note 1)	(526,692)	(10,169,050)

Net increase (decrease)	(188,434)	$(3,809,040)

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	30,233	$569,662
Shares issued to shareholders in reinvestment of distributions	54,023	1,052,476
Shares redeemed	(224,781)	(4,229,189)

Net increase (decrease) in shares outstanding before conversion	(140,525)	(2,607,051)
Shares converted from Class B (See Note 1)	(137,306)	(2,609,221)

Net increase (decrease)	(277,831)	$(5,216,272)

Year ended October 31, 2019:
Shares sold	275,897	$5,486,040
Shares issued to shareholders in reinvestment of distributions	49,952	921,406
Shares redeemed	(503,382)	(9,808,333)

Net increase (decrease) in shares outstanding before conversion	(177,533)	(3,400,887)
Shares converted from Class B (See Note 1)	(137,683)	(2,631,122)

Net increase (decrease)	(315,216)	$(6,032,009)

47

Notes to Financial Statements (continued)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	917,156	$17,512,908
Shares issued to shareholders in reinvestment of distributions	442,234	8,593,985
Shares redeemed	(2,960,648)	(55,532,149)

Net increase (decrease) in shares outstanding before conversion	(1,601,258)	(29,425,256)
Shares converted from Class C (See Note 1)	(33,696)	(627,959)

Net increase (decrease)	(1,634,954)	$(30,053,215)

Year ended October 31, 2019:
Shares sold	1,170,495	$22,132,425
Shares issued to shareholders in reinvestment of distributions	369,675	6,808,882
Shares redeemed	(3,266,139)	(61,979,887)

Net increase (decrease) in shares outstanding before conversion	(1,725,969)	(33,038,580)
Shares converted from Class C (See Note 1)	(137,067)	(2,598,707)

Net increase (decrease)	(1,863,036)	$(35,637,287)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	8,019,937	$150,877,719
Shares issued to shareholders in reinvestment of distributions	1,292,612	25,075,976
Shares redeemed	(9,493,240)	(176,280,540)

Net increase in shares outstanding before conversion	(180,691)	(326,845)
Shares converted into Class I (See Note 1)	14,271	262,557

Net increase (decrease)	(166,420)	$(64,288)

Year ended October 31, 2019:
Shares sold	5,652,692	$108,456,027
Shares issued to shareholders in reinvestment of distributions	1,032,556	19,283,867
Shares redeemed	(9,407,029)	(179,386,061)

Net increase (decrease) in shares outstanding before conversion	(2,721,781)	(51,646,167)
Shares converted into Class I (See Note 1)	17,180	325,692

Net increase (decrease)	(2,704,601)	$(51,320,475)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	39,504	$733,426
Shares issued to shareholders in reinvestment of distributions	3,946	75,822
Shares redeemed	(6,397)	(122,183)

Net increase (decrease)	37,053	$687,065

Year ended October 31, 2019:
Shares sold	18,671	$351,189
Shares issued to shareholders in reinvestment of distributions	3,483	64,008
Shares redeemed	(89,592)	(1,709,718)

Net increase (decrease)	(67,438)	$(1,294,521)

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	36,748	$715,768
Shares issued to shareholders in reinvestment of distributions	2,565	49,126
Shares redeemed	(4,574)	(86,605)

Net increase (decrease)	34,739	$678,289

Year ended October 31, 2019:
Shares sold	21,615	$416,299
Shares issued to shareholders in reinvestment of distributions	551	10,372

Net increase (decrease)	22,166	$426,671

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	393,526	$7,405,905
Shares issued to shareholders in reinvestment of distributions	320,653	6,219,744
Shares redeemed	(888,573)	(16,655,511)

Net increase (decrease) in shares outstanding before conversion	(174,394)	(3,029,862)
Shares converted from Class R6 (See Note 1)	(1,261)	(25,357)

Net increase (decrease)	(175,655)	$(3,055,219)

Year ended October 31, 2019:
Shares sold	425,473	$8,212,259
Shares issued to shareholders in reinvestment of distributions	254,786	4,764,539
Shares redeemed	(713,908)	(13,641,963)

Net increase (decrease)	(33,649)	$(665,165)

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	1,293	$25,000
Shares issued to shareholders in reinvestment of distributions	4	72

Net increase (decrease)	1,297	$25,072

(a)	The inception date of the class was August 31, 2020.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

48	MainStay Income Builder Fund

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

49

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Income Builder Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the

U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

50	MainStay Income Builder Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $36,341,347 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $26,419,877 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 25.66% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

51

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

52	MainStay Income Builder Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
					State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).
	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

53

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

54	MainStay Income Builder Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

55

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1717042 MS203-20	MSIB11-12/20 (NYLIM) NL216

MainStay MacKay Common Stock Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	0.56 6.42%	7.63 8.85%	11.11 11.74%	0.97 0.97%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.21 6.05	7.33 8.55	10.74 11.37	1.27 1.27
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	0.30 5.28	7.45 7.75	10.55 10.55	2.02 2.02
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	4.29 5.29	7.75 7.75	10.54 10.54	2.02 2.02
Class I Shares	No Sales Charge		12/28/2004	6.66	9.12	12.02	0.72
Class R3 Shares	No Sales Charge		2/29/2016	6.02	10.98	N/A	1.32

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[5]	9.71%	11.71%	13.01%
Russell 1000® Index[6]	10.87	11.79	13.05
Morningstar Large Blend Category Average[7]	6.30	9.64	11.28

5.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Russell 1000® Index is the Fund’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest companies based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,115.30	$5.37	$1,020.06	$5.13	1.01%

Investor Class Shares	$1,000.00	$1,113.50	$6.96	$1,018.55	$6.65	1.31%

Class B Shares	$1,000.00	$1,109.40	$10.92	$1,014.78	$10.43	2.06%

Class C Shares	$1,000.00	$1,109.50	$10.92	$1,014.78	$10.43	2.06%

Class I Shares	$1,000.00	$1,116.60	$3.99	$1,021.37	$3.81	0.75%

Class R3 Shares	$1,000.00	$1,113.20	$7.22	$1,018.30	$6.90	1.36%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2020 (Unaudited)

Software	10.4%

Technology Hardware, Storage & Peripherals	7.9

Interactive Media & Services	6.8

Internet & Direct Marketing Retail	6.1

Health Care Providers & Services	5.6

Semiconductors & Semiconductor Equipment	4.9

IT Services	4.5

Specialty Retail	4.4

Biotechnology	3.9

Capital Markets	3.7

Pharmaceuticals	3.7

Food & Staples Retailing	3.5

Household Products	2.7

Banks	2.4

Aerospace & Defense	1.8

Electronic Equipment, Instruments & Components	1.7

Life Sciences Tools & Services	1.7

Exchange-Traded Fund	1.6

Hotels, Restaurants & Leisure	1.6

Oil, Gas & Consumable Fuels	1.6

Air Freight & Logistics	1.3

Multiline Retail	1.3

Machinery	1.2

Building Products	1.1

Media	1.1

Health Care Equipment & Supplies	1.0

Metals & Mining	1.0%

Chemicals	0.9

Consumer Finance	0.9

Multi-Utilities	0.9

Diversified Financial Services	0.8

Electric Utilities	0.8

Entertainment	0.8

Equity Real Estate Investment Trusts	0.8

Construction & Engineering	0.7

Electrical Equipment	0.7

Food Products	0.7

Professional Services	0.7

Road & Rail	0.7

Leisure Products	0.5

Health Care Technology	0.4

Beverages	0.2

Diversified Telecommunication Services	0.2

Energy Equipment & Services	0.2

Tobacco	0.2

Auto Components	0.1

Household Durables	0.1

Insurance	0.1

Thrifts & Mortgage Finance	0.1

Short-Term Investment	0.1

Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Procter & Gamble Co.

7.	Johnson & Johnson

8.	UnitedHealth Group, Inc.

9.	SPDR S&P 500 ETF Trust

10.	Walmart, Inc.

8	MainStay MacKay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Common Stock Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay Common Stock Fund returned 6.66%, underperforming the 9.71% return of the Fund’s primary benchmark, the S&P 500® Index, and the 10.87% return of the Fund’s secondary benchmark, the Russell 1000® Index. Over the same period, Class I shares outperformed the 6.30% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, market dynamics were influenced by several significant exogenous factors, most prominently the global COVID-19 pandemic, international trade disputes and uncertainties regarding the U.S. presidential election. While domestic equities rallied in the final months of 2019, the investment landscape abruptly changed during the first quarter of 2020 when the pandemic provoked the worst quarterly drop for most major equity market indices since the financial crisis of 2007-2008. Stock performance in the second quarter proved equally dramatic in the opposite direction; as global central banks intervened and massive fiscal stimulus was deployed, U.S. equity markets reported their best quarterly gain since 1999. The third quarter saw an extension of the equity market rally, despite continuing restrictions on global mobility and economic activities.

Although U.S. equities proved quite resilient during the reporting period, markets were subject to many volatility surges, abrupt short-term style gyrations and frequent risk appetite reversals. Large-cap growth stocks were the definitive winner both before and after the pandemic-driven market sell-off, as investors piled onto familiar technology and Internet names that were seen as less impacted by “contact economy.” Similarly, investors penalized smaller and cheaper stocks, deeming them comparatively risky. These extreme market conditions led to a collapse in market breadth, diminished diversification and factor dislocations, which provided a challenging backdrop for the Fund’s diversified stock selection framework. In this environment, valuation suffered one of the worst drawdowns in its history. The Fund’s trend-following stock selection factors mitigated some of the headwinds from the value sell-off, but trend-following factors were also subject to sharp, volatile sell-offs amid market uncertainties and inflection points. Quality and profitability signals mitigated some downside risk, particularly during the March 2020 market downturn; however, hedge fund sentiment was not efficacious, with the hedge fund community in aggregate having a challenging time coping with market turmoil. The Fund’s balanced approach and defensive positioning with respect to risk helped contain some of the losses in this adverse investment climate.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index came from the financials, communication services and energy sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from relative performance were the consumer discretionary, consumer staples and materials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included technology hardware, storage & peripherals maker Apple; Internet & direct marketing retailer Amazon.com; and systems software developer Microsoft. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were oil & gas refiner Valero Energy; hotels, resorts & cruise line operator Norwegian Cruise Line; and environmental & facilities services provider Clean Harbors.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest initial purchase was in financial information and analytics firm S&P Global while the largest increased position was in Apple, described above. During the same period, the Fund’s largest full sale was in international coffeehouse chain Starbucks, while the most significantly reduced position size was in insurance holding company Berkshire Hathaway Class B.

How did the Fund’s sector and/or country weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the S&P 500® Index were in the health care and industrials sectors. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in financials and communication services.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held its largest overweight exposures relative to the S&P 500® Index in the consumer discretionary and health care sectors. As of the same date, the Fund held its most significantly underweight exposures in the communication services and real estate sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 98.4%†
Aerospace & Defense 1.8%
Boeing Co.	2,424	$350,001
Huntington Ingalls Industries, Inc.	183	26,989
Lockheed Martin Corp.	2,403	841,362
Northrop Grumman Corp.	68	19,708
Raytheon Technologies Corp.	6,977	378,991
Textron, Inc.	19,203	687,467

		2,304,518

Air Freight & Logistics 1.3%
FedEx Corp.	2,042	529,838
United Parcel Service, Inc., Class B	6,804	1,068,976

		1,598,814

Auto Components 0.1%
Aptiv PLC	1,235	119,165

Banks 2.4%
Bank of America Corp.	47,581	1,127,670
First Republic Bank	2,251	283,941
JPMorgan Chase & Co.	5,530	542,161
Signature Bank	10,388	838,727
Synovus Financial Corp.	7,200	187,200
Truist Financial Corp.	314	13,226

		2,992,925

Beverages 0.2%
Coca-Cola Co.	678	32,585
Molson Coors Beverage Co., Class B	7,095	250,170
PepsiCo., Inc.	243	32,389

		315,144

Biotechnology 3.9%
AbbVie, Inc.	4,147	352,910
Alexion Pharmaceuticals, Inc. (a)	3,410	392,627
Amgen, Inc.	2,157	467,939
Biogen, Inc. (a)	4,041	1,018,615
Emergent BioSolutions, Inc. (a)	722	64,958
Exelixis, Inc. (a)	25,291	517,960
Gilead Sciences, Inc.	19,624	1,141,136
Incyte Corp. (a)	1,787	154,826
Regeneron Pharmaceuticals, Inc. (a)	959	521,274
United Therapeutics Corp. (a)	2,552	342,555

		4,974,800

Building Products 1.1%
Carrier Global Corp.	3,713	123,977
Johnson Controls International PLC	7,157	302,097
Masco Corp.	16,269	872,018
Owens Corning	61	3,994
Trane Technologies PLC	169	22,435

		1,324,521

	Shares	Value
Capital Markets 3.7%
Ameriprise Financial, Inc.	5,582	$897,753
Bank of New York Mellon Corp.	14,948	513,613
BlackRock, Inc.	941	563,857
Moody’s Corp.	506	133,027
Nasdaq, Inc.	1,405	169,991
Raymond James Financial, Inc.	11,340	866,830
S&P Global, Inc.	3,599	1,161,505
State Street Corp.	6,451	379,964

		4,686,540

Chemicals 0.9%
CF Industries Holdings, Inc.	31,385	866,540
Mosaic Co.	16,605	307,192

		1,173,732

Construction & Engineering 0.7%
Quanta Services, Inc.	13,613	849,860

Consumer Finance 0.9%
American Express Co.	3,410	311,128
Synchrony Financial	34,421	861,214

		1,172,342

Diversified Financial Services 0.8%
Berkshire Hathaway, Inc., Class B (a)	5,003	1,010,106

Diversified Telecommunication Services 0.2%
AT&T, Inc.	2,059	55,634
Verizon Communications, Inc.	4,523	257,766

		313,400

Electric Utilities 0.8%
Duke Energy Corp.	341	31,409
NRG Energy, Inc.	3,268	103,334
PPL Corp.	16,348	449,570
Southern Co.	8,088	464,656

		1,048,969

Electrical Equipment 0.7%
Eaton Corp. PLC	4,134	429,068
Regal Beloit Corp.	4,943	487,627

		916,695

Electronic Equipment, Instruments & Components 1.7%
Arrow Electronics, Inc. (a)	6,496	505,974
Jabil, Inc.	24,545	813,421
SYNNEX Corp.	6,158	810,639

		2,130,034

Energy Equipment & Services 0.2%
TechnipFMC PLC	52,639	291,094

Entertainment 0.8%
Activision Blizzard, Inc.	1,849	140,025

10	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Entertainment (continued)
Electronic Arts, Inc. (a)	3,518	$421,562
Netflix, Inc. (a)	397	188,869
Take-Two Interactive Software, Inc. (a)	118	18,280
Walt Disney Co.	1,545	187,331

		956,067

Equity Real Estate Investment Trusts 0.8%
American Tower Corp.	1,212	278,336
Crown Castle International Corp.	723	112,933
Equinix, Inc.	150	109,686
Prologis, Inc.	1,492	148,006
SBA Communications Corp.	1,096	318,245

		967,206

Food & Staples Retailing 3.5%
BJ’s Wholesale Club Holdings, Inc. (a)	11,777	450,941
Costco Wholesale Corp.	3,884	1,388,996
Kroger Co.	28,771	926,714
Walmart, Inc.	12,157	1,686,784

		4,453,435

Food Products 0.7%
Tyson Foods, Inc., Class A	15,558	890,384

Health Care Equipment & Supplies 1.0%
Abbott Laboratories	7,690	808,296
Becton Dickinson & Co.	1,320	305,092
Danaher Corp.	65	14,920
Hologic, Inc. (a)	1,310	90,154

		1,218,462

Health Care Providers & Services 5.6%
Anthem, Inc.	4,125	1,125,300
Cardinal Health, Inc.	5,746	263,109
HCA Healthcare, Inc.	7,691	953,223
Humana, Inc.	2,655	1,060,088
McKesson Corp.	5,004	738,040
Molina Healthcare, Inc. (a)	962	179,384
UnitedHealth Group, Inc.	7,016	2,140,862
Universal Health Services, Inc., Class B	5,736	628,379

		7,088,385

Health Care Technology 0.4%
Cerner Corp.	6,474	453,763

Hotels, Restaurants & Leisure 1.6%
Darden Restaurants, Inc.	9,396	863,680
Domino’s Pizza, Inc.	2,283	863,705
Yum! Brands, Inc.	3,392	316,575

		2,043,960

Household Durables 0.1%
Mohawk Industries, Inc. (a)	1,340	138,275

	Shares	Value
Household Products 2.7%
Colgate-Palmolive Co.	5,300	$418,117
Kimberly-Clark Corp.	4,541	602,091
Procter & Gamble Co.	16,979	2,327,821

		3,348,029

Insurance 0.1%
Unum Group	9,250	163,355

Interactive Media & Services 6.8%
Alphabet, Inc. (a)
Class A	1,529	2,471,032
Class C	1,512	2,450,967
Facebook, Inc., Class A (a)	13,867	3,648,547

		8,570,546

Internet & Direct Marketing Retail 6.1%
Amazon.com, Inc. (a)	2,154	6,539,867
Booking Holdings, Inc. (a)	142	230,395
eBay, Inc.	19,090	909,257

		7,679,519

IT Services 4.5%
Accenture PLC, Class A	2,690	583,488
DXC Technology Co.	23,473	432,372
Leidos Holdings, Inc.	10,637	882,871
Mastercard, Inc., Class A	4,028	1,162,642
PayPal Holdings, Inc. (a)	6,385	1,188,440
Visa, Inc., Class A	7,690	1,397,350

		5,647,163

Leisure Products 0.5%
Polaris, Inc.	6,398	581,322

Life Sciences Tools & Services 1.7%
IQVIA Holdings, Inc. (a)	5,731	882,517
PRA Health Sciences, Inc. (a)	4,014	391,124
Thermo Fisher Scientific, Inc.	1,927	911,702

		2,185,343

Machinery 1.2%
AGCO Corp.	5,127	394,933
Deere & Co.	4,998	1,129,098

		1,524,031

Media 1.1%
Charter Communications, Inc., Class A (a)	1,988	1,200,394
Comcast Corp., Class A	1,890	79,834
News Corp., Class A	8,398	110,266

		1,390,494

Metals & Mining 1.0%
Freeport-McMoRan, Inc.	6,592	114,305
Newmont Corp.	17,146	1,077,455
Steel Dynamics, Inc.	927	29,182

		1,220,942

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Multi-Utilities 0.9%
Dominion Energy, Inc.	13,895	$1,116,324

Multiline Retail 1.3%
Dollar General Corp.	2,160	450,814
Target Corp.	7,560	1,150,783

		1,601,597

Oil, Gas & Consumable Fuels 1.6%
Chevron Corp.	2,710	188,345
EOG Resources, Inc.	11,179	382,769
HollyFrontier Corp.	46,470	860,160
Kinder Morgan, Inc.	22,757	270,808
Valero Energy Corp.	8,869	342,432

		2,044,514

Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	1,860	108,717
Eli Lilly and Co.	548	71,492
Johnson & Johnson	16,885	2,315,102
Merck & Co., Inc.	14,759	1,110,025
Perrigo Co. PLC	19,762	866,959
Pfizer, Inc.	5,969	211,780

		4,684,075

Professional Services 0.7%
ManpowerGroup, Inc.	12,128	823,127

Road & Rail 0.7%
J.B. Hunt Transport Services, Inc.	3,245	395,046
Knight-Swift Transportation Holdings, Inc.	11,900	452,081

		847,127

Semiconductors & Semiconductor Equipment 4.9%
Advanced Micro Devices, Inc. (a)	144	10,842
Applied Materials, Inc.	5,886	348,628
Broadcom, Inc.	2,955	1,033,157
Intel Corp.	35,825	1,586,331
NVIDIA Corp.	2,815	1,411,328
Qorvo, Inc. (a)	2,320	295,475
QUALCOMM, Inc.	11,590	1,429,742
Texas Instruments, Inc.	689	99,623

		6,215,126

Software 10.4%
Adobe, Inc. (a)	1,042	465,878
Autodesk, Inc. (a)	4,353	1,025,306
CDK Global, Inc.	7,825	337,257
Citrix Systems, Inc.	7,707	872,972
Fortinet, Inc. (a)	7,515	829,430
Intuit, Inc.	204	64,195
Microsoft Corp.	38,504	7,795,905
Oracle Corp.	2,507	140,668

	Shares	Value
Software (continued)
salesforce.com, Inc. (a)	4,151	$964,153
ServiceNow, Inc. (a)	1,315	654,305
Synopsys, Inc. (a)	112	23,952

		13,174,021

Specialty Retail 4.4%
Aaron’s Holdings Co., Inc.	2,893	151,188
Best Buy Co., Inc.	8,300	925,865
Dick’s Sporting Goods, Inc.	8,612	487,870
Foot Locker, Inc.	9,145	337,268
Home Depot, Inc.	4,582	1,222,065
L Brands, Inc.	16,205	518,722
Lithia Motors, Inc., Class A	1,824	418,736
Lowe’s Cos., Inc.	3,786	598,566
Murphy USA, Inc.	2,892	353,663
Tractor Supply Co.	3,561	474,361

		5,488,304

Technology Hardware, Storage & Peripherals 7.9%
Apple, Inc.	80,399	8,752,235
HP, Inc.	52,062	935,033
Xerox Holdings Corp.	15,983	277,785

		9,965,053

Thrifts & Mortgage Finance 0.1%
New York Community Bancorp, Inc.	22,690	188,554

Tobacco 0.2%
Altria Group, Inc.	992	35,791
Philip Morris International, Inc.	3,789	269,095

		304,886

Total Common Stocks (Cost $96,850,229)		124,196,048

Exchange-Traded Fund 1.6%
SPDR S&P 500 ETF Trust	6,171	2,015,078

Total Exchange-Traded Fund (Cost $1,718,924)		2,015,078

Short-Term Investment 0.1%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 0.02% (b)	70,723	70,723

Total Short-Term Investment (Cost $70,723)		70,723

Total Investments (Cost $98,639,876)	100.1%	126,281,849
Other Assets, Less Liabilities	(0.1)	(120,621)
Net Assets	100.0%	$126,161,228

12	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	Current yield as of October 31, 2020.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$124,196,048	$—	$—	$124,196,048
Exchange-Traded Fund	2,015,078	—	—	2,015,078
Short-Term Investment
Affiliated Investment Company	70,723	—	—	70,723

Total Investments in Securities	$126,281,849	$—	$—	$126,281,849

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $98,569,153)	$126,211,126
Investment in affiliated investment company, at value (identified cost $70,723)	70,723
Receivables:
Investment securities sold	13,866,096
Dividends	87,430
Fund shares sold	15,897
Other assets	37,894

Total assets	140,289,166

Liabilities
Payables:
Investment securities purchased	13,924,886
Manager (See Note 3)	62,970
Fund shares redeemed	44,714
Transfer agent (See Note 3)	27,961
NYLIFE Distributors (See Note 3)	26,873
Professional fees	17,617
Shareholder communication	15,449
Custodian	4,335
Trustees	195
Accrued expenses	2,938

Total liabilities	14,127,938

Net assets	$126,161,228

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$50,962
Additional paid-in capital	98,545,035

98,595,997
Total distributable earnings (loss)	27,565,231

Net assets	$126,161,228

Class A
Net assets applicable to outstanding shares	$62,611,454

Shares of beneficial interest outstanding	2,509,377

Net asset value per share outstanding	$24.95
Maximum sales charge (5.50% of offering price)	1.45

Maximum offering price per share outstanding	$26.40

Investor Class
Net assets applicable to outstanding shares	$15,544,477

Shares of beneficial interest outstanding	623,801

Net asset value per share outstanding	$24.92
Maximum sales charge (5.00% of offering price)	1.31

Maximum offering price per share outstanding	$26.23

Class B
Net assets applicable to outstanding shares	$3,666,026

Shares of beneficial interest outstanding	163,631

Net asset value and offering price per share outstanding	$22.40

Class C
Net assets applicable to outstanding shares	$6,641,383

Shares of beneficial interest outstanding	296,708

Net asset value and offering price per share outstanding	$22.38

Class I
Net assets applicable to outstanding shares	$37,491,107

Shares of beneficial interest outstanding	1,494,292

Net asset value and offering price per share outstanding	$25.09

Class R3
Net assets applicable to outstanding shares	$206,781

Shares of beneficial interest outstanding	8,346

Net asset value and offering price per share outstanding	$24.78

14	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated	$2,825,344
Securities lending	1,745
Dividends-affiliated	295
Other	25

Total income	2,827,409

Expenses
Manager (See Note 3)	931,401
Distribution/Service—Class A (See Note 3)	157,408
Distribution/Service—Investor Class (See Note 3)	40,966
Distribution/Service—Class B (See Note 3)	41,816
Distribution/Service—Class C (See Note 3)	88,596
Distribution/Service—Class R3 (See Note 3)	1,132
Transfer agent (See Note 3)	167,935
Registration	107,526
Professional fees	71,788
Custodian	26,110
Shareholder communication	22,274
Trustees	4,030
Shareholder service (See Note 3)	227
Miscellaneous	16,410

Total expenses before waiver/reimbursement	1,677,619
Expense waiver/reimbursement from Manager (See Note 3)	(2,211)

Net expenses	1,675,408

Net investment income (loss)	1,152,001

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(392,753)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	8,091,461

Net realized and unrealized gain (loss)	7,698,708

Net increase (decrease) in net assets resulting from operations	$8,850,709

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,152,001	$2,178,124
Net realized gain (loss)	(392,753)	10,856,225
Net change in unrealized appreciation (depreciation)	8,091,461	(457,951)

Net increase (decrease) in net assets resulting from operations	8,850,709	12,576,398

Distributions to shareholders:
Class A	(3,811,045)	(7,174,046)
Investor Class	(982,374)	(1,811,319)
Class B	(257,924)	(659,612)
Class C	(565,775)	(1,668,996)
Class I	(6,060,406)	(11,081,969)
Class R3	(13,142)	(14,964)

Total distributions to shareholders	(11,690,666)	(22,410,906)

Capital share transactions:
Net proceeds from sale of shares	15,271,205	66,241,784
Net asset value of shares issued to shareholders in reinvestment of distributions	11,515,981	21,959,979
Cost of shares redeemed	(92,597,286)	(83,441,713)

Increase (decrease) in net assets derived from capital share transactions	(65,810,100)	4,760,050

Net increase (decrease) in net assets	(68,650,057)	(5,074,458)

Net Assets
Beginning of year	194,811,285	199,885,743

End of year	$126,161,228	$194,811,285

16	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$24.92	$26.31	$24.56	$19.95	$20.20

Net investment income (loss) (a)	0.16	0.26	0.24	0.23	0.25

Net realized and unrealized gain (loss) on investments	1.36	1.28	1.74	4.63	(0.28)

Total from investment operations	1.52	1.54	1.98	4.86	(0.03)

Less distributions:

From net investment income	(0.27)	(0.22)	(0.23)	(0.25)	(0.22)

From net realized gain on investments	(1.22)	(2.71)	—	—	—

Total distributions	(1.49)	(2.93)	(0.23)	(0.25)	(0.22)

Net asset value at end of year	$24.95	$24.92	$26.31	$24.56	$19.95

Total investment return (b)	6.42%	6.80%	8.07%	24.59%	(0.13%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.64%	1.08%	0.90%	1.05%	1.29	% (c)

Net expenses (d)	0.99%	0.97%	0.97%	0.96%	0.95	% (e)

Portfolio turnover rate	166%	164%	137%	134%	164%

Net assets at end of year (in 000’s)	$62,611	$63,814	$63,956	$53,909	$42,928

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$24.90	$26.29	$24.53	$19.93	$20.19

Net investment income (loss) (a)	0.08	0.20	0.18	0.18	0.21

Net realized and unrealized gain (loss) on investments	1.37	1.27	1.74	4.62	(0.29)

Total from investment operations	1.45	1.47	1.92	4.80	(0.08)

Less distributions:

From net investment income	(0.21)	(0.15)	(0.16)	(0.20)	(0.18)

From net realized gain on investments	(1.22)	(2.71)	—	—	—

Total distributions	(1.43)	(2.86)	(0.16)	(0.20)	(0.18)

Net asset value at end of year	$24.92	$24.90	$26.29	$24.53	$19.93

Total investment return (b)	6.05%	6.51%	7.82%	24.25%	(0.39%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.35%	0.82%	0.68%	0.83%	1.05	% (c)

Net expenses (d)	1.30%	1.23%	1.21%	1.22%	1.20	% (e)

Expenses (before waiver/reimbursement) (d)	1.31%	1.27%	1.23%	1.22%	1.20	% (e)

Portfolio turnover rate	166%	164%	137%	134%	164%

Net assets at end of year (in 000’s)	$15,544	$17,203	$16,580	$17,216	$21,880

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018	2017	2016

Net asset value at beginning of year	$22.50	$24.04	$22.46	$18.25	$18.49

Net investment income (loss) (a)	(0.08)	0.02	(0.02)	0.01	0.05

Net realized and unrealized gain (loss) on investments	1.22	1.15	1.60	4.24	(0.26)

Total from investment operations	1.14	1.17	1.58	4.25	(0.21)

Less distributions:

From net investment income	(0.02)	—	—	(0.04)	(0.03)

From net realized gain on investments	(1.22)	(2.71)	—	—	—

Total distributions	(1.24)	(2.71)	—	(0.04)	(0.03)

Net asset value at end of year	$22.40	$22.50	$24.04	$22.46	$18.25

Total investment return (b)	5.28%	5.71%	7.03%	23.31%	(1.12%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.39%)	0.10%	(0.07%)	0.06%	0.30	% (c)

Net expenses (d)	2.05%	1.98%	1.96%	1.97%	1.95	% (e)

Expenses (before waiver/reimbursement) (d)	2.06%	2.02%	1.98%	1.97%	1.95	% (e)

Portfolio turnover rate	166%	164%	137%	134%	164%

Net assets at end of year (in 000’s)	$3,666	$4,718	$5,855	$6,635	$6,604

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$22.48	$24.02	$22.45	$18.24	$18.48

Net investment income (loss) (a)	(0.08)	0.02	(0.02)	0.01	0.06

Net realized and unrealized gain (loss) on investments	1.22	1.15	1.59	4.24	(0.27)

Total from investment operations	1.14	1.17	1.57	4.25	(0.21)

Less distributions:

From net investment income	(0.02)	—	—	(0.04)	(0.03)

From net realized gain on investments	(1.22)	(2.71)	—	—	—

Total distributions	(1.24)	(2.71)	—	(0.04)	(0.03)

Net asset value at end of year	$22.38	$22.48	$24.02	$22.45	$18.24

Total investment return (b)	5.29%	5.72%	6.99%	23.33%	(1.12%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.38%)	0.10%	(0.08%)	0.06%	0.34	% (c)

Net expenses (d)	2.05%	1.98%	1.96%	1.97%	1.95	% (e)

Expenses (before waiver/reimbursement) (d)	2.06%	2.02%	1.98%	1.97%	1.95	% (e)

Portfolio turnover rate	166%	164%	137%	134%	164%

Net assets at end of year (in 000’s)	$6,641	$10,946	$14,964	$15,459	$16,509

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

18	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$25.05	$26.44	$24.67	$20.04	$20.29

Net investment income (loss) (a)	0.23	0.32	0.31	0.29	0.31

Net realized and unrealized gain (loss) on investments	1.37	1.28	1.74	4.65	(0.29)

Total from investment operations	1.60	1.60	2.05	4.94	0.02

Less distributions:

From net investment income	(0.34)	(0.28)	(0.28)	(0.31)	(0.27)

From net realized gain on investments	(1.22)	(2.71)	—	—	—

Total distributions	(1.56)	(2.99)	(0.28)	(0.31)	(0.27)

Net asset value at end of year	$25.09	$25.05	$26.44	$24.67	$20.04

Total investment return (b)	6.66%	7.06%	8.36%	24.89%	0.12%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.96%	1.34%	1.16%	1.31%	1.55	%(c)

Net expenses (d)	0.74%	0.72%	0.71%	0.71%	0.70	%(e)

Portfolio turnover rate	166%	164%	137%	134%	164%

Net assets at end of year (in 000’s)	$37,491	$97,903	$98,395	$96,441	$87,774

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.71%.

	Year ended October 31,				February 29, 2016^ through October 31,

Class R3	2020	2019	2018	2017	2016

Net asset value at beginning of period	$24.77	$26.17	$24.48	$19.90	$18.44

Net investment income (loss) (a)	0.07	0.17	0.14	0.13	0.10

Net realized and unrealized gain (loss) on investments	1.36	1.28	1.73	4.65	1.36

Total from investment operations	1.43	1.45	1.87	4.78	1.46

Less distributions:

From net investment income	(0.20)	(0.14)	(0.18)	(0.20)	—

From net realized gain on investments	(1.22)	(2.71)	—	—	—

Total distributions	(1.42)	(2.85)	(0.18)	(0.20)	—

Net asset value at end of period	$24.78	$24.77	$26.17	$24.48	$19.90

Total investment return (b)	6.02%	6.42%	7.66%	24.17%	7.92	%(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.30%	0.70%	0.52%	0.60%	0.74	%††(d)

Net expenses (e)	1.34%	1.32%	1.32%	1.31%	1.31	%††(f)

Portfolio turnover rate	166%	164%	137%	134%	164%

Net assets at end of period (in 000’s)	$207	$227	$137	$86	$29

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.32%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Common Stock Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R2 shares were registered for sale effective as of December 14, 2007. Class R6 shares were registered for sale effective as of February 28, 2017. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, Class R2, Class R6 and SIMPLE Class shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Class R2, Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

20	MainStay MacKay Common Stock Fund

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

21

Notes to Financial Statements (continued)

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 13 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund did not have any portfolio securities on loan.

22	MainStay MacKay Common Stock Fund

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the year ended October 31, 2020, the effective management fee rate was 0.55%.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $931,401 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $2,211 and paid the Subadvisor in the amount of $464,595.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 Shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R3	$227

23

Notes to Financial Statements (continued)

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $8,918 and $6,162, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2020, of $203, $3,931 and $357, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$28,658	$—
Investor Class	58,492	(1,186)
Class B	14,924	(300)
Class C	31,713	(725)
Class I	34,045	—
Class R3	103	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$30	$7,782	$(7,741)	$—	$—	$71	$0	(a)	$—	71

(a)	Less than $500.

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$40,690	19.7%

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$99,428,811	$29,863,605	$(3,010,567)	$26,853,038

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,090,367	$(378,174)	$ —	$26,853,038	$27,565,231

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $378,174 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$378	$ —

24	MainStay MacKay Common Stock Fund

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$2,154,756	$8,124,295
Long-Term Capital Gain	9,535,910	14,286,611
Total	$11,690,666	$22,410,906

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 13 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $280,054 and $356,299, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	371,300	$8,874,189
Shares issued to shareholders in reinvestment of distributions	157,411	3,758,985
Shares redeemed	(681,380)	(16,032,818)

Net increase (decrease) in shares outstanding before conversion	(152,669)	(3,399,644)
Shares converted into Class A (See Note 1)	104,209	2,571,686
Shares converted from Class A (See Note 1)	(3,304)	(71,354)

Net increase (decrease)	(51,764)	$(899,312)

Year ended October 31, 2019:
Shares sold	634,867	$15,446,282
Shares issued to shareholders in reinvestment of distributions	308,961	7,090,652
Shares redeemed	(864,519)	(20,741,150)

Net increase (decrease) in shares outstanding before conversion	79,309	1,795,784
Shares converted into Class A (See Note 1)	77,193	1,826,016
Shares converted from Class A (See Note 1)	(25,769)	(619,768)

Net increase (decrease)	130,733	$3,002,032

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	56,719	$1,340,955
Shares issued to shareholders in reinvestment of distributions	41,039	981,666
Shares redeemed	(95,721)	(2,291,076)

Net increase (decrease) in shares outstanding before conversion	2,037	31,545
Shares converted into Investor Class (See Note 1)	16,201	379,207
Shares converted from Investor Class (See Note 1)	(85,403)	(2,129,027)

Net increase (decrease)	(67,165)	$(1,718,275)

Year ended October 31, 2019:
Shares sold	208,041	$5,077,628
Shares issued to shareholders in reinvestment of distributions	78,698	1,809,263
Shares redeemed	(217,777)	(5,309,122)

Net increase (decrease) in shares outstanding before conversion	68,962	1,577,769
Shares converted into Investor Class (See Note 1)	47,135	1,116,052
Shares converted from Investor Class (See Note 1)	(55,763)	(1,323,068)

Net increase (decrease)	60,334	$1,370,753

25

Notes to Financial Statements (continued)

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	10,544	$208,129
Shares issued to shareholders in reinvestment of distributions	11,381	246,389
Shares redeemed	(37,905)	(829,164)

Net increase (decrease) in shares outstanding before conversion	(15,980)	(374,646)
Shares converted from Class B (See Note 1)	(30,111)	(643,112)

Net increase (decrease)	(46,091)	$(1,017,758)

Year ended October 31, 2019:
Shares sold	75,506	$1,687,776
Shares issued to shareholders in reinvestment of distributions	30,000	627,606
Shares redeemed	(111,007)	(2,443,239)

Net increase (decrease) in shares outstanding before conversion	(5,501)	(127,857)
Shares converted from Class B (See Note 1)	(28,333)	(600,229)

Net increase (decrease)	(33,834)	$(728,086)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	27,320	$517,704
Shares issued to shareholders in reinvestment of distributions	21,541	465,937
Shares redeemed	(234,136)	(5,092,314)

Net increase (decrease) in shares outstanding before conversion	(185,275)	(4,108,673)
Shares converted from Class C (See Note 1)	(4,980)	(107,400)

Net increase (decrease)	(190,255)	$(4,216,073)

Year ended October 31, 2019:
Shares sold	84,098	$1,779,072
Shares issued to shareholders in reinvestment of distributions	65,052	1,359,589
Shares redeemed	(266,298)	(5,719,806)

Net increase (decrease) in shares outstanding before conversion	(117,148)	(2,581,145)
Shares converted from Class C (See Note 1)	(18,800)	(399,003)

Net increase (decrease)	(135,948)	$(2,980,148)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	209,862	$4,279,265
Shares issued to shareholders in reinvestment of distributions	252,734	6,052,970
Shares redeemed	(2,876,895)	(68,274,019)

Net increase (decrease)	(2,414,299)	$(57,941,784)

Year ended October 31, 2019:
Shares sold	1,781,608	$42,155,132
Shares issued to shareholders in reinvestment of distributions	480,594	11,063,276
Shares redeemed	(2,074,881)	(49,216,070)

Net increase (decrease)	187,321	$4,002,338

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	2,143	$50,963
Shares issued to shareholders in reinvestment of distributions	422	10,034
Shares redeemed	(3,390)	(77,895)

Net increase (decrease)	(825)	$(16,898)

Year ended October 31, 2019:
Shares sold	4,060	$95,894
Shares issued to shareholders in reinvestment of distributions	419	9,593
Shares redeemed	(531)	(12,326)

Net increase (decrease)	3,948	$93,161

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc

26	MainStay MacKay Common Stock Fund

before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On

June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholders’ defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, the Fund does not believe a loss is probable; however, it is difficult to assess with any reasonable certainty the outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15,

27

Notes to Financial Statements (continued)

2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions,

closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

28	MainStay MacKay Common Stock Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Common Stock Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $9,528,946 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $2,154,756 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

30	MainStay MacKay Common Stock Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

32	MainStay MacKay Common Stock Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay MacKay Common Stock Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716826 MS203-20	MSCS11-12/20 (NYLIM) NL219

MainStay MacKay Convertible Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	13.65 20.27%	9.41 10.66%	8.86 9.48%	0.99 0.99%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	13.48 20.08	9.24 10.48	8.66 9.28	1.18 1.18
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	14.15 19.15	9.38 9.66	8.46 8.46	1.93 1.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	18.18 19.18	9.64 9.64	8.46 8.46	1.93 1.93
Class I Shares	No Sales Charge		11/28/2008	20.71	11.02	9.80	0.74

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

ICE BofAML Merrill Lynch U.S. Convertible Index[5]	28.11%	12.79%	10.95%
Morningstar Convertibles Category Average[6]	24.74	11.38	9.58

5.

The ICE BofAML Merrill Lynch U.S. Convertible Index is the Fund’s primary broad–based securities market index for comparison purposes. The ICE BofAML U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,203.60	$5.32	$1,020.31	$4.88	0.96%

Investor Class Shares	$1,000.00	$1,203.10	$6.42	$1,019.30	$5.89	1.16%

Class B Shares	$1,000.00	$1,198.30	$10.55	$1,015.53	$9.68	1.91%

Class C Shares	$1,000.00	$1,197.90	$10.55	$1,015.53	$9.68	1.91%

Class I Shares	$1,000.00	$1,205.70	$3.38	$1,022.07	$3.10	0.61%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Danaher Corp., (zero coupon), due 1/22/21

2.	NICE Systems, Inc., 1.25%, due 1/15/24

3.	Anthem, Inc., 2.75%, due 10/15/42

4.	Tesla, Inc., 1.25%, due 3/1/21

5.	Chart Industries, Inc., 1.00%, due 11/15/24
6.	Lumentum Holdings, Inc., 0.25%, due 3/15/24

7.	Southwest Airlines Co., 1.25%, due 5/1/25

8.	Teladoc Health, Inc., 1.25%–1.375%, due 5/15/25–6/1/27

9.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

10.	BioMarin Pharmaceutical, Inc., 0.599%, due 8/1/24

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Convertible Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay Convertible Fund returned 20.71%, underperforming the 28.11% return of the Fund’s primary benchmark, the ICE BofAML U.S. Convertible Index. Over the same period, Class I shares also underperformed the 24.74% return of the Morningstar Convertibles Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the ICE BofAML U.S. Convertible Index due to the Fund’s underweight exposure to the consumer discretionary sector, which accounted for most of the Fund’s benchmark-relative underperformance. In particular, underweight exposure to the convertible bonds of electric automaker Tesla—the largest constituent in the Index and the Index’s best performer during the reporting period—detracted from the Fund’s relative performance. Lack of any exposure to the convertible bonds of online retailer Wayfair further undermined relative results, as did several holdings in the energy sector. On the positive side, the Fund’s relative returns benefited from several strong performers in the health care and information technology sectors.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

During the reporting period, the performance of the U.S. convertible market was driven by the ICE BofAML U.S. Convertible Index’s large weighting in the information technology and consumer discretionary sectors, both of which produced remarkably strong performance. Both sectors rose sharply as investors perceived them as beneficiaries of the pandemic environment. In information technology, stocks of many software firms soared as the remote-work phenomenon highlighted the need for cloud-based software in a “virtual” environment. In the consumer discretionary sector, investors drove up the convertible bond prices of several online retailers seen as among the few options available to consumers when many brick-and-mortar retailers were forced to close.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors providing the strongest positive contributions to the Fund’s relative performance during the reporting period included information technology, health care and industrials. (Contributions take weightings and total returns into account.) Within information technology, the Fund saw large gains in the convertible bonds of semiconductor maker Inphi, enterprise software company NICE Systems; software-as-a-service solution provider RingCentral; and cloud-based platform company Wix.com. Within health care, the Fund benefited from holdings of telemedicine company Teladoc Health, and diversified instrument and device manufacturer Danaher. Within the industrials sector, performance benefited from the Fund’s large holding of shares in energy and industrial gas equipment maker Chart Industries, which gained ground on the shift toward cleaner fuels, such as natural gas and hydrogen. During the same period, the most significant detractors from the Fund’s relative performance included the consumer discretionary, energy and media sectors, particularly due to underweight exposure to Tesla and Wayfair, mentioned earlier, as well as online real estate company Zillow Group.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual holdings making the strongest positive contributions to the Fund’s absolute performance included the convertible bonds of Teladoc Health, Danaher and NICE Systems, described above. Teledoc Health rose during the reporting period as the company’s business saw a surge of new customers seeking treatments online through Teladoc Health’s Internet portal. While we believe the level of patient visits is nearly certain to recede once the virus fears pass, the acceptance of telemedicine as an alternative to in-office visits is likely to persist, which will have longer-term benefits for the company. Danaher, with its large presence in medical diagnostics and testing businesses, rose as its medical customers increased their spending on COVID-19 testing and laboratory equipment. NICE Systems performed well as the company continued to steadily grow its customer relationship management and data analysis software with little, if any, impact from the pandemic.

The holdings that detracted most significantly from the Fund’s absolute performance during the reporting period included convertible bonds from two energy sector companies: offshore energy driller Valaris, and oil equipment and services company Oil States International. The convertible bonds of Valaris declined as it became increasingly evident that, with the collapse of oil prices, few if any exploration and production companies would be interested in leasing Valaris’ rigs. The company was forced to file for bankruptcy in an attempt to reorganize its finances. The convertible bonds of Oil States

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

International declined as investors grew increasingly concerned that only the best-capitalized energy companies would survive the industry downturn. From early March 2020 through the end of the reporting period, low oil prices made it uneconomical for most U.S. producers to drill or explore for oil. We believe that Oil States can survive if the price of oil is able to rebound to $45–$50 per barrel in the next 12 to 18 months.

What were some of the Fund’s largest purchases and sales during the reporting period?

Notable purchases during the reporting period included convertible bonds from air carrier Southwest Airlines; Permian Basin oil producer Pioneer Natural Resources; and medical device maker DexCom. We view Southwest Airlines as a well-run investment-grade airline that is likely to eventually return to profitability along with most industry operators. The Fund purchased the convertible bonds of Pioneer Natural Resources in light of our view of the company’s ability to generate free cash flow even with sub-$45 crude oil due to its low-cost structure. In addition, we expect commodity prices to eventually rise due to a sharp decline in U.S. output. DexCom’s glucose monitoring devices are achieving rapid adoption by diabetics as a better alternative to daily blood-sugar needle sticks, making the company’s convertible bonds an attractive investment in our view.

During the same period, the Fund sold several securities that benefited from the market euphoria for companies that were seen as benefiting from the pandemic. We believed that the share prices of many of these companies rose to levels that were not supported by fundamentals and valuation. We, therefore, sold a portion of our holdings in Teladoc Health, described earlier, cloud-based website platform Wix.com, and online retailer Etsy. We also sold a portion of the Fund’s Tesla position, as we believed that the company’s common shares were overvalued. In addition, we sold a portion of the Fund’s holding in semiconductor companies Microchip, Inphi and ON Semiconductor, as the appreciation in value of these positions caused the Fund’s exposure to semiconductors to become excessive in our view.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, exposure to the communication services sector decreased as the result of the sale of a portion the Fund’s position in convertible bonds from DISH Network. The Fund also decreased its weighting to the health care sector through the sale of a portion of its Teladoc Health position. Conversely, the Fund’s exposure to the consumer discretionary sector increased due to the addition of convertible bonds from Tesla, and the purchase of convertible bonds from apparel retailers Burlington Stores and American Eagle Outfitters. The Fund also increased its weighting to the utilities sector through the purchase of the convertible preferred shares of Pacific Electric & Gas. All other sectors remained relatively unchanged.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held overweight exposure relative to the ICE BofAML U.S. Convertible Index in the health care, information technology and energy sectors. As of the same date, the Fund held relatively underweight exposure to the financials, real estate, utilities, communication services and consumer discretionary sectors, while exposure to the consumer staples and materials sectors stood at approximately market weight.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Convertible Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Convertible Securities 93.9%† Convertible Bonds 87.8%
Aerospace & Defense 0.9%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	$11,001,000	$14,662,620

Airlines 2.7%
American Airlines Group, Inc. 6.50%, due 7/1/25	7,040,000	6,070,301
Southwest Airlines Co. 1.25%, due 5/1/25	27,566,000	37,214,100

		43,284,401

Auto Manufacturers 2.6%
Tesla, Inc. 1.25%, due 3/1/21	7,752,000	41,877,320

Biotechnology 6.0%
Apellis Pharmaceuticals, Inc. 3.50%, due 9/15/26	7,350,000	8,164,682
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24 (a)	28,812,000	29,712,375
BridgeBio Pharma, Inc. 2.50%, due 3/15/27 (b)	6,975,000	8,045,004
Exact Sciences Corp. 1.00%, due 1/15/25 (a)	13,521,000	24,058,929
Illumina, Inc. (zero coupon), due 8/15/23 (a)	12,566,000	13,372,687
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	14,497,000	14,932,035

		98,285,712

Building Materials 1.0%
Patrick Industries, Inc. 1.00%, due 2/1/23	17,232,000	16,952,965

Commercial Services 2.8%
Chegg, Inc. (zero coupon), due 9/1/26 (b)	8,817,000	8,937,992
Euronet Worldwide, Inc. 0.75%, due 3/15/49	11,900,000	11,476,062
Sabre GLBL, Inc. 4.00%, due 4/15/25 (a)(b)	1,835,000	2,168,741
Square, Inc.
0.125%, due 3/1/25 (b)	7,055,000	10,386,449
0.50%, due 5/15/23	6,031,000	12,485,312

		45,454,556

Computers 3.4%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	25,786,000	38,484,457

	Principal Amount	Value
Computers (continued)
Parsons Corp. 0.25%, due 8/15/25 (b)	$4,641,000	$4,536,721
Western Digital Corp. 1.50%, due 2/1/24	6,616,000	6,347,605
Zscaler, Inc. 0.125%, due 7/1/25 (b)	5,870,000	6,817,360

		56,186,143

Diversified Financial Services 0.4%
LendingTree, Inc. 0.625%, due 6/1/22	4,144,000	6,783,210

Electric 1.0%
NRG Energy, Inc. 2.75%, due 6/1/48	15,207,000	15,891,315

Energy—Alternate Sources 1.3%
Enphase Energy, Inc. 0.25%, due 3/1/25 (b)	8,840,000	12,665,766
SolarEdge Technologies, Inc. (zero coupon), due 9/15/25 (b)	7,010,000	8,629,310

		21,295,076

Entertainment 0.4%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23	6,833,000	7,341,204

Food 0.4%
Chefs’ Warehouse, Inc. 1.875%, due 12/1/24 (b)	8,676,000	6,658,941

Health Care—Products 6.8%
Cantel Medical Corp. 3.25%, due 5/15/25 (b)	4,372,000	5,904,933
CONMED Corp. 2.625%, due 2/1/24	14,746,000	16,858,541
Danaher Corp. (zero coupon), due 1/22/21	8,558,000	74,516,340
Integra LifeSciences Holdings Corp. 0.50%, due 8/15/25 (b)	6,602,000	6,057,335
NuVasive, Inc. 0.375%, due 3/15/25 (b)	8,085,000	6,953,100

		110,290,249

Health Care—Services 5.0%
Anthem, Inc. 2.75%, due 10/15/42	11,746,000	44,460,781
Teladoc Health, Inc.
1.25%, due 6/1/27 (b)	13,962,000	16,325,379
1.375%, due 5/15/25	5,682,000	20,799,926

		81,586,086

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Internet 10.5%
Boingo Wireless, Inc. 1.00%, due 10/1/23	$7,786,000	$6,810,414
Booking Holdings, Inc. 0.90%, due 9/15/21	19,156,000	20,045,431
Etsy, Inc. 0.125%, due 10/1/26	15,403,000	24,196,218
Match Group Financeco 2, Inc. 0.875%, due 6/15/26 (b)	12,450,000	18,692,339
Match Group Financeco, Inc. 0.875%, due 10/1/22 (b)	2,000	5,330
Okta, Inc. 0.125%, due 9/1/25	5,611,000	7,357,424
Palo Alto Networks, Inc.
0.375%, due 6/1/25 (b)	9,385,000	9,584,431
0.75%, due 7/1/23	13,659,000	14,678,452
Q2 Holdings, Inc. 0.75%, due 6/1/26	4,395,000	5,452,547
Shopify, Inc. 0.125%, due 11/1/25	16,390,000	18,008,513
Snap, Inc. 0.75%, due 8/1/26	10,150,000	18,924,134
Wix.com, Ltd. (zero coupon), due 7/1/23	9,213,000	16,749,880
Zendesk, Inc. 0.625%, due 6/15/25 (b)	8,790,000	11,033,985

		171,539,098

Leisure Time 1.8%
Carnival Corp. 5.75%, due 4/1/23 (b)	9,498,000	14,802,538
NCL Corp., Ltd. (b)
5.375%, due 8/1/25	4,670,000	5,425,956
6.00%, due 5/15/24	2,849,000	4,042,552
Royal Caribbean Cruises, Ltd. 4.25%, due 6/15/23 (b)	5,055,000	5,261,983

		29,533,029

Machinery—Diversified 2.4%
Chart Industries, Inc. 1.00%, due 11/15/24 (b)	24,911,000	39,608,490

Media 2.3%
DISH Network Corp. 3.375%, due 8/15/26	16,129,000	14,296,902
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	9,441,000	11,234,790
Liberty Media Corp. 1.375%, due 10/15/23	11,345,000	12,738,598

		38,270,290

	Principal Amount	Value
Oil & Gas 3.0%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (c)	$20,143,000	$2,270,603
EQT Corp. 1.75%, due 5/1/26 (b)	19,418,000	24,902,595
Pioneer Natural Resources Co. 0.25%, due 5/15/25 (b)	20,049,000	21,460,108

		48,633,306

Oil & Gas Services 1.7%
Helix Energy Solutions Group, Inc. 6.75%, due 2/15/26	10,842,000	8,737,661
Newpark Resources, Inc. 4.00%, due 12/1/21	7,687,000	6,841,430
Oil States International, Inc. 1.50%, due 2/15/23	19,764,000	11,214,903

		26,793,994

Pharmaceuticals 3.2%
DexCom, Inc. 0.25%, due 11/15/25 (b)	29,265,000	28,287,943
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24	10,073,000	14,128,134
Pacira BioSciences, Inc.
0.75%, due 8/1/25 (b)	7,100,000	7,236,306
2.375%, due 4/1/22	1,655,000	1,807,852

		51,460,235

Real Estate 0.2%
Redfin Corp. (zero coupon), due 10/15/25 (b)	2,765,000	2,609,607

Retail 1.5%
American Eagle Outfitters, Inc. 3.75%, due 4/15/25 (b)	5,529,000	9,725,957
Burlington Stores, Inc. 2.25%, due 4/15/25 (b)	13,238,000	15,216,752

		24,942,709

Semiconductors 7.0%
Cree, Inc. 1.75%, due 5/1/26 (b)	2,320,000	3,556,850
Inphi Corp. 0.75%, due 4/15/25 (b)	19,787,000	25,412,951
Microchip Technology, Inc.
1.625%, due 2/15/25	8,778,000	19,809,311
1.625%, due 2/15/27	7,129,000	11,107,722
Micron Technology, Inc. 3.125%, due 5/1/32	3,183,000	15,843,813
Novellus Systems, Inc. 2.625%, due 5/15/41	1,076,000	11,566,976
ON Semiconductor Corp. 1.625%, due 10/15/23	2,305,000	3,290,203

12	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Semiconductors (continued)
Rambus, Inc. 1.375%, due 2/1/23	$9,996,000	$10,421,124
Silicon Laboratories, Inc. 0.625%, due 6/15/25 (b)	11,680,000	13,045,185

		114,054,135

Software 16.3%
Akamai Technologies, Inc. 0.375%, due 9/1/27	11,420,000	12,233,675
Atlassian, Inc. 0.625%, due 5/1/23	7,719,000	18,140,996
Coupa Software, Inc. 0.375%, due 6/15/26 (b)	6,055,000	7,058,285
Datadog, Inc. 0.125%, due 6/15/25 (b)	7,470,000	9,371,860
Envestnet, Inc. 1.75%, due 6/1/23	12,037,000	15,316,805
Everbridge, Inc. 0.125%, due 12/15/24 (b)	5,415,000	6,366,009
Five9, Inc. 0.50%, due 6/1/25 (b)	4,675,000	6,206,062
J2 Global, Inc. 1.75%, due 11/1/26 (b)	5,220,000	4,695,308
MongoDB, Inc. 0.25%, due 1/15/26 (b)	7,075,000	9,203,710
NICE Systems, Inc. 1.25%, due 1/15/24	19,683,000	53,892,349
Nuance Communications, Inc. 1.25%, due 4/1/25	11,278,000	19,442,125
Omnicell, Inc. 0.25%, due 9/15/25 (b)	2,760,000	3,028,261
PagerDuty, Inc. 1.25%, due 7/1/25 (b)	535,000	544,609
RingCentral, Inc. (zero coupon), due 3/1/25 (b)	27,757,000	29,416,578
Slack Technologies, Inc. 0.50%, due 4/15/25 (b)	6,747,000	7,729,532
Splunk, Inc. 0.50%, due 9/15/23	17,437,000	25,160,425
Twilio, Inc. 0.25%, due 6/1/23	3,269,000	12,759,598
Workday, Inc. 0.25%, due 10/1/22	7,982,000	12,039,792
Zynga, Inc. 0.25%, due 6/1/24	10,627,000	13,409,946

		266,015,925

Telecommunications 2.3%
Infinera Corp. 2.50%, due 3/1/27 (b)	7,050,000	7,513,586

	Principal Amount	Value
Telecommunications (continued)
InterDigital, Inc. 2.00%, due 6/1/24	$4,500,000	$4,615,741
Viavi Solutions, Inc. 1.00%, due 3/1/24	14,679,000	17,012,194
Vonage Holdings Corp. 1.75%, due 6/1/24	8,091,000	7,928,211

		37,069,732

Transportation 0.9%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	13,687,000	14,687,115

Total Convertible Bonds (Cost $1,131,292,985)		1,431,767,463

Corporate Bonds 0.0%
Weatherford International, Ltd. 11.00%, due 12/1/24 (a)(b)	1,970,000	1,165,531

Total Corporate Bonds (Cost $25,400,044)		1,165,531

	Shares
Convertible Preferred Stocks 6.1%
Banks 2.0%
Bank of America Corp. (d) Series L 7.25%	12,072	17,708,417
Wells Fargo & Co. (d) Series L 7.50%	11,552	15,580,875

		33,289,292

Capital Markets 0.5%
KKR & Co., Inc. 6.00% Series C	165,650	8,620,426

Chemicals 0.4%
Lyondellbasell Advanced Polymers, Inc. (d) 6.00%	5,832	5,983,632

Electric Utilities 1.0%
PG&E Corp. 5.50%	160,900	16,028,858

Health Care Equipment & Supplies 0.3%
Becton Dickinson & Co. 6.00%	86,450	4,502,316

Machinery 1.2%
Stanley Black & Decker, Inc. 5.25%	182,200	19,018,036

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Convertible Preferred Stocks (continued)
Semiconductors & Semiconductor Equipment 0.7%
Broadcom, Inc. 8.00%	9,655	$11,489,354

Total Convertible Preferred Stocks (Cost $92,659,680)		98,931,914

Total Convertible Securities (Cost $1,249,352,709)		1,531,864,908

Common Stocks 1.6%
Aerospace & Defense 0.2%
Raytheon Technologies Corp.	53,105	2,884,663

Banks 0.6%
Bank of America Corp.	398,621	9,447,318

Energy Equipment & Services 0.0%‡
Weatherford International PLC (a)(e)	272,914	570,390

Health Care Equipment & Supplies 0.8%
Teleflex, Inc.	41,951	13,350,067

Total Common Stocks (Cost $21,430,079)		26,252,438

Short-Term Investments 4.1%
Affiliated Investment Company 3.7%
MainStay U.S. Government Liquidity Fund, 0.02% (f)	60,631,391	60,631,391

	Shares	Value
Unaffiliated Investment Company 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (f)(g)	5,572,039	$5,572,039

Total Short-Term Investments (Cost $66,203,430)		66,203,430

Total Investments (Cost $1,336,986,218)	99.6%	1,624,320,776
Other Assets, Less Liabilities	0.4	7,326,484
Net Assets	100.0%	$1,631,647,260

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $5,410,194. The Fund received cash collateral with a value of $5,572,039. (See Note 2(H)).

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Issue in default.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Non-income producing security.

(f)	Current yield as of October 31, 2020.

(g)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$1,431,767,463	$—	$1,431,767,463
Convertible Preferred Stocks	98,931,914	—	—	98,931,914

Total Convertible Securities	98,931,914	1,432,932,994	—	1,531,864,908

Corporate Bonds	—	—	—	1,165,531
Common Stocks	26,252,438	—	—	26,252,438
Short-Term Investments
Affiliated Investment Company	60,631,391	—	—	60,631,391
Unaffiliated Investment Company	5,572,039	—	—	5,572,039

Total Short-Term Investments	66,203,430	—	—	66,203,430

Total Investments in Securities	$191,387,782	$1,432,932,994	$—	$1,624,320,776

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $1,276,354,827) including securities on loan of $5,410,194	$1,563,689,385
Investment in affiliated investment company, at value (identified cost $60,631,391)	60,631,391
Receivables:
Fund shares sold	11,816,165
Dividends and interest	3,762,353
Securities lending	4,027
Other assets	54,383

Total assets	1,639,957,704

Liabilities
Cash collateral received for securities on loan	5,572,039
Payables:
Fund shares redeemed	1,379,886
Manager (See Note 3)	721,172
Transfer agent (See Note 3)	308,636
NYLIFE Distributors (See Note 3)	211,971
Shareholder communication	55,769
Professional fees	46,570
Custodian	5,604
Trustees	2,055
Accrued expenses	6,742

Total liabilities	8,310,444

Net assets	$1,631,647,260

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$780,029
Additional paid-in capital	1,240,829,993

1,241,610,022
Total distributable earnings (loss)	390,037,238

Net assets	$1,631,647,260

Class A
Net assets applicable to outstanding shares	$657,625,894

Shares of beneficial interest outstanding	31,459,398

Net asset value per share outstanding	$20.90
Maximum sales charge (5.50% of offering price)	1.22

Maximum offering price per share outstanding	$22.12

Investor Class
Net assets applicable to outstanding shares	$57,829,162

Shares of beneficial interest outstanding	2,767,070

Net asset value per share outstanding	$20.90
Maximum sales charge (5.00% of offering price)	1.10

Maximum offering price per share outstanding	$22.00

Class B
Net assets applicable to outstanding shares	$10,453,996

Shares of beneficial interest outstanding	505,830

Net asset value and offering price per share outstanding	$20.67

Class C
Net assets applicable to outstanding shares	$52,999,488

Shares of beneficial interest outstanding	2,567,572

Net asset value and offering price per share outstanding	$20.64

Class I
Net assets applicable to outstanding shares	$852,738,720

Shares of beneficial interest outstanding	40,703,008

Net asset value and offering price per share outstanding	$20.95

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$13,214,505
Dividends-unaffiliated	5,271,877
Dividends-affiliated	653,475
Securities lending	268,802
Other	34,219

Total income	19,442,878

Expenses
Manager (See Note 3)	8,449,827
Distribution/Service—Class A (See Note 3)	1,467,195
Distribution/Service—Investor Class (See Note 3)	147,950
Distribution/Service—Class B (See Note 3)	109,408
Distribution/Service—Class C (See Note 3)	571,312
Transfer agent (See Note 3)	1,887,697
Professional fees	179,071
Registration	126,942
Shareholder communication	113,051
Trustees	35,580
Custodian	34,279
Miscellaneous	53,524

Total expenses before waiver/reimbursement	13,175,836
Expense waiver/reimbursement from Manager (See Note 3)	(756,070)

Net expenses	12,419,766

Net investment income (loss)	7,023,112

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	136,092,037
Net change in unrealized appreciation (depreciation) on unaffiliated investments	126,219,090

Net realized and unrealized gain (loss)	262,311,127

Net increase (decrease) in net assets resulting from operations	$269,334,239

16	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,023,112	$10,965,747
Net realized gain (loss)	136,092,037	27,902,416
Net change in unrealized appreciation (depreciation)	126,219,090	93,983,449

Net increase (decrease) in net assets resulting from operations	269,334,239	132,851,612

Distributions to shareholders:
Class A	(13,476,076)	(29,204,205)
Investor Class	(1,333,183)	(2,974,246)
Class B	(222,915)	(745,657)
Class C	(1,152,529)	(3,987,604)
Class I	(21,838,382)	(40,493,755)

Total distributions to shareholders	(38,023,085)	(77,405,467)

Capital share transactions:
Net proceeds from sale of shares	441,125,603	519,115,443
Net asset value of shares issued to shareholders in reinvestment of distributions	34,121,687	67,531,715
Cost of shares redeemed	(526,300,928)	(541,282,880)

Increase (decrease) in net assets derived from capital share transactions	(51,053,638)	45,364,278

Net increase (decrease) in net assets	180,257,516	100,810,423

Net Assets
Beginning of year	1,451,389,744	1,350,579,321

End of year	$1,631,647,260	$1,451,389,744

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$17.81	$17.07	$17.75	$15.72	$16.51

Net investment income (loss) (a)	0.06	0.12	0.15	0.19	0.20

Net realized and unrealized gain (loss) on investments	3.47	1.60	0.40	2.34	0.35

Total from investment operations	3.53	1.72	0.55	2.53	0.55

Less distributions:

From net investment income	(0.13)	(0.15)	(0.22)	(0.24)	(0.64)

From net realized gain on investments	(0.31)	(0.83)	(1.01)	(0.26)	(0.70)

Total distributions	(0.44)	(0.98)	(1.23)	(0.50)	(1.34)

Net asset value at end of year	$20.90	$17.81	$17.07	$17.75	$15.72

Total investment return (b)	20.27%	10.75%	3.28%	16.30%	3.71%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.33%	0.67%	0.87%	1.12%	1.31%

Net expenses (c)	0.96%	0.98%	0.98%	0.98%	1.01%

Expenses (before waiver/reimbursement) (c)	0.96%	0.98%	0.98%	0.99%	1.01%

Portfolio turnover rate	46%	23%	43%	38%	24%

Net assets at end of year (in 000’s)	$657,626	$545,605	$518,381	$482,341	$368,583

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$17.80	$17.07	$17.75	$15.72	$16.50

Net investment income (loss) (a)	0.03	0.09	0.13	0.16	0.18

Net realized and unrealized gain (loss) on investments	3.47	1.59	0.39	2.34	0.36

Total from investment operations	3.50	1.68	0.52	2.50	0.54

Less distributions:

From net investment income	(0.09)	(0.12)	(0.19)	(0.21)	(0.62)

From net realized gain on investments	(0.31)	(0.83)	(1.01)	(0.26)	(0.70)

Total distributions	(0.40)	(0.95)	(1.20)	(0.47)	(1.32)

Net asset value at end of year	$20.90	$17.80	$17.07	$17.75	$15.72

Total investment return (b)	20.08%	10.50%	3.12%	16.11%	3.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.13%	0.51%	0.72%	0.95%	1.14%

Net expenses (c)	1.16%	1.15%	1.13%	1.14%	1.18%

Expenses (before waiver/reimbursement) (c)	1.16%	1.17%	1.14%	1.15%	1.18%

Portfolio turnover rate	46%	23%	43%	38%	24%

Net assets at end of year (in 000’s)	$57,829	$59,242	$52,723	$56,289	$79,430

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018	2017	2016

Net asset value at beginning of year	$17.68	$16.98	$17.67	$15.66	$16.45

Net investment income (loss) (a)	(0.11)	(0.04)	(0.01)	0.04	0.06

Net realized and unrealized gain (loss) on investments	3.44	1.60	0.39	2.32	0.35

Total from investment operations	3.33	1.56	0.38	2.36	0.41

Less distributions:

From net investment income	(0.03)	(0.03)	(0.06)	(0.09)	(0.50)

From net realized gain on investments	(0.31)	(0.83)	(1.01)	(0.26)	(0.70)

Total distributions	(0.34)	(0.86)	(1.07)	(0.35)	(1.20)

Net asset value at end of year	$20.67	$17.68	$16.98	$17.67	$15.66

Total investment return (b)	19.15%	9.76%	2.35%	15.21%	2.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.61%)	(0.23%)	(0.03%)	0.21%	0.39%

Net expenses (c)	1.91%	1.90%	1.88%	1.89%	1.93%

Expenses (before waiver/reimbursement) (c)	1.91%	1.92%	1.89%	1.90%	1.93%

Portfolio turnover rate	46%	23%	43%	38%	24%

Net assets at end of year (in 000’s)	$10,454	$11,786	$15,051	$19,290	$21,436

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$17.65	$16.96	$17.65	$15.64	$16.43

Net investment income (loss) (a)	(0.11)	(0.04)	(0.00)‡	0.04	0.06

Net realized and unrealized gain (loss) on investments	3.44	1.59	0.38	2.32	0.35

Total from investment operations	3.33	1.55	0.38	2.36	0.41

Less distributions:

From net investment income	(0.03)	(0.03)	(0.06)	(0.09)	(0.50)

From net realized gain on investments	(0.31)	(0.83)	(1.01)	(0.26)	(0.70)

Total distributions	(0.34)	(0.86)	(1.07)	(0.35)	(1.20)

Net asset value at end of year	$20.64	$17.65	$16.96	$17.65	$15.64

Total investment return (b)	19.18%	9.71%	2.35%	15.23%	2.77%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.61%)	(0.23%)	(0.03%)	0.21%	0.39%

Net expenses (c)	1.91%	1.90%	1.88%	1.89%	1.93%

Expenses (before waiver/reimbursement) (c)	1.91%	1.92%	1.89%	1.90%	1.93%

Portfolio turnover rate	46%	23%	43%	38%	24%

Net assets at end of year (in 000’s)	$52,999	$60,891	$80,830	$82,335	$76,501

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$17.85	$17.11	$17.79	$15.75	$16.54

Net investment income (loss) (a)	0.13	0.18	0.22	0.25	0.24

Net realized and unrealized gain (loss) on investments	3.48	1.60	0.39	2.34	0.35

Total from investment operations	3.61	1.78	0.61	2.59	0.59

Less distributions:

From net investment income	(0.20)	(0.21)	(0.28)	(0.29)	(0.68)

From net realized gain on investments	(0.31)	(0.83)	(1.01)	(0.26)	(0.70)

Total distributions	(0.51)	(1.04)	(1.29)	(0.55)	(1.38)

Net asset value at end of year	$20.95	$17.85	$17.11	$17.79	$15.75

Total investment return (b)	20.71%	11.14%	3.65%	16.69%	3.96%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.68%	1.04%	1.25%	1.45%	1.56%

Net expenses (c)	0.61%	0.61%	0.61%	0.64%	0.76%

Expenses (before waiver/reimbursement) (c)	0.71%	0.73%	0.73%	0.74%	0.76%

Portfolio turnover rate	46%	23%	43%	38%	24%

Net assets at end of year (in 000’s)	$852,739	$773,865	$683,594	$562,526	$252,852

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Convertible Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, Class R6 and SIMPLE Class shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

21

Notes to Financial Statements (continued)

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The

22	MainStay MacKay Convertible Fund

evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

23

Notes to Financial Statements (continued)

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $5,410,194 and received cash collateral, which was invested into the

State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $5,572,039.

(I)  Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up

24	MainStay MacKay Convertible Fund

to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.56%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.61% of the Fund’s average daily net assets. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $8,449,827 and waived fees and/or reimbursed expenses in the amount of $756,070 and paid the Subadvisor in the amount of $3,758,319.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and

Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $132,617 and $28,349, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2020, of $8,996, $6,665 and $10,807, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement were as follows:

Class	Expense	Waived
Class A	$631,422	$—
Investor Class	187,273	—
Class B	34,616	—
Class C	180,929	—
Class I	853,457	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

25

Notes to Financial Statements (continued)

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$151,034	$455,315	$(545,718)	$—	$—	$60,631	$653	$—	60,631

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrea- lized Appre- ciation/ (Depre- ciation)

Investments in Securities	$1,351,048,046	$352,999,396	$(79,726,666)	$273,272,730

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$16,997,088	$101,195,730	$(1,428,310)	$273,272,730	$390,037,238

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to Cumulative Convertible Bond Adjustment and Contingent Payment Debt Instruments. The Other temporary differences are primarily due to defaulted bond income accruals.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2020 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(19,176,935)	$19,176,935

The reclassifications for the Fund are primarily due to distributions in connection with redemption of fund shares.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$12,864,160	$38,353,094
Long-Term Capital Gain	25,158,925	39,052,373
Total	$38,023,085	$77,405,467

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

26	MainStay MacKay Convertible Fund

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $660,122 and $695,240, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	4,824,291	$91,966,797
Shares issued to shareholders in reinvestment of distributions	740,743	13,145,043
Shares redeemed	(5,573,401)	(102,784,136)

Net increase (decrease) in shares outstanding before conversion	(8,367)	2,327,704
Shares converted into Class A (See Note 1)	880,877	16,956,773
Shares converted from Class A (See Note 1)	(53,288)	(999,795)

Net increase (decrease)	819,222	$18,284,682

Year ended October 31, 2019:
Shares sold	6,440,230	$111,352,512
Shares issued to shareholders in reinvestment of distributions	1,782,190	28,552,030
Shares redeemed	(8,400,694)	(142,983,194)

Net increase (decrease) in shares outstanding before conversion	(178,274)	(3,078,652)
Shares converted into Class A (See Note 1)	581,531	10,062,755
Shares converted from Class A (See Note 1)	(128,941)	(2,245,389)

Net increase (decrease)	274,316	$4,738,714

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	437,729	$8,173,460
Shares issued to shareholders in reinvestment of distributions	74,975	1,326,608
Shares redeemed	(338,316)	(6,247,912)

Net increase (decrease) in shares outstanding before conversion	174,388	3,252,156
Shares converted into Investor Class (See Note 1)	61,840	1,123,928
Shares converted from Investor Class (See Note 1)	(796,900)	(15,363,947)

Net increase (decrease)	(560,672)	$(10,987,863)

Year ended October 31, 2019:
Shares sold	859,898	$14,934,377
Shares issued to shareholders in reinvestment of distributions	185,052	2,959,367
Shares redeemed	(653,130)	(11,388,345)

Net increase (decrease) in shares outstanding before conversion	391,820	6,505,399
Shares converted into Investor Class (See Note 1)	206,666	3,561,867
Shares converted from Investor Class (See Note 1)	(360,146)	(6,250,197)

Net increase (decrease)	238,340	$3,817,069

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	28,921	$552,676
Shares issued to shareholders in reinvestment of distributions	11,800	208,506
Shares redeemed	(110,550)	(2,042,015)

Net increase (decrease) in shares outstanding before conversion	(69,829)	(1,280,833)
Shares converted from Class B (See Note 1)	(91,151)	(1,666,664)

Net increase (decrease)	(160,980)	$(2,947,497)

Year ended October 31, 2019:
Shares sold	178,224	$3,106,135
Shares issued to shareholders in reinvestment of distributions	43,221	684,526
Shares redeemed	(319,067)	(5,486,747)

Net increase (decrease) in shares outstanding before conversion	(97,622)	(1,696,086)
Shares converted from Class B (See Note 1)	(121,828)	(2,066,900)

Net increase (decrease)	(219,450)	$(3,762,986)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	464,089	$8,568,551
Shares issued to shareholders in reinvestment of distributions	54,069	954,315
Shares redeemed	(1,360,299)	(25,010,993)

Net increase (decrease) in shares outstanding before conversion	(842,141)	(15,488,127)
Shares converted from Class C (See Note 1)	(39,567)	(762,500)

Net increase (decrease)	(881,708)	$(16,250,627)

Year ended October 31, 2019:
Shares sold	797,545	$13,650,632
Shares issued to shareholders in reinvestment of distributions	214,714	3,396,089
Shares redeemed	(2,127,881)	(36,129,333)

Net increase (decrease) in shares outstanding before conversion	(1,115,622)	(19,082,612)
Shares converted from Class C (See Note 1)	(200,541)	(3,422,405)

Net increase (decrease)	(1,316,163)	$(22,505,017)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	17,361,683	$331,864,119
Shares issued to shareholders in reinvestment of distributions	1,037,248	18,487,215
Shares redeemed	(21,094,224)	(390,215,872)

Net increase in shares outstanding before conversion	(2,695,293)	(39,864,538)
Shares converted into Class I (See Note 1)	36,723	712,205

Net increase (decrease)	(2,658,570)	$(39,152,333)

Year ended October 31, 2019:
Shares sold	21,928,440	$376,071,787
Shares issued to shareholders in reinvestment of distributions	1,979,627	31,939,703
Shares redeemed	(20,528,571)	(345,295,261)

Net increase (decrease) in shares outstanding before conversion	3,379,496	62,716,229
Shares converted into Class I (See Note 1)	20,893	360,269

Net increase (decrease)	3,400,389	$63,076,498

27

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

28	MainStay MacKay Convertible Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Convertible Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $25,158,925 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $5,140,006 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 26.14% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

30	MainStay MacKay Convertible Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
					State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).
	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

32	MainStay MacKay Convertible Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay MacKay Convertible Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716013 MS203-20	MSC11-12/20 (NYLIM) NL210

MainStay MacKay High Yield Corporate Bond Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–2.34 2.26%	4.58 5.55%	5.16 5.65%	0.99 0.99%
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–2.36 2.24	4.52 5.48	5.10 5.59	1.05 1.05
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–3.43 1.39	4.32 4.64	4.79 4.79	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	0.42 1.39	4.68 4.68	4.80 4.80	1.80 1.80
Class I Shares	No Sales Charge		1/2/2004	2.56	5.79	5.91	0.74
Class R1 Shares	No Sales Charge		6/29/2012	2.45	5.69	5.44	0.84
Class R2 Shares	No Sales Charge		5/1/2008	2.17	5.45	5.53	1.09
Class R3 Shares	No Sales Charge		2/29/2016	1.90	6.74	N/A	1.34
Class R6 Shares	No Sales Charge		6/17/2013	2.70	5.92	5.07	0.59
SIMPLE Class Shares	No Sales Charge		8/31/2020	–0.72	N/A	N/A	1.30

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

ICE BofAML Merrill Lynch U.S. High Yield Constrained Index[5]	2.44%	6.12%	6.06%
Morningstar High Yield Bond Category Average[6]	1.43	4.78	5.06

5.

The ICE BofAML Merrill Lynch U.S. High Yield Constrained Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,096.70	$5.06	$1,020.31	$4.88	0.96%

Investor Class Shares	$1,000.00	$1,095.90	$5.54	$1,019.86	$5.33	1.05%

Class B Shares	$1,000.00	$1,090.30	$9.46	$1,016.09	$9.12	1.80%

Class C Shares	$1,000.00	$1,092.30	$9.47	$1,016.09	$9.12	1.80%

Class I Shares	$1,000.00	$1,098.20	$3.74	$1,021.57	$3.61	0.71%

Class R1 Shares	$1,000.00	$1,097.80	$4.25	$1,021.06	$4.12	0.81%

Class R2 Shares	$1,000.00	$1,096.20	$5.59	$1,019.81	$5.38	1.06%

Class R3 Shares	$1,000.00	$1,092.70	$6.89	$1,018.55	$6.65	1.31%

Class R6 Shares	$1,000.00	$1,099.20	$3.00	$1,022.27	$2.90	0.57%

SIMPLE Class Shares[3,4]	$1,000.00	$992.80	$2.16	$1,006.17	$2.17	1.30%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.60 for SIMPLE Class shares and the ending account value would have been $1,018.60 for SIMPLE Class shares.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%–5.875%, due 5/1/25–5/1/32

2.	HCA, Inc., 3.50%–8.36%, due 5/1/23–11/6/33

3.	T-Mobile USA, Inc., 4.00%–6.50%, due 4/15/22–4/15/50

4.	TransDigm, Inc., 6.25%–8.00%, due 7/15/24–3/15/27

5.	Netflix, Inc., 3.625%–5.875%, due 2/15/22–6/15/30
6.	Sprint Capital Corp., 6.875%, due 11/15/28

7.	Kraft Heinz Foods Co., 3.875%–7.125%, due 7/15/25–2/9/40

8.	MSCI, Inc., 3.625%–5.375%, due 8/1/26–2/15/31

9.	Occidental Petroleum Corp., 2.70%–7.15%, due 8/15/22–9/15/36

10.	MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc., 4.625%–5.75%, due 5/1/24–2/1/27

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay High Yield Corporate Bond Fund returned 2.56%, outperforming the 2.44% return of the Fund’s primary benchmark, the ICE BofAML U.S. High Yield Constrained Index. Over the same period, Class I shares also outperformed the 1.43% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Relative to the ICE BofAML U.S. High Yield Constrained Index, the Fund’s performance during the reporting period benefited from strong security selection in the energy sector, the weakest-performing sector in the Index. Security selection in telecom and leisure also made positive contributions to the Fund’s relative returns, as did comparatively underweight exposure to riskier credits rated CCC.2 (Contributions take weightings and total returns into account.) Conversely, underweight exposure to health care and security selection in capital goods detracted from the Fund’s relative performance.

During the reporting period, were there any liquidity events that materially impacted the Fund’s performance?

As the COVID-19 pandemic spread fear, undermined the global economy and shook investor sentiment in the first quarter of 2020, the U.S. high-yield market experienced high levels of volatility last seen during the financial crisis of 2007-2008. Mirroring equity markets, the high-yield bond market declined sharply in the first three weeks of March, before partly rebounding in the final week of the month. The market then continued to rise until the advance faltered in September.

The U.S. Federal Reserve (“Fed”) played a significant role in the recovery of credit markets through unprecedented actions. During the first three weeks of March, liquidity worsened as the intense sell-off in equities and stress in the investment-grade market pressured high-yield bonds. The reversal started on March 23, triggered by the Fed’s announcement that it would begin buying investment-grade corporate bonds and exchange-traded funds (“ETFs”). The easing of stress in the investment-grade market carried over to the high-yield market. On April 9, the Fed announced more expansive measures, including extending loans to companies and a further expansion of its direct purchase program to include recent “fallen angels” (credits downgraded from investment grade to high yield), syndicated loans and high yield ETFs.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. However, the Fund did have a lower duration than the ICE BofAML U.S. High Yield Constrained Index throughout the reporting period. As of October 31, 2020, the Fund’s modified duration to worst4 was 3.13 years compared with 3.80 years for the benchmark.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

As mentioned above, security selection in the energy sector, the weakest performing sector during the reporting period, was accretive to the Fund’s benchmark-relative returns. Security selection in telecom and leisure were also positive contributors, as was the Fund’s underweight exposure to CCC-rated credits. Relatively underweight exposure to health care and security selection in capital goods detracted from relative performance.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s purchases focused on crossover investment-grade and fallen-angel credits that traded at attractive spreads.5 For example, the Fund purchased bonds issued by food product firm Kraft Heinz as the issuer was downgraded from investment grade. The Fund also purchased bonds issued by oil & gas exploration & production company Occidental Petroleum at lower dollar prices later in the reporting period. In terms of sales, the Fund trimmed positions in pandemic-affected sectors such as bonds from American Axle & Manufacturing in the automotive sector and Triumph Group in the aerospace/defense sector.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

How did the Fund’s sector weightings change during the reporting period?

There were no material changes to the Fund’s sector weightings during the reporting period. Minor changes included a decrease in telecommunications exposure due to a large issuer’s bond being called and a decrease in retail exposure.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held underweight exposure relative to the ICE BofAML U.S. High Yield Constrained Index in

CCC-rated bonds. As of the same date, the Fund held relatively overweight exposure to higher-quality issuers. Across industries, the Fund held overweight exposure to energy, basic industry and leisure, and underweight exposure to health care and services.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Corporate Bond Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Long-Term Bonds 90.0%† Convertible Bonds 0.9%
Investment Companies 0.2%
Ares Capital Corp.
3.75%, due 2/1/22	$6,000,000	$6,048,000
4.625%, due 3/1/24	18,360,000	19,118,268

		25,166,268

Media 0.5%
DISH Network Corp.
2.375%, due 3/15/24	37,339,000	33,679,588
3.375%, due 8/15/26	23,500,000	20,830,627

		54,510,215

Oil & Gas Services 0.2%
Forum Energy Technologies, Inc. 9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (a)	44,467,780	27,570,024

Total Convertible Bonds (Cost $119,622,185)		107,246,507

Corporate Bonds 86.6%
Advertising 1.4%
Lamar Media Corp.
3.75%, due 2/15/28	21,000,000	20,915,160
4.00%, due 2/15/30	18,500,000	18,661,875
4.875%, due 1/15/29	6,000,000	6,240,000
5.75%, due 2/1/26	46,042,000	47,639,657
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.625%, due 3/15/30 (b)	5,305,000	4,873,969
5.00%, due 8/15/27 (b)	26,000,000	24,635,260
5.625%, due 2/15/24	23,126,000	23,299,445
6.25%, due 6/15/25 (b)	15,570,000	15,891,131

		162,156,497

Aerospace & Defense 1.7%
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, due 8/15/26 (b)	25,280,000	21,930,400
Rolls-royce PLC 5.75%, due 10/15/27 (b)	6,500,000	6,581,250
Spirit AeroSystems, Inc. 5.50%, due 1/15/25 (b)	2,500,000	2,543,750
SSL Robotics LLC 9.75%, due 12/31/23 (b)	5,000,000	5,560,625
TransDigm UK Holdings PLC 6.875%, due 5/15/26	18,100,000	18,009,500
TransDigm, Inc.
6.25%, due 3/15/26 (b)	80,375,000	83,790,134
6.50%, due 7/15/24	32,441,000	32,400,449
6.50%, due 5/15/25	5,000,000	5,000,000
7.50%, due 3/15/27	11,350,000	11,722,847
8.00%, due 12/15/25 (b)	11,000,000	11,910,800

	Principal Amount	Value
Aerospace & Defense (continued)
Triumph Group, Inc. 8.875%, due 6/1/24 (b)	$8,960,000	$9,511,488

		208,961,243

Airlines 0.8%
Delta Air Lines, Inc.
7.00%, due 5/1/25 (b)	6,000,000	6,547,909
7.375%, due 1/15/26	8,500,000	8,797,500
Delta Air Lines, Inc. / SkyMiles I.P. Ltd. (b)
4.50%, due 10/20/25	17,200,000	17,457,073
4.75%, due 10/20/28	23,500,000	24,021,979
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.50%, due 6/20/27 (b)	22,235,000	23,152,194
Spirit Loyalty Cayman, Ltd. / Spirit I.P. Cayman, Ltd. 8.00%, due 9/20/25 (b)	10,500,000	11,130,000

		91,106,655

Apparel 0.1%
Levi Strauss & Co. 5.00%, due 5/1/25	15,000,000	15,375,000

Auto Manufacturers 2.3%
Allison Transmission, Inc. 5.00%, due 10/1/24 (b)	7,550,000	7,617,573
BCD Acquisition, Inc. 9.625%, due 9/15/23 (b)	21,080,000	21,106,350
Ford Holdings LLC 9.30%, due 3/1/30	30,695,000	36,993,614
Ford Motor Co.
7.45%, due 7/16/31	16,935,000	20,173,819
9.00%, due 4/22/25	8,400,000	9,898,518
9.625%, due 4/22/30	7,000,000	9,397,500
Ford Motor Credit Co. LLC
3.336%, due 3/18/21	2,000,000	2,000,000
3.339%, due 3/28/22	6,000,000	5,985,000
4.125%, due 8/17/27	4,000,000	3,940,000
4.271%, due 1/9/27	7,500,000	7,490,625
4.389%, due 1/8/26	2,500,000	2,518,750
5.125%, due 6/16/25	13,000,000	13,549,770
5.584%, due 3/18/24	3,660,000	3,846,514
General Motors Co. 6.80%, due 10/1/27	5,500,000	6,751,919
General Motors Financial Co., Inc.
4.35%, due 4/9/25	7,410,000	8,097,655
5.10%, due 1/17/24	1,900,000	2,085,876
5.25%, due 3/1/26	14,220,000	16,231,517
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (b)	30,945,000	32,888,655
McLaren Finance PLC 5.75%, due 8/1/22 (b)	26,535,000	24,345,862

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
PM General Purchaser LLC 9.50%, due 10/1/28 (b)	$16,975,000	$17,738,875
Wabash National Corp. 5.50%, due 10/1/25 (b)	17,824,000	17,827,743

		270,486,135

Auto Parts & Equipment 1.9%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (b)	21,225,000	20,320,390
Adient U.S. LLC (b)
7.00%, due 5/15/26	17,905,000	19,099,801
9.00%, due 4/15/25	6,000,000	6,598,200
American Axle & Manufacturing, Inc. 6.25%, due 4/1/25 (c)	2,676,000	2,711,965
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (b)	4,000,000	4,140,000
Exide Global Holding Netherlands C.V. 10.75%, due 6/30/24 (d)(e)(f)	13,730,000	10,984,000
Exide Technologies 11.00%, due 10/31/24 (b)(d)(e)(f)(g)(h)	69,082,727	69,083
IHO Verwaltungs GmbH (a)(b)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	33,725,000	34,062,250
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	28,859,000	30,085,507
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	30,170,000	31,904,775
Lithia Motors, Inc. 4.375%, due 1/15/31 (b)	11,000,000	11,357,500
Meritor, Inc.
6.25%, due 2/15/24	5,000,000	5,093,750
6.25%, due 6/1/25 (b)	8,000,000	8,360,000
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (b)	24,020,000	24,047,258
Tenneco, Inc.
5.00%, due 7/15/26	11,053,000	8,455,545
5.375%, due 12/15/24	8,800,000	7,273,640

		224,563,664

Banks 0.0%‡
Freedom Mortgage Corp. 8.125%, due 11/15/24 (b)	4,000,000	4,030,000

Building Materials 1.0%
BMC East LLC 5.50%, due 10/1/24 (b)	5,000,000	5,125,000
Griffon Corp. 5.75%, due 3/1/28	3,000,000	3,127,500

	Principal Amount	Value
Building Materials (continued)
James Hardie International Finance DAC (b)
4.75%, due 1/15/25	$13,000,000	$13,325,000
5.00%, due 1/15/28	31,840,000	33,750,400
Patrick Industries, Inc. 7.50%, due 10/15/27 (b)	18,400,000	19,935,112
Standard Industries, Inc. 5.00%, due 2/15/27 (b)	2,015,000	2,077,969
Summit Materials LLC / Summit Materials Finance Corp. (b)
5.125%, due 6/1/25	7,815,000	7,912,687
5.25%, due 1/15/29	15,500,000	15,965,000
6.50%, due 3/15/27	21,730,000	22,762,175

		123,980,843

Chemicals 1.6%
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B.V. 4.75%, due 6/15/27 (b)	5,000,000	5,237,500
Blue Cube Spinco LLC
9.75%, due 10/15/23	4,448,000	4,576,013
10.00%, due 10/15/25	24,400,000	25,763,716
Innophos Holdings, Inc. 9.375%, due 2/15/28 (b)	25,251,000	27,018,570
Neon Holdings, Inc. 10.125%, due 4/1/26 (b)	23,162,000	24,493,815
NOVA Chemicals Corp. (b)
4.875%, due 6/1/24	9,810,000	9,704,052
5.25%, due 6/1/27	12,500,000	12,206,250
Olin Corp.
5.50%, due 8/15/22	8,000,000	8,220,000
5.625%, due 8/1/29	10,290,000	10,637,185
9.50%, due 6/1/25 (b)	7,000,000	8,278,340
TPC Group, Inc. 10.50%, due 8/1/24 (b)	55,497,000	46,339,995
Valvoline, Inc. 4.375%, due 8/15/25	8,000,000	8,230,000
W.R. Grace & Co. 4.875%, due 6/15/27 (b)	2,500,000	2,604,400

		193,309,836

Coal 0.1%
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (b)	10,000,000	8,925,000

Commercial Services 3.4%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (b)
6.625%, due 7/15/26	8,350,000	8,746,917
9.75%, due 7/15/27	14,705,000	15,683,177

12	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Amn Healthcare, Inc. 4.00%, due 4/15/29 (b)	$9,500,000	$9,464,375
AMN Healthcare, Inc. 4.625%, due 10/1/27 (b)	9,802,000	10,022,545
Ashtead Capital, Inc. (b)
4.00%, due 5/1/28	16,665,000	17,373,262
4.25%, due 11/1/29	13,400,000	14,301,150
4.375%, due 8/15/27	12,944,000	13,558,840
5.25%, due 8/1/26	17,120,000	18,125,800
Booz Allen Hamilton, Inc. 3.875%, due 9/1/28 (b)	6,100,000	6,191,500
Cimpress PLC 7.00%, due 6/15/26 (b)	30,585,000	30,432,075
Gartner, Inc. (b)
3.75%, due 10/1/30	18,000,000	18,406,800
4.50%, due 7/1/28	4,000,000	4,175,840
Graham Holdings Co. 5.75%, due 6/1/26 (b)	39,695,000	41,618,223
Harsco Corp. 5.75%, due 7/31/27 (b)	14,190,000	14,509,275
IHS Markit, Ltd. (b)
4.75%, due 2/15/25	3,000,000	3,382,500
5.00%, due 11/1/22	28,545,000	30,550,997
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 5.00%, due 6/15/28 (b)	5,585,000	5,821,301
Korn Ferry 4.625%, due 12/15/27 (b)	10,685,000	10,871,988
Mph Acquisition Holdings LLC 5.75%, due 11/1/28 (b)	10,000,000	9,825,000
Nielsen Co. Luxembourg S.A.R.L. (b)
5.00%, due 2/1/25	14,887,000	15,291,926
5.50%, due 10/1/21	1,164,000	1,165,455
Nielsen Finance LLC / Nielsen Finance Co. (b)
5.00%, due 4/15/22	12,997,000	13,003,498
5.625%, due 10/1/28	10,000,000	10,312,500
5.875%, due 10/1/30	2,200,000	2,310,000
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (b)	21,925,000	22,555,344
Service Corp. International 3.375%, due 8/15/30	17,700,000	17,943,375
United Rentals North America, Inc.
3.875%, due 11/15/27	14,735,000	15,269,144
3.875%, due 2/15/31	17,500,000	17,675,000
4.875%, due 1/15/28	8,300,000	8,715,000
5.25%, due 1/15/30	3,500,000	3,793,125

		411,095,932

	Principal Amount	Value
Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co.
4.70%, due 5/24/22	$27,458,000	$28,281,740
5.50%, due 6/1/28 (b)	16,275,000	17,104,700

		45,386,440

Distribution & Wholesale 0.5%
Avient Corp.
5.25%, due 3/15/23	26,406,000	28,238,180
5.75%, due 5/15/25 (b)	8,150,000	8,577,875
G III Apparel Group, Ltd. 7.875%, due 8/15/25 (b)	24,000,000	24,300,000

		61,116,055

Diversified Financial Services 1.5%
Credit Acceptance Corp.
5.125%, due 12/31/24 (b)	15,215,000	15,100,888
6.625%, due 3/15/26	31,675,000	32,862,812
Genworth Mortgage Holdings, Inc. 6.50%, due 8/15/25 (b)	18,800,000	19,599,000
Jefferies Finance LLC / JFIN Co-Issuer Corp. 6.25%, due 6/3/26 (b)	11,500,000	11,673,650
LPL Holdings, Inc. (b)
4.625%, due 11/15/27	10,000,000	10,250,000
5.75%, due 9/15/25	42,820,000	44,333,687
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (b)	17,860,000	17,717,120
PRA Group, Inc. 7.375%, due 9/1/25 (b)	15,000,000	15,735,000
StoneX Group, Inc. 8.625%, due 6/15/25 (b)	6,311,000	6,658,105

		173,930,262

Electric 1.2%
Clearway Energy Operating LLC 4.75%, due 3/15/28 (b)	10,350,000	10,880,438
DPL, Inc. 4.125%, due 7/1/25 (b)	22,825,000	23,852,125
Keystone Power Pass-Through Holders LLC / Conemaugh Power Pass-Through Holders 13.00% (13.00% PIK), due 6/1/24 (a)(b)(f)	10,427,183	8,341,746
NextEra Energy Operating Partners, L.P. (b)
3.875%, due 10/15/26	16,330,000	16,907,184
4.25%, due 9/15/24	2,000,000	2,095,000
NRG Energy, Inc.
5.75%, due 1/15/28	6,000,000	6,470,700
6.625%, due 1/15/27	7,000,000	7,367,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Pattern Energy Operations L.P. / Pattern Energy Operations, Inc. 4.50%, due 8/15/28 (b)	$20,055,000	$20,909,945
PG&E Corp.
5.00%, due 7/1/28	22,300,000	22,356,307
5.25%, due 7/1/30	12,000,000	12,000,000
Vistra Operations Co. LLC 5.00%, due 7/31/27 (b)	16,000,000	16,720,000

		147,900,945

Electrical Components & Equipment 0.5%
Energizer Holdings, Inc. 7.75%, due 1/15/27 (b)	16,055,000	17,339,400
WESCO Distribution, Inc.
5.375%, due 12/15/21	11,549,000	11,534,564
7.125%, due 6/15/25 (b)	16,665,000	17,956,537
7.25%, due 6/15/28 (b)	14,250,000	15,603,750

		62,434,251

Electronics 0.2%
Itron, Inc. 5.00%, due 1/15/26 (b)	18,066,000	18,427,320

Energy—Alternate Sources 0.1%
Terraform Power Operating LLC 4.75%, due 1/15/30 (b)	6,000,000	6,437,940

Engineering & Construction 0.4%
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22	12,874,000	13,160,189
PowerTeam Services LLC 9.033%, due 12/4/25 (b)	12,925,000	13,684,344
Weekley Homes LLC / Weekley Finance Corp. 4.875%, due 9/15/28 (b)	20,500,000	20,762,810

		47,607,343

Entertainment 2.2%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.50%, due 2/15/28 (b)	23,020,000	22,329,400
Boyne USA, Inc. 7.25%, due 5/1/25 (b)	15,500,000	16,197,500
CCM Merger, Inc. 6.375%, due 5/1/26 (b)	2,000,000	2,050,000
Churchill Downs, Inc. (b)
4.75%, due 1/15/28	15,830,000	16,067,450
5.50%, due 4/1/27	36,227,000	37,517,587
International Game Technology PLC 6.25%, due 1/15/27 (b)	22,700,000	24,118,750

	Principal Amount	Value
Entertainment (continued)
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (b)	$10,359,000	$10,151,820
Live Nation Entertainment, Inc. (b)
4.75%, due 10/15/27	10,000,000	9,190,600
4.875%, due 11/1/24	3,000,000	2,888,640
6.50%, due 5/15/27	38,280,000	40,959,600
Merlin Entertainments PLC 5.75%, due 6/15/26 (b)	34,400,000	31,648,000
Motion Bondco DAC 6.625%, due 11/15/27 (b)	12,225,000	10,494,551
Powdr Corp. 6.00%, due 8/1/25 (b)	7,500,000	7,562,250
Twin River Worldwide Holdings, Inc. 6.75%, due 6/1/27 (b)	23,765,000	24,063,964
Vail Resorts, Inc. 6.25%, due 5/15/25 (b)	9,000,000	9,450,000

		264,690,112

Food 2.0%
B&G Foods, Inc. 5.25%, due 4/1/25	24,375,000	25,106,250
Ingles Markets, Inc. 5.75%, due 6/15/23	1,736,000	1,749,020
Kraft Heinz Foods Co.
3.875%, due 5/15/27 (b)	17,155,000	18,147,551
3.95%, due 7/15/25	42,000	45,418
4.25%, due 3/1/31 (b)	13,000,000	14,106,965
6.50%, due 2/9/40	24,794,000	31,488,268
6.875%, due 1/26/39	34,650,000	46,354,311
7.125%, due 8/1/39 (b)	11,000,000	14,832,823
Lamb Weston Holdings, Inc. 4.875%, due 5/15/28 (b)	12,310,000	13,337,823
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (b)	18,024,000	20,457,240
Land O’Lakes, Inc. 6.00%, due 11/15/22 (b)	23,000,000	24,444,285
Nathan’s Famous, Inc. 6.625%, due 11/1/25 (b)	4,000,000	4,080,000
Post Holdings, Inc. 4.625%, due 4/15/30 (b)	4,000,000	4,110,000
TreeHouse Foods, Inc.
4.00%, due 9/1/28	10,600,000	10,613,250
6.00%, due 2/15/24 (b)	14,115,000	14,379,656

		243,252,860

Food Services 0.2%
Aramark Services, Inc. 6.375%, due 5/1/25 (b)	24,315,000	25,503,517

14	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Forest Products & Paper 1.1%
Mercer International, Inc.
5.50%, due 1/15/26	$2,585,000	$2,449,287
6.50%, due 2/1/24	22,682,000	22,795,410
7.375%, due 1/15/25	26,085,000	26,525,315
Schweitzer-Mauduit International, Inc. 6.875%, due 10/1/26 (b)	14,605,000	15,408,275
Smurfit Kappa Treasury Funding DAC 7.50%, due 11/20/25	52,580,000	63,621,800

		130,800,087

Gas 0.7%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.625%, due 5/20/24	25,131,000	26,701,687
5.75%, due 5/20/27	13,560,000	14,858,641
5.875%, due 8/20/26	25,075,000	27,466,403
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (b)	19,230,000	17,835,825

		86,862,556

Hand & Machine Tools 0.4%
Colfax Corp. (b)
6.00%, due 2/15/24	11,000,000	11,442,310
6.375%, due 2/15/26	18,640,000	19,618,600
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (b)	13,030,000	12,183,050

		43,243,960

Health Care—Products 0.8%
Hologic, Inc. (b)
3.25%, due 2/15/29	29,000,000	29,145,000
4.625%, due 2/1/28	5,630,000	5,883,350
Teleflex, Inc.
4.25%, due 6/1/28 (b)	32,685,000	34,155,825
4.625%, due 11/15/27	5,000,000	5,272,625
4.875%, due 6/1/26	6,250,000	6,500,000
Varex Imaging Corp. 7.875%, due 10/15/27 (b)	19,900,000	20,248,250

		101,205,050

Health Care—Services 4.7%
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (b)	9,100,000	9,375,730
5.50%, due 7/1/28 (b)	8,950,000	9,308,000
5.625%, due 2/15/23	12,490,000	12,536,837
6.50%, due 3/1/24	11,195,000	11,446,887
AHP Health Partners, Inc. 9.75%, due 7/15/26 (b)	21,000,000	22,260,000
Catalent Pharma Solutions, Inc. (b)
4.875%, due 1/15/26	10,264,000	10,469,280
5.00%, due 7/15/27	9,385,000	9,783,863

	Principal Amount	Value
Health Care—Services (continued)
Centene Corp.
3.00%, due 10/15/30	$13,000,000	$13,499,889
4.25%, due 12/15/27	6,200,000	6,526,740
4.625%, due 12/15/29	20,070,000	21,850,911
4.75%, due 1/15/25	16,000,000	16,440,000
5.375%, due 6/1/26 (b)	3,045,000	3,203,979
5.375%, due 8/15/26 (b)	4,255,000	4,499,663
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (b)	5,235,000	5,470,575
DaVita, Inc. 3.75%, due 2/15/31 (b)	12,500,000	12,015,625
Encompass Health Corp.
4.50%, due 2/1/28	23,185,000	23,744,222
4.625%, due 4/1/31	5,000,000	5,150,000
4.75%, due 2/1/30	24,790,000	25,821,760
5.75%, due 11/1/24	15,958,000	15,958,000
HCA, Inc.
3.50%, due 9/1/30	20,920,000	21,392,575
5.25%, due 4/15/25	15,000,000	17,373,703
5.25%, due 6/15/26	5,000,000	5,823,683
5.375%, due 2/1/25	26,525,000	29,371,928
5.375%, due 9/1/26	4,170,000	4,686,038
5.625%, due 9/1/28	11,000,000	12,803,450
5.875%, due 5/1/23	7,240,000	7,873,500
5.875%, due 2/15/26	25,000,000	28,250,000
5.875%, due 2/1/29	4,565,000	5,370,677
7.50%, due 12/15/23	1,500,000	1,706,250
7.50%, due 11/6/33	19,975,000	26,982,230
7.58%, due 9/15/25	8,520,000	10,096,200
7.69%, due 6/15/25	31,650,000	37,742,625
8.36%, due 4/15/24	4,524,000	5,259,150
IQVIA, Inc. (b)
5.00%, due 10/15/26	30,113,000	31,208,963
5.00%, due 5/15/27	5,000,000	5,237,500
Legacy LifePoint Health LLC 6.75%, due 4/15/25 (b)	9,190,000	9,718,425
Molina Healthcare, Inc.
4.375%, due 6/15/28 (b)	8,000,000	8,200,000
5.375%, due 11/15/22	8,180,000	8,500,206
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.75%, due 12/1/26 (b)	35,490,000	38,240,475
Select Medical Corp. 6.25%, due 8/15/26 (b)	9,950,000	10,497,250

		565,696,789

Holding Companies—Diversified 0.3%
Stena International S.A. (b)
5.75%, due 3/1/24	5,000,000	4,825,000
6.125%, due 2/1/25	34,560,000	32,486,400

		37,311,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders 2.2%
Adams Homes, Inc. 7.50%, due 2/15/25 (b)	$15,630,000	$15,708,150
Ashton Woods USA LLC / Ashton Woods Finance Co. (b)
6.625%, due 1/15/28	6,000,000	6,030,000
6.75%, due 8/1/25	5,496,000	5,660,880
9.875%, due 4/1/27	10,540,000	11,699,400
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. (b)
4.875%, due 2/15/30	5,000,000	4,750,000
6.25%, due 9/15/27	17,360,000	17,788,792
6.375%, due 5/15/25	7,665,000	7,703,325
Century Communities, Inc.
5.875%, due 7/15/25	4,630,000	4,768,900
6.75%, due 6/1/27	23,305,000	24,819,825
Installed Building Products, Inc. 5.75%, due 2/1/28 (b)	17,080,000	17,998,050
M/I Homes, Inc.
4.95%, due 2/1/28	7,500,000	7,762,500
5.625%, due 8/1/25	6,000,000	6,166,260
Meritage Homes Corp. 5.125%, due 6/6/27	6,015,000	6,646,575
New Home Co., Inc. 7.25%, due 4/1/22	20,030,000	20,318,432
Picasso Finance Sub, Inc. 6.125%, due 6/15/25 (b)	15,000,000	15,819,000
Pultegroup, Inc. 6.375%, due 5/15/33	8,125,000	10,359,375
Shea Homes, L.P. / Shea Homes Funding Corp. (b)
4.75%, due 2/15/28	22,525,000	22,750,250
4.75%, due 4/1/29	7,000,000	7,105,000
STL Holding Co., LLC 7.50%, due 2/15/26 (b)	12,000,000	11,940,000
Taylor Morrison Communities, Inc. 5.75%, due 1/15/28 (b)	5,000,000	5,550,000
Williams Scotsman International, Inc. 4.625%, due 8/15/28 (b)	12,000,000	12,075,000
Winnebago Industries, Inc. 6.25%, due 7/15/28 (b)	15,795,000	16,703,213

		260,122,927

Household Products & Wares 0.8%
Central Garden & Pet Co. 4.125%, due 10/15/30	9,350,000	9,466,875
Prestige Brands, Inc. (b)
5.125%, due 1/15/28	24,750,000	25,709,062
6.375%, due 3/1/24	44,988,000	46,000,230
Spectrum Brands, Inc.
5.75%, due 7/15/25	11,687,000	12,023,001
6.125%, due 12/15/24	6,945,000	7,101,263

		100,300,431

	Principal Amount	Value
Housewares 0.0%‡
Newell Brands, Inc. 4.875%, due 6/1/25	$5,035,000	$5,451,898

Insurance 1.0%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	26,515,000	29,611,655
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	5,435,000	6,767,618
Fidelity & Guaranty Life Holdings, Inc. 5.50%, due 5/1/25 (b)	15,725,000	18,010,314
MGIC Investment Corp. 5.25%, due 8/15/28	14,145,000	14,533,988
NMI Holdings, Inc. 7.375%, due 6/1/25 (b)	16,000,000	17,440,000
Radian Group, Inc. 4.875%, due 3/15/27	5,000,000	5,112,500
USI, Inc. 6.875%, due 5/1/25 (b)	25,170,000	25,579,013

		117,055,088

Internet 2.3%
Cars.com, Inc. 6.375%, due 11/1/28 (b)	7,200,000	7,164,000
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (b)	7,970,000	8,109,475
Expedia Group, Inc. (b)
6.25%, due 5/1/25	8,600,000	9,457,142
7.00%, due 5/1/25	16,415,000	17,577,803
GrubHub Holdings, Inc. 5.50%, due 7/1/27 (b)	7,000,000	7,280,000
Netflix, Inc.
3.625%, due 6/15/25 (b)	10,000,000	10,387,500
4.875%, due 4/15/28	2,000,000	2,249,400
4.875%, due 6/15/30 (b)	10,000,000	11,412,500
5.375%, due 11/15/29 (b)	9,205,000	10,781,356
5.50%, due 2/15/22	22,265,000	23,392,166
5.75%, due 3/1/24	24,961,000	27,613,106
5.875%, due 2/15/25	7,411,000	8,383,694
5.875%, due 11/15/28	32,450,000	38,771,098
Uber Technologies, Inc. (b)
6.25%, due 1/15/28	4,125,000	4,181,719
7.50%, due 5/15/25	11,175,000	11,747,719
7.50%, due 9/15/27	21,160,000	22,117,490
VeriSign, Inc.
4.625%, due 5/1/23	6,615,000	6,683,597
4.75%, due 7/15/27	19,419,000	20,584,140
5.25%, due 4/1/25	26,661,000	29,871,651

		277,765,556

16	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Investment Companies 1.4%
Ares Capital Corp.
3.875%, due 1/15/26	$4,000,000	$4,099,749
4.20%, due 6/10/24	5,000,000	5,222,628
Compass Group Diversified Holdings LLC 8.00%, due 5/1/26 (b)	27,650,000	29,072,040
FS Energy & Power Fund 7.50%, due 8/15/23 (b)	72,217,000	64,453,672
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
4.75%, due 9/15/24	13,065,000	13,293,638
5.25%, due 5/15/27	24,290,000	25,135,452
6.25%, due 5/15/26	29,425,000	30,528,437

		171,805,616

Iron & Steel 0.9%
Allegheny Ludlum LLC 6.95%, due 12/15/25	22,688,000	22,688,000
Allegheny Technologies, Inc. 7.875%, due 8/15/23	4,610,000	4,653,565
Big River Steel LLC / BRS Finance Corp. 6.625%, due 1/31/29 (b)	35,000,000	36,050,000
Mineral Resources, Ltd. 8.125%, due 5/1/27 (b)	38,363,000	41,815,670

		105,207,235

Leisure Time 1.8%
Carlson Travel, Inc. (b)
6.75%, due 12/15/25	77,516,000	54,261,200
8.50%, due 3/31/25	14,821,219	14,821,219
11.50% (9.50% Cash and 2.00% PIK), due 12/15/26 (a)	47,475,000	25,636,500
Carnival Corp. (b)
9.875%, due 8/1/27	28,143,000	29,251,131
10.50%, due 2/1/26	27,445,000	29,709,212
11.50%, due 4/1/23	5,600,000	6,150,704
Silversea Cruise Finance, Ltd. 7.25%, due 2/1/25 (b)	38,952,000	39,207,136
Vista Outdoor, Inc. 5.875%, due 10/1/23	16,327,000	16,469,861

		215,506,963

Lodging 2.1%
Boyd Gaming Corp.
4.75%, due 12/1/27	17,920,000	17,427,379
6.00%, due 8/15/26	32,365,000	33,164,092
6.375%, due 4/1/26	12,450,000	12,917,871
8.625%, due 6/1/25 (b)	8,000,000	8,757,600
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	23,325,000	23,995,594
5.125%, due 5/1/26	40,515,000	41,021,437
5.375%, due 5/1/25 (b)	5,000,000	5,166,900
5.75%, due 5/1/28 (b)	12,500,000	13,102,562

	Principal Amount	Value
Lodging (continued)
Hyatt Hotels Corp.
5.375%, due 4/23/25	$11,500,000	$12,472,084
5.75%, due 4/23/30	10,595,000	11,971,161
Marriott International, Inc.
3.50%, due 10/15/32	9,200,000	9,079,870
3.75%, due 3/15/25	5,000,000	5,156,056
3.75%, due 10/1/25	5,000,000	5,139,407
4.625%, due 6/15/30	3,000,000	3,201,203
5.75%, due 5/1/25	28,075,000	31,215,587
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, due 9/15/26	11,006,000	11,336,180
MGM Resorts International
5.50%, due 4/15/27	2,000,000	2,019,220
5.75%, due 6/15/25	4,996,000	5,191,219

		252,335,422

Machinery—Construction & Mining 0.1%
BWX Technologies, Inc. (b)
4.125%, due 6/30/28	7,200,000	7,272,000
5.375%, due 7/15/26	3,000,000	3,109,890

		10,381,890

Machinery—Diversified 0.5%
Briggs & Stratton Corp. 6.875%, due 12/15/20 (g)(h)	9,200,000	839,500
Stevens Holding Co., Inc. 6.125%, due 10/1/26 (b)	14,965,000	15,993,844
Tennant Co. 5.625%, due 5/1/25	21,840,000	22,648,080
Vertical Holdco GmbH Co. 7.625%, due 7/15/28 (b)	6,070,000	6,297,625
Vertical U.S. Newco, Inc. 5.25%, due 7/15/27 (b)	11,025,000	11,346,930

		57,125,979

Media 5.6%
Altice Financing S.A. 7.50%, due 5/15/26 (b)	5,000,000	5,218,750
Block Communications, Inc. 4.875%, due 3/1/28 (b)	14,000,000	14,350,000
Cable One, Inc. 4.00%, due 11/15/30 (b)	5,000,000	5,075,000
CCO Holdings LLC / CCO Holdings Capital Corp. (b)
4.25%, due 2/1/31	23,250,000	23,826,367
4.50%, due 8/15/30	47,430,000	49,291,865
4.50%, due 5/1/32	34,500,000	35,664,375
4.75%, due 3/1/30	28,935,000	30,435,280
5.00%, due 2/1/28	21,000,000	22,060,500
5.125%, due 5/1/27	41,225,000	43,286,250
5.375%, due 5/1/25	3,025,000	3,106,675

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. (b) (continued)
5.375%, due 6/1/29	$9,495,000	$10,278,338
5.50%, due 5/1/26	825,000	858,000
5.75%, due 2/15/26	31,845,000	33,012,438
5.875%, due 5/1/27	5,920,000	6,176,810
CSC Holdings LLC (b)
5.75%, due 1/15/30	31,435,000	33,605,430
6.50%, due 2/1/29	11,075,000	12,287,934
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (b)	20,385,000	8,136,673
DISH DBS Corp.
5.875%, due 7/15/22	24,537,000	25,273,110
6.75%, due 6/1/21	10,205,000	10,409,100
7.75%, due 7/1/26	36,775,000	38,980,948
LCPR Senior Secured Financing DAC 6.75%, due 10/15/27 (b)	54,680,000	58,097,500
Meredith Corp.
6.50%, due 7/1/25 (b)	5,000,000	5,137,500
6.875%, due 2/1/26	69,860,000	57,896,475
Quebecor Media, Inc. 5.75%, due 1/15/23	30,005,000	32,210,367
Sirius XM Radio, Inc. (b)
4.625%, due 7/15/24	5,000,000	5,156,000
5.00%, due 8/1/27	13,000,000	13,617,500
5.375%, due 7/15/26	6,000,000	6,248,760
5.50%, due 7/1/29	11,590,000	12,615,135
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (d)(e)(f)(i)	20,000,000	20,962,000
TEGNA, Inc. 4.625%, due 3/15/28 (b)	2,000,000	1,972,160
Videotron, Ltd.
5.00%, due 7/15/22	15,949,000	16,708,172
5.375%, due 6/15/24 (b)	17,850,000	19,411,875
Virgin Media Finance PLC 5.00%, due 7/15/30 (b)	11,500,000	11,442,500

		672,809,787

Metal Fabricate & Hardware 0.8%
Advanced Drainage Systems, Inc. 5.00%, due 9/30/27 (b)	11,115,000	11,630,514
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (b)	67,820,000	68,498,200
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	17,990,000	17,273,998

		97,402,712

Mining 2.2%
Alcoa Nederland Holding B.V. (b)
6.75%, due 9/30/24	7,910,000	8,157,188
7.00%, due 9/30/26	20,510,000	21,561,548

	Principal Amount	Value
Mining (continued)
Arconic Corp. 6.00%, due 5/15/25 (b)	$14,435,000	$15,283,056
Century Aluminum Co. 12.00% (10.00% Cash and 2.00% PIK), due 7/1/25 (a)(b)	17,585,000	18,420,287
Compass Minerals International, Inc. (b)
4.875%, due 7/15/24	7,000,000	7,105,000
6.75%, due 12/1/27	25,500,000	27,660,360
First Quantum Minerals, Ltd. (b)
6.875%, due 10/15/27	10,000,000	9,974,900
7.25%, due 4/1/23	25,027,000	25,152,135
7.50%, due 4/1/25	4,000,000	4,020,000
Hecla Mining Co. 7.25%, due 2/15/28	4,350,000	4,665,375
IAMGOLD Corp. 5.75%, due 10/15/28 (b)	27,000,000	27,021,600
Joseph T. Ryerson & Son, Inc 8.50%, due 8/1/28 (b)	11,700,000	12,537,135
Novelis Corp. (b)
4.75%, due 1/30/30	16,745,000	16,981,356
5.875%, due 9/30/26	64,580,000	66,638,810

		265,178,750

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. (b)
4.625%, due 5/15/30	2,100,000	2,157,750
5.625%, due 7/1/27	23,395,000	24,564,750
EnPro Industries, Inc. 5.75%, due 10/15/26	21,784,000	22,927,660
FXI Holdings, Inc. (b)
7.875%, due 11/1/24	2,445,000	2,286,075
12.25%, due 11/15/26	22,892,000	23,922,140
Hillenbrand, Inc. 5.75%, due 6/15/25	7,850,000	8,379,875
Koppers, Inc. 6.00%, due 2/15/25 (b)	27,535,000	28,154,538

		112,392,788

Oil & Gas 7.4%
Apache Corp.
4.625%, due 11/15/25	6,000,000	5,700,000
4.875%, due 11/15/27	13,500,000	12,669,750
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (b)
7.00%, due 11/1/26	11,790,000	10,434,150
9.00%, due 11/1/27	4,324,000	4,194,280
Callon Petroleum Co. 6.125%, due 10/1/24	21,000,000	7,560,000
Comstock Resources, Inc.
9.75%, due 8/15/26	63,555,000	66,955,192
9.76%, due 8/15/26	11,535,000	12,155,006

18	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Continental Resources, Inc.
4.50%, due 4/15/23	$24,225,000	$23,030,465
5.00%, due 9/15/22	3,000,000	2,955,000
CVR Energy, Inc. (b)
5.25%, due 2/15/25	3,585,000	2,608,088
5.75%, due 2/15/28	2,000,000	1,365,000
Endeavor Energy Resources, L.P. / EER Finance, Inc. 6.625%, due 7/15/25 (b)	7,025,000	7,288,437
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (b)	16,000,000	11,800,000
EQT Corp. 7.875%, due 2/1/25	21,899,000	24,362,637
Gulfport Energy Corp.
6.00%, due 10/15/24	50,754,000	27,660,930
6.375%, due 5/15/25	24,354,000	13,516,470
6.375%, due 1/15/26	11,915,000	6,523,463
6.625%, due 5/1/23	17,072,000	9,359,724
Hess Corp. 6.00%, due 1/15/40	5,000,000	5,545,669
Indigo Natural Resources LLC 6.875%, due 2/15/26 (b)	18,620,000	18,294,150
Jagged Peak Energy LLC 5.875%, due 5/1/26	4,150,000	4,274,500
Marathon Oil Corp.
4.40%, due 7/15/27	21,000,000	21,110,229
6.60%, due 10/1/37	3,100,000	3,198,126
6.80%, due 3/15/32	8,000,000	8,603,471
Matador Resources Co. 5.875%, due 9/15/26	14,600,000	11,753,000
Montage Resources Corp. 8.875%, due 7/15/23	18,500,000	18,777,500
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (b)	12,465,000	6,201,338
Murphy Oil Corp. 6.875%, due 8/15/24	10,590,000	9,478,050
Noble Energy, Inc.
3.85%, due 1/15/28	5,560,000	6,353,443
3.90%, due 11/15/24	6,550,000	7,237,172
4.95%, due 8/15/47	10,000,000	13,089,466
5.05%, due 11/15/44	33,000,000	42,967,236
5.25%, due 11/15/43	6,500,000	8,656,644
6.00%, due 3/1/41	3,500,000	4,916,518
Occidental Petroleum Corp.
2.70%, due 8/15/22	10,374,000	9,593,356
2.70%, due 2/15/23	16,691,000	14,938,445
2.90%, due 8/15/24	8,000,000	6,658,400
3.20%, due 8/15/26	12,000,000	9,270,000
3.40%, due 4/15/26	2,744,000	2,146,302

	Principal Amount	Value
Oil & Gas (continued)
Occidental Petroleum Corp. (continued)
3.50%, due 8/15/29	$5,000,000	$3,607,300
5.55%, due 3/15/26	30,505,000	26,539,350
5.875%, due 9/1/25	6,000,000	5,280,000
6.375%, due 9/1/28	6,635,000	5,805,625
6.45%, due 9/15/36	6,850,000	5,548,500
6.625%, due 9/1/30	13,270,000	11,628,501
6.95%, due 7/1/24	13,950,000	13,182,750
7.15%, due 5/15/28	4,000,000	3,754,680
Parkland Corp. (b)
5.875%, due 7/15/27	11,025,000	11,378,737
6.00%, due 4/1/26	6,855,000	7,077,788
Parsley Energy LLC / Parsley Finance Corp. (b)
5.25%, due 8/15/25	5,320,000	5,479,600
5.625%, due 10/15/27	4,000,000	4,255,000
PBF Holding Co. LLC / PBF Finance Corp.
6.00%, due 2/15/28 (b)	32,850,000	12,645,607
7.25%, due 6/15/25	22,900,000	9,503,500
9.25%, due 5/15/25 (b)	19,420,000	17,235,250
PDC Energy, Inc. 6.125%, due 9/15/24	22,880,000	22,250,800
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (a)(d)(e)(f)	23,069,065	2,307
QEP Resources, Inc.
5.25%, due 5/1/23	15,450,000	12,282,750
5.625%, due 3/1/26	19,790,000	12,566,650
Range Resources Corp.
5.875%, due 7/1/22	9,604,000	9,604,000
9.25%, due 2/1/26 (b)	36,000,000	38,160,000
Southwestern Energy Co.
6.45%, due 1/23/25	25,936,000	25,984,630
7.50%, due 4/1/26	26,545,000	27,017,501
7.75%, due 10/1/27	2,500,000	2,584,375
8.375%, due 9/15/28	8,000,000	8,360,000
Sunoco, L.P. / Sunoco Finance Corp. 6.00%, due 4/15/27	19,965,000	20,638,020
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	35,232,348	33,294,569
Transocean Guardian, Ltd. 5.875%, due 1/15/24 (b)	8,931,000	5,447,910
Transocean Pontus, Ltd. 6.125%, due 8/1/25 (b)	2,168,400	1,915,651
Transocean Poseidon, Ltd. 6.875%, due 2/1/27 (b)	11,750,000	8,812,500
Transocean Sentry, Ltd. 5.375%, due 5/15/23 (b)	12,500,000	8,031,250
Ultra Resources, Inc. 6.875%, due 4/15/22 (b)(f)(g)(h)	28,880,000	93,860

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Viper Energy Partners, L.P. 5.375%, due 11/1/27 (b)	$14,350,000	$14,647,045
WPX Energy, Inc. 5.875%, due 6/15/28	5,000,000	5,112,500

		882,930,113

Oil & Gas Services 0.1%
Nine Energy Service, Inc. 8.75%, due 11/1/23 (b)	19,795,000	5,839,525

Packaging 0.1%
Graphic Packaging International LLC 3.50%, due 3/1/29 (b)	7,000,000	7,000,000

Packaging & Containers 0.5%
ARD Finance S.A. 6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (a)(b)	21,985,000	22,342,256
Cascades, Inc. / Cascades U.S.A., Inc. (b)
5.125%, due 1/15/26	11,306,000	11,814,770
5.375%, due 1/15/28	21,100,000	21,996,750
Matthews International Corp. 5.25%, due 12/1/25 (b)	3,000,000	2,850,000
Silgan Holdings, Inc. 4.125%, due 2/1/28	3,515,000	3,651,382

		62,655,158

Pharmaceuticals 1.3%
Bausch Health Americas, Inc. (b)
8.50%, due 1/31/27	11,915,000	13,028,099
9.25%, due 4/1/26	14,000,000	15,435,000
Bausch Health Cos., Inc. (b)
5.00%, due 1/30/28	10,315,000	10,195,140
5.25%, due 1/30/30	8,735,000	8,626,249
6.125%, due 4/15/25	18,000,000	18,481,500
6.25%, due 2/15/29	11,000,000	11,336,160
7.00%, due 1/15/28	7,000,000	7,402,500
7.25%, due 5/30/29	5,000,000	5,378,475
Cheplapharm Arzneimittel Gmbh 5.50%, due 1/15/28 (b)	9,000,000	9,114,390
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (b)
6.00%, due 6/30/28	8,352,000	6,451,920
9.50%, due 7/31/27	6,255,000	6,709,801
Par Pharmaceutical, Inc. 7.50%, due 4/1/27 (b)	26,701,000	28,303,060
Vizient, Inc. 6.25%, due 5/15/27 (b)	12,000,000	12,690,000

		153,152,294

	Principal Amount	Value
Pipelines 4.6%
ANR Pipeline Co.
7.375%, due 2/15/24	$2,555,000	$3,013,030
9.625%, due 11/1/21	10,349,000	11,240,783
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp.
5.375%, due 9/15/24	10,720,000	10,025,344
5.75%, due 1/15/28 (b)	14,110,000	12,557,900
Cheniere Energy Partners, L.P.
5.25%, due 10/1/25	14,515,000	14,764,658
5.625%, due 10/1/26	15,530,000	15,943,098
CNX Midstream Partners, L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (b)	22,036,000	22,390,780
Enable Midstream Partners, L.P.
3.90%, due 5/15/24	3,000,000	2,947,970
4.15%, due 9/15/29	9,295,000	8,330,214
4.40%, due 3/15/27	20,475,000	19,440,887
4.95%, due 5/15/28	17,610,000	16,889,740
EQM Midstream Partners, L.P. (b)
6.00%, due 7/1/25	11,250,000	11,531,250
6.50%, due 7/1/27	8,900,000	9,334,275
Harvest Midstream I L.P. 7.50%, due 9/1/28 (b)	16,590,000	16,465,575
Hess Midstream Operations L.P. 5.625%, due 2/15/26 (b)	1,000,000	1,000,000
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 5.00%, due 2/1/28 (b)	9,870,000	9,351,825
MPLX, L.P.
4.875%, due 12/1/24	19,495,000	21,831,980
4.875%, due 6/1/25	5,000,000	5,646,356
NGPL PipeCo LLC (b)
4.875%, due 8/15/27	16,630,000	18,098,503
7.768%, due 12/15/37	10,630,000	13,160,567
NuStar Logistics, L.P.
5.75%, due 10/1/25	3,000,000	3,020,490
6.00%, due 6/1/26	15,000,000	14,812,500
6.375%, due 10/1/30	2,000,000	2,012,500
6.75%, due 2/1/21	15,215,000	15,348,131
ONEOK Partners, L.P.
6.125%, due 2/1/41	2,000,000	2,073,541
6.20%, due 9/15/43	3,255,000	3,471,028
6.65%, due 10/1/36	1,500,000	1,656,046
PBF Logistics, L.P. / PBF Logistics Finance Corp. 6.875%, due 5/15/23	6,050,000	4,749,250
Plains All American Pipeline, L.P. 6.125%, due 11/15/22 (j)(k)	44,328,000	27,372,540
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.65%, due 6/1/22	13,175,000	13,498,219

20	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Rockies Express Pipeline LLC (b)
3.60%, due 5/15/25	$7,000,000	$6,982,500
4.80%, due 5/15/30	15,220,000	14,310,605
Ruby Pipeline LLC 7.75%, due 4/1/22 (b)	42,062,136	36,108,057
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. (b)
5.50%, due 9/15/24	26,235,000	25,211,310
6.00%, due 3/1/27	19,000,000	17,955,000
7.50%, due 10/1/25	8,500,000	8,585,000
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.00%, due 1/15/28	6,320,000	6,241,000
5.875%, due 4/15/26	7,590,000	7,741,800
6.50%, due 7/15/27	18,950,000	19,850,125
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	19,738,000	20,176,381
Western Midstream Operating, L.P.
3.95%, due 6/1/25	3,715,000	3,473,525
4.10%, due 2/1/25	33,100,000	31,184,172
4.65%, due 7/1/26	5,000,000	4,800,000
4.75%, due 8/15/28	12,000,000	11,220,000
5.30%, due 3/1/48	7,500,000	6,037,500
6.25%, due 2/1/50	3,000,000	2,755,650

		554,611,605

Real Estate 0.9%
CBRE Services, Inc. 5.25%, due 3/15/25	2,905,000	3,367,751
Howard Hughes Corp. 5.375%, due 3/15/25 (b)	23,000,000	23,028,750
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	18,100,000	17,466,500
Newmark Group, Inc. 6.125%, due 11/15/23	43,914,000	46,429,070
Realogy Group LLC / Realogy Co-Issuer Corp. 9.375%, due 4/1/27 (b)	16,000,000	16,943,200

		107,235,271

Real Estate Investment Trusts 3.7%
Crown Castle International Corp. 5.25%, due 1/15/23	25,000,000	27,426,613
CTR Partnership, L.P. / CareTrust Capital Corp. 5.25%, due 6/1/25	6,575,000	6,772,250
Diversified Healthcare Trust 9.75%, due 6/15/25	14,800,000	16,280,000
Equinix, Inc. 5.375%, due 5/15/27	55,635,000	60,651,290

	Principal Amount	Value
Real Estate Investment Trusts (continued)
GLP Capital, L.P. / GLP Financing II, Inc.
4.00%, due 1/15/31	$3,400,000	$3,554,904
5.25%, due 6/1/25	10,000,000	10,924,800
5.30%, due 1/15/29	14,080,000	15,720,883
5.375%, due 11/1/23	6,000,000	6,420,900
5.375%, due 4/15/26	5,620,000	6,241,797
5.75%, due 6/1/28	7,700,000	8,758,288
Host Hotels & Resorts, L.P. 3.50%, due 9/15/30	12,000,000	11,459,943
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (b)
5.25%, due 3/15/22	5,000,000	4,859,400
5.875%, due 8/1/21	19,934,000	19,859,247
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.625%, due 6/15/25 (b)	21,650,000	22,049,659
5.625%, due 5/1/24	63,960,000	67,330,692
5.75%, due 2/1/27	25,800,000	27,841,683
MPT Operating Partnership, L.P. / MPT Finance Corp.
4.625%, due 8/1/29	11,640,000	12,187,080
5.00%, due 10/15/27	27,425,000	28,698,891
5.25%, due 8/1/26	5,500,000	5,706,250
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 5.875%, due 10/1/28 (b)	11,500,000	11,270,000
RHP Hotel Properties, L.P. / RHP Finance Corp. 4.75%, due 10/15/27	26,050,000	24,073,326
SBA Communications Corp. 3.875%, due 2/15/27 (b)	12,400,000	12,601,500
VICI Properties, L.P. / VICI Note Co., Inc. (b)
3.50%, due 2/15/25	1,840,000	1,846,808
3.75%, due 2/15/27	16,637,000	16,678,593
4.125%, due 8/15/30	9,580,000	9,699,750

		438,914,547

Retail 2.7%
1011778 B.C. ULC / New Red Finance, Inc. 4.00%, due 10/15/30 (b)	33,000,000	32,793,750
Asbury Automotive Group, Inc. (b)
4.50%, due 3/1/28	22,302,000	22,692,285
4.75%, due 3/1/30	13,400,000	13,835,500
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (b)	16,935,000	16,613,235
Dave & Buster’s, Inc. 7.625%, due 11/1/25 (b)	5,000,000	4,906,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Group 1 Automotive, Inc. 4.00%, due 8/15/28 (b)	$7,000,000	$7,008,750
Ken Garff Automotive LLC 4.875%, due 9/15/28 (b)	23,200,000	22,987,140
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (b)
4.75%, due 6/1/27	12,287,000	12,715,386
5.25%, due 6/1/26	34,750,000	35,908,044
Kohl’s Corp. 9.50%, due 5/15/25	14,630,000	17,505,754
L Brands, Inc. 6.875%, due 7/1/25 (b)	3,000,000	3,215,940
Murphy Oil USA, Inc.
4.75%, due 9/15/29	5,000,000	5,237,500
5.625%, due 5/1/27	10,417,000	10,937,850
Penske Automotive Group, Inc.
3.50%, due 9/1/25	15,900,000	15,939,750
5.375%, due 12/1/24	16,840,000	17,197,850
5.50%, due 5/15/26	15,855,000	16,360,378
TPro Acquisition Corp. 11.00%, due 10/15/24 (b)	3,500,000	3,517,500
Yum! Brands, Inc.
3.625%, due 3/15/31	28,900,000	28,358,125
4.75%, due 1/15/30 (b)	31,090,000	33,421,750
7.75%, due 4/1/25 (b)	4,500,000	4,943,025

		326,095,762

Semiconductors 0.1%
Microchip Technology, Inc. 4.25%, due 9/1/25 (b)	8,000,000	8,305,352

Software 3.7%
ACI Worldwide, Inc. 5.75%, due 8/15/26 (b)	7,500,000	7,912,500
Ascend Learning LLC 6.875%, due 8/1/25 (b)	27,000,000	27,438,750
Black Knight InfoServ, LLC 3.625%, due 9/1/28 (b)	2,000,000	2,025,000
BY Crown Parent LLC 7.375%, due 10/15/24 (b)	30,140,000	30,441,400
BY Crown Parent LLC / BY Bond Finance, Inc. 4.25%, due 1/31/26 (b)	13,200,000	13,365,000
Camelot Finance S.A. 4.50%, due 11/1/26 (b)	15,990,000	16,629,600
CDK Global, Inc.
4.875%, due 6/1/27	6,750,000	6,995,194
5.25%, due 5/15/29 (b)	14,500,000	15,554,150
5.875%, due 6/15/26	39,397,000	41,022,126

	Principal Amount	Value
Software (continued)
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, due 3/1/25 (b)	$13,500,000	$13,494,195
Fair Isaac Corp. (b)
4.00%, due 6/15/28	1,500,000	1,550,625
5.25%, due 5/15/26	12,250,000	13,597,500
Logan Merger Sub, Inc 5.50%, due 9/1/27 (b)	7,500,000	7,603,125
MSCI, Inc. (b)
3.625%, due 9/1/30	7,125,000	7,320,938
3.875%, due 2/15/31	40,360,000	42,176,200
4.00%, due 11/15/29	31,330,000	32,697,868
4.75%, due 8/1/26	13,290,000	13,804,988
5.375%, due 5/15/27	22,685,000	24,216,237
Open Text Corp. (b)
3.875%, due 2/15/28	17,385,000	17,659,335
5.875%, due 6/1/26	30,090,000	31,293,600
Open Text Holdings, Inc. 4.125%, due 2/15/30 (b)	22,327,000	23,164,262
PTC, Inc. (b)
3.625%, due 2/15/25	11,000,000	11,199,375
4.00%, due 2/15/28	22,759,000	23,527,116
SS&C Technologies, Inc. 5.50%, due 9/30/27 (b)	22,095,000	23,483,229

		448,172,313

Telecommunications 5.9%
Altice France S.A. 7.375%, due 5/1/26 (b)	28,300,000	29,536,710
CenturyLink, Inc.
5.80%, due 3/15/22	28,940,000	30,097,600
6.45%, due 6/15/21	10,000,000	10,212,500
CommScope Technologies LLC 6.00%, due 6/15/25 (b)	4,779,000	4,737,805
CommScope, Inc. (b)
7.125%, due 7/1/28	7,250,000	7,290,238
8.25%, due 3/1/27	27,815,000	28,788,386
Connect Finco SARL / Connect U.S. Finco LLC 6.75%, due 10/1/26 (b)	54,590,000	54,983,048
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	18,000,000	19,291,950
6.625%, due 8/1/26	19,275,000	20,877,234
7.625%, due 6/15/21	18,000,000	18,495,000
Level 3 Financing, Inc. 5.375%, due 5/1/25	31,477,000	32,373,780
Qualitytech, L.P. / QTS Finance Corp. (b)
3.875%, due 10/1/28	14,500,000	14,529,435
4.75%, due 11/15/25	26,321,000	27,271,188
Sprint Capital Corp. 6.875%, due 11/15/28	104,520,000	132,217,800

22	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Sprint Corp.
7.25%, due 9/15/21	$4,185,000	$4,359,012
7.875%, due 9/15/23	46,900,000	53,466,000
Switch, Ltd. 3.75%, due 9/15/28 (b)	18,000,000	18,022,500
T-Mobile USA, Inc.
4.00%, due 4/15/22	3,000,000	3,094,455
4.50%, due 4/15/50 (b)	30,000,000	34,885,050
4.75%, due 2/1/28	31,435,000	33,679,358
5.125%, due 4/15/25	28,045,000	28,746,125
5.375%, due 4/15/27	33,000,000	35,227,500
6.00%, due 4/15/24	15,315,000	15,586,076
6.50%, due 1/15/26	46,900,000	48,869,800

		706,638,550

Textiles 0.2%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (b)	33,344,000	23,340,800

Toys, Games & Hobbies 0.8%
Mattel, Inc. (b)
5.875%, due 12/15/27	19,775,000	21,489,492
6.75%, due 12/31/25	64,645,000	67,990,379

		89,479,871

Transportation 0.4%
Teekay Corp. 9.25%, due 11/15/22 (b)	6,000,000	5,762,400
Watco Cos. LLC / Watco Finance Corp. 6.50%, due 6/15/27 (b)	38,100,000	39,528,750

		45,291,150

Trucking & Leasing 0.1%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (b)	9,000,000	8,932,163

Total Corporate Bonds (Cost $10,173,820,490)		10,365,235,208

Loan Assignments 2.5%
Automobile 0.1%
Dealer Tire LLC 2020 Term Loan B 4.398% (1 Month LIBOR + 4.25%), due 12/12/25 (l)	17,353,750	16,854,830

Beverage, Food & Tobacco 0.2%
United Natural Foods, Inc. Term Loan B 4.398% (1 Month LIBOR + 4.25%), due 10/22/25 (l)	18,577,964	18,270,275

	Principal Amount	Value
Chemicals, Plastics & Rubber 0.1%
SCIH Salt Holdings, Inc. Term Loan B 5.50% (3 Month LIBOR + 4.50%), due 3/16/27 (l)	$12,967,500	$12,870,244

Containers, Packaging & Glass 0.1%
Neenah Foundry Co. 2017 Term Loan 10.00% (2 Month LIBOR + 9.00%), due 12/13/22 (e)(l)	8,910,435	7,573,870

Finance 0.1%
Jefferies Finance LLC 2019 Term Loan 3.188% (1 Month LIBOR + 3.00%), due 6/3/26 (l)	9,875,000	9,570,554

Healthcare, Education & Childcare 0.2%
Ascend Learning LLC 2017 Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 7/12/24 (l)	5,911,135	5,751,044
Jaguar Holding Co. II 2018 Term Loan 3.50% (1 Month LIBOR + 2.50%), due 8/18/22 (l)	14,738,180	14,614,247
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 3.898% (1 Month LIBOR + 3.75%), due 11/16/25 (l)	10,000,000	9,691,670

		30,056,961

Insurance 0.1%
USI, Inc. 2017 Repriced Term Loan 3.22% (3 Month LIBOR + 3.00%), due 5/16/24 (l)	14,558,733	14,009,752

Leisure, Amusement, Motion Pictures & Entertainment 0.0%‡
NASCAR Holdings, Inc. Term Loan B 2.902% (1 Month LIBOR + 2.75%), due 10/19/26 (l)	5,589,149	5,432,452

Manufacturing 0.1%
Adient U.S. LLC Term Loan B 4.422%-4.492% (1 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 5/6/24 (l)	6,658,175	6,549,980

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Media 0.1%
Allen Media LLC 2020 Term Loan B 5.72% (3 Month LIBOR + 5.50%), due 2/10/27 (l)	$9,948,423	$9,616,812

Oil & Gas 0.2%
Ascent Resources—Utica 2020 Fixed 2nd Lien Term Loan 9.00%, due 11/1/25	9,011,000	9,461,550
PetroQuest Energy LLC 2020 Term Loan 8.50% (1 Month LIBOR + 7.50%), due 11/8/23 (d)(f)(l)	1,812,750	1,812,750
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 11/8/23 (d)(e)(f)	17,525,232	14,370,690

		25,644,990

Retail Store 0.6%
Bass Pro Group LLC Term Loan B 5.75% (3 Month LIBOR + 5.00%), due 9/25/24 (l)	75,667,149	75,236,300

Software 0.1%
By Crown Parent LLC Term Loan B1 4.00% (1 Month LIBOR + 3.00%), due 1/31/26 (l)	9,880,790	9,633,770

Utilities 0.5%
Hamilton Projects Acquiror LLC Term Loan B 5.75% (3 Month LIBOR + 4.75%), due 6/17/27 (l)	5,985,000	5,960,060
Pacific Gas & Electric Co. 2020 Term Loan 5.50% (3 Month LIBOR + 4.50%), due 6/23/25 (l)	53,865,000	53,427,347

		59,387,407

Total Loan Assignments (Cost $303,939,171)		300,708,197

Total Long-Term Bonds (Cost $10,597,381,846)		10,773,189,912

	Shares	Value
Common Stocks 0.9%
Auto Parts & Equipment 0.1%
ATD New Holdings, Inc. (f)(m)	142,545	$1,995,630
Energy Technology (d)(e)(f)	16,724	9,316,940

		11,312,570

Commercial Services 0.0%‡
Carlson Travel, Inc. (d)(e)(i)(m)	15,152	841,845

Electric Utilities 0.0%‡
Keycon Power Holdings LLC (d)(e)(f)(m)	38,680	387

Independent Power & Renewable Electricity Producers 0.5%
GenOn Energy, Inc. (d)(e)(i)(m)	386,241	61,798,560

Media 0.0%‡
ION Media Networks, Inc. (d)(e)(f)(i)(m)	2,287	1,811,304

Metals & Mining 0.1%
Neenah Enterprises, Inc. (d)(e)(f)(m)	720,961	6,265,151

Oil, Gas & Consumable Fuels 0.2%
California Resources Corp. (d)(h)(i)(m)	180,041	1,149,014
California Resources Corp. (m)	126,222	1,691,375
Talos Energy, Inc. (m)	2,074,193	13,648,190
Titan Energy LLC (f)(m)	91,174	3,651
Whiting Petroleum Corp. (m)	433,615	6,330,779

		22,823,009

Oil & Gas 0.0%‡
PetroQuest Energy, Inc. (d)(e)(f)	2,314,883	0

Software 0.0%‡
ASG Corp. (d)(e)(f)(m)	12,502	0

Total Common Stocks (Cost $177,263,605)		104,852,826

Preferred Stock 0.3%
Auto Parts & Equipment 0.3%
Energy Technology (d)(e)(f)	37,258	33,565,732

Total Convertible Preferred Stock (Cost $35,514,837)		33,565,732

Exchange-Traded Funds 0.6%
iShares Gold Trust (m)	1,859,000	33,257,510
SPDR Gold Shares (m)	177,786	31,325,893
Vanguard Value ETF	36,762	3,772,149

Total Exchange-Traded Funds (Cost $51,391,364)		68,355,552

24	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value
Warrants 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
California Resources Corp. Expires 10/27/24	38,941	$15,576

Total Warrants (Cost $15,576)		15,576

	Shares
Short-Term Investments 7.1%
Unaffiliated Investment Company 7.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (n)	853,877,172	853,877,172
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (n)(o)	2,741,715	2,741,715

Total Short-Term Investments (Cost $856,618,887)		856,618,887

Total Investments (Cost $11,718,186,115)	98.9%	11,836,598,485
Other Assets, Less Liabilities	1.1	127,384,452
Net Assets	100.0%	$11,963,982,937

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $2,697,938. The Fund received cash collateral with a value of $2,741,715 (See Note 2(H)).

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2020, the total market value of fair valued securities was $162,949,763, which represented 1.4% of the Fund’s net assets.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)

Illiquid security—As of October 31, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $109,595,231, which represented 0.9% of the Fund’s net assets. (Unaudited)

(g)	Issue in non-accrual status.

(h)	Issue in default.
(i)	Restricted security. (See Note 6)

(j)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2020.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(m)	Non-income producing security.

(n)	Current yield as of October 31, 2020.

(o)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2020 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$107,246,507		$—		$107,246,507
Corporate Bonds (b)	—	10,333,217,818		32,017,390		10,365,235,208
Loan Assignments (c)	—	278,763,637		21,944,560		300,708,197

Total Long-Term Bonds	—	10,719,227,962		53,961,950		10,773,189,912

Common Stocks	21,673,995	3,144,644	(d)	80,034,187	(e)	104,852,826
Preferred Stock (f)	—	—		33,565,732		33,565,732
Exchange-Traded Funds	68,355,552	—		—		68,355,552
Warrants	15,576	—		—		15,576
Short-Term Investments
Unaffiliated Investment Company	856,618,887	—		—		856,618,887

Total Investments in Securities	$946,664,010	$10,722,372,606		$167,561,869		$11,836,598,485

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)

The Level 3 securities valued at $11,053,083, $20,962,000, and $2,307 are held in Auto Parts & Equipment, Media, and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $7,573,870 and $14,370,690 are held in Oil & Gas and Containers, Packaging & Glass, respectively, within the Loan Assignments section of the Portfolio of Investments.

(d)

The Level 2 securities valued at $1,995,630 and $1,149,014 are held in Auto Parts & Equipment and Oil, Gas & Consumable Fuels, respectively, within the Common Stocks section of the Portfolio of Investments.

(e)

The Level 3 securities valued at $9,316,940, $841,845, $387, $61,798,560, $1,811,304, $6,265,151 and $0 are held in Auto Parts & Equipment, Commercial Services, Electric Utilities, Independent Power & Renewable Electricity Producers, Media, Metals & Mining and Software, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 security valued at $33,565,732 is held in Auto Parts & Equipment within the Preferred Stock section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2020
Long-Term Bonds
Convertible Bonds	$27,739,709	$334,934	$54	$2,626,831	$2,577,296		$(33,278,824)	$—	$—	$—	$—
Corporate Bonds	156,761,758	(3,199,262)	(91,462,830)	(6,756,879)	18,591,303	(a)	(41,916,700)	—	—	32,017,390	(4,700,284)
Loan Assignments	16,636,467	18,556	2,683	(4,230,668)	924,404		(514,481)	9,107,599	—	21,944,560	(4,230,668)
Common Stocks	21,695,317	—	(93,668,619)	15,950,187	42,505,939		—	97,542,623	(3,991,260)	80,034,187	(37,182,346)
Convertible Preferred Stock	—	—	—	(1,949,105)	35,514,837		—	—	—	33,565,732	(1,949,105)

Total	$222,833,251	$(2,845,772)	$(185,128,712)	$5,640,366	$100,113,779		$(75,710,005)	$106,650,222	$(3,991,260)	$167,561,869	$(48,062,403)

(a)	Purchases include PIK securities.

As of October 31, 2020, a Common Stock with a market value of $97,524,623 transferred from Level 2 to Level 3 as the the fair value obtained for this Common Stock utilized significant unobservable inputs. As of October 31, 2019, the fair value obtained for this Common Stock utilized significant other observable inputs.

As of October 31, 2020, a Common Stock with a market value of $3,991,260 transferred from Level 3 to Level 2 as the the fair value obtained for this Common Stock utilized significant other observable inputs. As of October 31, 2019, the fair value obtained for this Common Stock utilized significant unobservable inputs.

As of October 31, 2020, a Loan Assignment with a market value of $9,107,599 transferred from Level 2 to Level 3 as the the fair value obtained by an independent pricing service, utilized significant unobservable inputs. As of October 31, 2019, the fair value obtained for this Loan Assignment, as determined by an independent pricing service, utilized significant other observable inputs.

26	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in securities, at value (identified cost $11,718,186,115) including securities on loan of $2,697,938	$11,836,598,485
Receivables:
Interest	174,990,671
Fund shares sold	23,733,723
Investment securities sold	2,105,880
Securities lending	672
Other assets	242,366

Total assets	12,037,671,797

Liabilities
Due to custodian	1,622,069
Cash collateral received for securities on loan	2,741,715
Payables:
Investment securities purchased	29,975,668
Fund shares redeemed	25,999,574
Manager (See Note 3)	5,460,264
Transfer agent (See Note 3)	1,906,600
NYLIFE Distributors (See Note 3)	1,079,934
Shareholder communication	723,965
Professional fees	179,482
Custodian	16,205
Trustees	15,402
Accrued expenses	23,445
Dividend payable	3,944,537

Total liabilities	73,688,860

Net assets	$11,963,982,937

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$22,132,956
Additional paid-in capital	12,319,297,926

12,341,430,882
Total distributable earnings (loss)	(377,447,945)

Net assets	$11,963,982,937

Class A
Net assets applicable to outstanding shares	$3,525,781,777

Shares of beneficial interest outstanding	651,814,244

Net asset value per share outstanding	$5.41
Maximum sales charge (4.50% of offering price)	0.25

Maximum offering price per share outstanding	$5.66

Investor Class
Net assets applicable to outstanding shares	$149,726,201

Shares of beneficial interest outstanding	27,472,732

Net asset value per share outstanding	$5.45
Maximum sales charge (4.00% of offering price)	0.23

Maximum offering price per share outstanding	$5.68

Class B
Net assets applicable to outstanding shares	$45,660,648

Shares of beneficial interest outstanding	8,479,411

Net asset value and offering price per share outstanding	$5.38

Class C
Net assets applicable to outstanding shares	$297,431,457

Shares of beneficial interest outstanding	55,205,381

Net asset value and offering price per share outstanding	$5.39

Class I
Net assets applicable to outstanding shares	$3,509,954,138

Shares of beneficial interest outstanding	648,705,595

Net asset value and offering price per share outstanding	$5.41

Class R1
Net assets applicable to outstanding shares	$50,698

Shares of beneficial interest outstanding	9,387

Net asset value and offering price per share outstanding	$5.40

Class R2
Net assets applicable to outstanding shares	$13,005,821

Shares of beneficial interest outstanding	2,404,060

Net asset value and offering price per share outstanding	$5.41

Class R3
Net assets applicable to outstanding shares	$1,923,823

Shares of beneficial interest outstanding	355,991

Net asset value and offering price per share outstanding	$5.40

Class R6
Net assets applicable to outstanding shares	$4,420,423,551

Shares of beneficial interest outstanding	818,844,257

Net asset value and offering price per share outstanding	$5.40

SIMPLE Class
Net assets applicable to outstanding shares	$24,823

Shares of beneficial interest outstanding	4,554

Net asset value and offering price per share outstanding	$5.45

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$622,994,466
Dividends	43,089,178
Securities lending	29,853
Other	284,129

Total income	666,397,626

Expenses
Manager (See Note 3)	57,205,955
Distribution/Service—Class A (See Note 3)	8,387,184
Distribution/Service—Investor Class (See Note 3)	383,564
Distribution/Service—Class B (See Note 3)	537,199
Distribution/Service—Class C (See Note 3)	3,358,506
Distribution/Service—Class R2 (See Note 3)	32,669
Distribution/Service—Class R3 (See Note 3)	7,781
Distribution/Service—SIMPLE Class (See Note 3)	21
Transfer agent (See Note 3)	11,515,947
Shareholder communication	1,423,620
Professional fees	826,301
Registration	444,830
Trustees	250,347
Custodian	98,270
Shareholder service (See Note 3)	14,672
Miscellaneous	326,723

Total expenses	84,813,589

Net investment income (loss)	581,584,037

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(211,397,989)
Net change in unrealized appreciation (depreciation) on investments	64,514,837

Net realized and unrealized gain (loss)	(146,883,152)

Net increase (decrease) in net assets resulting from operations	$434,700,885

28	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$581,584,037	$488,798,531
Net realized gain (loss)	(211,397,989)	(93,603,555)
Net change in unrealized appreciation (depreciation)	64,514,837	274,010,854

Net increase (decrease) in net assets resulting from operations	434,700,885	669,205,830

Distributions to shareholders:
Class A	(177,680,636)	(174,086,103)
Investor Class	(8,009,437)	(8,349,190)
Class B	(2,399,380)	(3,177,793)
Class C	(15,036,249)	(19,959,506)
Class I	(186,258,181)	(180,095,815)
Class R1	(2,637)	(2,575)
Class R2	(677,108)	(634,929)
Class R3	(79,045)	(42,832)
Class R6	(193,592,509)	(106,629,614)
SIMPLE Class	(205)	—

	(583,735,387)	(492,978,357)

Distributions to shareholders from return of capital:
Class A	(18,631,215)	(14,976,081)
Investor Class	(839,853)	(718,255)
Class B	(251,594)	(273,376)
Class C	(1,576,669)	(1,717,054)
Class I	(19,530,637)	(15,493,078)
Class R1	(276)	(221)
Class R2	(71,000)	(54,621)
Class R3	(8,289)	(3,685)
Class R6	(20,299,700)	(9,173,011)
SIMPLE Class	(21)	—

	(61,209,254)	(42,409,382)

Total distributions to shareholders	(644,944,641)	(535,387,739)

Capital share transactions:
Net proceeds from sale of shares	5,414,314,356	4,156,205,964
Net asset value of shares issued to shareholders in reinvestment of distributions	598,382,398	485,322,513
Cost of shares redeemed	(3,491,257,176)	(3,830,355,865)

Increase (decrease) in net assets derived from capital share transactions	2,521,439,578	811,172,612

Net increase (decrease) in net assets	2,311,195,822	944,990,703

Net Assets
Beginning of year	9,652,787,115	8,707,796,412

End of year	$11,963,982,937	$9,652,787,115

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$5.61	$5.52	$5.77	$5.74	$5.57

Net investment income (loss) (a)	0.29	0.29	0.29	0.30	0.33

Net realized and unrealized gain (loss) on investments	(0.17)	0.12	(0.22)	0.09	0.20

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	0.00 ‡

Total from investment operations	0.12	0.41	0.07	0.39	0.53

Less distributions:

From net investment income	(0.29)	(0.29)	(0.29)	(0.31)	(0.34)

Return of capital	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)

Total distributions	(0.32)	(0.32)	(0.32)	(0.36)	(0.36)

Net asset value at end of year	$5.41	$5.61	$5.52	$5.77	$5.74

Total investment return (b)	2.26%	7.58%	1.29%	6.91%	9.96%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.35%	5.21%	5.15%	5.25%	5.98%

Net expenses (c)	0.97%	0.99%	0.99%	0.97%	0.95%

Portfolio turnover rate	38%	30%	30%	43%	41%

Net assets at end of year (in 000’s)	$3,525,782	$3,405,587	$3,290,659	$3,683,113	$3,551,864

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$5.65	$5.57	$5.82	$5.79	$5.62

Net investment income (loss) (a)	0.29	0.29	0.29	0.30	0.33

Net realized and unrealized gain (loss) on investments	(0.17)	0.11	(0.22)	0.09	0.20

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	0.00 ‡

Total from investment operations	0.12	0.40	0.07	0.39	0.53

Less distributions:

From net investment income	(0.29)	(0.29)	(0.29)	(0.31)	(0.34)

Return of capital	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)

Total distributions	(0.32)	(0.32)	(0.32)	(0.36)	(0.36)

Net asset value at end of year	$5.45	$5.65	$5.57	$5.82	$5.79

Total investment return (b)	2.24%	7.33%	1.29%	6.90%	9.91%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.27%	5.15%	5.12%	5.21%	5.90%

Net expenses (c)	1.06%	1.05%	1.03%	1.02%	1.03%

Portfolio turnover rate	38%	30%	30%	43%	41%

Net assets at end of year (in 000’s)	$149,726	$162,260	$159,970	$167,139	$287,493

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

30	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018	2017	2016

Net asset value at beginning of year	$5.58	$5.50	$5.74	$5.71	$5.54

Net investment income (loss) (a)	0.25	0.24	0.25	0.26	0.28

Net realized and unrealized gain (loss) on investments	(0.18)	0.11	(0.21)	0.08	0.20

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	0.00 ‡

Total from investment operations	0.07	0.35	0.04	0.34	0.48

Less distributions:

From net investment income	(0.24)	(0.25)	(0.26)	(0.27)	(0.29)

Return of capital	(0.03)	(0.02)	(0.02)	(0.04)	(0.02)

Total distributions	(0.27)	(0.27)	(0.28)	(0.31)	(0.31)

Net asset value at end of year	$5.38	$5.58	$5.50	$5.74	$5.71

Total investment return (b)	1.39%	6.52%	0.64%	6.06%	8.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.55%	4.41%	4.37%	4.47%	5.16%

Net expenses (c)	1.81%	1.80%	1.78%	1.77%	1.78%

Portfolio turnover rate	38%	30%	30%	43%	41%

Net assets at end of year (in 000’s)	$45,661	$63,517	$81,221	$108,263	$132,509

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$5.59	$5.50	$5.74	$5.72	$5.55

Net investment income (loss) (a)	0.25	0.24	0.25	0.26	0.28

Net realized and unrealized gain (loss) on investments	(0.18)	0.12	(0.21)	0.07	0.20

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	0.00 ‡

Total from investment operations	0.07	0.36	0.04	0.33	0.48

Less distributions:

From net investment income	(0.24)	(0.25)	(0.26)	(0.27)	(0.29)

Return of capital	(0.03)	(0.02)	(0.02)	(0.04)	(0.02)

Total distributions	(0.27)	(0.27)	(0.28)	(0.31)	(0.31)

Net asset value at end of year	$5.39	$5.59	$5.50	$5.74	$5.72

Total investment return (b)	1.39%	6.71%	0.64%	5.87%	9.04%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.54%	4.41%	4.36%	4.45%	5.15%

Net expenses (c)	1.81%	1.80%	1.78%	1.77%	1.78%

Portfolio turnover rate	38%	30%	30%	43%	41%

Net assets at end of year (in 000’s)	$297,431	$373,760	$550,819	$676,463	$678,364

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$5.61	$5.53	$5.78	$5.75	$5.58

Net investment income (loss) (a)	0.30	0.30	0.31	0.32	0.34

Net realized and unrealized gain (loss) on investments	(0.17)	0.11	(0.22)	0.08	0.20

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	0.00 ‡

Total from investment operations	0.13	0.41	0.09	0.40	0.54

Less distributions:

From net investment income	(0.30)	(0.30)	(0.31)	(0.32)	(0.35)

Return of capital	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)

Total distributions	(0.33)	(0.33)	(0.34)	(0.37)	(0.37)

Net asset value at end of year	$5.41	$5.61	$5.53	$5.78	$5.75

Total investment return (b)	2.56%	7.68%	1.57%	7.17%	10.23%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.60%	5.45%	5.40%	5.51%	6.23%

Net expenses (c)	0.72%	0.74%	0.74%	0.72%	0.70%

Portfolio turnover rate	38%	30%	30%	43%	41%

Net assets at end of year (in 000’s)	$3,509,954	$3,451,487	$3,709,306	$4,067,560	$5,313,266

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R1	2020	2019	2018	2017	2016

Net asset value at beginning of year	$5.60	$5.52	$5.77	$5.74	$5.57

Net investment income (loss) (a)	0.30	0.30	0.30	0.32	0.34

Net realized and unrealized gain (loss) on investments	(0.17)	0.11	(0.22)	0.07	0.19

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	0.00 ‡

Total from investment operations	0.13	0.41	0.08	0.39	0.53

Less distributions:

From net investment income	(0.30)	(0.30)	(0.30)	(0.31)	(0.34)

Return of capital	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)

Total distributions	(0.33)	(0.33)	(0.33)	(0.36)	(0.36)

Net asset value at end of year	$5.40	$5.60	$5.52	$5.77	$5.74

Total investment return (b)	2.45%	7.58%	1.46%	7.07%	10.13%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (c)	5.52%	5.36%	5.25%	5.48%	6.11%

Net expenses	0.82%	0.84%	0.84%	0.82%	0.80%

Portfolio turnover rate	38%	30%	30%	43%	41%

Net assets at end of year (in 000’s)	$51	$53	$72	$37	$59

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2020	2019	2018	2017	2016

Net asset value at beginning of year	$5.61	$5.52	$5.77	$5.74	$5.57

Net investment income (loss) (a)	0.29	0.28	0.29	0.30	0.32

Net realized and unrealized gain (loss) on investments	(0.18)	0.12	(0.22)	0.08	0.20

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	0.00 ‡

Total from investment operations	0.11	0.40	0.07	0.38	0.52

Less distributions:

From net investment income	(0.28)	(0.29)	(0.29)	(0.30)	(0.33)

Return of capital	(0.03)	(0.02)	(0.03)	(0.05)	(0.02)

Total distributions	(0.31)	(0.31)	(0.32)	(0.35)	(0.35)

Net asset value at end of year	$5.41	$5.61	$5.52	$5.77	$5.74

Total investment return (b)	2.17%	7.49%	1.20%	6.80%	9.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.26%	5.10%	5.06%	5.16%	5.89%

Net expenses (c)	1.07%	1.09%	1.09%	1.07%	1.05%

Portfolio turnover rate	38%	30%	30%	43%	41%

Net assets at end of year (in 000’s)	$13,006	$13,866	$11,116	$9,562	$10,917

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				February 29, 2016^ through October 31, 2016
Class R3	2020	2019	2018	2017

Net asset value at beginning of period	$5.60	$5.52	$5.77	$5.74	$5.17

Net investment income (loss) (a)	0.27	0.27	0.27	0.28	0.20

Net realized and unrealized gain (loss) on investments	(0.17)	0.11	(0.22)	0.09	0.60

Total from investment operations	0.10	0.38	0.05	0.37	0.80

Less distributions:

From net investment income	(0.27)	(0.28)	(0.28)	(0.29)	(0.21)

Return of capital	(0.03)	(0.02)	(0.02)	(0.05)	(0.02)

Total distributions	(0.30)	(0.30)	(0.30)	(0.34)	(0.23)

Net asset value at end of period	$5.40	$5.60	$5.52	$5.77	$5.74

Total investment return (b)	1.90%	7.03%	0.96%	6.58%	15.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.96%	4.84%	4.77%	4.81%	5.40%††

Net expenses (c)	1.32%	1.34%	1.34%	1.32%	1.30%††

Portfolio turnover rate	38%	30%	30%	43%	41%

Net assets at end of period (in 000’s)	$1,924	$1,281	$606	$392	$130

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R6	2020	2019	2018	2017	2016

Net asset value at beginning of year	$5.60	$5.52	$5.77	$5.74	$5.58

Net investment income (loss) (a)	0.31	0.31	0.31	0.32	0.35

Net realized and unrealized gain (loss) on investments	(0.17)	0.11	(0.21)	0.09	0.19

Total from investment operations	0.14	0.42	0.10	0.41	0.54

Less distributions:

From net investment income	(0.31)	(0.31)	(0.32)	(0.33)	(0.36)

Return of capital	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)

Total distributions	(0.34)	(0.34)	(0.35)	(0.38)	(0.38)

Net asset value at end of year	$5.40	$5.60	$5.52	$5.77	$5.74

Total investment return (b)	2.70%	7.84%	1.71%	7.36%	10.24%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.65%	5.60%	5.54%	5.45%	6.23%

Net expenses (c)	0.58%	0.58%	0.58%	0.58%	0.58%

Portfolio turnover rate	38%	30%	30%	43%	41%

Net assets at end of year (in 000’s)	$4,420,424	$2,180,977	$904,028	$1,668,163	$53,712

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period	$5.54

Net investment income (loss) (a)	0.04

Net realized and unrealized gain (loss) on investments	(0.08)

Total from investment operations	(0.04)

Less distributions:

From net investment income	(0.05)

Return of capital ‡	(0.00)‡

Total distributions	(0.05)

Net asset value at end of period	$5.45

Total investment return (b)	(0.72%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	4.74%

Net expenses (c)††	1.30%

Portfolio turnover rate	38%

Net assets at end of period (in 000’s)	$25

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Corporate Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class R3 shares commenced operations on February 29, 2016. SIMPLE Class shares commenced operations on August 31, 2020.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

35

Notes to Financial Statements (continued)

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2020, are shown in the Portfolio of Investments.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker(s)

36	MainStay MacKay High Yield Corporate Bond Fund

selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2020, securities that were fair valued in such manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/20*	Valuation Technique	Unobservable Inputs	Inputs/Range

Corporate Bonds	10,984,000	Income Approach	Spread Adjustment	7.22%

	69,083	Qualitative Assessment

	2,307	Market Approach	Implied naturalgas price	$2.00

Loan Assignment	14,370,690	Market Approach	Implied natural gas price	$2.00

Common Stocks	9,316,940	Market Approach	Implied Enterprise Value	$332m

			EBITDA Multiple	5.9x

	841,845	Market Approach	Implied Enterprise Value	$139m

	387	Market Approach	Ownership % of equity interest	16.56%, 39.7%

	0	Market Approach	Implied natural gas price	$2.00

	1,811,304	Market Approach	Implied Enterprise Value	1,310m

	6,265,151	Market Approach	EBITDA Multiple	7.0x

	0	Qualitative Assessment

Preferred Stock	33,565,732	Market Approach	Spread Adjustment	4.43%

	$77,227,439

*

The table above does not include the Level 3 investments that were valued by a broker. As of October 30, 2020, the value of these investments were $90,334,430. The input for these investments were not readily available or cannot be reasonably estimated.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by

37

Notes to Financial Statements (continued)

the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments was determined as of October 31, 2020, and can change at any time. Illiquid investments as of October 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

38	MainStay MacKay High Yield Corporate Bond Fund

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2020, the Fund held unfunded commitments. (See Note 5)

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 14 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $2,697,938 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,741,715.

(I)  Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(J)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be

39

Notes to Financial Statements (continued)

exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of $15 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.54% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $57,205,955 and paid the Subadvisor in the amount of $28,060,187.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 14 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide,

40	MainStay MacKay High Yield Corporate Bond Fund

through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$48
Class R2	13,068
Class R3	1,556

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $660,892 and $63,108, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2020, of $38,593, $24,075 and $19,213, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$5,039,062	$—
Investor Class	364,751	—
Class B	127,761	—
Class C	798,638	—
Class I	5,030,759	—
Class R1	73	—
Class R2	19,644	—
Class R3	2,329	—
Class R6	132,921	—
SIMPLE Class	9	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$419,727	0.0	%‡
Class R1	38,694	76.3
SIMPLE Class	24,823	100

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$11,712,261,800	$584,400,696	$(460,064,011)	$124,336,685

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$ —	$(486,147,859)	$(15,609,342)	$124,309,256	$(377,447,945)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales and cumulative bond amortization adjustment. The other temporary differences are primarily due to interest accruals on defaulted securities.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $486,147,859 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$11,928	$474,220

41

Notes to Financial Statements (continued)

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$583,735,387	$492,978,357
Return of Capital	61,209,254	42,409,382
Total	$644,944,641	$535,387,739

Note 5–Commitments and Contingencies

As of October 31, 2020, the Fund had an unfunded commitment pursuant to the following loan agreement:

Borrower	Unfunded Commitment	Unrealized Appreciation/ (Depreciation)

Neenah Foundry Co.
2020 PIK Delayed Draw Term Loan TBD, due 12/31/22	$1,285,000	$0

Commitment is available until maturity date.

Note 6–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of October 31, 2020, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/20 Value	Percent of Net Assets

California Resources
Common Stock	10/27/20	180,041	$1,149,014	$1,149,014	0.0	%‡
Carlson Travel, Inc.
Common Stock	9/4/20	15,152	—	841,845	0.0	‡
GenOn Energy, Inc.
Common Stock	12/14/18	386,241	43,250,890	61,798,560	0.5
ION Media Networks, Inc.
Common Stock	3/12/10-9/29/17	2,287	13,572	1,811,304	0.0	‡
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$20,000,000	19,795,920	20,962,000	0.2
Total			$64,209,396	$86,562,723	0.7%

‡	Less than one-tenth of a percent.

Note 7–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 14 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

42	MainStay MacKay High Yield Corporate Bond Fund

Note 9–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 10–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $5,609,946 and $3,739,185, respectively.

The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2020, such purchases were $6,693.

Note 11–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	162,189,152	$862,805,279
Shares issued to shareholders in reinvestment of distributions	31,290,846	168,572,345
Shares redeemed	(153,726,255)	(818,209,762)

Net increase (decrease) in shares outstanding before conversion	39,753,743	213,167,862
Shares converted into Class A (See Note 1)	7,327,259	39,745,182
Shares converted from Class A (See Note 1)	(2,426,758)	(13,511,692)

Net increase (decrease)	44,654,244	$239,401,352

Year ended October 31, 2019:
Shares sold	109,026,669	$609,230,133
Shares issued to shareholders in reinvestment of distributions	29,125,162	161,795,187
Shares redeemed	(135,631,071)	(754,132,210)

Net increase (decrease) in shares outstanding before conversion	2,520,760	16,893,110
Shares converted into Class A (See Note 1)	11,659,035	64,979,916
Shares converted from Class A (See Note 1)	(2,901,647)	(16,231,977)

Net increase (decrease)	11,278,148	$65,641,049

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,476,036	$18,943,660
Shares issued to shareholders in reinvestment of distributions	1,553,045	8,430,250
Shares redeemed	(3,567,862)	(19,332,577)

Net increase (decrease) in shares outstanding before conversion	1,461,219	8,041,333
Shares converted into Investor Class (See Note 1)	949,252	5,122,805
Shares converted from Investor Class (See Note 1)	(3,638,926)	(19,982,653)

Net increase (decrease)	(1,228,455)	$(6,818,515)

Year ended October 31, 2019:
Shares sold	5,791,537	$32,673,618
Shares issued to shareholders in reinvestment of distributions	1,538,599	8,616,122
Shares redeemed	(5,534,938)	(31,190,804)

Net increase (decrease) in shares outstanding before conversion	1,795,198	10,098,936
Shares converted into Investor Class (See Note 1)	2,396,950	13,491,296
Shares converted from Investor Class (See Note 1)	(4,225,489)	(23,777,106)

Net increase (decrease)	(33,341)	$(186,874)

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	220,973	$1,194,012
Shares issued to shareholders in reinvestment of distributions	453,682	2,434,490
Shares redeemed	(2,243,156)	(12,006,607)

Net increase (decrease) in shares outstanding before conversion	(1,568,501)	(8,378,105)
Shares converted from Class B (See Note 1)	(1,327,691)	(7,151,912)

Net increase (decrease)	(2,896,192)	$(15,530,017)

Year ended October 31, 2019:
Shares sold	1,087,084	$6,091,354
Shares issued to shareholders in reinvestment of distributions	566,778	3,131,419
Shares redeemed	(3,842,049)	(21,308,958)

Net increase (decrease) in shares outstanding before conversion	(2,188,187)	(12,086,185)
Shares converted from Class B (See Note 1)	(1,211,970)	(6,700,688)

Net increase (decrease)	(3,400,157)	$(18,786,873)

43

Notes to Financial Statements (continued)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	9,226,500	$48,471,453
Shares issued to shareholders in reinvestment of distributions	2,812,640	15,100,791
Shares redeemed	(22,129,547)	(118,456,173)

Net increase (decrease) in shares outstanding before conversion	(10,090,407)	(54,883,929)
Shares converted from Class C (See Note 1)	(1,610,770)	(8,681,316)

Net increase (decrease)	(11,701,177)	$(63,565,245)

Year ended October 31, 2019:
Shares sold	4,723,186	$26,187,539
Shares issued to shareholders in reinvestment of distributions	3,506,055	19,364,942
Shares redeemed	(35,272,423)	(195,600,323)

Net increase (decrease) in shares outstanding before conversion	(27,043,182)	(150,047,842)
Shares converted from Class C (See Note 1)	(6,213,278)	(34,434,490)

Net increase (decrease)	(33,256,460)	$(184,482,332)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	316,267,141	$1,685,293,008
Shares issued to shareholders in reinvestment of distributions	35,224,225	189,883,002
Shares redeemed	(318,299,322)	(1,713,046,438)

Net increase in shares outstanding before conversion	33,192,044	162,129,572
Shares converted into Class I (See Note 1)	570,677	3,030,446

Net increase (decrease)	33,762,721	$165,160,018

Year ended October 31, 2019:
Shares sold	369,778,310	$2,055,115,359
Shares issued to shareholders in reinvestment of distributions	31,677,016	176,272,793
Shares redeemed	(349,772,567)	(1,938,607,921)

Net increase (decrease) in shares outstanding before conversion	51,682,759	292,780,231
Shares converted into Class I (See Note 1)	1,803,168	10,045,070
Shares converted from Class I (See Note 1)	(109,697,991)	(600,048,104)

Net increase (decrease)	(56,212,064)	$(297,222,803)

Class R1	Shares	Amount

Year ended October 31, 2020:
Shares sold	638	$3,461
Shares issued to shareholders in reinvestment of distributions	542	2,913
Shares redeemed	(1,231)	(6,888)

Net increase (decrease)	(51)	$(514)

Year ended October 31, 2019:
Shares sold	1,657	$9,192
Shares issued to shareholders in reinvestment of distributions	504	2,796
Shares redeemed	(5,695)	(31,491)

Net increase (decrease)	(3,534)	$(19,503)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	385,054	$2,096,445
Shares issued to shareholders in reinvestment of distributions	119,352	643,342
Shares redeemed	(565,097)	(3,035,083)

Net increase (decrease) in shares outstanding before conversion	(60,691)	(295,296)
Shares converted from Class R2 (See Note 1)	(6,682)	(36,415)

Net increase (decrease)	(67,373)	$(331,711)

Year ended October 31, 2019:
Shares sold	829,133	$4,598,857
Shares issued to shareholders in reinvestment of distributions	106,098	590,024
Shares redeemed	(476,028)	(2,623,840)

Net increase (decrease)	459,203	$2,565,041

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	166,149	$909,222
Shares issued to shareholders in reinvestment of distributions	15,330	82,408
Shares redeemed	(52,384)	(283,628)

Net increase (decrease) in shares outstanding before conversion	129,095	708,002
Shares converted from Class R3 (See Note 1)	(1,651)	(9,031)

Net increase (decrease)	127,444	$698,971

Year ended October 31, 2019:
Shares sold	121,247	$675,686
Shares issued to shareholders in reinvestment of distributions	7,957	44,264
Shares redeemed	(9,822)	(55,038)

Net increase (decrease) in shares outstanding before conversion	119,382	664,912
Shares converted from Class R3 (See Note 1)	(607)	(3,230)

Net increase (decrease)	118,775	$661,682

44	MainStay MacKay High Yield Corporate Bond Fund

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	541,233,062	$2,794,572,816
Shares issued to shareholders in reinvestment of distributions	39,761,619	213,232,631
Shares redeemed	(151,718,551)	(806,880,020)

Net increase (decrease) in shares outstanding before conversion	429,276,130	2,200,925,427
Shares converted into Class R6 (See Note 1)	1,761,091	10,020,608
Shares converted from Class R6 (See Note 1)	(1,588,011)	(8,546,022)

Net increase (decrease)	429,449,210	$2,202,400,013

Year ended October 31, 2019:
Shares sold	255,911,222	$1,421,624,226
Shares issued to shareholders in reinvestment of distributions	20,797,362	115,504,966
Shares redeemed	(159,723,301)	(886,805,280)

Net increase (decrease) in shares outstanding before conversion	116,985,283	650,323,912
Shares converted into Class R6 (See Note 1)	109,898,841	600,047,709
Shares converted from Class R6 (See Note 1)	(1,330,027)	(7,368,396)

Net increase (decrease)	225,554,097	$1,243,003,225

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	4,513	$25,000
Shares issued to shareholders in reinvestment of distributions	41	226

Net increase (decrease)	4,554	$25,226

(a)	The inception date of the class was August 31, 2020.

Note 12–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 14–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

45

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay High Yield Corporate Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians, agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

46	MainStay MacKay High Yield Corporate Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2020, the Fund designated approximately $43,017,132 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 7.37% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

47

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

48	MainStay MacKay High Yield Corporate Bond Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

49

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

50	MainStay MacKay High Yield Corporate Bond Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1717584 MS203-20	MSHY11-12/20 (NYLIM) NL212

MainStay MacKay International Equity Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@ nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	3.80 9.84%	6.04 7.24%	4.45 5.04%	1.35 1.35%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	3.39 9.40	5.66 6.86	4.09 4.68	1.75 1.75
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9/13/1994	3.57 8.57	5.74 6.06	3.90 3.90	2.50 2.50
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	7.64 8.64	6.07 6.07	3.90 3.90	2.50 2.50
Class I Shares	No Sales Charge		1/2/2004	10.22	7.56	5.32	1.10
Class R1 Shares	No Sales Charge		1/2/2004	10.05	7.41	5.20	1.20
Class R2 Shares	No Sales Charge		1/2/2004	9.72	7.14	4.93	1.45
Class R3 Shares	No Sales Charge		4/28/2006	9.46	6.88	4.67	1.70
Class R6 Shares	No Sales Charge		2/28/2019	10.27	7.57	N/A	1.00

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

MSCI ACWI® Ex U.S. Index[5]	–2.61%	4.26%	3.43%
MSCI EAFE® Index[6]	–6.86	2.85	3.82
Morningstar Foreign Large Growth Category Average[7]	12.71	7.86	6.47

5.

The Fund has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index for comparison purposes. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,165.90	$6.53	$1,019.10	$6.09	1.20%

Investor Class Shares	$1,000.00	$1,163.70	$8.32	$1,017.44	$7.76	1.53%

Class B Shares	$1,000.00	$1,159.10	$12.37	$1,013.67	$11.54	2.28%

Class C Shares	$1,000.00	$1,159.80	$12.38	$1,013.67	$11.54	2.28%

Class I Shares	$1,000.00	$1,167.90	$4.63	$1,020.86	$4.32	0.85%

Class R1 Shares	$1,000.00	$1,167.00	$5.72	$1,019.86	$5.33	1.05%

Class R2 Shares	$1,000.00	$1,165.60	$7.08	$1,018.60	$6.60	1.30%

Class R3 Shares	$1,000.00	$1,164.20	$8.43	$1,017.34	$7.86	1.55%

Class R6 Shares	$1,000.00	$1,168.50	$4.52	$1,020.96	$4.22	0.83%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2020 (Unaudited)

United Kingdom	16.5%

Germany	13.2

Japan	11.8

Netherlands	7.5

France	6.1

Denmark	5.5

India	5.0

Spain	5.0

Ireland	4.8

China	4.5

United States	4.2

Switzerland	3.2%

Taiwan	3.2

Sweden	2.8

Canada	2.4

Brazil	1.3

Mexico	1.0

Argentina	0.9

Israel	0.9

Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Koninklijke Philips N.V.

2.	Tencent Holdings, Ltd.

3.	CyberAgent, Inc.

4.	Prudential PLC

5.	Accenture PLC, Class A
6.	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR

7.	Novo Nordisk A/S, Class B

8.	Housing Development Finance Corp., Ltd.

9.	St. James’s Place PLC

10.	Diageo PLC

8	MainStay MacKay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Equity Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay International Equity Fund returned 10.22%, outperforming the –2.61% return of the Fund’s primary benchmark, the MSCI ACWI® Ex U.S. Index, and the –6.86% return of the Fund’s secondary benchmark, the MSCI EAFE® Index. Over the same reporting period, Class I shares underperformed the 12.71% return of the Morningstar Foreign Large Growth Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund outperformed the MSCI ACWI® Ex U.S. Index on the basis of strong stock selection and, to a slightly lesser degree, positive asset allocation.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S. Index included the health care, communication services, and industrials sectors. (Contributions take weightings and total returns into account.) During the same period, the weakest contributor to benchmark-relative performance was the consumer discretionary sector.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The leading contributors to the Fund’s absolute performance during the reporting period included Chinese Internet value-added services provider Tencent; Japanese Internet-based services provider CyberAgent; and Swiss contract development and manufacturing organization (“CDMO”) Lonza Group. The most significant detractors from the Fund’s absolute performance during the same period were U.K.-domiciled multinational food caterer Compass Group; Mexican bank Regional; and Japanese online apparel shopping site operator ZOZO.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest initial purchase was in French prepaid corporate services specialist Edenred, while the largest increased position size was in CyberAgent. The Fund’s largest full sale was in U.K. specialty chemicals company Johnson Matthey, while the most significantly reduced position size was in Irish clinical research outsourcer ICON.

How did the Fund’s sector and/or country weightings change during the reporting period?

During the reporting period, the Fund’s largest increases in sector exposure relative to the MSCI ACWI® Ex U.S. Index were in information technology and communication services. Conversely, the Fund’s largest decreases in benchmark-relative sector exposure were in consumer discretionary and health care.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, compared to the MSCI ACWI® Ex U.S. Index, the Fund held overweight exposure to the information technology and health care sectors. As of the same date, the Fund held underweight exposure to the consumer discretionary and consumer staples sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 96.8%†
Argentina 0.9%
Globant S.A. (IT Services) (a)	15,830	$2,859,056

Brazil 1.3%
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	381,609	4,372,780

Canada 2.4%
Constellation Software, Inc. (Software)	7,440	7,810,185

China 4.5%
Tencent Holdings, Ltd. (Interactive Media & Services)	191,418	14,592,459

Denmark 5.5%
Chr Hansen Holding A/S (Chemicals)	75,765	7,631,024
Novo Nordisk A/S, Class B (Pharmaceuticals)	163,419	10,496,194

		18,127,218

France 6.1%
Dassault Systemes S.E. (Software)	33,856	5,778,524
Edenred (IT Services)	204,894	9,554,738
Teleperformance S.E. (Professional Services)	15,665	4,701,541

		20,034,803

Germany 13.2%
Carl Zeiss Meditec A.G. (Health Care Equipment & Supplies)	27,239	3,518,181
Deutsche Boerse A.G. (Capital Markets)	59,324	8,729,736
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	116,009	8,860,507
SAP S.E. (Software)	75,754	8,071,879
Scout24 A.G. (Interactive Media & Services) (b)	78,034	6,284,511
Symrise A.G. (Chemicals)	63,199	7,791,060

		43,255,874

India 5.0%
HDFC Bank, Ltd. (Banks) (a)	387,375	6,180,646
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	399,253	10,349,357

		16,530,003

Ireland 4.8%
Accenture PLC, Class A (IT Services)	51,563	11,184,530
ICON PLC (Life Sciences Tools & Services) (a)	25,286	4,559,066

		15,743,596

Israel 0.9%
Nice, Ltd., Sponsored ADR (Software) (a)	13,179	3,008,239

Japan 11.8%
CyberAgent, Inc. (Media)	194,300	12,155,929

	Shares	Value
Japan (continued)
Menicon Co., Ltd. (Health Care Equipment & Supplies)	88,300	$6,224,309
Relo Group, Inc. (Real Estate Management & Development)	334,900	7,990,641
SMS Co., Ltd. (Professional Services)	187,300	5,492,249
TechnoPro Holdings, Inc. (Professional Services)	111,000	6,859,640

		38,722,768

Mexico 1.0%
Regional S.A.B. de C.V. (Banks) (a)	1,186,405	3,221,133

Netherlands 7.5%
Koninklijke DSM N.V. (Chemicals)	55,275	8,848,486
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	335,175	15,565,668

		24,414,154

Spain 5.0%
Amadeus IT Group S.A. (IT Services)	138,739	6,623,262
Industria de Diseno Textil S.A. (Specialty Retail) (c)	392,770	9,693,146

		16,316,408

Sweden 2.8%
Hexagon A.B., Class B (Electronic Equipment, Instruments & Components)	124,158	9,074,931

Switzerland 3.2%
Lonza Group A.G., Registered (Life Sciences Tools & Services)	5,814	3,520,293
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	73,230	7,094,523

		10,614,816

Taiwan 3.2%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	125,182	10,499,014

United Kingdom 16.5%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	244,499	3,484,232
Diageo PLC (Beverages)	301,039	9,745,997
Experian PLC (Professional Services)	89,473	3,265,248
HomeServe PLC (Commercial Services & Supplies)	448,826	6,425,066
Linde PLC (Chemicals)	40,954	9,023,804
Prudential PLC (Insurance)	979,756	11,966,710
St. James’s Place PLC (Capital Markets)	860,833	10,027,957

		53,939,014

10	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States 1.2%
STERIS PLC (Health Care Equipment & Supplies)	22,754	$4,031,781

Total Common Stocks (Cost $275,049,945)		317,168,232

Short-Term Investments 3.0%
Affiliated Investment Company 0.2%
United States 0.2%
MainStay U.S. Government Liquidity Fund, 0.02% (d)	565,442	565,442

Unaffiliated Investment Company 2.8%
United States 2.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (d)(e)	9,261,517	9,261,517

Total Short-Term Investments (Cost $9,826,959)		9,826,959

Total Investments (Cost $284,876,904)	99.8%	326,995,191
Other Assets, Less Liabilities	0.2	678,019
Net Assets	100.0%	$327,673,210
†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $8,723,081.The Fund received cash collateral with a value of $9,261,517.(See Note 2(I)).

(d)	Current yield as of October 31, 2020.

(e)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$317,168,232	$—	$—	$317,168,232
Short-Term Investments
Affiliated Investment Company	565,442	—	—	565,442
Unaffiliated Investment Company	9,261,517	—	—	9,261,517

Total Short-Term Investments	9,826,959	—	—	9,826,959

Total Investments in Securities	$326,995,191	$—	$—	$326,995,191

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Banks	$9,401,779	2.9%
Beverages	9,745,997	3.0
Capital Markets	18,757,693	5.7
Chemicals	33,294,374	10.2
Commercial Services & Supplies	6,425,066	2.0
Electronic Equipment, Instruments & Components	16,169,454	4.9
Equity Real Estate Investment Trusts	3,484,232	1.1
Health Care Equipment & Supplies	29,339,939	8.9
Health Care Providers & Services	13,233,287	4.0
Insurance	11,966,710	3.6
Interactive Media & Services	20,876,970	6.4
IT Services	30,221,586	9.2
Life Sciences Tools & Services	8,079,359	2.5
Media	12,155,929	3.7
Pharmaceuticals	10,496,194	3.2
Professional Services	20,318,678	6.2
Real Estate Management & Development	7,990,641	2.4
Semiconductors & Semiconductor Equipment	10,499,014	3.2
Software	24,668,827	7.5
Specialty Retail	9,693,146	3.0
Thrifts & Mortgage Finance	10,349,357	3.2

	317,168,232	96.8
Short-Term Investments	9,826,959	3.0
Other Assets, Less Liabilities	678,019	0.2

Net Assets	$327,673,210	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $284,311,462) including securities on loan of $8,723,081	$326,429,749
Investment in affiliated investment company, at value (identified cost $565,442)	565,442
Cash denominated in foreign currencies (identified cost $9,899,663)	9,782,446
Receivables:
Dividends	578,010
Fund shares sold	77,935
Securities lending	1,927
Other assets	45,407

Total assets	337,480,916

Liabilities
Cash collateral received for securities on loan	9,261,517
Payables:
Manager (See Note 3)	199,935
Fund shares redeemed	174,506
Transfer agent (See Note 3)	45,459
Foreign capital gains tax (See Note 2(C))	40,199
NYLIFE Distributors (See Note 3)	24,248
Professional fees	21,848
Shareholder communication	21,040
Custodian	18,513
Trustees	441

Total liabilities	9,807,706

Net assets	$327,673,210

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$178,738
Additional paid-in capital	276,053,336

276,232,074
Total distributable earnings (loss)	51,441,136

Net assets	$327,673,210

Class A
Net assets applicable to outstanding shares	$61,795,322

Shares of beneficial interest outstanding	3,381,650

Net asset value per share outstanding	$18.27
Maximum sales charge (5.50% of offering price)	1.06

Maximum offering price per share outstanding	$19.33

Investor Class
Net assets applicable to outstanding shares	$21,699,203

Shares of beneficial interest outstanding	1,201,416

Net asset value per share outstanding	$18.06
Maximum sales charge (5.00% of offering price)	0.95

Maximum offering price per share outstanding	$19.01

Class B
Net assets applicable to outstanding shares	$2,367,777

Shares of beneficial interest outstanding	150,392

Net asset value and offering price per share outstanding	$15.74

Class C
Net assets applicable to outstanding shares	$2,952,041

Shares of beneficial interest outstanding	187,482

Net asset value and offering price per share outstanding	$15.75

Class I
Net assets applicable to outstanding shares	$35,879,812

Shares of beneficial interest outstanding	1,946,991

Net asset value and offering price per share outstanding	$18.43

Class R1
Net assets applicable to outstanding shares	$142,636

Shares of beneficial interest outstanding	7,792

Net asset value and offering price per share outstanding	$18.31

Class R2
Net assets applicable to outstanding shares	$485,797

Shares of beneficial interest outstanding	26,547

Net asset value and offering price per share outstanding	$18.30

Class R3
Net assets applicable to outstanding shares	$1,140,320

Shares of beneficial interest outstanding	63,083

Net asset value and offering price per share outstanding	$18.08

Class R6
Net assets applicable to outstanding shares	$201,210,302

Shares of beneficial interest outstanding	10,908,476

Net asset value and offering price per share outstanding	$18.45

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends (a)	$3,550,837
Securities lending	50,253
Interest	8,574
Other	63

Total income	3,609,727

Expenses
Manager (See Note 3)	2,839,641
Transfer agent (See Note 3)	283,090
Distribution/Service—Class A (See Note 3)	146,882
Distribution/Service—Investor Class (See Note 3)	56,553
Distribution/Service—Class B (See Note 3)	27,788
Distribution/Service—Class C (See Note 3)	34,212
Distribution/Service—Class R2 (See Note 3)	1,133
Distribution/Service—Class R3 (See Note 3)	5,500
Registration	128,949
Custodian	107,046
Professional fees	103,381
Shareholder communication	31,203
Trustees	7,525
Shareholder service (See Note 3)	1,735
Miscellaneous	33,308

Total expenses before waiver/reimbursement	3,807,946
Expense waiver/reimbursement from Manager (See Note 3)	(659,274)

Net expenses	3,148,672

Net investment income (loss)	461,055

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	10,463,697
Foreign currency forward transactions	682
Foreign currency transactions	(130,413)

Net realized gain (loss)	10,333,966

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (b)	17,853,419
Translation of other assets and liabilities in foreign currencies	(72,487)

Net change in unrealized appreciation (depreciation)	17,780,932

Net realized and unrealized gain (loss)	28,114,898

Net increase (decrease) in net assets resulting from operations	$28,575,953

(a)	Dividends recorded net of foreign withholding taxes in the amount of $312,890.

(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(33,201).

14	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$461,055	$2,286,041
Net realized gain (loss)	10,333,966	9,379,454
Net change in unrealized appreciation (depreciation)	17,780,932	22,656,074

Net increase (decrease) in net assets resulting from operations	28,575,953	34,321,569

Distributions to shareholders:
Class A	(1,722,435)	(588,241)
Investor Class	(658,491)	(216,775)
Class B	(97,268)	(45,981)
Class C	(119,383)	(75,618)
Class I	(1,446,255)	(2,235,732)
Class R1	(8,457)	(20,555)
Class R2	(12,558)	(4,901)
Class R3	(31,572)	(8,671)
Class R6	(6,312,311)	—

Total distributions to shareholders	(10,408,730)	(3,196,474)

Capital share transactions:
Net proceeds from sale of shares	37,289,281	52,866,647
Net asset value of shares issued to shareholders in reinvestment of distributions	10,370,218	3,166,285
Cost of shares redeemed	(49,485,401)	(84,971,939)

Increase (decrease) in net assets derived from capital share transactions	(1,825,902)	(28,939,007)

Net increase (decrease) in net assets	16,341,321	2,186,088

Net Assets
Beginning of year	311,331,889	309,145,801

End of year	$327,673,210	$311,331,889

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$17.12	$15.48	$16.38	$13.51	$13.51

Net investment income (loss) (a)	(0.01)	0.09	0.03	0.00 ‡	0.04

Net realized and unrealized gain (loss) on investments	1.69	1.73	(0.83)	2.90	(0.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)	(0.01)	0.01	0.01

Total from investment operations	1.67	1.79	(0.81)	2.91	0.01

Less distributions:

From net investment income	(0.05)	—	(0.09)	(0.04)	(0.01)

From net realized gain on investments	(0.47)	(0.15)	—	—	—

Total distributions	(0.52)	(0.15)	(0.09)	(0.04)	(0.01)

Net asset value at end of year	$18.27	$17.12	$15.48	$16.38	$13.51

Total investment return (b)	9.84%	11.74%	(4.98%)	21.59%	0.05%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.09%)	0.57%	0.17%	0.01%	0.28	%(c)

Net expenses (d)	1.21%	1.21%	1.32%	1.34%	1.32	%(e)

Expenses (before waiver/reimbursement) (d)	1.40%	1.35%	1.32%	1.34%	1.32	%(e)

Portfolio turnover rate	135%	58%	53%	45%	33%

Net assets at end of year (in 000’s)	$61,795	$57,566	$59,304	$54,553	$41,891

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.33%.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$16.94	$15.38	$16.27	$13.43	$13.47

Net investment income (loss) (a)	(0.07)	0.03	(0.03)	(0.04)	(0.01)

Net realized and unrealized gain (loss) on investments	1.67	1.71	(0.82)	2.87	(0.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)	(0.01)	0.01	0.01

Total from investment operations	1.59	1.71	(0.86)	2.84	(0.04)

Less distributions:

From net investment income	—	—	(0.03)	—	—

From net realized gain on investments	(0.47)	(0.15)	—	—	—

Total distributions	(0.47)	(0.15)	(0.03)	—	—

Net asset value at end of year	$18.06	$16.94	$15.38	$16.27	$13.43

Total investment return (b)	9.40%	11.36%	(5.31%)	21.15%	(0.30%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.43%)	0.21%	(0.19%)	(0.26%)	(0.11	%)(c)

Net expenses (d)	1.56%	1.59%	1.66%	1.69%	1.69	% (e)

Expenses (before waiver/reimbursement) (d)	1.75%	1.75%	1.70%	1.69%	1.69	% (e)

Portfolio turnover rate	135%	58%	53%	45%	33%

Net assets at end of year (in 000’s)	$21,699	$23,870	$21,679	$25,029	$31,523

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.70%.

16	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.94	$13.68	$14.55	$12.10	$12.23

Net investment income (loss) (a)	(0.18)	(0.08)	(0.14)	(0.14)	(0.10)

Net realized and unrealized gain (loss) on investments	1.46	1.51	(0.72)	2.58	(0.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.01)	0.01	0.01

Total from investment operations	1.27	1.41	(0.87)	2.45	(0.13)

Less distributions:

From net realized gain on investments	(0.47)	(0.15)	—	—	—

Net asset value at end of year	$15.74	$14.94	$13.68	$14.55	$12.10

Total investment return (b)	8.57%	10.49%	(5.98%)	20.25%	(1.06%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.20%)	(0.59%)	(0.95%)	(1.05%)	(0.86	%)(c)

Net expenses (d)	2.31%	2.35%	2.41%	2.44%	2.44	% (e)

Expenses (before waiver/reimbursement) (d)	2.50%	2.50%	2.44%	2.44%	2.44	% (e)

Portfolio turnover rate	135%	58%	53%	45%	33%

Net assets at end of year (in 000’s)	$2,368	$3,345	$4,404	$6,210	$6,991

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.93	$13.68	$14.56	$12.10	$12.23

Net investment income (loss) (a)	(0.18)	(0.09)	(0.14)	(0.14)	(0.10)

Net realized and unrealized gain (loss) on investments	1.48	1.51	(0.73)	2.59	(0.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.01)	0.01	0.01

Total from investment operations	1.29	1.40	(0.88)	2.46	(0.13)

Less distributions:

From net realized gain on investments	(0.47)	(0.15)	—	—	—

Net asset value at end of year	$15.75	$14.93	$13.68	$14.56	$12.10

Total investment return (b)	8.64%	10.49%	(6.04%)	20.33%	(1.06%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.20%)	(0.65%)	(0.93%)	(1.05%)	(0.84	%)(c)

Net expenses (d)	2.31%	2.35%	2.41%	2.44%	2.44	% (e)

Expenses (before waiver/reimbursement) (d)	2.50%	2.50%	2.44%	2.44%	2.44	% (e)

Portfolio turnover rate	135%	58%	53%	45%	33%

Net assets at end of year (in 000’s)	$2,952	$3,915	$6,960	$7,564	$7,850

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$17.28	$15.57	$16.48	$13.59	$13.59

Net investment income (loss) (a)	0.05	0.09	0.07	0.05	0.07

Net realized and unrealized gain (loss) on investments	1.70	1.81	(0.84)	2.90	(0.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)	(0.01)	0.01	0.01

Total from investment operations	1.74	1.87	(0.78)	2.96	0.04

Less distributions:

From net investment income	(0.12)	(0.01)	(0.13)	(0.07)	(0.04)

From net realized gain on investments	(0.47)	(0.15)	—	—	—

Total distributions	(0.59)	(0.16)	(0.13)	(0.07)	(0.04)

Net asset value at end of year	$18.43	$17.28	$15.57	$16.48	$13.59

Total investment return (b)	10.22%	12.19%	(4.80%)	21.94%	0.29%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.27%	0.55%	0.42%	0.31%	0.54	%(c)

Net expenses (d)	0.85%	0.92%	1.07%	1.09%	1.07	%(e)

Expenses (before waiver/reimbursement) (d)	1.16%	1.10%	1.07%	1.09%	1.07	%(e)

Portfolio turnover rate	135%	58%	53%	45%	33%

Net assets at end of year (in 000’s)	$35,880	$43,280	$213,030	$205,009	$179,274

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,

Class R1	2020	2019	2018	2017	2016

Net asset value at beginning of year	$17.15	$15.48	$16.38	$13.51	$13.51

Net investment income (loss) (a)	(0.01)	0.05	0.05	0.03	0.06

Net realized and unrealized gain (loss) on investments	1.72	1.80	(0.83)	2.89	(0.05)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)	(0.01)	0.01	0.01

Total from investment operations	1.70	1.82	(0.79)	2.93	0.02

Less distributions:

From net investment income	(0.07)	—	(0.11)	(0.06)	(0.02)

From net realized gain on investments	(0.47)	(0.15)	—	—	—

Total distributions	(0.54)	(0.15)	(0.11)	(0.06)	(0.02)

Net asset value at end of year	$18.31	$17.15	$15.48	$16.38	$13.51

Total investment return (b)	10.05%	11.93%	(4.86%)	21.78%	0.18%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.05%)	0.33%	0.29%	0.21%	0.41	%(c)

Net expenses (d)	1.06%	1.11%	1.17%	1.19%	1.17	%(e)

Expenses (before waiver/reimbursement) (d)	1.25%	1.19%	1.17%	1.19%	1.17	%(e)

Portfolio turnover rate	135%	58%	53%	45%	33%

Net assets at end of year (in 000’s)	$143	$265	$2,109	$2,616	$2,478

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.18%.

18	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2020	2019	2018		2017		2016

Net asset value at beginning of year	$17.15	$15.52	$16.42		$13.54		$13.54

Net investment income (loss) (a)	(0.03)	0.06	(0.02)		0.01		0.01

Net realized and unrealized gain (loss) on investments	1.69	1.75	(0.79)		2.88		(0.01)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)	(0.01)		0.01		0.00 ‡

Total from investment operations	1.65	1.78	(0.82)		2.90		0.00 ‡

Less distributions:

From net investment income	(0.03)	—	(0.08)		(0.02)		—

From net realized gain on investments	(0.47)	(0.15)	—		—		—

Total distributions	(0.50)	(0.15)	(0.08)		(0.02)		—

Net asset value at end of year	$18.30	$17.15	$15.52		$16.42		$13.54

Total investment return (b)	9.72%	11.64%	(5.06	%)(c)	21.55	%(c)	(0.07%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.18%)	0.38%	(0.13%)		0.06%		0.08%

Net expenses (d)	1.31%	1.31%	1.42%		1.44%		1.42%

Expenses (before waiver/reimbursement) (d)	1.50%	1.45%	1.42%		1.44%		1.42%

Portfolio turnover rate	135%	58%	53%		45%		33%

Net assets at end of year (in 000’s)	$486	$454	$602		$1,201		$847

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R3	2020	2019	2018		2017	2016

Net asset value at beginning of year	$16.96	$15.38	$16.29		$13.44	$13.48

Net investment income (loss) (a)	(0.08)	0.03	(0.04)		(0.04)	(0.01)

Net realized and unrealized gain (loss) on investments	1.68	1.73	(0.82)		2.88	(0.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)	(0.01)		0.01	0.01

Total from investment operations	1.59	1.73	(0.87)		2.85	(0.04)

Less distributions:

From net investment income	—	—	(0.04)		—	—

From net realized gain on investments	(0.47)	(0.15)	—		—	—

Total distributions	(0.47)	(0.15)	(0.04)		—	—

Net asset value at end of year	$18.08	$16.96	$15.38		$16.29	$13.44

Total investment return (b)	9.46%	11.35%	(5.39	%)(c)	21.21%	(0.30%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.46%)	0.22%	(0.21%)		(0.27%)	(0.11	%)(d)

Net expenses (e)	1.56%	1.56%	1.67%		1.69%	1.67	% (f)

Expenses (before reimbursement/waiver) (e)	1.75%	1.70%	1.67%		1.69%	1.67	% (f)

Portfolio turnover rate	135%	58%	53%		45%	33%

Net assets at end of year (in 000’s)	$1,140	$1,154	$1,057		$1,446	$1,108

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.68%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class R6	Year ended October 31, 2020	February 28, 2019^ through October 31, 2019

Net asset value at beginning of period	$17.28	$16.13

Net investment income (loss) (a)	0.05	0.15

Net realized and unrealized gain (loss) on investments	1.71	1.02

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)

Total from investment operations	1.75	1.15

Less distributions:

From net investment income	(0.11)	—

From net realized gain on investments	(0.47)	—

Total distributions	(0.58)	—

Net asset value at end of period	$18.45	$17.28

Total investment return (b)	10.27%	7.13%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.31%	1.37	%††

Net expenses (c)	0.83%	0.83	%††

Expenses (before waiver/reimbursement) (c)	1.02%	1.00	%††

Portfolio turnover rate	135%	58%

Net assets at end of period (in 000’s)	$201,210	$177,483

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay International Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on February 28, 2019. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally,

Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

21

Notes to Financial Statements (continued)

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresh-

22	MainStay MacKay International Equity Fund

olds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2020, were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial state-

ments. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including

23

Notes to Financial Statements (continued)

those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $8,723,081 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $9,261,517.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denomi-

24	MainStay MacKay International Equity Fund

nated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2020, the Fund did not hold any foreign currency forward contracts.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Total

Forward Contracts	$682	$682

Total Net Realized Gain (Loss)	$682	$682

Average Notional Amount	Foreign Exchange Contracts Risk	Total

Forward Contracts Short (a)	$107,592	$107,592

(a)	Positions were open less than one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage

25

Notes to Financial Statements (continued)

and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 0.85% and Class R6, 0.83%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class R6 shares waiver/reimbursement to the Class A, Investor Class, Class B, Class C, Class R1, Class R2 and Class R3 shares. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $2,839,641 and waived fees and/or reimbursed expenses in the amount of $659,274 and paid the Subadvisor in the amount of $1,089,956.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)   Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$181
Class R2	454
Class R3	1,100

(C)   Sales Charges.  The Fund was also advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $9,488 and $5,871, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2020, of $867, $1,507 and $103, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

26	MainStay MacKay International Equity Fund

Class	Expense	Waived
Class A	$80,082	$—
Investor Class	109,660	—
Class B	13,523	—
Class C	16,614	—
Class I	53,204	—
Class R1	250	—
Class R2	617	—
Class R3	1,498	—
Class R6	7,642	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$599	$31,238	$(31,272)	$—	$—	$565	$3	$—	565

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$82,530,748	41.0%

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$288,930,880	$50,165,677	$(12,101,366)	$38,064,311

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$8,006,576	$5,547,731	$(30,291)	$37,917,120	$51,441,136

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (“PFIC”) adjustments. The other temporary differences are primarily due to foreign taxes payable.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$1,693,597	$119,582
Long-Term Capital Gain	8,715,133	3,076,892
Total	$10,408,730	$3,196,474

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by

27

Notes to Financial Statements (continued)

New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $413,014 and $424,913, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	305,883	$5,330,979
Shares issued to shareholders in reinvestment of distributions	95,951	1,698,341
Shares redeemed	(600,551)	(10,083,501)

Net increase (decrease) in shares outstanding before conversion	(198,717)	(3,054,181)
Shares converted into Class A (See Note 1)	223,664	4,030,614
Shares converted from Class A (See Note 1)	(5,124)	(79,523)

Net increase (decrease)	19,823	$896,910

Year ended October 31, 2019:
Shares sold	891,776	$14,799,175
Shares issued to shareholders in reinvestment of distributions	39,110	581,950
Shares redeemed	(1,432,293)	(23,509,575)

Net increase (decrease) in shares outstanding before conversion	(501,407)	(8,128,450)
Shares converted into Class A (See Note 1)	87,551	1,426,304
Shares converted from Class A (See Note 1)	(55,231)	(895,055)

Net increase (decrease)	(469,087)	$(7,597,201)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	83,420	$1,384,378
Shares issued to shareholders in reinvestment of distributions	37,405	656,557
Shares redeemed	(147,323)	(2,489,350)

Net increase (decrease) in shares outstanding before conversion	(26,498)	(448,415)
Shares converted into Investor Class (See Note 1)	27,800	458,079
Shares converted from Investor Class (See Note 1)	(208,691)	(3,739,070)

Net increase (decrease)	(207,389)	$(3,729,406)

Year ended October 31, 2019:
Shares sold	387,057	$6,426,137
Shares issued to shareholders in reinvestment of distributions	14,658	216,498
Shares redeemed	(451,502)	(7,463,061)

Net increase (decrease) in shares outstanding before conversion	(49,787)	(820,426)
Shares converted into Investor Class (See Note 1)	110,259	1,756,513
Shares converted from Investor Class (See Note 1)	(61,483)	(998,419)

Net increase (decrease)	(1,011)	$(62,332)

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,072	$15,470
Shares issued to shareholders in reinvestment of distributions	6,316	97,267
Shares redeemed	(39,599)	(579,400)

Net increase (decrease) in shares outstanding before conversion	(32,211)	(466,663)
Shares converted from Class B (See Note 1)	(41,338)	(610,299)

Net increase (decrease)	(73,549)	$(1,076,962)

Year ended October 31, 2019:
Shares sold	116,426	$1,720,865
Shares issued to shareholders in reinvestment of distributions	3,501	45,898
Shares redeemed	(171,357)	(2,495,992)

Net increase (decrease) in shares outstanding before conversion	(51,430)	(729,229)
Shares converted from Class B (See Note 1)	(46,670)	(652,096)

Net increase (decrease)	(98,100)	$(1,381,325)

28	MainStay MacKay International Equity Fund

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	17,456	$265,182
Shares issued to shareholders in reinvestment of distributions	7,668	118,089
Shares redeemed	(95,370)	(1,445,206)

Net increase (decrease) in shares outstanding before conversion	(70,246)	(1,061,935)
Shares converted from Class C (See Note 1)	(4,412)	(64,219)

Net increase (decrease)	(74,658)	$(1,126,154)

Year ended October 31, 2019:
Shares sold	62,946	$898,110
Shares issued to shareholders in reinvestment of distributions	5,556	72,842
Shares redeemed	(269,808)	(3,860,218)

Net increase (decrease) in shares outstanding before conversion	(201,306)	(2,889,266)
Shares converted from Class C (See Note 1)	(45,392)	(638,968)

Net increase (decrease)	(246,698)	$(3,528,234)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	176,080	$3,133,855
Shares issued to shareholders in reinvestment of distributions	80,878	1,438,833
Shares redeemed	(815,405)	(13,551,566)

Net increase in shares outstanding before conversion	(558,447)	(8,978,878)
Shares converted into Class I (See Note 1)	232	4,418

Net increase (decrease)	(558,215)	$(8,974,460)

Year ended October 31, 2019:
Shares sold	1,072,727	$17,223,161
Shares issued to shareholders in reinvestment of distributions	149,207	2,233,635
Shares redeemed	(1,629,800)	(26,063,040)

Net increase (decrease) in shares outstanding before conversion	(407,866)	(6,606,244)
Shares converted into Class I (See Note 1)	104	1,721
Shares converted from Class I (See Note 1)	(10,765,614)	(174,508,600)

Net increase (decrease)	(11,173,376)	$(181,113,123)

Class R1	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,016	$17,294
Shares issued to shareholders in reinvestment of distributions	478	8,457
Shares redeemed	(9,157)	(160,158)

Net increase (decrease)	(7,663)	$(134,407)

Year ended October 31, 2019:
Shares sold	1,899	$30,050
Shares issued to shareholders in reinvestment of distributions	204	3,038
Shares redeemed	(122,890)	(1,840,520)

Net increase (decrease)	(120,787)	$(1,807,432)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,521	$26,460
Shares issued to shareholders in reinvestment of distributions	501	8,885
Shares redeemed	(1,949)	(34,210)

Net increase (decrease)	73	$1,135

Year ended October 31, 2019:
Shares sold	3,373	$53,250
Shares issued to shareholders in reinvestment of distributions	254	3,783
Shares redeemed	(15,961)	(257,168)

Net increase (decrease)	(12,334)	$(200,135)

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	14,635	$248,807
Shares issued to shareholders in reinvestment of distributions	1,793	31,478
Shares redeemed	(21,410)	(336,531)

Net increase (decrease)	(4,982)	$(56,246)

Year ended October 31, 2019:
Shares sold	16,622	$265,663
Shares issued to shareholders in reinvestment of distributions	585	8,641
Shares redeemed	(17,844)	(273,670)

Net increase (decrease)	(637)	$634

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,496,857	$26,866,856
Shares issued to shareholders in reinvestment of distributions	354,425	6,312,311
Shares redeemed	(1,215,108)	(20,805,479)

Net increase (decrease)	636,174	$12,373,688

Period ended October 31, 2019 (a):
Shares sold	687,023	$11,450,236
Shares redeemed	(1,178,021)	(19,208,695)

Net increase (decrease) in shares outstanding before conversion	(490,998)	(7,758,459)
Shares converted into Class R6 (See Note 1)	10,763,300	174,508,600

Net increase (decrease)	10,272,302	$166,750,141

(a)	The inception date of the class was February 28, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the

29

Notes to Financial Statements (continued)

removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

30	MainStay MacKay International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay International Equity Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

31

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $8,715,133 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $1,800,135 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2020:

•	the total amount of taxes credited to foreign countries was $261,180.

•	the total amount of income sourced from foreign countries was $2,558,128.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

32	MainStay MacKay International Equity Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

34	MainStay MacKay International Equity Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay MacKay International Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1715994 MS203-20	MSIE11-12/20 (NYLIM) NL213

MainStay MacKay Tax Free

Bond Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–1.01 3.66%	3.08 4.04%	4.11 4.59%	0.78 0.78%
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.03 3.64	3.11 4.06	4.09 4.57	0.77 0.77
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–1.62 3.38	3.46 3.81	4.31 4.31	1.02 1.02
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	2.38 3.38	3.81 3.81	4.31 4.31	1.02 1.02
Class C2 Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8/31/2020	–1.54 –0.54	N/A N/A	N/A N/A	1.17 1.17
Class I Shares	No Sales Charge		12/21/2009	3.91	4.32	4.86	0.53
Class R6 Shares	No Sales Charge		11/1/2019	3.95	N/A	N/A	0.45

*	Previously, the bar chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 1.0%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays Municipal Bond Index[5]	3.59%	3.70%	3.99%
Morningstar Muni National Long Category Average[6]	2.57	3.66	4.13

5.

The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad-based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,057.60	$3.88	$1,021.37	$3.81	0.75%

Investor Class Shares	$1,000.00	$1,058.30	$3.98	$1,021.27	$3.91	0.77%

Class B Shares	$1,000.00	$1,057.20	$5.27	$1,020.01	$5.18	1.02%

Class C Shares	$1,000.00	$1,057.20	$5.27	$1,020.01	$5.18	1.02%

Class C2 Shares[3,4]	$1,000.00	$1,031.00	$1.95	$1,006.42	$1.92	1.15%

Class I Shares	$1,000.00	$1,059.90	$2.59	$1,022.62	$2.54	0.50%

Class R6 Shares	$1,000.00	$1,059.10	$2.33	$1,022.87	$2.29	0.45%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for Class C2 share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.89 for Class C2 shares and the ending account value would have been $1,019 for Class C2 shares.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

New York	21.0%

California	16.1

Illinois	9.9

Texas	5.2

New Jersey	4.3

Pennsylvania	3.2

Connecticut	2.8

Florida	2.7

Georgia	2.5

Nevada	2.5

Michigan	2.3

South Carolina	2.2

Utah	2.0

Virginia	2.0

Puerto Rico	1.9

Colorado	1.3

Iowa	1.0

Louisiana	1.0

Missouri	1.0

Arizona	0.9

Ohio	0.8

Washington	0.8

Alabama	0.7

Delaware	0.7

Tennessee	0.7

Arkansas	0.6

District of Columbia	0.6

Oklahoma	0.6

U.S. Virgin Islands	0.6%

Idaho	0.5

Indiana	0.5

Kentucky	0.5

Maryland	0.5

Nebraska	0.5

Wisconsin	0.5

Guam	0.4

Minnesota	0.4

Montana	0.4

Oregon	0.4

Hawaii	0.3

Massachusetts	0.3

Rhode Island	0.3

Kansas	0.2

Alaska	0.1

Mississippi	0.1

New Hampshire	0.1

North Carolina	0.1

North Dakota	0.1

South Dakota	0.1

Vermont	0.1

Wyoming	0.1

Maine	0.0	‡

New Mexico	0.0	‡

Other Assets, Less Liabilities	1.6

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 3.00%–5.00%, due 5/1/32–11/1/42

2.	State of California, Unlimited General Obligation, 3.00%–5.25%, due 10/1/34–3/1/46

3.	State of Illinois, Unlimited General Obligation, 4.00%–6.00%, due 11/1/20–10/1/45

4.	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds, 5.00%, due 11/15/46–11/15/54

5.	San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, 5.00%, due 5/1/35–5/1/50
6.	South Carolina Public Service Authority, Revenue Bonds, 3.00%–5.25%, due 12/1/29–12/1/56

7.	Metropolitan Transportation Authority, Revenue Bonds, 4.00%–5.25%, due 2/1/22–11/15/41

8.	New York State Thruway Authority, Revenue Bonds, 3.50%–5.00%, due 1/1/31–1/1/50

9.	Hampton Roads Transportation Accountability Commission, Revenue Bonds, 4.00%–5.00%, due 7/1/50–7/1/55

10.	New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds, (zero coupon)–5.25%, due 12/15/26–6/15/46

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Tax Free Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay Tax Free Bond Fund returned 3.91%, outperforming the 3.59% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index. Over the same period, Class I shares also outperformed the 2.57% return of the Morningstar Muni National Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The below-investment-grade, tax-exempt segment of the municipal bond market underperformed the investment-grade, tax-exempt segment of the municipal bond market, while the overall municipal market underperformed the taxable bond market. Bonds with short-end maturities outperformed those with long-end maturities. Among ratings categories, higher-quality bonds outperformed their lower-quality counterparts. Municipal bonds from Texas and Michigan generally outperformed the market, while issues from Illinois and New York underperformed.

During the reporting period, the Fund outperformed the Bloomberg Barclays Municipal Bond Index primarily due to strong security selection.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid spread of the COVID-19 pandemic in March 2020 resulted in a significant risk-off response in the global financial markets. The municipal bond market’s response to the crisis reflected the significant disruption to our economy, the financial markets and, of course, our personal lives. During the early months of the pandemic, municipal volatility surged and credit spreads2 widened. The extreme volatility in the municipal market was primarily due to a liquidity squeeze exacerbated by a sharp repricing of credit risk. Market technical conditions were upended as investors in municipal bond mutual funds and exchange-traded funds sought to exit a market that offered little liquidity, resulting in severe price declines. During this time, yields of variable-rate demand notes spiked to over 9% and the new-issue market was shut down. Credit spreads widened as market participants attempted to discount the impact of an abrupt shutdown of the U.S. economy. Notably, some high-yield municipal bonds experienced price swings exceeding 10 points in a day. (A point represents one percent of a bond’s face value.) In our view, leveraged open-end mutual funds that were ill-prepared to meet shareholder redemptions contributed to municipal market volatility as they resorted to forced sales. (Contributions take weightings and total returns into account.)

The pandemic produced a significant credit shift in the municipal market. With mandatory stay-at-home requirements and the closing of large segments of the economy, including travel, leisure and retail, the economic conditions of state and local governments and related entities weakened. Fortunately, the municipal market’s credit condition at the start of 2020 was at an all-time high as state governments had accumulated large reserves due to record tax revenues in the wake of the Great Recession of 2007-2009. Nevertheless, as of the end of the reporting period, we believe that several municipal “front-line” sectors—including infrastructure, hospitals, state and local governments, and higher education—are likely to be the sectors most immediately impacted by the pandemic-related economic slowdown. We expect the magnitude of the impact to be a function of the duration and the severity of the crisis, as well as the specific geographic location of the credits.

Since the end of 2019, our municipal bond management team has increased the Fund’s overall credit quality, and added additional liquidity and cash reserves to offset short-term financial losses. This enabled the Fund to take advantage of the market dislocation and rotate into sectors and credits that were most adversely impacted by the pandemic. As the market returns to more historically normal conditions, we believe these positions will benefit from fiscal support from the federal government and medical advances to end the pandemic. As always, we continue to assess the ability of each municipal issuer to manage through these times. We continue to believe there will be limited defaults in the municipal market, reflective of historical market trends.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used U.S. Treasury futures in an attempt to maintain a neutral duration3 relative to the Bloomberg Barclays Municipal Bond Index. This hedge detracted from performance as Treasury yields were significantly lower on October 31, 2020 than at the beginning of the reporting period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

What was the Fund’s duration strategy during the reporting period?

During the reporting period, the Fund used a U.S. Treasury futures hedge to help remain neutral to the duration of the Bloomberg Barclays Municipal Bond Index. As of October 31, 2020, the Fund’s modified duration to worst4 was 5.27 years, while the Index had a modified duration to worst of 4.77 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, yield curve5 positioning in the special tax sector made the strongest positive contribution to the Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index. Security selection within the hospital sector further bolstered relative performance. While security selection in the state general obligation sector also proved accretive to relative returns, the Fund’s comparatively underweight exposure to the sector detracted from relative returns. Underweight exposure to the water & sewer sector undermined relative performance as well.

From a state perspective, California and Texas outperformed because many issuers in those states are high quality and rallied soon after the market dislocation in March 2020. Bonds trading at wider spreads in Illinois and New York lagged the overall market after widening out significantly during the spring. However, toward the end of the reporting period, spread paper began to rally; and if the trend continues, positions in those states could be well positioned to benefit.

Regarding credit quality, security selection in the A-rated bucket drove performance. During the reporting period, the Fund opportunistically bought positions in lower-quality investment-grade paper after the market dislocation in March 2020. Many of the positions were added at relatively high yields and spreads. As the market normalized from April thorough the end of the reporting period, many of these bonds proved to be strong drivers of relative performance. However, given that higher-quality paper rallied first after the dislocation in March, the Fund’s underweight exposure to AAA-rated bonds was a drag on relative performance.6

What were some of the Fund’s largest purchases and sales during the reporting period?

There were no material purchases or sales during the reporting period.

How did the Fund’s sector weighting change during the reporting period?

During the reporting period, the Fund increased its exposure to the transportation and state general obligation sectors. Among states, the Fund increased its exposure to bonds from New York, Connecticut and Illinois, while reducing exposure to bonds from Texas and California. Lastly, the Fund decreased its credit exposure to bonds rated AAA and AA+, and increased its credit exposure to bonds rated A.7

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held a small overweight position relative to the Bloomberg Barclays Municipal Bond Index in the local general obligation, housing, and transportation sectors. In addition, the Fund held overweight exposure to bonds from Illinois and New York. The Fund also held an overweight position relative to the Index in credits rated A and low AA.

As of the same date, the Fund held relatively underweight exposure to the state general obligation and prerefunded/ETM (escrowed to maturity) sectors. Additional underweight exposures included AAA-rated securities and bonds from California and Texas.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

6.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

7.

An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Municipal Bonds 98.4%† Long-Term Municipal Bonds 94.4%
Alabama 0.7%
City of Birmingham AL, Unlimited General Obligation Series A 5.00%, due 3/1/43 (a)	$2,650,000	$2,941,315
County of Jefferson AL, Sewer, Revenue Bonds Series D 6.00%, due 10/1/42	5,910,000	6,851,167
Health Care Authority of the City of Huntsville, HH Health System, Revenue Bonds Series B1 4.00%, due 6/1/45	11,060,000	12,191,438
Houston County Health Care Authority, Southeast Alabama Medical, Revenue Bonds 5.00%, due 10/1/25	1,000,000	1,167,140
Lower Alabama Gas District, Revenue Bonds
4.00%, due 12/1/50 (b)	750,000	857,678
Series A 5.00%, due 9/1/46	10,000,000	13,712,900
University of South Alabama, Revenue Bonds
Insured: AGM 4.00%, due 11/1/35	2,000,000	2,213,380
Insured: AGM 5.00%, due 11/1/29	1,110,000	1,340,913
Insured: AGM 5.00%, due 11/1/30	2,000,000	2,406,000
Water Works Board of the City of Birmingham, Revenue Bonds Series B 5.00%, due 1/1/32	6,140,000	7,534,578

		51,216,509

Alaska 0.1%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,822,001

Arizona 0.9%
Arizona Board of Regents, Revenue Bonds
Series A 5.00%, due 7/1/35	1,000,000	1,305,500
Series A 5.00%, due 7/1/37	1,500,000	1,942,095

	Principal Amount	Value
Arizona (continued)
Arizona Board of Regents, Revenue Bonds (continued)
Series A 5.00%, due 7/1/39	$2,000,000	$2,572,040
Series A 5.00%, due 7/1/41	3,500,000	4,470,060
Series A 5.00%, due 7/1/43	3,480,000	4,417,964
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,039,440
Arizona Industrial Development Authority, NCCU Properties LLC, Central University Project, Revenue Bonds Series A, Insured: BAM 4.00%, due 6/1/44	940,000	1,015,661
Arizona Industrial Development Authority, Phoenix Children’s Hospital, Revenue Bonds Series 2020A 4.00%, due 2/1/50	14,515,000	16,115,569
Maricopa County Industrial Development Authority, Banner Health Obligated Group, Revenue Bonds
Series 2019E 4.00%, due 1/1/45	7,000,000	7,977,760
Series 2019F 4.00%, due 1/1/45	10,850,000	12,365,528
5.00%, due 1/1/34	5,500,000	6,577,285
Maricopa County Unified School District No. 90 Saddle Mountain, Unlimited General Obligation Insured: AGM 4.00%, due 7/1/35	7,175,000	8,417,925

		68,216,827

Arkansas 0.5%
County of Pulaski AR, Arkansas Children’s Hospital, Revenue Bonds 5.00%, due 3/1/34	2,000,000	2,344,160
Pulaski County Special School District, Limited General Obligation Insured: State Aid Withholding 4.00%, due 2/1/48	15,500,000	16,126,820
Springdale Public Facilities Board, Arkansas Children’s Northwest, Revenue Bonds 5.00%, due 3/1/34	2,890,000	3,387,311

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arkansas (continued)
Springdale School District No. 50, Limited General Obligation
Insured: State Aid Withholding 4.00%, due 6/1/36	$2,500,000	$2,603,500
Insured: State Aid Withholding 4.00%, due 6/1/40	10,400,000	10,788,336
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/29	1,315,000	1,613,387
5.00%, due 10/1/30	1,110,000	1,355,998
5.00%, due 10/1/31	1,205,000	1,465,810

		39,685,322

California 15.1%
Alta Loma School District, Unlimited General Obligation
Series A 4.00%, due 8/1/45	4,500,000	5,270,895
Series B 5.00%, due 8/1/44	4,000,000	4,818,360
Antelope Valley Community College District, Election 2016, Unlimited General Obligation Series A 4.50%, due 8/1/38	11,500,000	13,490,305
Bay Area Toll Authority, Revenue Bonds Subseries S-H 5.00%, due 4/1/44	2,615,000	3,241,214
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds
4.00%, due 11/15/45	5,000,000	5,650,850
5.00%, due 11/15/49	24,410,000	28,485,738
California Health Facilities Financing Authority, CommonSpirit Health Obligated Group, Revenue Bonds Series A 4.00%, due 4/1/45	6,500,000	7,163,325
California Health Facilities Financing Authority, Providence St. Joseph Health, Revenue Bonds Series A 4.00%, due 10/1/35	1,230,000	1,378,006
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/41	5,000,000	6,136,550

	Principal Amount	Value
California (continued)
California Infrastructure & Economic Development Bank, Green Bond, Revenue Bonds 5.00%, due 8/1/49	$9,060,000	$11,051,569
California Municipal Finance Authority, CHF Davis I LLC, Revenue Bonds Insured: BAM 5.00%, due 5/15/36	4,400,000	5,282,288
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/23	405,000	446,743
5.00%, due 12/1/24	425,000	481,772
5.00%, due 12/1/25	450,000	522,657
5.00%, due 12/1/26	470,000	554,854
5.00%, due 12/1/27	495,000	592,188
5.00%, due 12/1/28	520,000	617,131
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/32	1,570,000	1,881,724
Insured: BAM 5.00%, due 5/15/32	1,500,000	1,828,470
Insured: BAM 5.00%, due 5/15/39	9,815,000	11,684,169
Insured: BAM 5.00%, due 5/15/43	11,750,000	13,852,662
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	16,000,000	4,901,280
California State Educational Facilities Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	5,000,000	6,136,550
California State University, Revenue Bonds Series A 5.00%, due 11/1/44	21,530,000	27,088,831
Chino Valley Unified School District, Limited General Obligation Series B 4.00%, due 8/1/45	14,310,000	16,761,446
Chula Vista Elementary School District, Revenue Bonds (zero coupon), due 8/1/23	5,000,000	4,949,100
City of Escondido CA, Unlimited General Obligation 5.00%, due 9/1/36	5,000,000	5,933,550

12	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
City of Long Beach CA Harbor, Revenue Bonds Series A 5.00%, due 12/15/20	$7,940,000	$7,984,146
City of Long Beach CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,015,650
City of Los Angeles CA, Wastewater System Revenue, Revenue Bonds Subseries A 5.00%, due 6/1/43	10,000,000	12,444,500
City of Los Angeles, Department of Airports, Los Angeles International Airport, Revenue Bonds
Subseries E 5.00%, due 5/15/36	3,205,000	3,942,855
Series C 5.00%, due 5/15/44 (c)	4,285,000	4,990,011
Subseries E 5.00%, due 5/15/44	10,230,000	12,303,621
City of Los Angeles, Department of Airports, Revenue Bonds
Series D 5.00%, due 5/15/30 (c)	1,225,000	1,423,377
Series D 5.00%, due 5/15/31 (c)	2,530,000	2,932,447
Series D 5.00%, due 5/15/33 (c)	1,000,000	1,153,360
Series D 5.00%, due 5/15/34 (c)	1,400,000	1,614,032
5.00%, due 5/15/37 (c)	2,350,000	2,860,161
Subseries E 5.00%, due 5/15/37	1,000,000	1,226,090
Series A 5.00%, due 5/15/40	6,850,000	8,520,235
City of Sacramento CA Transient Occupancy Tax Revenue, Convention Center Complex, Revenue Bonds
Series A 5.00%, due 6/1/28	2,700,000	3,233,169
Series A 5.00%, due 6/1/29	3,165,000	3,760,368
Series A 5.00%, due 6/1/30	4,920,000	5,801,812
Series A 5.00%, due 6/1/32	2,260,000	2,636,652
Series A 5.00%, due 6/1/33	1,225,000	1,422,237

	Principal Amount	Value
California (continued)
City of San Francisco CA, Public Utilities Commission Water, Revenue Bonds
Series D 3.00%, due 11/1/45	$2,000,000	$2,135,660
Series C 4.00%, due 11/1/50	12,500,000	14,683,500
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series F, Insured: BAM 5.00%, due 8/1/46	12,385,000	14,624,456
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	15,000,000	17,950,650
Compton Unified School District, Unlimited General Obligation
Series B, Insured: BAM (zero coupon), due 6/1/38	1,250,000	756,075
Series B, Insured: BAM (zero coupon), due 6/1/39	1,340,000	779,800
Series B, Insured: BAM (zero coupon), due 6/1/40	1,500,000	839,160
Series B, Insured: BAM (zero coupon), due 6/1/41	1,750,000	941,238
Corona-Norco Unified School District, Unlimited General Obligation Series C 4.00%, due 8/1/49	7,000,000	7,994,280
Cotati-Rohnert Park Unified School District, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/42	2,865,000	3,426,397
El Monte Union High School District, Unlimited General Obligation Series A 5.00%, due 6/1/49	17,390,000	20,758,791
Enterprise Elementary School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/49	5,000,000	5,922,150
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/41	3,000,000	3,627,510
Fontana Public Finance Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/32	1,320,000	1,531,609

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	$14,800,000	$7,355,748
Series C (zero coupon), due 8/1/36	15,500,000	7,156,195
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Subseries B-2, Insured: AGM 3.50%, due 1/15/53	4,800,000	5,188,896
Fresno Unified School District, Election 2001, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	2,838,060
Series G (zero coupon), due 8/1/33	10,000,000	4,394,800
Series G (zero coupon), due 8/1/41	23,485,000	5,910,940
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	5,410,000	6,349,014
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1 5.00%, due 6/1/33	12,545,000	15,257,605
Invesco California Value Municipal
Income Trust 1.14%, due 12/1/22 (b)(d)	80,000,000	80,000,000
Invesco Muni, Inc. 1.00%, due 12/1/22 (d)	5,000,000	5,000,000
Jurupa Unified School District, Unlimited General Obligation Series C 5.25%, due 8/1/43	5,500,000	6,956,785
Live Oak Elementary School District, Certificates of Participation Insured: AGM 5.00%, due 8/1/39	3,205,000	3,793,021
Live Oak Unified School District, Election 2016, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 8/1/48	1,500,000	1,807,545
Los Angeles County Metropolitan Transportation Authority, Green Bond, Revenue Bonds 4.00%, due 6/1/35	1,900,000	2,299,038
Los Angeles County Metropolitan Transportation Authority, Revenue Bonds
5.00%, due 6/1/35	23,015,000	30,312,366
5.00%, due 6/1/36	5,000,000	6,535,500

	Principal Amount	Value
California (continued)
Los Angeles County Public Works Financing Authority, Revenue Bonds Series E-1 5.00%, due 12/1/49	$7,630,000	$9,432,435
Los Angeles Unified School District, Election 2008, Unlimited General Obligation Series B-1 5.25%, due 7/1/42	68,405,000	84,680,602
Los Angeles Unified School District, Unlimited General Obligation
Series C 3.00%, due 7/1/35	4,400,000	4,744,740
Series C 4.00%, due 7/1/36	6,000,000	7,074,060
Series C 4.00%, due 7/1/37	5,000,000	5,872,050
Napa Valley Unified School District, Unlimited General Obligation Series C, Insured: AGM 4.00%, due 8/1/44	11,250,000	12,543,750
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM 5.00%, due 8/1/27	1,160,000	1,382,094
Insured: AGM 5.00%, due 8/1/28	1,755,000	2,082,062
Insured: AGM 5.00%, due 8/1/29	2,535,000	2,992,998
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	6,289,500
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,523,885
Richmond Joint Powers Financing Authority, Civic Center Project, Revenue Bonds Series A, Insured: AGM 5.00%, due 11/1/37	3,660,000	4,543,927
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation Series B, Insured: BAM 5.00%, due 10/1/30	2,645,000	3,086,450
Riverside County Transportation Commission, Sales Tax, Revenue Bonds Series B, 4.00%, due 6/1/36	20,000,000	23,172,000

14	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Riverside Unified School District, Election 2016, Unlimited General Obligation Series B, 4.00%, due 8/1/42	$5,000,000	$5,712,950
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,127,480
San Bernardino Community College District, Election 2018, Unlimited General Obligation Series A 3.00%, due 8/1/41	9,175,000	9,716,875
San Diego Association of Governments, South Bay Expressway, Senior Lien, Revenue Bonds
Series A 5.00%, due 7/1/30	2,475,000	2,965,619
Series A 5.00%, due 7/1/32	1,800,000	2,131,074
Series A 5.00%, due 7/1/38	1,150,000	1,335,714
San Diego County Regional Airport Authority, Revenue Bonds Series A 4.00%, due 7/1/38	1,750,000	2,000,863
San Diego County Water Authority, Revenue Bonds 5.00%, due 5/1/34	2,000,000	2,190,560
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	3,000,000	3,504,870
San Diego Unified School District, Unlimited General Obligation
Series D-2 2.00%, due 7/1/45	11,000,000	10,148,380
Series D-2 3.00%, due 7/1/41	10,000,000	10,698,800
Series M-2 3.00%, due 7/1/50	25,810,000	27,108,501
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds
Series E 5.00%, due 5/1/35 (c)	8,350,000	10,175,059

	Principal Amount	Value
California (continued)
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds (continued)
Series E 5.00%, due 5/1/37 (c)	$3,210,000	$3,882,367
Series A 5.00%, due 5/1/47 (c)	9,000,000	10,348,380
2nd Series 5.00%, due 5/1/48 (c)	9,000,000	10,421,280
Series A 5.00%, due 5/1/49 (c)	23,995,000	28,246,194
Series E 5.00%, due 5/1/50 (c)	15,000,000	17,639,850
Series F 5.00%, due 5/1/50	29,580,000	35,406,668
San Francisco City & County International Airports Commission, Revenue Bonds Series E 5.00%, due 5/1/45 (c)	3,250,000	3,842,832
San Jose Evergreen Community College District, Election 2016, Unlimited General Obligation
Series B 3.00%, due 9/1/35	1,250,000	1,367,913
Series B 3.00%, due 9/1/36	1,700,000	1,853,102
Series B 3.00%, due 9/1/37	1,565,000	1,700,435
San Marcos School Financing Authority, Revenue Bonds
Insured: AGM 5.00%, due 8/15/34	1,000,000	1,189,110
Insured: AGM 5.00%, due 8/15/35	1,000,000	1,185,560
Insured: AGM 5.00%, due 8/15/36	1,100,000	1,299,859
Santa Clara Valley Water District, Revenue Bonds Series A 5.00%, due 6/1/49	2,865,000	3,447,999
Santa Monica Community College District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/47	8,580,000	9,851,127
Selma Unified School District, Election 2006, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/39	730,000	444,986
Series D, Insured: AGM (zero coupon), due 8/1/41	730,000	415,231

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Sierra Joint Community College District, Election 2018, Unlimited General Obligation 4.00%, due 8/1/53	$3,500,000	$3,985,030
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series A 5.00%, due 8/1/39	1,000,000	1,224,420
Series A 5.00%, due 8/1/40	1,195,000	1,459,716
Solano County Community College District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/42	16,460,000	20,169,096
Southern California Water Replenishment District, Revenue Bonds 5.00%, due 8/1/38	1,750,000	2,174,760
State of California, Unlimited General Obligation
3.00%, due 11/1/35	4,000,000	4,426,960
4.00%, due 10/1/34	20,790,000	25,056,108
4.00%, due 3/1/36	13,000,000	15,544,100
4.00%, due 3/1/37	20,100,000	24,020,103
4.00%, due 3/1/38	10,000,000	11,937,300
4.00%, due 3/1/40	10,500,000	12,412,365
4.00%, due 3/1/46	20,000,000	23,235,400
5.25%, due 10/1/39	5,635,000	6,808,432
Tahoe-Truckee Unified School District, Unlimited General Obligation Series B 5.00%, due 8/1/41	2,200,000	2,660,790
Turlock Irrigation District, Revenue Bonds 5.00%, due 1/1/44	4,000,000	5,074,560
Twin Rivers Unified School District, Unrefunded Election 2006, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	5,120,000	4,071,526
University of California, Revenue Bonds
Series AV 5.00%, due 5/15/42	1,725,000	2,099,290
Series AZ 5.00%, due 5/15/43	9,180,000	11,324,632
Series AZ 5.25%, due 5/15/58	5,905,000	7,274,547
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	2,444,871

	Principal Amount	Value
California (continued)
Winters Joint Unified School District, Unlimited General Obligation Series B, Insured: BAM 5.00%, due 8/1/46	$1,400,000	$1,679,622

		1,142,457,558

Colorado 1.3%
Adams State University, Revenue Bonds
Series A, Insured: State Higher Education Intercept Program 4.00%, due 5/15/37	750,000	873,135
Series A, Insured: State Higher Education Intercept Program 4.00%, due 5/15/39	1,085,000	1,250,658
Series A, Insured: State Higher Education Intercept Program 4.00%, due 5/15/42	1,500,000	1,700,160
City & County of Denver CO, Convention Center Expansion Project, Certificates of Participation Series A 5.375%, due 6/1/43	2,875,000	3,358,978
Colorado Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds 4.00%, due 11/15/43	3,905,000	4,430,027
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A 4.00%, due 8/1/49	15,975,000	17,207,950
Series A-2 5.00%, due 8/1/44	4,500,000	5,324,940
Colorado State Housing & Finance Authority, Revenue Bonds Series C, Insured: GNMA 4.25%, due 11/1/48	5,235,000	5,816,399
Denver City & County Airport System Revenue (c)
Series A 5.00%, due 12/1/25	5,370,000	6,433,797
Series A 5.25%, due 12/1/48	10,000,000	11,879,100
Denver Convention Center Hotel Authority, Revenue Bonds 5.00%, due 12/1/36	1,000,000	1,064,780
Regional Transportation District, Certificates of Participation Series A 4.50%, due 6/1/44	10,000,000	10,739,500

16	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
South Suburban Park & Recreation District, Unlimited General Obligation 4.00%, due 12/15/38	$1,140,000	$1,340,127
State of Colorado, Certificates of Participation Series A 3.00%, due 12/15/36	22,745,000	24,910,779
Vista Ridge Metropolitan District, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 12/1/31	1,250,000	1,523,025

		97,853,355

Connecticut 2.7%
City of Bridgeport CT, Unlimited General Obligation
Series D, Insured: AGM 5.00%, due 8/15/33	3,090,000	3,649,197
Series D, Insured: AGM 5.00%, due 8/15/34	3,090,000	3,634,273
Series D, Insured: AGM 5.00%, due 8/15/35	3,090,000	3,623,149
Series D, Insured: AGM 5.00%, due 8/15/36	3,090,000	3,612,055
City of Hartford CT, Unlimited General Obligation
Series A, Insured: State Guaranteed 5.00%, due 4/1/28	2,500,000	2,639,725
Series C, Insured: AGM, State Guaranteed 5.00%, due 7/15/32	7,470,000	8,627,551
Series C, Insured: AGM, State Guaranteed 5.00%, due 7/15/34	2,500,000	2,873,375
City of Hartford CT, Unrefunded, Unlimited General Obligation
Series A, Insured: State Guaranteed 5.00%, due 4/1/29	895,000	943,446
Series A, Insured: AGM, State Guaranteed 5.00%, due 4/1/32	195,000	205,060
City of New Haven CT, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/15/29	1,450,000	1,722,948
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series L 5.00%, due 7/1/32	10,425,000	11,903,265

	Principal Amount	Value
Connecticut (continued)
Connecticut State Housing Finance Authority, Revenue Bonds
Subseries C-1 4.00%, due 11/15/45	$4,995,000	$5,491,203
Series B-1 4.00%, due 5/15/49	2,660,000	3,022,851
State of Connecticut Special Tax, Transportation Infrastructure, Revenue Bonds
Series A 5.00%, due 9/1/30	6,830,000	8,013,687
Series A 5.00%, due 1/1/31	5,000,000	6,224,150
Series A, Insured: BAM 5.00%, due 9/1/31	14,470,000	17,530,260
Series A 5.00%, due 9/1/33	13,000,000	15,635,880
Series A 5.00%, due 9/1/34	3,250,000	3,731,162
Series A 5.00%, due 1/1/36	4,075,000	4,945,542
State of Connecticut, Special Tax, Revenue Bonds
Series A 3.125%, due 5/1/40	4,250,000	4,491,655
Series A 4.00%, due 5/1/39	9,550,000	10,963,113
5.00%, due 5/1/34	3,400,000	4,340,678
Series A 5.00%, due 5/1/37	6,000,000	7,558,740
State of Connecticut, Unlimited General Obligation
Series A 4.00%, due 4/15/37	2,920,000	3,354,204
Series A 4.00%, due 4/15/38	1,460,000	1,671,802
Series A 5.00%, due 3/1/28	1,990,000	2,258,949
Series F 5.00%, due 9/15/28	12,810,000	16,569,094
Series A 5.00%, due 3/15/32	5,130,000	6,085,360
Series C 5.00%, due 6/15/33	1,775,000	2,194,078
Series E, Insured: BAM 5.00%, due 9/15/33	4,500,000	5,683,410
Series C 5.00%, due 6/15/34	1,375,000	1,689,188
Series A 5.00%, due 4/15/35	6,000,000	7,238,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut, Unlimited General Obligation (continued)
Series E, Insured: BAM 5.00%, due 9/15/35	$2,325,000	$2,918,875
Series A 5.00%, due 4/15/36	2,050,000	2,547,146
Series E, Insured: BAM 5.00%, due 9/15/37	2,000,000	2,493,860
Series A 5.00%, due 4/15/39	1,250,000	1,538,250
Series A 5.00%, due 1/15/40	750,000	932,603
University of Connecticut, Revenue Bonds
Series A 5.00%, due 11/1/33	2,000,000	2,483,220
Series A 5.00%, due 11/1/35	3,990,000	4,924,498

		199,966,202

Delaware 0.7%
Delaware State Health Facilities Authority, Christiana Health Care System Obligated Group, Revenue Bonds
4.00%, due 10/1/49	1,000,000	1,125,750
5.00%, due 10/1/34	6,360,000	8,113,897
5.00%, due 10/1/35	8,085,000	10,258,005
5.00%, due 10/1/37	9,135,000	11,503,523
5.00%, due 10/1/38	5,000,000	6,267,150
5.00%, due 10/1/45	13,155,000	16,137,107

		53,405,432

District of Columbia 0.5%
District of Columbia Water & Sewer Authority, Revenue Bonds Insured: AGM 5.50%, due 10/1/28	1,250,000	1,602,100
District of Columbia, Bryant Street Project, Tax Allocation
4.00%, due 6/1/39	2,370,000	2,796,505
4.00%, due 6/1/43	2,035,000	2,367,193
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds 5.00%, due 6/1/42	5,500,000	5,719,560
District of Columbia, Revenue Bonds Series A 4.00%, due 3/1/39	3,500,000	4,146,940
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds
Series B 4.00%, due 10/1/39	1,000,000	1,115,190

	Principal Amount	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds (continued)
Series B 5.00%, due 10/1/33	$1,500,000	$1,854,150
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds (a)
Series C, Insured: AGC 6.50%, due 10/1/41	8,000,000	9,996,240
Series B 6.50%, due 10/1/44	7,140,000	9,205,031

		38,802,909

Florida 2.7%
Broward County FL, Water & Sewer Utility, Revenue Bonds Series A 5.00%, due 10/1/38	650,000	838,754
Central Florida Expressway Authority, Senior Lien, Revenue Bonds Series A 5.00%, due 7/1/35	2,205,000	2,795,168
City of Miami Beach FL Parking, Revenue Bonds Insured: BAM 5.00%, due 9/1/40	2,500,000	2,912,850
City of Miami FL Parking System, Revenue Bonds
Insured: BAM 4.00%, due 10/1/33	1,520,000	1,788,265
Insured: BAM 4.00%, due 10/1/36	3,395,000	3,950,354
Insured: BAM 4.00%, due 10/1/37	2,535,000	2,939,561
Insured: BAM 4.00%, due 10/1/38	1,675,000	1,935,998
Insured: BAM 4.00%, due 10/1/39	2,820,000	3,249,204
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	1,600,000	1,603,760
County of Broward FL, Airport System, Revenue Bonds Class A 5.00%, due 10/1/49 (c)	4,000,000	4,744,280
County of Miami-Dade FL Aviation, Unlimited General Obligation Series A 5.00%, due 7/1/37	2,000,000	2,441,720

18	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
County of Miami-Dade FL, Transit System, Revenue Bonds
Series A 4.00%, due 7/1/44	$10,000,000	$11,639,100
Series A 4.00%, due 7/1/48	9,340,000	10,739,506
County of Miami-Dade FL, Unlimited General Obligation
3.00%, due 7/1/36	9,875,000	10,862,697
Series A 5.00%, due 11/1/20	3,510,000	3,510,000
County of Miami-Dade Florida Water & Sewer System, Revenue Bonds
Series A 4.00%, due 10/1/44	9,500,000	10,776,420
Series B 5.00%, due 10/1/31	10,000,000	11,933,100
Series B 5.00%, due 10/1/44	20,000,000	25,107,000
County of Sarasota FL Utility System, Revenue Bonds Series A 5.00%, due 10/1/40	5,750,000	7,237,985
Florida Governmental Utility Authority, Revenue Bonds
Insured: AGM 4.00%, due 10/1/37	1,375,000	1,631,369
Insured: AGM 4.00%, due 10/1/39	1,400,000	1,637,860
Florida Keys Aqueduct Authority, Revenue Bonds Series A 5.00%, due 9/1/49	6,000,000	6,930,180
JEA Electric System, Revenue Bonds Series B 4.00%, due 10/1/36	4,500,000	5,157,090
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Revenue Bonds 5.00%, due 8/1/31	1,500,000	1,658,295
Putnam County Development Authority, Revenue Bonds Series A 5.00%, due 3/15/42	5,000,000	5,991,300
South Miami Health Facilities Authority, Baptist Health South Florida, Revenue Bonds 5.00%, due 8/15/42	20,000,000	23,440,600

	Principal Amount	Value
Florida (continued)
Village Community Development District No. 8, Special Assessment Insured: AGM 3.50%, due 5/1/40	$6,260,000	$6,617,696
West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area, Tax Allocation
5.00%, due 3/1/34	10,100,000	12,633,888
5.00%, due 3/1/35	10,620,000	13,246,857

		199,950,857

Georgia 2.2%
Atlanta Development Authority, Revenue Bonds Series A-1 5.00%, due 7/1/33	1,000,000	1,098,380
Brookhaven Development Authority, Children’s Healthcare of Atlanta, Revenue Bonds
Series A 4.00%, due 7/1/44	9,915,000	11,260,862
Series A 4.00%, due 7/1/49	3,000,000	3,391,140
Series A 5.00%, due 7/1/32	1,550,000	1,987,147
Series A 5.00%, due 7/1/33	2,380,000	3,030,502
Series A 5.00%, due 7/1/35	1,900,000	2,399,795
Series A 5.00%, due 7/1/36	2,850,000	3,585,129
Series A 5.00%, due 7/1/37	2,800,000	3,509,996
Series A 5.00%, due 7/1/38	2,250,000	2,811,712
Series A 5.00%, due 7/1/39	1,300,000	1,619,657
Coweta County Development Authority, Piedmont Healthcare, Inc., Revenue Bonds 5.00%, due 7/1/44	5,000,000	6,043,650
Dalton GA, Board of Water Light & Sinking Fund Commissioners, Revenue Bonds 5.00%, due 3/1/30	2,055,000	2,450,752
Development Authority of Appling County, Oglethorpe Power Corp Project, Revenue Bonds Series A 1.50%, due 1/1/38 (b)	2,500,000	2,529,650

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Development Authority of Burke County, Oglethorpe Power Corp Project, Revenue Bonds Series A 1.50%, due 1/1/40 (b)	$7,365,000	$7,452,349
Development Authority of Monroe County, Oglethorpe Power Corp Project, Revenue Bonds 1.50%, due 1/1/39 (b)	3,750,000	3,794,475
Etowah Water & Sewer Authority, Revenue Bonds
Insured: BAM 4.00%, due 3/1/33	1,000,000	1,162,290
Insured: BAM 4.00%, due 3/1/35	1,250,000	1,443,013
Fulton County Development Authority, Piedmont Healthcare, Inc. Project, Revenue Bonds
4.00%, due 7/1/37	2,200,000	2,514,094
4.00%, due 7/1/39	2,500,000	2,839,025
Gainesville & Hall County Hospital Authority, Northeast Health System, Inc. Project, Revenue Bonds
4.00%, due 2/15/38	8,310,000	9,500,324
Series A, Insured: County Guaranteed 5.25%, due 8/15/49	5,155,000	5,916,857
Main Street Natural Gas, Inc., Revenue Bonds
Series A 5.00%, due 5/15/35	3,000,000	3,960,480
Series A 5.00%, due 5/15/36	3,700,000	4,914,673
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series A 5.00%, due 1/1/37	1,000,000	1,219,260
Series A 5.00%, due 1/1/38	1,000,000	1,215,760
Series A 5.00%, due 1/1/49	52,395,000	61,869,064
Municipal Electric Authority of Georgia, Revenue Bonds
Series A 5.00%, due 1/1/35	5,000,000	5,666,500
5.00%, due 1/1/45	3,300,000	4,055,436
5.00%, due 1/1/50	4,000,000	4,886,520

		168,128,492

	Principal Amount	Value
Guam 0.4%
Antonio B Won Pat International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.125%, due 10/1/43 (c)	$5,000,000	$5,441,650
Guam Government Waterworks Authority, Water & Wastewater Systems Revenue, Revenue Bonds 5.00%, due 7/1/40	1,730,000	1,988,445
Guam Government, Business Privilege Tax, Revenue Bonds Series A 5.125%, due 1/1/42	3,085,000	3,170,702
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 1/1/46	5,000,000	5,594,050
Series A 5.00%, due 1/1/50	1,660,000	1,986,472
5.25%, due 7/1/33	1,000,000	1,129,390
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	5,610,000	6,046,458
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	727,908
Territory of Guam, Section 30, Revenue Bonds
Series A 5.00%, due 12/1/27	2,265,000	2,603,074
Series A 5.00%, due 12/1/34	2,290,000	2,589,463

		31,277,612

Hawaii 0.3%
State of Hawaii Department of Budget & Finance, Hawaii Pacific Health Obligation, Revenue Bonds Series A 6.00%, due 7/1/33	3,000,000	3,322,830
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc, Revenue Bonds 3.50%, due 10/1/49 (c)	7,000,000	7,065,590
State of Hawaii Highway Fund, Revenue Bonds
Series A 5.00%, due 1/1/38	2,765,000	3,468,637
Series A 5.00%, due 1/1/39	3,150,000	3,940,052
Series A 5.00%, due 1/1/40	2,140,000	2,669,179

		20,466,288

20	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Idaho 0.4%
Idaho Housing & Finance Association, Federal Highway Trust Fund, Revenue Bonds
Series A 5.00%, due 7/15/36	$16,920,000	$21,283,499
Series A 5.00%, due 7/15/37	10,000,000	12,489,800

		33,773,299

Illinois 9.7%
Chicago Board of Education, Revenue Bonds 6.00%, due 4/1/46	19,485,000	22,387,486
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/26	19,995,000	16,869,981
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 12/1/27	8,250,000	10,126,132
Series A, Insured: AGM 5.50%, due 12/1/39	11,455,000	11,838,628
Chicago Midway International Airport, Revenue Bonds Series A 5.375%, due 1/1/33 (c)	2,500,000	2,689,150
Chicago O’Hare International Airport, Passenger Facility Charge, Revenue Bonds
Series A 5.00%, due 1/1/30	2,915,000	3,055,386
Series B 5.00%, due 1/1/31 (c)	2,000,000	2,085,380
Chicago O’Hare International Airport, Revenue Bonds
Series A 4.00%, due 1/1/32 (c)	2,900,000	3,019,770
Series A 4.00%, due 1/1/37	5,000,000	5,615,100
Series A, Insured: AGM 4.00%, due 1/1/37	15,000,000	17,029,350
Series B, Insured: AGM 4.00%, due 1/1/53	10,000,000	10,870,500
Series A 5.00%, due 1/1/32 (c)	15,000,000	17,124,600
Series C 5.00%, due 1/1/35	6,000,000	6,875,100
Series D 5.00%, due 1/1/47 (c)	5,000,000	5,641,700
Series C 5.50%, due 1/1/34 (c)	3,000,000	3,248,220

	Principal Amount	Value
Illinois (continued)
Chicago Park District, Limited General Obligation
Series A, Insured: BAM 4.00%, due 1/1/31	$1,955,000	$2,213,353
Series C, Insured: BAM 4.00%, due 1/1/38	2,800,000	3,052,364
Series C, Insured: BAM 4.00%, due 1/1/39	3,145,000	3,417,294
Series A 5.00%, due 1/1/28	1,000,000	1,145,330
Series A 5.00%, due 1/1/29	750,000	852,233
Series B, Insured: BAM 5.00%, due 1/1/29	2,500,000	2,761,625
Series A 5.00%, due 1/1/31	1,000,000	1,123,650
Series A 5.00%, due 1/1/35	2,000,000	2,220,140
Chicago Park District, Limited Tax, Limited General Obligation
Series A 5.50%, due 1/1/33	2,000,000	2,180,960
Series A 5.75%, due 1/1/38	4,000,000	4,373,040
Chicago Park District, Personal Property Replacement Tax, Unlimited General Obligation Insured: BAM 4.00%, due 1/1/34	4,555,000	5,038,923
Chicago Park District, Special Recreation Activity Alternate Revenue Source, Unlimited General Obligation Insured: BAM 5.00%, due 11/15/30	1,435,000	1,765,811
Chicago Park District, Unlimited General Obligation
Series F-2 4.00%, due 1/1/38	1,150,000	1,240,183
Series F-2 5.00%, due 1/1/37	2,050,000	2,408,586
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds Series A 4.00%, due 12/1/55	6,000,000	6,420,660
Chicago Transit Authority, Revenue Bonds 5.25%, due 12/1/29	2,000,000	2,108,000
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds
4.00%, due 12/1/50	32,730,000	35,210,279
5.25%, due 12/1/31	1,735,000	1,828,690
Chicago, Unlimited General Obligation Series A 6.00%, due 1/1/38	43,000,000	47,063,070

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago Heights IL, Unlimited General Obligation Series B, Insured: BAM 5.25%, due 12/1/34	$2,115,000	$2,504,795
City of Chicago IL Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	5,141,225
City of Chicago IL, Unlimited General Obligation
Series A 5.00%, due 1/1/40	1,750,000	1,749,790
Series A 5.50%, due 1/1/49	10,000,000	10,590,500
Series A, Insured: BAM 6.00%, due 1/1/38	6,000,000	7,383,120
City of Chicago IL, Wastewater Transmission Second Lien, Revenue Bonds 5.00%, due 1/1/39	8,420,000	9,179,316
City of Chicago IL, Wastewater Transmission, Revenue Bonds
5.00%, due 1/1/28	1,000,000	1,102,780
Series B, Insured: AGM 5.00%, due 1/1/30	7,585,000	9,183,311
5.00%, due 1/1/33	2,000,000	2,195,180
Series B 5.00%, due 1/1/33	2,490,000	2,950,426
5.00%, due 1/1/44	13,090,000	14,207,624
Series A, Insured: AGM 5.25%, due 1/1/42	4,000,000	4,810,000
City of Chicago IL, Wastewater, Revenue Bonds
5.00%, due 11/1/27	1,655,000	1,904,475
Series 2017-2, Insured: AGM 5.00%, due 11/1/28	2,000,000	2,489,980
5.00%, due 11/1/29	1,700,000	1,938,867
Series 2017-2, Insured: AGM 5.00%, due 11/1/30	3,000,000	3,656,520
Series 2017-2, Insured: AGM 5.00%, due 11/1/32	5,000,000	6,031,400
Series 2017-2, Insured: AGM 5.00%, due 11/1/33	10,000,000	12,015,300
Series 2017-2, Insured: AGM 5.00%, due 11/1/38	3,500,000	4,147,290
Insured: AGM 5.25%, due 11/1/33	5,000,000	6,089,100
Insured: AGM 5.25%, due 11/1/34	1,785,000	2,169,596
Insured: AGM 5.25%, due 11/1/35	3,025,000	3,664,485

	Principal Amount	Value
Illinois (continued)
City of Chicago IL, Waterworks Second Lien, Revenue Bonds 4.00%, due 11/1/37	$1,240,000	$1,274,100
Cook County Community College District No. 508, City College of Chicago, Unlimited General Obligation Insured: BAM 5.50%, due 12/1/38	5,000,000	5,570,100
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM 5.00%, due 12/1/30	3,370,000	3,948,191
Series C, Insured: BAM 5.00%, due 12/1/31	2,610,000	3,056,649
Cook County School District No. 162, Unlimited General Obligation Series C, Insured: BAM 4.00%, due 12/1/38	2,000,000	2,183,200
County of Will IL, Unlimited General Obligation 5.00%, due 11/15/45	18,000,000	21,139,380
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	10,553,664
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,547,650
Illinois State Toll Highway Authority, Revenue Bonds Series B 5.00%, due 1/1/41	5,665,000	6,683,340
Madison County Community Unit School, District No. 7 Edwardsville, Unlimited General Obligation Insured: BAM 4.00%, due 12/1/20	2,085,000	2,090,796
Metropolitan Pier & Exposition Authority, Capital Appreciation, Revenue Bonds Series A, Insured: AGM (zero coupon), due 6/15/30	14,250,000	11,029,072
Metropolitan Pier & Exposition Authority, Capital Appreciation-McCormick, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 6/15/36	58,750,000	33,697,237
Rock Island County, Public Building Commission, Revenue Bonds Insured: AGM 5.00%, due 12/1/36	2,645,000	3,174,714

22	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Sales Tax Securitization Corp., Revenue Bonds
Series C 5.00%, due 1/1/33	$2,000,000	$2,387,520
Series A, Insured: BAM 5.00%, due 1/1/37	1,650,000	1,976,915
Series A 5.00%, due 1/1/40	2,665,000	3,050,999
Series C 5.25%, due 1/1/35	9,000,000	10,801,800
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM 5.00%, due 6/1/28	1,005,000	1,266,561
Series C, Insured: AGM 5.00%, due 6/1/34	1,000,000	1,272,540
Series C, Insured: AGM 5.00%, due 6/1/38	1,635,000	2,049,064
Series C, Insured: AGM 5.00%, due 6/1/39	1,000,000	1,249,150
Series C, Insured: AGM 5.00%, due 6/1/44	5,000,000	6,149,050
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM 5.00%, due 4/1/26	1,175,000	1,302,805
Series B, Insured: BAM 5.00%, due 4/1/29	1,620,000	1,768,846
Series B, Insured: BAM 5.00%, due 4/1/30	1,000,000	1,087,390
State of Illinois, Sales Tax, Revenue Bonds
Series C 4.00%, due 6/15/27	2,000,000	2,144,320
4.50%, due 6/15/36	17,500,000	17,658,025
State of Illinois, Unlimited General Obligation
Series C 4.00%, due 10/1/40	5,000,000	4,787,600
Insured: BAM 4.00%, due 6/1/41	12,600,000	12,987,198
Series C 4.00%, due 10/1/41	6,000,000	5,729,220
Series C 4.25%, due 10/1/45	10,000,000	9,685,700
Series D 5.00%, due 11/1/20	8,000,000	8,000,000
Series D 5.00%, due 11/1/26	8,725,000	9,428,933
5.00%, due 2/1/27	4,730,000	5,174,715
5.00%, due 1/1/28	6,155,000	6,609,301

	Principal Amount	Value
Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
Series D 5.00%, due 11/1/28	$7,380,000	$7,951,655
5.25%, due 2/1/32	10,000,000	10,431,900
5.50%, due 5/1/39	15,000,000	16,552,200
5.75%, due 5/1/45	5,000,000	5,540,850
Series A 6.00%, due 5/1/27	9,665,000	11,149,737
United City of Yorkville, Special Tax Insured: AGM 5.00%, due 3/1/32	3,778,000	4,447,764
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 5.00%, due 12/1/29	1,500,000	1,790,580
Village of Oswego IL, Unlimited General Obligation 5.00%, due 12/15/33	7,670,000	9,172,476
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 12/1/40	8,090,000	9,611,972
Village of Rosemont IL, Unlimited General Obligation Series A, Insured: BAM 4.00%, due 12/1/49	10,130,000	10,902,311
Village of Schaumburg IL, Unlimited General Obligation Series A 4.00%, due 12/1/41	37,350,000	39,552,903
Western Illinois Economic Development Authority, City of Quincy, Revenue Bonds Series B, Insured: BAM 4.00%, due 12/1/34	1,500,000	1,692,255

		735,318,102

Indiana 0.5%
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	2,100,000	2,192,337
Series A 5.00%, due 2/1/25	2,215,000	2,313,767
Series B 5.00%, due 2/1/25	2,210,000	2,308,544
Series B 5.00%, due 2/1/26	2,320,000	2,420,920
Indiana Finance Authority, Revenue Bonds 4.00%, due 7/1/50	12,500,000	13,427,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Indiana University Lease Purchase, Revenue Bonds
Series A 4.00%, due 6/1/32	$2,595,000	$3,201,529
Series A 4.00%, due 6/1/33	1,885,000	2,311,255
Series A 4.00%, due 6/1/38	3,015,000	3,625,115
Series A 4.00%, due 6/1/39	3,095,000	3,708,708
Vanderburgh County Redevelopment District, Tax Allocation Insured: AGM 5.00%, due 2/1/31	2,310,000	2,755,853

		38,265,278

Iowa 1.0%
City of Coralville IA, Certificates of Participation
Series E 4.00%, due 6/1/21	545,000	544,090
Series E 4.00%, due 6/1/22	1,405,000	1,398,593
Series E 4.00%, due 6/1/23	1,320,000	1,310,021
Iowa Finance Authority, Mortgage-Backed Securities Program, Revenue Bonds
Series A, Insured: GNMA/FNMA/FHLMC 4.00%, due 7/1/47	2,755,000	3,131,168
Series C, Insured: GNMA/FNMA/FHLMC 4.00%, due 7/1/48	1,765,000	1,934,475
PEFA, Inc., Revenue Bonds 5.00%, due 9/1/49 (b)	52,525,000	63,497,998

		71,816,345

Kansas 0.2%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	565,000	633,478
5.00%, due 12/1/28	410,000	454,243
5.00%, due 12/1/30	500,000	549,095
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,905,025
5.00%, due 9/1/34	5,000,000	5,795,450
5.00%, due 9/1/35	2,800,000	3,235,288

		13,572,579

	Principal Amount	Value
Kentucky 0.4%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds
Series A 4.00%, due 2/1/21	$1,070,000	$1,076,259
Series A 5.00%, due 2/1/23	1,525,000	1,634,998
Fayette County School District Finance Corp., Revenue Bonds Series A, Insured: State Intercept 4.00%, due 5/1/38	2,995,000	3,333,645
Kentucky Public Energy Authority, Revenue Bonds Series A 4.00%, due 4/1/48 (b)	15,000,000	16,506,300
Louisville & Jefferson County Metropolitan Sewer District, Sewer & Drain System, Revenue Bonds Series A 3.00%, due 5/15/37	5,000,000	5,466,600

		28,017,802

Louisiana 1.0%
City of Shreveport LA, Unlimited General Obligation
Insured: BAM 5.00%, due 8/1/28	2,285,000	2,792,681
Insured: BAM 5.00%, due 8/1/30	5,355,000	6,464,288
Louisiana Public Facilities Authority, Loyola University, Revenue Bonds 5.25%, due 10/1/30	2,930,000	3,058,832
Louisiana Public Facilities Authority, Unrefunded-Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/34	2,010,000	2,350,072
Louisiana Stadium & Exposition District, Revenue Bonds
5.00%, due 7/3/23	8,550,000	9,259,565
Series A 5.00%, due 7/1/30	1,485,000	1,609,295
Port New Orleans Board of Commissioners, Revenue Bonds Series D 5.00%, due 4/1/50	12,325,000	14,792,095
State of Louisiana, Unlimited General Obligation
Series A 4.00%, due 2/1/34	9,830,000	10,658,472
Series A 4.00%, due 4/1/37	16,845,000	19,287,020
Series A 5.00%, due 3/1/37	6,995,000	8,862,875

		79,135,195

24	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maine 0.0%‡
Maine Housing Authority, Revenue Bonds Series F 3.65%, due 11/15/42	$1,110,000	$1,176,589

Maryland 0.5%
City of Baltimore MD, Water Projects, Revenue Bonds Series A 4.00%, due 7/1/37	2,065,000	2,413,056
County of Baltimore, Unlimited General Obligation 4.00%, due 3/1/37	5,565,000	6,646,892
County of Montgomery MD, Unlimited General Obligation Series A 5.00%, due 11/1/20	2,000,000	2,000,000
Maryland Stadium Authority, Construction & Revitalization, Revenue Bonds Insured: State Intercept 5.00%, due 5/1/42	24,645,000	29,521,752

		40,581,700

Massachusetts 0.3%
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/30	1,200,000	1,199,016
5.00%, due 10/1/31	1,200,000	1,197,948
5.00%, due 10/1/32	1,240,000	1,236,640
5.00%, due 10/1/33	1,500,000	1,492,875
5.00%, due 10/1/34	2,170,000	2,154,875
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds 4.00%, due 1/1/33	1,000,000	1,129,160
Massachusetts Educational Financing Authority, Revenue Bonds Series I 6.00%, due 1/1/28	450,000	456,444
Massachusetts Housing Finance Agency, Single Family Housing, Revenue Bonds Series 199 4.00%, due 12/1/48	3,255,000	3,558,561
Massachusetts School Building Authority, Revenue Bonds Series A 5.00%, due 8/15/45	4,585,000	5,875,540

	Principal Amount	Value
Massachusetts (continued)
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	$2,000,000	$2,053,360

		20,354,419

Michigan 2.2%
City of Detroit MI, Sewage Disposal System, Second Lien, Revenue Bonds Series A, Insured: BHAC, NATL-RE 5.00%, due 7/1/35	5,345,000	5,511,497
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	3,858,920
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,828,006
Downriver Utility Wastewater Authority, Revenue Bonds Insured: AGM 5.00%, due 4/1/31	1,600,000	2,004,672
Grand Rapids Public Schools, Unlimited General Obligation Insured: AGM 5.00%, due 11/1/42	1,400,000	1,735,384
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	12,400,000	13,429,200
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Series C 5.25%, due 7/1/35	20,000,000	24,383,800
Senior Lien-Series A 5.25%, due 7/1/41	5,000,000	5,167,400
Senior Lien-Series A 5.75%, due 7/1/37	5,550,000	5,754,129
Hudsonville Public Schools, Unlimited General Obligation Series I, Insured: Q-SBLF 4.00%, due 5/1/42	1,800,000	2,103,246
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 5/1/28	2,030,000	2,476,275
Series A, Insured: AGM 5.00%, due 5/1/30	1,455,000	1,765,293
Series A, Insured: AGM 5.00%, due 5/1/40	1,500,000	1,779,285
Livonia Public School District, Unlimited General Obligation Series II, Insured: AGM 5.00%, due 5/1/40	4,365,000	5,107,530

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Great Lakes Water, Revenue Bonds
Series C-7, Insured: NATL-RE 5.00%, due 7/1/32	$2,500,000	$2,855,650
Series C-3, Insured: AGM 5.00%, due 7/1/33	3,000,000	3,432,600
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D2, Insured: AGM 5.00%, due 7/1/28	500,000	576,785
Series D-1 5.00%, due 7/1/34	500,000	587,955
Series D1, Insured: AGM 5.00%, due 7/1/35	2,000,000	2,281,420
Series D6, Insured: NATL-RE 5.00%, due 7/1/36	7,400,000	8,404,106
Michigan Finance Authority, Revenue Bonds
Series A, Class 1 4.00%, due 6/1/36	2,000,000	2,302,300
Insured: BAM, State Intercept 4.00%, due 11/1/55	20,000,000	22,176,400
Series C-1 5.00%, due 7/1/44	2,500,000	2,694,975
Michigan Finance Authority, Revenue Notes Series A-2, Insured: State Aid Witholding 4.00%, due 8/20/21	20,000,000	20,602,200
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds
5.00%, due 11/1/25	1,000,000	1,207,100
5.00%, due 11/1/27	1,200,000	1,507,824
South Huron Valley Utility Authority, Revenue Bonds Insured: BAM 4.00%, due 5/1/34	5,185,000	6,095,019
State of Michigan, Environmental Program Bonds, Unlimited General Obligation Series A 3.00%, due 5/15/36	1,515,000	1,689,528
Thornapple Kellogg School District, Unlimited General Obligation Insured: Q-SBLF 4.00%, due 5/1/44	1,665,000	1,911,570
Tri-County Area School District, Unlimited General Obligation
Insured: AGM 4.00%, due 5/1/30	1,225,000	1,499,853

	Principal Amount	Value
Michigan (continued)
Tri-County Area School District, Unlimited General Obligation (continued)
Insured: AGM 4.00%, due 5/1/31	$1,285,000	$1,564,038
Insured: AGM 4.00%, due 5/1/32	1,350,000	1,632,812
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,340,000	2,347,161

		165,273,933

Minnesota 0.1%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Fairview Health Services, Revenue Bonds Series A 4.00%, due 11/15/37	1,000,000	1,116,820
Minnesota Housing Finance Agency, Residential Housing Finance, Revenue Bonds Series E, Insured: GNMA/FMNA/FHLMC 4.25%, due 1/1/49	4,385,000	4,881,952
Minnesota Office of Higher Education, Revenue Bonds 2.65%, due 11/1/38 (c)	3,240,000	3,172,122

		9,170,894

Mississippi 0.1%
Mississippi Development Bank, Meridian Combined Water & Sewer System, Revenue Bonds
Insured: BAM 4.00%, due 7/1/45	1,750,000	2,008,230
Insured: BAM 4.00%, due 7/1/50	3,250,000	3,701,100
Mississippi Home Corp., Mortgage Revenue, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.00%, due 12/1/44	1,735,000	1,912,126

		7,621,456

Missouri 0.8%
City of Kansas City MO, Improvement Downtown Arena Project, Revenue Bonds Series E 5.00%, due 4/1/40	10,055,000	11,419,463
Health & Educational Facilities Authority of the State of Missouri, SSM Health Care, Revenue Bonds Series A 5.00%, due 6/1/30	4,000,000	4,500,920

26	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Kansas City Industrial Development Authority, Kansas City International Airport Terminal Modernization Project, Revenue Bonds Insured: AGM 4.00%, due 3/1/50 (c)	$21,000,000	$22,664,460
Missouri Housing Development Commission Mortgage Revenue, Homeownership Loan Program, Revenue Bonds
Series A, Insured: GNMA/FNMA/FHLMC 4.25%, due 5/1/47	7,035,000	7,914,093
Series A, Insured: GNMA/FNMA/FHLMC 4.25%, due 5/1/49	3,955,000	4,409,469
Springfield School District No. R-12, Unlimited General Obligation 4.00%, due 3/1/35	3,140,000	3,821,035
St. Louis Municipal Finance Corp., Convention Center Expansion, Revenue Bonds Insured: AGM 5.00%, due 10/1/49	5,260,000	6,209,220

		60,938,660

Montana 0.4%
Montana Board of Housing, Revenue Bonds
Series B 3.40%, due 12/1/33	1,645,000	1,790,467
Series B 3.60%, due 6/1/37	2,125,000	2,309,089
Montana Facilities Finance Authority, Revenue Bonds
5.00%, due 2/15/30	1,790,000	2,163,555
5.00%, due 2/15/31	1,500,000	1,805,100
5.00%, due 2/15/33	1,320,000	1,573,981
5.00%, due 2/15/34	1,200,000	1,426,512
Silver Bow County School District No. 1, Unlimited General Obligation
4.00%, due 7/1/30	1,745,000	2,114,539
4.00%, due 7/1/32	1,945,000	2,318,829
4.00%, due 7/1/33	2,020,000	2,395,053
Yellowstone County K-12, School District No. 26 Lockwood, Unlimited General Obligation
5.00%, due 7/1/29	2,260,000	2,914,971
5.00%, due 7/1/30	2,500,000	3,204,825
5.00%, due 7/1/31	3,015,000	3,844,577
5.00%, due 7/1/32	3,300,000	4,183,938

		32,045,436

	Principal Amount	Value
Nebraska 0.5%
Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/42	$13,960,000	$14,958,140
Series A 5.00%, due 9/1/42	14,495,000	19,726,825
Nebraska Investment Finance Authority Single Family Housing, Revenue Bonds Series C 4.00%, due 9/1/48	4,715,000	5,193,290

		39,878,255

Nevada 2.5%
City of Henderson NV, Limited General Obligation Series A-1 4.00%, due 6/1/50	26,725,000	31,054,717
Clark County School District, Limited General Obligation
Series C 4.00%, due 6/15/32	5,000,000	5,545,800
Series B, Insured: AGM 4.00%, due 6/15/35	5,395,000	6,256,312
Series C 4.00%, due 6/15/37	4,845,000	5,440,305
Series B, Insured: BAM 5.00%, due 6/15/34	5,750,000	7,148,860
County of Clark N.V., Limited General Obligation
4.00%, due 12/1/35	8,425,000	9,880,840
4.00%, due 12/1/36	5,000,000	5,821,050
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B 4.00%, due 7/1/49	9,800,000	10,254,818
Series B 5.00%, due 7/1/31	1,245,000	1,463,025
Series B 5.00%, due 7/1/43	30,000,000	34,502,400
Las Vegas Valley Water District, Water Improvement, Limited General Obligation Series A 5.00%, due 6/1/46	3,665,000	4,367,177
Washoe County School District, Limited General Obligation
Series A, Insured: BAM 3.00%, due 6/1/33	3,000,000	3,252,300
Series A, Insured: BAM 3.00%, due 6/1/34	2,490,000	2,689,997

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nevada (continued)
Washoe County School District, School Improvement Bonds, Limited General Obligation
Series A 4.00%, due 10/1/45	$15,585,000	$17,735,730
Series A 4.00%, due 10/1/49	36,610,000	41,476,567

		186,889,898

New Hampshire 0.1%
City of Manchester NH, General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	1,880,676
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds Series A 4.00%, due 4/1/50 (c)	5,525,000	5,872,633

		7,753,309

New Jersey 4.0%
Atlantic County Improvement Authority, Stockton University-Atlantic City, Revenue Bonds
Series A, Insured: AGM 5.00%, due 7/1/31	2,670,000	3,116,931
Series A, Insured: AGM 5.00%, due 7/1/32	1,305,000	1,515,836
Series A, Insured: AGM 5.00%, due 7/1/33	1,395,000	1,614,699
City of Atlantic City NJ, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 3/1/32	3,400,000	4,089,996
New Brunswick Parking Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/28	4,780,000	5,758,084
Series A, Insured: BAM 5.00%, due 9/1/29	2,370,000	2,843,170
Series A, Insured: BAM 5.00%, due 9/1/30	4,605,000	5,498,784
Series A, Insured: BAM 5.00%, due 9/1/31	6,780,000	8,058,437
New Jersey Building Authority, Unrefunded, Revenue Bonds
Series A, Insured: BAM 5.00%, due 6/15/25	2,015,000	2,335,506
Series A, Insured: BAM 5.00%, due 6/15/28	1,805,000	2,110,171

	Principal Amount	Value
New Jersey (continued)
New Jersey Economic Development Authority, Revenue Bonds (c)
5.00%, due 1/1/28	$1,000,000	$1,101,770
5.50%, due 1/1/26	1,000,000	1,123,290
New Jersey Educational Facilities Authority, Green Bond, Revenue Bonds Series A 3.00%, due 7/1/50	1,775,000	1,693,226
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM 5.00%, due 7/1/29	4,775,000	5,649,541
Series A, Insured: BAM 5.00%, due 7/1/30	5,000,000	5,873,400
Series A, Insured: BAM 5.00%, due 7/1/31	3,000,000	3,509,850
New Jersey Health Care Facilities Financing Authority, Barnabas Health, Revenue Bonds Series A 5.625%, due 7/1/32	25,000	25,891
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds Series A 5.00%, due 7/1/38	10,000,000	11,913,700
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series C 4.00%, due 12/1/48 (c)	2,250,000	2,297,160
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds
Series E 3.50%, due 4/1/51	28,000,000	31,307,360
Series C 4.75%, due 10/1/50	11,015,000	12,582,985
New Jersey State Economic Development Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 7/1/28	2,000,000	2,396,600
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A 5.00%, due 6/15/28	4,800,000	5,573,568
Series A 5.00%, due 6/15/29	8,380,000	9,652,671
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series C, Insured: NATL-RE (zero coupon), due 12/15/30	20,000,000	14,780,400

28	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds (continued)
Series C, Insured: AGM (zero coupon), due 12/15/34	$30,000,000	$19,765,500
5.00%, due 12/15/26	4,500,000	5,192,055
Series AA 5.00%, due 6/15/44	13,255,000	14,042,082
Series BB 5.00%, due 6/15/44	10,800,000	12,044,052
5.00%, due 6/15/46	7,440,000	8,278,265
5.25%, due 6/15/43	10,205,000	11,592,064
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	2,000,000	2,266,820
Newark Housing Authority, Revenue Bonds
Insured: AGM 4.00%, due 12/1/27	500,000	570,790
Insured: AGM 4.00%, due 12/1/29	250,000	281,995
Insured: AGM 4.00%, due 12/1/30	250,000	279,867
Insured: AGM 4.00%, due 12/1/31	225,000	250,758
Insured: AGM 5.00%, due 12/1/28	750,000	915,292
Insured: AGM 5.00%, due 12/1/38	1,740,000	2,070,670
Passaic Valley Sewerage Commission, Revenue Bonds
Series J, Insured: AGM 3.00%, due 12/1/31	6,785,000	7,550,687
Series J, Insured: AGM 3.00%, due 12/1/32	4,395,000	4,859,991
South Jersey Transportation Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 11/1/31	1,750,000	2,225,912
Series A, Insured: AGM 5.00%, due 11/1/32	1,500,000	1,893,675
Series A, Insured: BAM 5.00%, due 11/1/45	2,000,000	2,398,880
State of New Jersey, Unlimited General Obligation
5.00%, due 6/1/39	5,000,000	5,955,100
5.00%, due 6/1/40	6,000,000	7,124,220
5.00%, due 6/1/41	11,500,000	13,600,360
5.00%, due 6/1/42	10,000,000	11,780,900

	Principal Amount	Value
New Jersey (continued)
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/31	$3,000,000	$3,717,750
Series A 5.00%, due 6/1/33	6,500,000	7,952,555
Series A 5.00%, due 6/1/34	1,500,000	1,827,900
Series A 5.00%, due 6/1/36	6,000,000	7,263,240

		302,124,406

New Mexico 0.0%‡
City of Albuquerque NM, Gross Receipts Lodgers Tax Revenue, Revenue Bonds Series A 4.00%, due 7/1/36	2,490,000	2,997,437

New York 20.8%
Battery Park City Authority, Revenue Bonds Series B 5.00%, due 11/1/38	2,575,000	3,323,424
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,030,433
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,128,793
City of New York NY, Unlimited General Obligation
Series D-1, Insured: BAM 4.00%, due 3/1/41	12,500,000	14,132,500
Series D-1, Insured: BAM 4.00%, due 3/1/50	22,760,000	25,287,498
Series D, Subseries D-1 5.00%, due 12/1/36	10,955,000	13,389,530
Series A, Subseries A-1 5.00%, due 8/1/39	4,000,000	4,893,560
Subseries A-1 5.25%, due 10/1/32	20,000,000	24,838,400
City of New York, Unlimited General Obligation
Series A, Subseries A-1 3.00%, due 8/1/36	4,875,000	5,105,003
Subseries A-1 4.00%, due 8/1/38	10,000,000	11,323,800
Series I 5.00%, due 8/1/23	3,675,000	3,954,925
Series B-1 5.00%, due 10/1/42	2,870,000	3,484,467

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
City of New York, Unlimited General Obligation (continued)
Series B-1 5.00%, due 10/1/43	$3,555,000	$4,303,328
County of Nassau NY, Limited General Obligation
Series C, Insured: BAM 5.00%, due 4/1/37	2,525,000	2,958,719
Series B, Insured: AGM 5.00%, due 4/1/44	5,000,000	6,229,900
Long Island Power Authority, Electric System, Revenue Bonds Insured: BAM 5.00%, due 9/1/44	10,000,000	11,435,900
Long Island Power Authority, Revenue Bonds
5.00%, due 9/1/39	1,875,000	2,315,325
Series A, Insured: BAM 5.00%, due 9/1/39	10,000,000	11,456,200
Series B 5.00%, due 9/1/45	8,970,000	10,469,605
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1, Insured: AGM 4.00%, due 11/15/42	7,500,000	8,303,475
Series A-1, Insured: AGM 4.00%, due 11/15/44	4,845,000	5,328,483
Series C, Insured: AGM 4.00%, due 11/15/47	1,880,000	2,054,238
Series C, Insured: AGM 4.00%, due 11/15/48	10,715,000	11,699,173
Series C, Insured: BAM 5.00%, due 11/15/44	14,845,000	17,648,478
Series D1 5.00%, due 11/15/45	20,500,000	22,304,000
Metropolitan Transportation Authority, Green, Revenue Bonds Series B-1 5.00%, due 11/15/36	13,340,000	15,423,174
Metropolitan Transportation Authority, Revenue Bonds
Series A-2S 4.00%, due 2/1/22	8,000,000	7,994,800
Series D-1 5.00%, due 9/1/22	23,000,000	23,400,200
Series D 5.00%, due 11/15/26	2,000,000	2,059,100
Series D-1 5.00%, due 11/15/26	2,785,000	2,978,725

	Principal Amount	Value
New York (continued)
Metropolitan Transportation Authority, Revenue Bonds (continued)
Series D 5.00%, due 11/15/30	$8,150,000	$8,365,975
Series C-1 5.00%, due 11/15/34	7,570,000	8,038,810
Subseries A-1 5.00%, due 11/15/40	4,035,000	4,212,621
Series C 5.00%, due 11/15/41	3,500,000	3,572,450
Series C, Insured: AGM 5.00%, due 11/15/41	8,365,000	10,029,133
Subseries A-1 5.00%, due 11/15/41	2,910,000	3,063,444
Subseries C-1 5.25%, due 11/15/29	2,230,000	2,396,224
Series A 5.25%, due 11/15/33	8,750,000	10,357,462
Series A 5.25%, due 11/15/34	10,000,000	11,819,500
Metropolitan Transportation Authority, Transportation, Revenue Bonds
Subseries A-1 5.00%, due 11/15/37	1,300,000	1,356,680
Series C 5.00%, due 11/15/38	7,500,000	7,689,825
Series C 5.00%, due 11/15/42	10,000,000	10,255,500
Series B 5.00%, due 11/15/43	1,575,000	1,615,241
Series E 5.00%, due 11/15/43	2,500,000	2,575,750
Series B 5.25%, due 11/15/35	2,870,000	2,997,658
New York City Housing Development Corp., Revenue Bonds
Series J 3.00%, due 11/1/44	5,000,000	5,147,000
Series J 3.05%, due 11/1/49	10,820,000	11,065,614
Series B 3.05%, due 5/1/50	24,270,000	24,743,022
Series J 3.15%, due 11/1/54	23,145,000	23,691,916
Series E-1-C 4.95%, due 11/1/46	4,625,000	5,325,502
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds Insured: AGM 4.00%, due 3/1/45	3,500,000	3,974,985

30	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding 5.00%, due 7/15/33	$6,060,000	$7,040,993
Series S-2, Insured: State Aid Withholding 5.00%, due 7/15/34	3,000,000	3,537,690
Series S-1, Insured: State Aid Withholding 5.00%, due 7/15/36	10,000,000	11,551,800
Series S 5.00%, due 7/15/40	7,500,000	8,761,650
Series S-1, Insured: State Aid Withholding 5.00%, due 7/15/43	8,555,000	10,014,055
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
3.00%, due 11/1/37	15,110,000	16,040,625
Subseries B-1 4.00%, due 11/1/37	30,300,000	34,951,959
4.00%, due 5/1/38	14,250,000	16,612,792
Series C-1 4.00%, due 11/1/38	11,380,000	12,988,563
Subseries B-1 4.00%, due 11/1/38	7,875,000	9,047,509
4.00%, due 5/1/39	6,500,000	7,538,570
4.00%, due 5/1/40	4,500,000	5,196,915
4.00%, due 5/1/42	5,000,000	5,726,600
Subseries B-1 4.00%, due 11/1/42	12,315,000	13,922,970
Subseries F-1 5.00%, due 5/1/32	4,000,000	4,944,640
Subseries A-1 5.00%, due 5/1/33	10,000,000	12,014,000
Series A-2 5.00%, due 8/1/34	7,795,000	9,621,602
Subseries E-1 5.00%, due 2/1/37	5,000,000	5,926,950
Series E-1 5.00%, due 2/1/41	2,500,000	2,881,600
Subseries F-1 5.00%, due 5/1/42	11,500,000	13,808,970
New York City Transitional Finance Authority, Revenue Bonds Series B-1 4.00%, due 11/1/41	11,500,000	13,040,655

	Principal Amount	Value
New York (continued)
New York City Water & Sewer System, 2nd General Resolution, Revenue Bonds Subseries DD-3 4.00%, due 6/15/42	$5,000,000	$5,802,350
New York City Water & Sewer System, Revenue Bonds
Series DD-2 3.50%, due 6/15/40	2,585,000	2,834,659
Subseries FF-2 4.00%, due 6/15/41	2,500,000	2,870,200
Series EE 5.00%, due 6/15/40	15,585,000	19,023,986
Series EE 5.00%, due 6/15/47	11,710,000	12,960,862
New York City Water & Sewer System, Second General Resolution, Revenue Bonds Series CC 5.00%, due 6/15/47	10,000,000	11,303,200
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds Insured: BAM (zero coupon), due 11/15/36	5,050,000	3,101,357
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds 2.45%, due 9/15/69	12,925,000	12,684,078
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	12,315,000	12,851,811
New York Liberty Development Corp., World Trade Center, Revenue Bonds 5.75%, due 11/15/51	18,940,000	19,890,599
New York State Dormitory Authority, Personal Income Tax, Revenue Bonds Series D 4.00%, due 2/15/47	25,250,000	28,293,130
New York State Dormitory Authority, Revenue Bonds
Series D 4.00%, due 2/15/39	10,480,000	12,035,861
Series D 4.00%, due 2/15/40	3,615,000	4,131,873
Series C 4.00%, due 3/15/44	11,385,000	12,646,003
Series A 4.00%, due 3/15/46	7,540,000	8,509,267
Series E 5.00%, due 3/15/34	4,190,000	4,949,521

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, Revenue Bonds (continued)
Series D 5.00%, due 2/15/48	$10,200,000	$12,519,888
Series A 5.25%, due 3/15/39	1,840,000	2,287,727
New York State Dormitory Authority, Revenue Notes Series B 5.00%, due 3/31/21	28,000,000	28,554,400
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series E 5.00%, due 3/15/37	5,250,000	6,477,555
Series A 5.00%, due 3/15/40	31,860,000	38,394,209
Series E 5.00%, due 3/15/40	5,000,000	6,113,150
Series A 5.00%, due 3/15/43	10,000,000	12,014,900
Series A 5.00%, due 3/15/44	5,000,000	5,911,000
Series A 5.00%, due 3/15/45	3,000,000	3,593,190
New York State Dormitory Authority, School District Revenue Financing Program, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/33	750,000	929,768
Series A, Insured: AGM 5.00%, due 10/1/34	3,700,000	4,576,086
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds Series B 5.00%, due 2/15/38	13,490,000	16,389,271
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A 5.00%, due 7/1/36	1,000,000	1,196,270
Series A 5.00%, due 7/1/38	1,000,000	1,188,610
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds Series B, Insured: AGM 4.00%, due 1/1/50	10,940,000	12,251,268
New York State Thruway Authority, Revenue Bonds
Series L 3.50%, due 1/1/37	3,645,000	3,980,121

	Principal Amount	Value
New York (continued)
New York State Thruway Authority, Revenue Bonds (continued)
Series B 4.00%, due 1/1/39	$7,055,000	$8,018,078
Series B 4.00%, due 1/1/45	8,900,000	9,937,918
Series N 4.00%, due 1/1/45	5,000,000	5,622,200
Series B 4.00%, due 1/1/50	5,500,000	6,102,195
Series L 5.00%, due 1/1/31	3,550,000	4,402,746
Series L 5.00%, due 1/1/34	2,430,000	2,965,937
Series N 5.00%, due 1/1/34	10,855,000	13,909,488
Series N 5.00%, due 1/1/35	5,000,000	6,379,500
Series N 5.00%, due 1/1/36	19,130,000	24,304,474
Series N 5.00%, due 1/1/38	6,095,000	7,674,580
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
3.00%, due 3/15/40	18,965,000	19,780,685
Series A 5.00%, due 3/15/30	12,350,000	15,040,694
5.00%, due 3/15/38	12,140,000	15,358,435
Series A 5.00%, due 3/15/43	10,360,000	12,444,743
5.00%, due 3/15/44	11,755,000	14,573,379
New York State Urban Development Corp., Revenue Bonds
Series A 5.00%, due 3/15/36	10,000,000	12,769,200
Series A 5.00%, due 3/15/41	19,500,000	24,341,870
New York State Urban Development Corp., State Personal Income Tax, Revenue Bonds
4.00%, due 3/15/42	4,635,000	5,276,716
4.00%, due 3/15/45	11,450,000	12,922,355
5.00%, due 3/15/47	14,100,000	17,393,196
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (c)
Insured: AGM 4.00%, due 7/1/31	10,925,000	11,662,110
Series A, Insured: AGM 4.00%, due 7/1/36	24,800,000	26,196,736

32	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Onondaga County Trust Cultural Resource Revenue, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/49	$3,000,000	$3,414,390
5.00%, due 12/1/38	1,075,000	1,368,873
5.00%, due 12/1/43	16,995,000	21,317,508
Port Authority of New York & New Jersey, Consolidated 172nd, Revenue Bonds 4.25%, due 10/1/32 (c)	5,000,000	5,206,550
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds (c)
5.00%, due 11/1/44	3,190,000	3,829,340
5.00%, due 11/1/49	3,500,000	4,177,985
Port Authority of New York & New Jersey, Revenue Bonds
Series 222 4.00%, due 7/15/37	4,250,000	4,885,375
Series 218 4.00%, due 11/1/37 (c)	1,720,000	1,934,570
Series 222 4.00%, due 7/15/38	3,430,000	3,932,186
Series 222 4.00%, due 7/15/39	6,480,000	7,385,450
Series 222 4.00%, due 7/15/40	2,000,000	2,271,980
Series 214 4.00%, due 9/1/43 (c)	9,355,000	10,317,068
Series 209 5.00%, due 7/15/30	2,475,000	3,098,849
Series 197 5.00%, due 11/15/34 (c)	14,760,000	17,337,096
Series 221 5.00%, due 7/15/35 (c)	3,000,000	3,759,720
Series 197 5.00%, due 11/15/35 (c)	13,450,000	15,764,879
Series 197 5.00%, due 11/15/41 (c)	11,550,000	13,437,847
Rensselaer City School District, Certificates of Participation
Insured: AGM 5.00%, due 6/1/30	1,880,000	2,287,490
Insured: AGM 5.00%, due 6/1/32	2,000,000	2,420,200
Suffolk County NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM 3.00%, due 10/15/31	4,460,000	4,775,099
Series B, Insured: AGM 5.00%, due 10/15/28	4,020,000	5,000,438

	Principal Amount	Value
New York (continued)
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A 5.00%, due 11/15/46	$7,855,000	$9,355,619
Series A 5.00%, due 11/15/49	73,080,000	89,609,491
Series A 5.00%, due 11/15/54	5,000,000	6,129,100
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series B 5.00%, due 11/15/35	8,560,000	10,282,700
Series B 5.00%, due 11/15/38	3,600,000	4,282,452
Series A 5.00%, due 11/15/43	6,000,000	7,284,900
Series A 5.00%, due 11/15/45	12,540,000	14,946,802
TSASC, Inc., Revenue Bonds
Series A 5.00%, due 6/1/34	6,990,000	8,229,187
Series A 5.00%, due 6/1/35	2,865,000	3,361,648
West Islip Union Free School District, Limited General Obligation Insured: State Aid Witholding 1.75%, due 6/21/21	5,000,000	5,041,550

		1,571,510,323

North Carolina 0.1%
North Carolina Turnpike Authority, Revenue Bonds 5.00%, due 2/1/24	6,000,000	6,784,800

North Dakota 0.1%
North Dakota Board of Higher Education, University of North Dakota Housing & Auxiliary Facilities, Revenue Bonds Series A, Insured: AGM 4.00%, due 4/1/44	4,000,000	4,541,840

Ohio 0.8%
Akron Bath Copley Joint Township Hospital District, Children’s Hospital Medical Center of Akron, Revenue Bonds 5.00%, due 11/15/42	7,000,000	7,296,030
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2, Class 1 4.00%, due 6/1/37	2,000,000	2,336,740
Series A-2, Class 1 5.00%, due 6/1/36	1,000,000	1,273,620

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Clermont County Port Authority, W. Clermont Local School District Project, Revenue Bonds
Insured: BAM 5.00%, due 12/1/32	$2,200,000	$2,627,394
Insured: BAM 5.00%, due 12/1/33	1,335,000	1,589,985
Cleveland-Cuyahoga County Port Authority, Revenue Bonds Series A 6.00%, due 11/15/25	1,980,000	1,988,277
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,163,900
County of Hamilton OH, TriHealth, Inc. Obligated Group, Revenue Bonds 3.75%, due 8/15/50	7,250,000	7,839,135
Ohio Higher Educational Facility Commission, Oberlin College Project, Revenue Bonds 5.00%, due 10/1/31	2,800,000	3,076,024
Ohio Hospital Facilities, Cleveland Clinic Health System, Revenue Bonds 4.00%, due 1/1/46	10,850,000	12,283,502
Ohio Housing Finance Agency, Residential Mortgage Revenue, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.50%, due 9/1/48	5,260,000	5,890,937
University of Cincinnati, Revenue Bonds Series A 5.00%, due 6/1/45	10,000,000	11,822,700

		60,188,244

Oklahoma 0.6%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A 5.00%, due 9/1/26	1,800,000	2,246,112
Series A 5.00%, due 9/1/27	3,780,000	4,686,822
Series A 5.00%, due 9/1/28	5,000,000	6,160,950
Series A 5.00%, due 9/1/29	4,620,000	5,656,913
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds
5.00%, due 9/1/28	3,200,000	3,882,208
5.00%, due 9/1/29	2,370,000	2,858,694

	Principal Amount	Value
Oklahoma (continued)
Oklahoma Housing Finance Agency, Homeownership Loan Program, Revenue Bonds Series A 4.75%, due 9/1/48	$2,840,000	$3,219,282
Oklahoma Municipal Power Authority, Revenue Bonds Series A 4.00%, due 1/1/47	7,650,000	7,961,508
Weatherford Industrial Trust Educational Facilities, Weatherford Public Schools Project, Revenue Bonds
5.00%, due 3/1/31	1,820,000	2,295,966
5.00%, due 3/1/33	2,500,000	3,108,450

		42,076,905

Oregon 0.3%
Oregon State Housing & Community Services Department, Single Family Mortgage Program, Revenue Bonds Series C 4.50%, due 7/1/49	10,125,000	11,220,930
Port of Portland OR, Airport, Revenue Bonds Series 27-A 5.00%, due 7/1/37 (c)	10,550,000	12,799,260

		24,020,190

Pennsylvania 3.2%
City of Philadelphia PA, Unlimited General Obligation Series B 5.00%, due 2/1/38	5,650,000	6,999,841
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	6,000,000	6,770,940
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds Insured: BAM 5.00%, due 6/1/31	10,000,000	12,629,500
Commonwealth of Pennsylvania, Unlimited General Obligation
1st Series 3.00%, due 5/1/36	21,495,000	23,511,876
1st Series 4.00%, due 3/1/35	5,000,000	5,811,750
Dubois Hospital Authority, Revenue Bonds 4.00%, due 7/15/50	5,000,000	5,307,400

34	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Monroeville Finance Authority, Revenue Bonds 4.25%, due 2/15/42	$15,000,000	$15,687,300
Pennsylvania Economic Development Financing Authority, Revenue Bonds Series A 4.00%, due 11/15/36	4,965,000	5,560,155
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 5/1/46	3,000,000	3,668,850
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
4.00%, due 8/15/44	13,355,000	15,173,817
4.00%, due 8/15/49	30,785,000	34,766,732
Pennsylvania Turnpike Commission, Revenue Bonds
Series A, Insured: BAM 5.00%, due 12/1/44	10,000,000	12,172,400
Series A-1 5.00%, due 12/1/46	5,705,000	6,610,041
Series A 5.00%, due 12/1/49	5,000,000	6,057,050
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds Series 14T 5.00%, due 10/1/31	2,300,000	2,770,695
Philadelphia Water & Wastewater Revenue, Revenue Bonds Series A 5.00%, due 10/1/47	12,000,000	14,361,240
Pittsburgh Water & Sewer Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 9/1/44	4,530,000	5,599,216
School District of Philadelphia, Revenue Notes Series A 4.00%, due 6/30/21	15,000,000	15,369,300
State Public School Building Authority, Philadelphia Community College, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/28	5,505,000	6,472,669
State Public School Building Authority, Philadelphia School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/31	30,000,000	36,220,800

		241,521,572

	Principal Amount	Value
Puerto Rico 1.9%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.125%, due 7/1/47	$14,410,000	$14,783,363
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/26	575,000	586,673
Series A, Insured: AGC 5.00%, due 7/1/27	525,000	535,658
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,170,000	5,188,198
Series A, Insured: AGM 5.00%, due 7/1/35	35,025,000	36,692,190
Series A, Insured: NATL-RE 5.25%, due 7/1/21	440,000	442,112
Series C, Insured: AGM 5.375%, due 7/1/28	700,000	725,669
Series C, Insured: AGM 5.75%, due 7/1/37	1,150,000	1,202,095
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,240,000	2,294,410
Commonwealth of Puerto Rico, Unrefunded, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/34	285,000	290,788
Insured: AGC 5.25%, due 7/1/32	500,000	516,240
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	4,350,000	4,438,305
Series A, Insured: AGC 6.125%, due 7/1/24 (a)	545,000	584,175
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	4,855,000	4,856,796
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM 3.625%, due 7/1/23	3,115,000	3,117,648
Series UU, Insured: AGC 4.25%, due 7/1/27	2,345,000	2,346,266
Series NN, Insured: NATL-RE 4.75%, due 7/1/33	1,140,000	1,147,433
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	1,450,000	1,456,684

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series PP, Insured: NATL-RE 5.00%, due 7/1/23	$1,105,000	$1,111,796
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	825,000	830,074
Series UU, Insured: AGM 5.00%, due 7/1/23	2,290,000	2,336,487
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	2,915,000	2,937,445
Series UU, Insured: AGM 5.00%, due 7/1/24	4,415,000	4,504,624
Series TT, Insured: AGM 5.00%, due 7/1/27	500,000	510,150
Series SS, Insured: AGM 5.00%, due 7/1/30	550,000	561,171
Series VV, Insured: NATL-RE 5.25%, due 7/1/26	1,875,000	1,945,106
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	1,470,000	1,529,432
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	1,225,000	1,276,523
Series VV, Insured: NATL-RE 5.25%, due 7/1/34	550,000	572,330
Series VV, Insured: NATL-RE 5.25%, due 7/1/35	120,000	124,757
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series L, Insured: NATL-RE 5.25%, due 7/1/24	2,195,000	2,265,986
Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,525,000	5,757,381
Series CC, Insured: AGM 5.25%, due 7/1/33	2,100,000	2,418,066
Series N, Insured: NATL-RE 5.25%, due 7/1/33	5,030,000	5,241,210
Series N, Insured: AGC 5.25%, due 7/1/34	4,335,000	5,011,954
Series N, Insured: AGC, AGM 5.25%, due 7/1/36	1,425,000	1,645,661
Series N, Insured: AGC 5.25%, due 7/1/39	100,000	115,115
Series L, Insured: AGC 5.25%, due 7/1/41	2,535,000	2,909,065
Series E, Insured: AGM 5.50%, due 7/1/21	670,000	687,922
Series N, Insured: AGC, AGM 5.50%, due 7/1/29	3,270,000	3,763,901
Series CC, Insured: AGC 5.50%, due 7/1/31	1,480,000	1,729,395

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Unrefunded, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/27	$2,240,000	$2,285,472
Series J, Insured: NATL-RE 5.00%, due 7/1/29	650,000	654,531
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 4.75%, due 8/1/22	820,000	822,640
Series A, Insured: AGM 5.00%, due 8/1/21	195,000	198,959
Series A, Insured: AGM 5.00%, due 8/1/27	290,000	295,887
Series A, Insured: AGM 5.00%, due 8/1/30	1,440,000	1,469,246
Series C, Insured: AGC 5.25%, due 8/1/23	340,000	364,402
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE, XLCA 5.25%, due 7/1/23	265,000	272,057
Series K, Insured: AGM, State Guaranteed 5.25%, due 7/1/27	1,150,000	1,187,352
Series M-3, Insured: NATL-RE 6.00%, due 7/1/26	300,000	307,287
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	7,465,000	7,646,325
Puerto Rico Sales Tax Financing Corp Sales Tax, Revenue Bonds Insured: BHAC (zero coupon), due 8/1/54	98,098	20,123

		146,514,535

Rhode Island 0.3%
City of Cranston RI, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 8/1/37	1,335,000	1,705,810
Providence Public Buildings Authority, Revenue Bonds Series A, Insured: AGM 5.875%, due 6/15/26	1,565,000	1,610,870
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/26	5,000,000	5,874,150

36	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Rhode Island Health & Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series B 5.00%, due 5/15/33	$1,045,000	$1,336,116
Series B 5.00%, due 5/15/34	1,095,000	1,393,267
Series B 5.00%, due 5/15/35	1,150,000	1,453,278
Series B 5.00%, due 5/15/36	1,205,000	1,512,359
Series B 5.00%, due 5/15/37	1,265,000	1,582,047
Rhode Island Housing & Mortgage Finance Corp., Homeownership Opportunity, Revenue Bonds Series 69-B, Insured: GNMA/FNMA/FHLMC 4.00%, due 10/1/48	4,780,000	5,293,038

		21,760,935

South Carolina 2.2%
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds Series A 4.00%, due 10/1/48 (b)	4,355,000	4,798,600
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: AGC 5.75%, due 1/1/34	10,345,000	10,629,177
South Carolina Public Service Authority, Revenue Bonds
Series A 3.00%, due 12/1/41	6,500,000	6,554,665
Series A 4.00%, due 12/1/40	7,750,000	8,827,948
Series A 4.00%, due 12/1/42	9,750,000	11,025,203
Series C 5.00%, due 12/1/29	5,000,000	5,786,400
Series A 5.00%, due 12/1/32	10,000,000	11,896,300
Series A 5.00%, due 12/1/43	13,000,000	16,110,900
Series B 5.00%, due 12/1/46	3,125,000	3,648,938
Series B 5.00%, due 12/1/56	2,500,000	2,902,725
Series E 5.25%, due 12/1/55	27,430,000	31,631,453

	Principal Amount	Value
South Carolina (continued)
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series A 5.00%, due 12/1/25	$6,445,000	$6,775,757
Series D 5.00%, due 12/1/26	1,215,000	1,305,019
Series C 5.00%, due 12/1/36	3,860,000	4,027,370
Series C, Insured: AGM 5.00%, due 12/1/36	2,000,000	2,087,820
Series D 5.00%, due 12/1/43	5,290,000	5,569,788
South Carolina State Housing Finance & Development Authority, Revenue Bonds Series A 4.50%, due 7/1/48	3,390,000	3,759,476
South Carolina Transportation Infrastructure Bank, Revenue Bonds
Insured: AGM 5.00%, due 10/1/35	6,110,000	7,535,035
5.00%, due 10/1/36	15,000,000	18,217,200
Sumter Two School Facilities Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/27	1,100,000	1,300,552

		164,390,326

South Dakota 0.1%
South Dakota Conservancy District, Revenue Bonds
5.00%, due 8/1/37	1,750,000	2,205,630
5.00%, due 8/1/38	3,000,000	3,770,340

		5,975,970

Tennessee 0.7%
Metropolitan Nashville Airport Authority, Revenue Bonds (c)
Series B 4.00%, due 7/1/49	1,785,000	1,926,104
Series B 5.00%, due 7/1/32	2,500,000	3,102,950
Series B 5.00%, due 7/1/33	5,700,000	7,033,686
Series B 5.00%, due 7/1/49	17,490,000	20,631,379
Series B 5.00%, due 7/1/54	7,600,000	8,919,208
Tennessee Housing & Development Agency, Residential Finance Program, Revenue Bonds 4.50%, due 7/1/49	7,195,000	8,069,552

		49,682,879

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas 4.7%
Bexar County Hospital District, Limited General Obligation 4.00%, due 2/15/37	$4,200,000	$4,793,376
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/34	5,000,000	5,658,150
Series C 5.00%, due 8/15/42	2,135,000	2,385,329
City of Austin TX, Airport System, Revenue Bonds (c)
5.00%, due 11/15/24	4,000,000	4,672,360
5.00%, due 11/15/25	4,000,000	4,813,400
Series B 5.00%, due 11/15/44	28,655,000	34,339,865
Series B 5.00%, due 11/15/48	2,490,000	2,968,429
City of Corpus Christi TX, Utility System, Revenue Bonds
Series A 3.00%, due 7/15/39	4,400,000	4,852,232
Series A 3.00%, due 7/15/40	3,085,000	3,384,708
City of Donna TX, Tax & Toll Bridge, Limited General Obligation Insured: BAM 5.00%, due 2/15/30	1,035,000	1,179,134
City of Houston TX, Utility System, Revenue Bonds
Series B 5.00%, due 11/15/33	2,000,000	2,453,960
Series B 5.00%, due 11/15/34	1,500,000	1,968,135
Series B 5.00%, due 11/15/35	300,000	392,262
City of Houston, Limited General Obligation Series A 5.00%, due 3/1/29	5,000,000	6,240,000
Dallas Area Rapid Transit Sales Tax Revenue, Revenue Bonds
Series B 4.00%, due 12/1/36	9,000,000	10,214,910
Series B 4.00%, due 12/1/37	6,155,000	6,974,477
Dallas County Hospital District, Limited General Obligation 5.00%, due 8/15/30	10,000,000	12,759,900

	Principal Amount	Value
Texas (continued)
Dallas-Fort Worth International Airport, Revenue Bonds
4.00%, due 11/1/35	$18,890,000	$21,987,204
Series A 4.00%, due 11/1/35	5,445,000	6,337,762
Series C 5.125%, due 11/1/43 (c)	5,310,000	5,655,681
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds 4.00%, due 10/1/49	9,900,000	11,287,584
Grand Parkway Transportation Corp., Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,883,430
Series A 5.00%, due 10/1/43	8,625,000	10,594,950
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds 5.00%, due 7/1/38	4,280,000	4,995,145
Houston Hotel Occupancy Tax & Special Revenue, Convention & Entertainment Facilities Department, Revenue Bonds
5.00%, due 9/1/26	565,000	608,562
5.00%, due 9/1/31	2,450,000	2,555,497
5.00%, due 9/1/34	1,550,000	1,605,242
North Harris County Regional Water Authority, Senior Lien, Revenue Bonds Insured: BAM 5.00%, due 12/15/32	3,215,000	3,515,731
North Texas Tollway Authority, Revenue Bonds
Series A 5.00%, due 1/1/34	1,400,000	1,617,294
Series A 5.00%, due 1/1/35	2,950,000	3,402,678
Series A 5.00%, due 1/1/38	10,000,000	12,424,000
Series A, Insured: BAM 5.00%, due 1/1/38	9,500,000	10,924,335
Series B 5.00%, due 1/1/40	22,140,000	23,811,349
San Antonio Water System, Junior Lien, Revenue Bonds Series A 5.00%, due 5/15/37	7,585,000	9,898,804
State of Texas, Revenue Notes 4.00%, due 8/26/21	50,000,000	51,537,000

38	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series A 5.00%, due 11/15/23	$1,245,000	$1,365,952
Series A 5.00%, due 11/15/24	1,305,000	1,467,290
Series A 5.00%, due 11/15/25	1,370,000	1,577,911
Series A 5.00%, due 11/15/26	1,440,000	1,696,018
Series B 5.00%, due 11/15/46	3,590,000	3,987,700
Texas Department of Housing & Community Affairs, Revenue Bonds Series A, Insured: GNMA/FNMA 4.75%, due 1/1/49	25,000	28,248
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/30	17,100,000	18,267,417
5.00%, due 12/15/31	7,575,000	8,075,404
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC, Revenue Bonds
4.00%, due 12/31/37	4,250,000	4,776,787
4.00%, due 12/31/38	3,000,000	3,356,970
4.00%, due 6/30/39	3,000,000	3,345,480
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM 4.00%, due 5/1/31	1,000,000	1,096,340
Insured: BAM 4.00%, due 5/1/32	1,295,000	1,413,752
Texas State Municipal Power Agency, Revenue Bonds 5.00%, due 9/1/47	2,750,000	2,758,910
Texas State University System, Revenue Bonds Series A 4.00%, due 3/15/35	2,000,000	2,379,340
Town of Prosper TX, Limited General Obligation 4.00%, due 2/15/31	1,235,000	1,474,911
Viridian Municipal Management District, Unlimited General Obligation Insured: BAM 6.00%, due 12/1/32	500,000	605,390

	Principal Amount	Value
Texas (continued)
West Harris County Regional Water Authority, Revenue Bonds 5.00%, due 12/15/39	$1,200,000	$1,518,624

		353,885,319

U.S. Virgin Islands 0.6%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	5,100,000	5,004,834
Series A 6.625%, due 10/1/29	6,455,000	6,481,272
Series A 6.75%, due 10/1/37	5,000,000	5,018,700
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (d)	5,000,000	5,611,300
Series A, Insured: AGM 5.00%, due 10/1/32	15,655,000	16,739,892
Series C, Insured: AGM 5.00%, due 10/1/39	5,920,000	6,559,715

		45,415,713

Utah 2.0%
County of Utah UT, IHC Health Services, Inc., Revenue Bonds
Series A 4.00%, due 5/15/43	5,000,000	5,772,600
Series B 4.00%, due 5/15/47	1,670,000	1,782,909
Series A 5.00%, due 5/15/43	17,350,000	21,856,142
Salt Lake City Airport, Revenue Bonds (c)
Series A 5.00%, due 7/1/42	18,790,000	21,561,149
Series A 5.00%, due 7/1/47	17,710,000	20,166,200
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds Insured: UT CSCE 4.00%, due 4/15/45	2,975,000	3,316,084
Utah Housing Corp., Revenue Bonds
Series H, Insured: GNMA 4.50%, due 10/21/48	2,172,324	2,347,044
Series J, Insured: GNMA 4.50%, due 12/21/48	2,757,472	2,979,256
Series A, Insured: GNMA 4.50%, due 1/21/49	5,726,812	6,187,419
Series B, Insured: GNMA 4.50%, due 2/21/49	3,715,593	4,014,439

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/38	$1,990,000	$2,420,716
5.00%, due 10/15/41	2,175,000	2,622,637
Utah Transit Authority, Revenue Bonds
4.00%, due 6/15/39	27,885,000	28,982,832
4.00%, due 12/15/41	13,300,000	14,945,875
Utah Transit Authority, Sales Tax, Revenue Bonds Insured: BAM 5.00%, due 12/15/40	2,780,000	3,415,730
Weber Basin Water Conservancy District, Revenue Bonds 5.00%, due 10/1/44	5,130,000	6,463,902

		148,834,934

Vermont 0.1%
Vermont Educational & Health Building Financing Agency, Revenue Bonds 5.00%, due 11/1/40	6,775,000	6,775,000
Vermont Educational & Health Buildings Financing Agency, Middlebury College Project, Revenue Bonds 4.00%, due 11/1/36	1,250,000	1,472,625

		8,247,625

Virginia 2.0%
Arlington County Industrial Development Authority, Virginia Hospital Center, Revenue Bonds
3.75%, due 7/1/50	20,350,000	22,168,679
4.00%, due 7/1/45	12,000,000	13,648,080
Hampton Roads Transportation Accountability Commission, Revenue Bonds
Series A 4.00%, due 7/1/50	10,000,000	11,631,600
Series A 4.00%, due 7/1/55	50,000,000	57,492,500
Series A 5.00%, due 7/1/50	16,955,000	21,415,013
Virginia Housing Development Authority, Revenue Bonds Series B 3.35%, due 5/1/54	3,800,000	3,934,558
Virginia Resources Authority, Infrastructure Revenue, Revenue Bonds Series A, Insured: Moral Obligation 5.00%, due 11/1/30	2,245,000	2,454,661

	Principal Amount	Value
Virginia (continued)
Virginia Small Business Financing Authority, Express Lanes LLC Project, Revenue Bonds 5.00%, due 7/1/49 (c)	$20,000,000	$20,617,600

		153,362,691

Washington 0.8%
Thurston & Pierce Counties Community Schools, Unlimited General Obligation Insured: School Bond Guaranty 4.00%, due 12/1/35	3,900,000	4,606,173
University of Washington, Revenue Bonds
Series A 4.00%, due 4/1/38	1,860,000	2,210,257
Series A 4.00%, due 4/1/39	2,345,000	2,777,254
Series B 5.00%, due 6/1/37	2,765,000	3,192,718
Washington Higher Educational Facilities Authority, Seattle Pacific University Project, Revenue Bonds
5.00%, due 10/1/32	1,330,000	1,617,772
5.00%, due 10/1/35	1,000,000	1,201,780
5.00%, due 10/1/38	1,175,000	1,396,581
5.00%, due 10/1/45	1,600,000	1,862,608
Washington State Convention Center Public Facilities District, Revenue Bonds
Insured: AGM 4.00%, due 7/1/58	20,000,000	21,320,400
5.00%, due 7/1/48	8,115,000	8,946,950
Insured: AGM 5.00%, due 7/1/58	2,935,000	3,338,856
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series 1N 4.00%, due 12/1/48	5,585,000	6,131,213
Series 1N 4.00%, due 6/1/49	285,000	315,156

		58,917,718

Wisconsin 0.2%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	3,665,000	3,873,319
Series A 5.00%, due 12/15/32	2,850,000	3,006,123
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Revenue Bonds Series C 5.00%, due 2/15/23	2,110,000	2,290,025

40	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, Revenue Bonds Series D 4.00%, due 3/1/47	$5,125,000	$5,649,851

		14,819,318

Wyoming 0.1%
West Park Hospital District, Revenue Bonds
Series A 5.50%, due 6/1/21	250,000	255,552
Series A 6.375%, due 6/1/26	1,000,000	1,028,720
Wyoming Community Development Authority, Revenue Bonds
Series 3 4.00%, due 6/1/43	3,780,000	4,134,035
Series 1 4.00%, due 12/1/48	3,565,000	3,929,236

		9,347,543

Total Long-Term Municipal Bonds (Cost $6,833,928,705)		7,123,753,736

Short-Term Municipal Notes 4.0%
Arkansas 0.1%
City of Osceola AR, Plum Point Energy Associates LLC Project, Revenue Bonds 0.13%, due 4/1/36 (c)(e)	5,000,000	5,000,000

California 1.0%
California Infrastructure & Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds Series A 0.45%, due 1/1/50 (b)(c)(d)	42,000,000	41,983,200
Nuveen AMT-Free Quality Municipal Income Fund
Series A 0.60%, due 5/1/47 (b)(d)	20,000,000	20,000,000
Series D 0.60%, due 3/1/29 (b)	11,800,000	11,800,000

		73,783,200

Connecticut 0.1%
Connecticut State Health & Educational Facility Authority, Yale-New Haven Health Obligated Group, Revenue Bonds 0.11%, due 7/1/25 (e)	8,400,000	8,400,000

	Principal Amount	Value
District of Columbia 0.1%
Tender Option Bond Trust Receipts, Revenue Bonds Series 2020-YX1120 0.17%, due 10/1/49 (d)(e)	$8,390,000	$8,390,000

Georgia 0.3%
Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds 0.15%, due 11/1/52 (e)	22,655,000	22,655,000

Idaho 0.1%
Idaho Health Facilities Authority, Trinity Health Credit Group, Revenue Bonds 0.23%, due 12/1/48 (e)	6,500,000	6,500,000

Illinois 0.2%
Tender Option Bond Trust Receipts, Revenue Bonds Series 2015-XF1009, Insured: AGM 0.18%, due 6/15/32 (d)(e)	17,390,000	17,390,000

Kentucky 0.1%
County of Meade KY, Nucor Corp., Revenue Bonds 0.21%, due 7/1/60 (c)(e)	8,160,000	8,160,000

Michigan 0.1%
Michigan State Building Authority, Multi-Modal Facilities Program, Revenue Bonds Series III 0.24%, due 10/15/42 (e)	3,500,000	3,500,000

Minnesota 0.3%
County of Hennepin MN, Unlimited General Obligation Series B 0.12%, due 12/1/38 (e)	23,530,000	23,530,000

Missouri 0.2%
RIB Floater Trust, Revenue Bonds Series 2019-016 0.16%, due 6/1/45 (d)(e)	11,000,000	11,000,000

New Jersey 0.3%
New Jersey Turnpike Authority, Revenue Bonds Series D-1 0.804%, due 1/1/24 (e)	25,750,000	25,726,825

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Short-Term Municipal Notes (continued)
New York 0.2%
New York City Housing Development Corp., Revenue Bonds Series G 0.20%, due 5/1/52 (b)	$3,500,000	$3,499,195
New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds Series E-3 0.12%, due 5/1/59 (e)	2,300,000	2,300,000
Tender Option Bond Trust Receipts, Revenue Bonds Series 2016-XM0454 0.20%, due 9/15/40 (d)(e)	5,000,000	5,000,000

		10,799,195

Oregon 0.1%
Oregon State Facilities Authority, PeaceHealth Obligated Group, Revenue Bonds Series B 0.10%, due 8/1/34 (e)	9,200,000	9,200,000

Texas 0.5%
Harris County Health Facilities Development Corp., Methodist Hospital System, Revenue Bonds (e)
Series A-1 0.10%, due 12/1/41	23,000,000	23,000,000
Series A-2 0.10%, due 12/1/41	15,000,000	15,000,000

		38,000,000

Wisconsin 0.3%
State of Wisconsin, Unlimited General Obligation Series A 0.15%, due 5/1/29 (e)	6,000,000	6,000,000
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Revenue Bonds Series A 0.11%, due 2/15/50 (e)	18,685,000	18,685,000

		24,685,000

Total Short-Term Municipal Notes (Cost $296,725,817)		296,719,220

Total Municipal Bonds (Cost $7,130,654,522)	98.4%	7,420,472,956

	Principal Amount	Value
Other Assets, Less Liabilities	1.6	122,040,211
Net Assets	100.0%	$7,542,513,167

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of October 31, 2020.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(c)	Interest on these securities was subject to alternative minimum tax.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

42	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of October 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Short Contracts
10-Year United States Treasury Note	(3,500)	December 2020	$(486,589,364)	$(483,765,625)	$2,823,739

1.	As of October 31, 2020, cash in the amount of $5,425,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2020.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

BAM—Build America Mutual Assurance Co.

BHAC—Berkshire Hathaway Assurance Corp.

CHF—Collegiate Housing Foundation

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Association

GNMA—Government National Mortgage Association

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

UT CSCE—Utah Charter School Credit Enhancement Program

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$7,123,753,736	$—	$7,123,753,736
Short-Term Municipal Notes	—	296,719,220	—	296,719,220

Total Investments in Securities	$—	$7,420,472,956	$—	$7,420,472,956

Other Financial Instruments
Futures Contracts (b)	$2,823,739	$—	$—	$2,823,739

Total Investments in Securities and Other Financial Instruments	$2,823,739	$7,420,472,956	$—	$7,423,296,695

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in securities, at value (identified cost $7,130,654,522)	$7,420,472,956
Cash	144,307,642
Cash collateral on deposit at broker for futures contracts	5,425,000
Receivables:
Interest	82,078,483
Fund shares sold	24,000,829
Investment securities sold	11,733,132
Variation margin on futures contracts	656,221
Other assets	325,871

Total assets	7,689,000,134

Liabilities
Payables:
Investment securities purchased	118,199,632
Fund shares redeemed	19,803,182
Manager (See Note 3)	2,622,243
NYLIFE Distributors (See Note 3)	672,154
Transfer agent (See Note 3)	619,055
Professional fees	112,939
Shareholder communication	102,706
Custodian	11,781
Trustees	9,547
Accrued expenses	6,322
Dividend payable	4,327,406

Total liabilities	146,486,967

Net assets	$7,542,513,167

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$7,227,399
Additional paid-in capital	7,336,582,601

7,343,810,000
Total distributable earnings (loss)	198,703,167

Net assets	$7,542,513,167

Class A
Net assets applicable to outstanding shares	$2,674,765,401

Shares of beneficial interest outstanding	256,353,188

Net asset value per share outstanding	$10.43
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.92

Investor Class
Net assets applicable to outstanding shares	$9,333,771

Shares of beneficial interest outstanding	890,647

Net asset value per share outstanding	$10.48
Maximum sales charge (4.00% of offering price)	0.44

Maximum offering price per share outstanding	$10.92

Class B
Net assets applicable to outstanding shares	$9,286,081

Shares of beneficial interest outstanding	890,237

Net asset value and offering price per share outstanding	$10.43

Class C
Net assets applicable to outstanding shares	$220,145,567

Shares of beneficial interest outstanding	21,093,478

Net asset value and offering price per share outstanding	$10.44

Class C2
Net assets applicable to outstanding shares	$250,581

Shares of beneficial interest outstanding	24,027

Net asset value and offering price per share outstanding	$10.43

Class I
Net assets applicable to outstanding shares	$4,430,985,490

Shares of beneficial interest outstanding	424,551,724

Net asset value and offering price per share outstanding	$10.44

Class R6
Net assets applicable to outstanding shares	$197,746,276

Shares of beneficial interest outstanding	18,936,596

Net asset value and offering price per share outstanding	$10.44

44	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$170,399,238
Dividends	658,055
Other	1,132

Total income	171,058,425

Expenses
Manager (See Note 3)	25,489,278
Distribution/Service—Class A (See Note 3)	5,867,288
Distribution/Service—Investor Class (See Note 3)	24,060
Distribution/Service—Class B (See Note 3)	57,197
Distribution/Service—Class C (See Note 3)	1,141,770
Distribution/Service—Class C2 (See Note 3)	114
Transfer agent (See Note 3)	3,625,664
Registration	491,971
Professional fees	444,024
Shareholder communication	220,257
Trustees	146,644
Custodian	70,175
Miscellaneous	202,375

Total expenses	37,780,817

Net investment income (loss)	133,277,608

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	25,764,052
Futures transactions	(9,530,765)

Net realized gain (loss)	16,233,287

Net change in unrealized appreciation (depreciation) on:
Investments	85,343,012
Futures contracts	31,465

Net change in unrealized appreciation (depreciation)	85,374,477

Net realized and unrealized gain (loss)	101,607,764

Net increase (decrease) in net assets resulting from operations	$234,885,372

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$133,277,608	$115,109,951
Net realized gain (loss)	16,233,287	(10,471,549)
Net change in unrealized appreciation (depreciation)	85,374,477	201,479,641

Net increase (decrease) in net assets resulting from operations	234,885,372	306,118,043

Distributions to shareholders:
Class A	(61,436,754)	(43,092,131)
Investor Class	(252,488)	(285,978)
Class B	(272,310)	(365,433)
Class C	(5,412,059)	(5,995,944)
Class C2	(295)	—
Class I	(98,634,481)	(65,371,209)
Class R6	(2,964,947)	—

Total distributions to shareholders	(168,973,334)	(115,110,695)

Capital share transactions:
Net proceeds from sale of shares	4,265,384,837	2,425,735,828
Net asset value of shares issued to shareholders in reinvestment of distributions	122,276,059	81,410,601
Cost of shares redeemed	(1,754,536,854)	(819,347,697)

Increase (decrease) in net assets derived from capital share transactions	2,633,124,042	1,687,798,732

Net increase (decrease) in net assets	2,699,036,080	1,878,806,080

Net Assets
Beginning of year	4,843,477,087	2,964,671,007

End of year	$7,542,513,167	$4,843,477,087

46	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.33		$9.80		$10.02	$10.18	$9.93

Net investment income (loss)	0.26		0.30		0.31	0.31	0.32

Net realized and unrealized gain (loss) on investments	0.11		0.53		(0.22)	(0.16)	0.25

Total from investment operations	0.37		0.83		0.09	0.15	0.57

Less distributions:

From net investment income	(0.27)		(0.30)		(0.31)	(0.31)	(0.32)

Net asset value at end of year	$10.43		$10.33		$9.80	$10.02	$10.18

Total investment return (a)	3.66%		8.55%		0.94%	1.50%	5.73%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.04%		2.93%		3.15%	3.05%	3.04%

Net expenses (b)	0.75%		0.78%		0.80%	0.81%	0.80%

Portfolio turnover rate	72	%(c)	38	%(c)	40%	62%	47%

Net assets at end of year (in 000’s)	$2,674,765		$1,728,643		$1,405,803	$1,564,955	$1,248,065

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Investor Class	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.38		$9.84		$10.06	$10.23	$9.97

Net investment income (loss)	0.20		0.30		0.32	0.31	0.32

Net realized and unrealized gain (loss) on investments	0.17		0.54		(0.22)	(0.17)	0.26

Total from investment operations	0.37		0.84		0.10	0.14	0.58

Less distributions:

From net investment income	(0.27)		(0.30)		(0.32)	(0.31)	(0.32)

Net asset value at end of year	$10.48		$10.38		$9.84	$10.06	$10.23

Total investment return (a)	3.64%		8.63%		0.97%	1.43%	5.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.04%		2.95%		3.17%	3.10%	3.11%

Net expenses (b)	0.76%		0.77%		0.78%	0.79%	0.79%

Portfolio turnover rate	72	%(c)	38	%(c)	40%	62%	47%

Net assets at end of year (in 000’s)	$9,334		$9,815		$9,690	$10,216	$16,344

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.33		$9.80		$10.01	$10.18	$9.92

Net investment income (loss)	0.12		0.27		0.29	0.28	0.29

Net realized and unrealized gain (loss) on investments	0.23		0.53		(0.21)	(0.17)	0.26

Total from investment operations	0.35		0.80		0.08	0.11	0.55

Less distributions:

From net investment income	(0.25)		(0.27)		(0.29)	(0.28)	(0.29)

Net asset value at end of year	$10.43		$10.33		$9.80	$10.01	$10.18

Total investment return (a)	3.38%		8.28%		0.81%	1.17%	5.58%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.80%		2.71%		2.92%	2.85%	2.84%

Net expenses (b)	1.01%		1.02%		1.03%	1.04%	1.04%

Portfolio turnover rate	72	%(c)	38	%(c)	40%	62%	47%

Net assets at end of year (in 000’s)	$9,286		$12,354		$14,704	$17,068	$19,318

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Class C	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.34		$9.80		$10.02	$10.18	$9.93

Net investment income (loss)	0.18		0.27		0.29	0.28	0.29

Net realized and unrealized gain (loss) on investments	0.17		0.54		(0.22)	(0.16)	0.25

Total from investment operations	0.35		0.81		0.07	0.12	0.54

Less distributions:

From net investment income	(0.25)		(0.27)		(0.29)	(0.28)	(0.29)

Net asset value at end of year	$10.44		$10.34		$9.80	$10.02	$10.18

Total investment return (a)	3.38%		8.39%		0.71%	1.27%	5.48%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.79%		2.69%		2.92%	2.85%	2.81%

Net expenses (b)	1.01%		1.02%		1.03%	1.04%	1.04%

Portfolio turnover rate	72	%(c)	38	%(c)	40%	62%	47%

Net assets at end of year (in 000’s)	$220,146		$225,762		$213,883	$241,526	$273,386

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

48	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C2	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period	$10.52

Net investment income (loss) ‡	0.03

Net realized and unrealized gain (loss) on investments	(0.09)

Total from investment operations	(0.06)

Less distributions:

From net investment income	(0.03)

Net asset value at end of period	$10.43

Total investment return (a)	(0.54%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	1.02%

Net expenses †† (b)	1.15%

Portfolio turnover rate (c)	72%

Net assets at end of period (in 000’s)	$251

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Class I	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.34		$9.80		$10.02	$10.18	$9.93

Net investment income (loss)	0.29		0.32		0.34	0.33	0.34

Net realized and unrealized gain (loss) on investments	0.11		0.54		(0.22)	(0.16)	0.25

Total from investment operations	0.40		0.86		0.12	0.17	0.59

Less distributions:

From net investment income	(0.30)		(0.32)		(0.34)	(0.33)	(0.34)

Net asset value at end of year	$10.44		$10.34		$9.80	$10.02	$10.18

Total investment return (a)	3.91%		8.93%		1.19%	1.75%	5.99%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.28%		3.14%		3.40%	3.31%	3.29%

Net expenses (b)	0.50%		0.52%		0.55%	0.56%	0.55%

Portfolio turnover rate	72	%(c)	38	%(c)	40%	62%	47%

Net assets at end of year (in 000’s)	$4,430,985		$2,866,903		$1,320,591	$1,019,263	$899,128

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

Class R6	November 1, 2019^ through October 31, 2020

Net asset value at beginning of period	$10.34

Net investment income (loss)	0.27

Net realized and unrealized gain (loss) on investments	0.13

Total from investment operations	0.40

Less distributions:

From net investment income	(0.30)

Net asset value at end of period	$10.44

Total investment return (a)	3.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.27%

Net expenses (b)	0.44%

Portfolio turnover rate (c)	72%

Net assets at end of period (in 000’s)	$197,746

^	Inception date.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

50	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class R6 shares commenced operations on November 1, 2019. Class C2 shares commenced operations on August 31, 2020. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally,

Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class or SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals

51

Notes to Financial Statements (continued)

with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar

52	MainStay MacKay Tax Free Bond Fund

assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, each closed end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed end funds are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that

53

Notes to Financial Statements (continued)

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from Covid-19 on the Commonwealth’s finances, the Federal Oversight and Management Board or the Commonwealth could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board is changing significantly due to existing members either stepping down or being replaced as the current board’s term has expired. There is no assurance that newly appointed board members will approve the restructuring agreements the prior board had negotiated.

The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2020, 100.0% of the Puerto Rico municipal securities held by the Fund were insured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

54	MainStay MacKay Tax Free Bond Fund

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$2,823,739	$2,823,739

Total Fair Value	$2,823,739	$2,823,739

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total

Futures Contracts	$(9,530,765)	$(9,530,765)

Total Net Realized Gain (Loss)	$(9,530,765)	$(9,530,765)

Net Change in Unrealized Appreciation (Depreciation) from:	Interest Rate Contracts Risk	Total

Futures Contracts	$31,465	$31,465

Total Net Change in Unrealized Appreciation (Depreciation)	$31,465	$31,465

Average Notional Amount	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(388,804,891)	$(388,804,891)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; and 0.39% in excess of $5 billion plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.41% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.82% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $25,489,278 and paid the Subadvisor in the amount of $12,423,950.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or

55

Notes to Financial Statements (continued)

procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $68,693 and $4,037, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2020, of $243,743, $19,389 and $32,591, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for Class C2 shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$1,394,202	$—
Investor Class	7,019	—
Class B	8,360	—
Class C	166,901	—
Class C2	13	—
Class I	2,045,027	—
Class R6	4,142	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class C2	$24,829	9.9%
Class R6	25,927	0.0	‡

‡	Less than 0.05%.

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$7,149,820,906	$299,415,162	$(28,763,111)	$270,652,051

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$ —	$3,735,747	$(24,598,626)	$(4,327,406)	$223,893,452	$198,703,167

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts and cumulative bond amortization adjustments. The other temporary differences are primarily due to dividends payable and wash sales.

56	MainStay MacKay Tax Free Bond Fund

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $24,598,626 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$24,599	$ —

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$322,848	$316,849
Exempt Interest Dividends	168,650,486	114,793,846
Total	$168,973,334	$115,110,695

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $6,700,424 and $4,258,749, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	157,611,398	$1,621,322,710
Shares issued to shareholders in reinvestment of distributions	5,260,382	54,696,460
Shares redeemed	(73,877,620)	(761,621,950)

Net increase (decrease) in shares outstanding before conversion	88,994,160	914,397,220
Shares converted into Class A (See Note 1)	541,773	5,625,267
Shares converted from Class A (See Note 1)	(472,247)	(4,948,405)

Net increase (decrease)	89,063,686	$915,074,082

Year ended October 31, 2019:
Shares sold	53,958,287	$549,133,349
Shares issued to shareholders in reinvestment of distributions	3,742,394	37,953,702
Shares redeemed	(34,141,572)	(342,393,081)

Net increase (decrease) in shares outstanding before conversion	23,559,109	244,693,970
Shares converted into Class A (See Note 1)	340,145	3,445,378
Shares converted from Class A (See Note 1)	(91,670)	(936,239)

Net increase (decrease)	23,807,584	$247,203,109

57

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	218,794	$2,273,329
Shares issued to shareholders in reinvestment of distributions	22,612	236,084
Shares redeemed	(114,676)	(1,193,871)

Net increase (decrease) in shares outstanding before conversion	126,730	1,315,542
Shares converted into Investor Class (See Note 1)	39,045	407,397
Shares converted from Investor Class (See Note 1)	(221,001)	(2,293,359)

Net increase (decrease)	(55,226)	$(570,420)

Year ended October 31, 2019:
Shares sold	165,195	$1,687,358
Shares issued to shareholders in reinvestment of distributions	26,056	265,116
Shares redeemed	(113,885)	(1,158,170)

Net increase (decrease) in shares outstanding before conversion	77,366	794,304
Shares converted into Investor Class (See Note 1)	71,731	734,316
Shares converted from Investor Class (See Note 1)	(188,084)	(1,918,730)

Net increase (decrease)	(38,987)	$(390,110)

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	253,107	$2,612,189
Shares issued to shareholders in reinvestment of distributions	24,633	255,982
Shares redeemed	(546,601)	(5,546,225)

Net increase (decrease) in shares outstanding before conversion	(268,861)	(2,678,054)
Shares converted from Class B (See Note 1)	(36,760)	(381,759)

Net increase (decrease)	(305,621)	$(3,059,813)

Year ended October 31, 2019:
Shares sold	129,834	$1,308,467
Shares issued to shareholders in reinvestment of distributions	33,382	337,837
Shares redeemed	(438,612)	(4,424,630)

Net increase (decrease) in shares outstanding before conversion	(275,396)	(2,778,326)
Shares converted from Class B (See Note 1)	(29,908)	(303,895)

Net increase (decrease)	(305,304)	$(3,082,221)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	6,054,077	$62,779,856
Shares issued to shareholders in reinvestment of distributions	382,748	3,980,400
Shares redeemed	(6,954,302)	(72,186,731)

Net increase (decrease) in shares outstanding before conversion	(517,477)	(5,426,475)
Shares converted from Class C (See Note 1)	(230,958)	(2,395,190)

Net increase (decrease)	(748,435)	$(7,821,665)

Year ended October 31, 2019:
Shares sold	5,430,844	$54,932,748
Shares issued to shareholders in reinvestment of distributions	440,074	4,460,962
Shares redeemed	(5,711,197)	(58,029,277)

Net increase (decrease) in shares outstanding before conversion	159,721	1,364,433
Shares converted from Class C (See Note 1)	(141,573)	(1,426,691)

Net increase (decrease)	18,148	$(62,258)

Class C2	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	23,999	$250,964
Shares issued to shareholders in reinvestment of distributions	28	295
Shares redeemed	(0)‡	(5)

Net increase (decrease)	24,027	$251,254

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	229,489,098	$2,384,123,938
Shares issued to shareholders in reinvestment of distributions	6,061,484	63,084,471
Shares redeemed	(84,329,184)	(869,303,407)

Net increase in shares outstanding before conversion	151,221,398	1,577,905,002
Shares converted into Class I (See Note 1)	459,012	4,807,540
Shares converted from Class I (See Note 1)	(4,502,591)	(47,113,382)

Net increase (decrease)	147,177,819	$1,535,599,160

Year ended October 31, 2019:
Shares sold	179,763,292	$1,818,673,906
Shares issued to shareholders in reinvestment of distributions	3,761,656	38,392,984
Shares redeemed	(40,947,185)	(413,342,539)

Net increase (decrease) in shares outstanding before conversion	142,577,763	1,443,724,351
Shares converted into Class I (See Note 1)	39,940	405,861

Net increase (decrease)	142,617,703	$1,444,130,212

58	MainStay MacKay Tax Free Bond Fund

Class R6	Shares	Amount

Year ended October 31, 2020 (b):
Shares sold	18,912,996	$192,021,851
Shares issued to shareholders in reinvestment of distributions	2,153	22,367
Shares redeemed	(4,398,883)	(44,684,665)

Net increase (decrease) in shares outstanding before conversion	14,516,266	147,359,553
Shares converted into Class R6 (See Note 1)	4,510,631	47,243,588
Shares converted from Class R6 (See Note 1)	(90,301)	(951,697)

Net increase (decrease)	18,936,596	$193,651,444

‡	Less than one cent per share.

(a)	The inception date of the class was August 31, 2020.

(b)	The inception date of the class was November 1, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

59

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Tax Free Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

60	MainStay MacKay Tax Free Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.8% of the ordinary income dividends paid during its fiscal year ended October 31, 2020 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

61

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

62	MainStay MacKay Tax Free Bond Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

63

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

64	MainStay MacKay Tax Free Bond Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

65

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716275 MS203-20	MST11-12/20 (NYLIM) NL215

MainStay MacKay Unconstrained Bond Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/1997	–1.38 3.27%	2.46 3.41%	3.03 3.51%	1.27 1.27%
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.36 3.29	2.45 3.39	2.95 3.43	1.29 1.29
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2/28/1997	–2.56 2.44	2.25 2.62	2.66 2.66	2.04 2.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	1.45 2.45	2.62 2.62	2.65 2.65	2.04 2.04
Class I Shares	No Sales Charge		1/2/2004	3.53	3.69	3.76	1.02
Class R2 Shares	No Sales Charge		2/28/2014	3.27	3.33	2.20	1.37
Class R3 Shares	No Sales Charge		2/29/2016	2.90	4.34	N/A	1.62
Class R6 Shares	No Sales Charge		2/28/2018	4.04	3.36	N/A	0.85

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[5]	6.19%	4.08%	3.55%
ICE BofA Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[6]	1.37	1.50	0.90
Morningstar Nontraditional Bond Category Average[7]	1.64	2.88	2.54

5.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the ICE BofA Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$1,073.90	$5.63	$1,019.71	$5.48	1.08%

Investor Class Shares	$1,000.00	$1,073.90	$6.20	$1,019.15	$6.04	1.19%

Class B Shares	$1,000.00	$1,069.60	$10.09	$1,015.38	$9.83	1.94%

Class C Shares	$1,000.00	$1,069.70	$10.09	$1,015.38	$9.83	1.94%

Class I Shares	$1,000.00	$1,075.10	$4.33	$1,020.96	$4.22	0.83%

Class R2 Shares	$1,000.00	$1,075.70	$6.21	$1,019.15	$6.04	1.19%

Class R3 Shares	$1,000.00	$1,071.80	$7.45	$1,017.95	$7.25	1.43%

Class R6 Shares	$1,000.00	$1,080.60	$3.92	$1,021.37	$3.81	0.75%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

‡	Less than one-tenth of a percent.

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–0.875%, due 1/15/29–1/15/30

2.	Fannie Mae Connecticut Avenue Securities, 3.799%–4.599%, due 1/25/29–9/25/29

3.	Bank of America Corp., 2.676%–8.57%, due 11/15/24–6/19/41

4.	Wells Fargo Commercial Mortgage Trust, 3.04%–4.058%, due 6/15/36–10/15/52

5.	Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes, 1.999%–6.499%, due 9/25/28–2/25/50
6.	Ally Financial, Inc., 5.75%–8.00%, due 11/20/25–11/1/31

7.	Bank, 2.851%–2.926%, due 10/17/52–8/15/61

8.	FREMF Mortgage Trust, 3.393%–3.935%, due 7/25/22–11/25/47

9.	Marathon Petroleum Corp., 4.50%–5.125%, due 5/1/23–5/1/25

10.	GS Mortgage Securities Trust, 3.001%–3.43%, due 8/10/50–9/1/52

8	MainStay MacKay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD,1 Joseph Cantwell, Stephen R. Cianci, CFA, Matt Jacob, Neil Moriarty III, and Shu-Yang Tan, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Unconstrained Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay Unconstrained Bond Fund returned 3.53%, underperforming the 6.19% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and outperforming the 1.37% return of the Fund’s secondary benchmark, the ICE BofA Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Over the same period, Class I shares outperformed the 1.64% return of the Morningstar Nontraditional Bond Category Average.2

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index suffered due to overweight exposure to investment-grade and high-yield corporate bonds, and underweight exposure to U.S. Treasury securities. Although credit underperformed for the reporting period as a whole, our decision to increase the Fund’s holdings of select credits and securitized assets bolstered the Fund’s returns after the March 2020 market correction.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

During the first quarter of 2020, it became increasingly evident that the COVID-19 virus was not merely a medical concern, but an economic one—with perhaps larger fiscal implications than those related to personal health. Other than the U.S. Treasury sector, steep losses were seen among all asset classes, including gold, which is usually a haven during times of uncertainty. Although liquidity was challenged in this environment, the Fund did not encounter any problems selling securities where and when needed.

The liquidity program implemented by the U.S. Federal Reserve (“Fed”) stimulated a recovery in the credit markets during the second quarter of 2020. The Fed provided a supportive hand for investment-grade bond spreads3 (and eventually select high-yield bonds) with the purchase of individual corporate bonds under the Secondary Market Corporate Credit Facility. The stock and credit market rally carried over into the third quarter as well, as the Fed stayed active in the markets and low interest rates created a supportive environment for bond refinancings.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used U.S. Treasury futures as a duration4 hedge. This position had a slightly negative impact on performance.

What was the Fund’s duration strategy during the reporting period?

Although we extended the Fund’s duration during the reporting period, it remained below that of the Bloomberg Barclays U.S. Aggregate Bond Index, thereby detracting from performance relative to the benchmark.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

As mentioned above, overweight exposure to investment-grade and high-yield corporate bonds detracted from performance for the reporting period as a whole, relative to the Bloomberg Barclays U.S. Aggregate Bond Index, as did underweight exposure to U.S. Treasury securities. However, after the market correction in March 2020, the Fund’s select and timely purchase of both investment-grade and high-yield corporate issues enhanced relative returns. Among the Fund’s Treasury holdings, holdings of bonds with longer maturities were accretive to returns. The Fund’s relative returns also benefited from security selection in both the collateralized mortgage obligation and emerging-market sovereign debt markets.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund purchased a seasoned credit risk transfer deal from Freddie Mac (the Federal Home Loan Mortgage Corporation) backed by four-year-old prime mortgage loans. At the time of purchase, the liquidity premium was high since there were forced sellers of this type of paper. Given the underlying fundamentals of the borrower’s credit and the bond structure, we believed the market would eventually price those in. The Fund also purchased corporate bonds issued by graphics processor and software maker NVIDIA, a high-quality, low-levered name in a rapidly growing industry. The issue came to market during the height of the market’s volatility; as a result, it priced with a very attractive new issue premium.

1.	Dan Roberts served as a portfolio manager of the Fund until January 1, 2020.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

To pay for increased exposure to credit after the market correction, we sold down the Fund’s position in agency mortgages, noting that the Fed was an active buyer in that paper. Additionally, we sold the Fund’s position in an ABS deal backed by equipment loans from DLL Finance at a time in early February when ABS spreads were historically tight, and liquidity was readily available.

How did the Fund’s sector weightings change during the reporting period?

Early in the reporting period, we focused on diversifying the Fund’s holdings while dialing down risk as credit spreads had been narrowing. This led to an increase in securitized5 assets while decreasing the Fund’s credit positions, specifically high yield. After the March 2020 correction, we reversed course and increased the Fund’s exposure to high yield and other spread product at discounted prices. Additionally the Fund selectively purchased a few convertible bonds that we thought were trading at attractive levels.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund held overweight exposure in high-yield securities, investment-grade corporate bonds, and securitized assets. As of the same date, the Fund held relatively underweight exposure to U.S. Treasury securities and agency mortgages.

5.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Unconstrained Bond Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Long-Term Bonds 93.2%† Asset-Backed Securities 7.1%
Auto Floor Plan Asset-Backed Securities 1.4%
Ford Credit Floorplan Master Owner Trust Series 2019-4, Class A 2.44%, due 9/15/26	$1,465,000	$1,554,028
Series 2017-3, Class A 2.48%, due 9/15/24	1,095,000	1,134,581
Series 2018-4, Class A 4.06%, due 11/15/30	2,780,000	3,163,917
GMF Floorplan Owner Revolving Trust (a) Series 2020-1, Class B 1.03%, due 8/15/25	1,695,000	1,693,283
Series 2020-1, Class C 1.48%, due 8/15/25	1,471,000	1,469,792

		9,015,601

Automobile Asset-Backed Securities 1.5%
American Credit Acceptance Receivables Trust Series 2020-2, Class C 3.88%, due 4/13/26 (a)	1,970,000	2,085,472
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2020-2A, Class A 2.02%, due 2/20/27	1,425,000	1,438,264
Series 2020-1A, Class A 2.33%, due 8/20/26	1,360,000	1,391,608
Series 2015-2A, Class A 2.63%, due 12/20/21	81,667	81,799
Series 2017-2A, Class A 2.97%, due 3/20/24	1,095,000	1,127,319
Series 2018-2A, Class A 4.00%, due 3/20/25	945,000	1,011,274
Ford Credit Auto Owner Trust Series 2020-1, Class A 2.04%, due 8/15/31 (a)	1,745,000	1,824,950
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	1,210,000	1,282,841

		10,243,527

Home Equity 0.1%
First NLC Trust Series 2007-1, Class A1 0.219% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	292,101	177,575
GSAA Home Equity Trust Series 2007-8, Class A3 0.599% (1 Month LIBOR + 0.45%), due 8/25/37 (b)	121,385	119,690

	Principal Amount	Value
Home Equity (continued)
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 0.199% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	$78,797	$36,145
Morgan Stanley ABS Capital I Trust Series 2007-HE4, Class A2A 0.259% (1 Month LIBOR + 0.11%), due 2/25/37 (b)	81,579	33,904

		367,314

Other Asset-Backed Securities 3.8%
Carrington Mortgage Loan Trust Series 2007-HE1, Class A3 0.339% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	3,649,474	3,500,339
CF Hippolyta LLC (a)
Series 2020-1, Class A1 1.69%, due 7/15/60	1,441,237	1,456,469
Series 2020-1, Class A2 1.99%, due 7/15/60	984,672	992,578
DB Master Finance LLC (a)
Series 2017-1A, Class A2I 3.629%, due 11/20/47	1,355,250	1,393,251
Series 2019-1A, Class A23 4.352%, due 5/20/49	1,435,500	1,551,718
Domino’s Pizza Master Issuer LLC (a)
Series 2018-1A, Class A2I 4.116%, due 7/25/48	156,400	165,202
Series 2015-1A, Class A2II 4.474%, due 10/25/45	1,680,413	1,782,951
Hilton Grand Vacations Trust (a)
Series 2019-AA, Class A 2.34%, due 7/25/33	2,362,376	2,421,259
Series 2020-AA, Class A 2.74%, due 2/25/39	1,370,893	1,419,914
Series 2020-AA, Class B 4.22%, due 2/25/39	654,491	691,021
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.249% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	99,638	62,324
MVW LLC Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	2,238,907	2,297,037
PFS Financing Corp. (a)
Series 2020-B, Class B 1.71%, due 6/15/24	685,000	690,546
Series 2020-A, Class B 1.77%, due 6/15/25	1,475,000	1,494,048
Sierra Timeshare Receivables Funding LLC (a)
Series 2019-3A, Class A 2.34%, due 8/20/36	1,466,334	1,497,446

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Sierra Timeshare Receivables Funding LLC (a) (continued)
Series 2018-2A, Class A 3.50%, due 6/20/35	$624,566	$648,567
Series 2020-2A, Class C 3.51%, due 7/20/37	1,644,956	1,673,735
Wendy’s Funding LLC Series 2019-1A, Class A2I 3.783%, due 6/15/49 (a)	1,691,075	1,782,427

		25,520,832

Student Loans 0.3%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.57% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	38,612	38,585
Navient Private Education Refi Loan Trust (a)
Series 2020-GA, Class B 2.50%, due 9/16/69	1,145,000	1,140,880
Series 2020-FA, Class B 2.69%, due 7/15/69	1,000,000	994,253

		2,173,718

Total Asset-Backed Securities (Cost $45,766,596)		47,320,992

Convertible Bonds 1.0%
Machinery—Diversified 0.6%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)	2,465,000	3,919,350

Semiconductors 0.4%
ON Semiconductor Corp. 1.625%, due 10/15/23	2,080,000	2,969,033

Total Convertible Bonds (Cost $4,075,818)		6,888,383

Corporate Bonds 56.3%
Advertising 0.2%
Clear Channel International B.V. 6.625%, due 8/1/25 (a)	1,077,000	1,093,155

Aerospace & Defense 0.2%
BAE Systems PLC 3.00%, due 9/15/50 (a)	1,250,000	1,259,640

Agriculture 0.4%
BAT Capital Corp. 3.734%, due 9/25/40	615,000	605,045
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	1,915,000	2,045,986

		2,651,031

	Principal Amount	Value
Airlines 3.3%
American Airlines Pass-Through Trust Series 2013-2, Class A 4.95%, due 7/15/24	$3,039,284	$2,634,188
Continental Airlines Pass-Through Trust
Series 2007-1, Class A 5.983%, due 10/19/23	2,018,039	1,967,197
Series 2005-ERJ1 9.798%, due 10/1/22	12,304	11,746
Delta Air Lines Pass-Through Trust
Series 2019-1, Class AA, 3.204%, due 10/25/25	3,360,000	3,346,203
Series 2007-1, Class A 6.821%, due 2/10/24	1,081,221	1,097,316
Delta Air Lines, Inc. 7.00%, due 5/1/25 (a)	2,010,000	2,193,549
Delta Air Lines, Inc. / SkyMiles I.P. Ltd. (a) 4.50%, due 10/20/25	845,000	857,629
4.75%, due 10/20/28	590,000	603,105
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.50%, due 6/20/27 (a)	1,520,000	1,582,700
U.S. Airways Pass-Through Trust Series 2010-1, Class A 6.25%, due 10/22/24	3,963,550	3,634,770
United Airlines Pass-Through Trust
Series 2014-2, Class B 4.625%, due 3/3/24	3,310,803	3,151,421
Series 2020-1, Class A 5.875%, due 4/15/29	1,030,000	1,032,319

		22,112,143

Apparel 0.3%
Hanesbrands, Inc. (a) 4.875%, due 5/15/26	650,000	698,750
5.375%, due 5/15/25	1,160,000	1,220,900

		1,919,650

Auto Manufacturers 2.3%
Ford Motor Co. 8.50%, due 4/21/23	1,925,000	2,124,719
9.00%, due 4/22/25	2,000,000	2,356,790
Ford Motor Credit Co. LLC 3.35%, due 11/1/22	1,115,000	1,110,819
4.063%, due 11/1/24	2,280,000	2,286,384
4.25%, due 9/20/22	860,000	872,175
General Motors Co. 6.125%, due 10/1/25	585,000	684,645
General Motors Financial Co., Inc. 2.90%, due 2/26/25	2,500,000	2,596,392
3.45%, due 4/10/22	2,230,000	2,295,098
5.20%, due 3/20/23	715,000	775,861

		15,102,883

12	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks 7.1%
Bank of America Corp. 2.676%, due 6/19/41 (c)	$2,200,000	$2,221,208
4.30%, due 1/28/25 (c)(d)	3,526,000	3,440,071
6.30%, due 3/10/26 (c)(d)	3,570,000	4,051,950
8.57%, due 11/15/24	1,645,000	2,102,859
Barclays PLC 2.852%, due 5/7/26 (c)	2,375,000	2,490,727
BNP Paribas S.A. 3.052%, due 1/13/31 (a)(c)	2,135,000	2,262,831
Citigroup, Inc. 6.30%, due 5/15/24 (c)(d)	3,260,000	3,384,059
Citizens Financial Group, Inc. 2.638%, due 9/30/32 (a)	2,270,000	2,280,849
JPMorgan Chase & Co. (c) 2.956%, due 5/13/31	980,000	1,043,649
4.60%, due 2/1/25 (d)	4,752,000	4,685,472
Lloyds Banking Group PLC 4.582%, due 12/10/25	1,365,000	1,511,439
4.65%, due 3/24/26	1,985,000	2,224,611
Morgan Stanley 3.847% (3 Month LIBOR + 3.61%), due 1/15/21 (b)(d)	4,098,000	3,944,172
Natwest Group PLC 3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (b)	2,145,000	2,265,706
Popular, Inc. 6.125%, due 9/14/23	1,582,000	1,693,341
Santander Holdings USA, Inc. 3.40%, due 1/18/23	1,500,000	1,574,831
Truist Financial Corp. 4.95% (5 Year Treasury Constant Maturity Rate + 4.605%), due 9/1/25 (b)(d)	1,915,000	2,029,900
Wells Fargo & Co. (c) 3.584%, due 5/22/28	380,000	421,865
5.90%, due 6/15/24 (d)	3,690,000	3,722,172

		47,351,712

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29	1,770,000	2,143,514

Biotechnology 0.1%
Biogen, Inc. 3.15%, due 5/1/50	890,000	861,264

Building Materials 0.5%
Builders FirstSource, Inc. (a) 5.00%, due 3/1/30	2,335,000	2,463,425
6.75%, due 6/1/27	705,000	756,112

		3,219,537

	Principal Amount	Value
Chemicals 0.8%
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	$1,250,000	$1,200,650
Nutrition & Biosciences, Inc. 2.30%, due 11/1/30 (a)	1,475,000	1,483,286
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,600,000	2,810,600

		5,494,536

Commercial Services 2.3%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	2,130,000	2,231,250
Ashtead Capital, Inc. 4.25%, due 11/1/29 (a)	2,060,000	2,198,535
California Institute of Technology 3.65%, due 9/1/19	2,218,000	2,252,347
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	2,320,000	2,384,090
IHS Markit, Ltd. 3.625%, due 5/1/24	3,710,000	4,012,068
Trustees of the University of Pennsylvania 3.61%, due 2/15/19	2,315,000	2,390,158

		15,468,448

Computers 1.4%
Dell International LLC / EMC Corp. (a) 4.90%, due 10/1/26	4,000,000	4,555,009
8.10%, due 7/15/36	1,045,000	1,411,530
NCR Corp. (a) 5.00%, due 10/1/28	1,629,000	1,612,710
6.125%, due 9/1/29	717,000	751,057
8.125%, due 4/15/25	1,193,000	1,312,300

		9,642,606

Distribution & Wholesale 0.4%
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	2,866,000	2,937,650

Diversified Financial Services 4.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.50%, due 5/26/22	4,430,000	4,498,695
4.50%, due 5/15/21	480,000	488,543
Air Lease Corp. 2.30%, due 2/1/25	3,275,000	3,219,678
3.25%, due 3/1/25	4,000,000	4,064,954
Ally Financial, Inc. 5.75%, due 11/20/25	3,820,000	4,341,380
8.00%, due 11/1/31	3,280,000	4,527,592
Avolon Holdings Funding, Ltd. 3.25%, due 2/15/27 (a)	2,125,000	1,939,680

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Capital One Financial Corp. 4.046% (3 Month LIBOR + 3.80%), due 12/1/20 (b)(d)	$1,535,000	$1,387,962
Charles Schwab Corp. 5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (b)(d)	2,060,000	2,254,258
Intercontinental Exchange, Inc. 3.00%, due 9/15/60	1,660,000	1,669,089
Nationstar Mortgage Holdings, Inc. 6.00%, due 1/15/27 (a)	565,000	565,000

		28,956,831

Electric 1.7%
Appalachian Power Co. 3.30%, due 6/1/27	1,800,000	1,975,527
Duke Energy Corp. 4.875% (5 Year Treasury Constant Maturity Rate + 3.388%), due 9/16/24 (b)(d)	2,415,000	2,556,157
Pacific Gas & Electric Co. 3.50%, due 8/1/50	1,205,000	1,089,064
Potomac Electric Power Co. 4.15%, due 3/15/43	1,305,000	1,557,752
WEC Energy Group, Inc. 2.393% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	5,495,000	4,468,767

		11,647,267

Electronics 0.2%
FLIR Systems, Inc. 2.50%, due 8/1/30	965,000	994,199

Entertainment 0.6%
International Game Technology PLC 6.25%, due 2/15/22 (a)	1,322,000	1,353,404
Six Flags Theme Parks, Inc. 7.00%, due 7/1/25 (a)	2,285,000	2,419,244

		3,772,648

Food 1.4%
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	1,035,000	1,125,562
Kraft Heinz Foods Co. 4.25%, due 3/1/31 (a)	1,722,000	1,868,630
5.00%, due 7/15/35	809,000	932,408
Smithfield Foods, Inc. (a) 3.00%, due 10/15/30	1,520,000	1,548,622
3.35%, due 2/1/22	2,490,000	2,525,813
Tyson Foods, Inc. 3.95%, due 8/15/24	2,000	2,224

	Principal Amount	Value
Food (continued)
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	$1,185,000	$1,238,325

		9,241,584

Food Services 0.2%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	1,075,000	1,127,546

Health Care—Services 0.5%
Health Care Service Corp. A Mutual Legal Reserve Co. 3.20%, due 6/1/50 (a)	1,445,000	1,483,045
NYU Langone Hospitals 3.38%, due 7/1/55	1,700,000	1,659,219

		3,142,264

Home Builders 1.8%
Lennar Corp. 4.75%, due 11/29/27	188,000	215,260
6.25%, due 12/15/21 (e)	2,875,000	2,946,875
8.375%, due 1/15/21	2,540,000	2,573,020
Meritage Homes Corp. 7.00%, due 4/1/22	1,585,000	1,686,044
Toll Brothers Finance Corp. 3.80%, due 11/1/29	495,000	525,858
4.35%, due 2/15/28	303,000	330,822
5.875%, due 2/15/22	3,735,000	3,884,400

		12,162,279

Insurance 1.8%
Empower Finance L.P. 3.075%, due 9/17/51 (a)	1,495,000	1,546,172
Lincoln National Corp. 2.638% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	3,537,000	2,511,270
NMI Holdings, Inc. 7.375%, due 6/1/25 (a)	685,000	746,650
Protective Life Corp. 8.45%, due 10/15/39	2,476,000	3,816,557
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (a)	2,900,000	3,009,032
Willis North America, Inc. 3.875%, due 9/15/49	425,000	494,521

		12,124,202

Internet 1.3%
Cablevision Lightpath LLC 3.875%, due 9/15/27 (a)	640,000	635,200
Expedia Group, Inc. 3.25%, due 2/15/30	3,920,000	3,807,168
3.60%, due 12/15/23 (a)	895,000	920,311
6.25%, due 5/1/25 (a)	430,000	472,857

14	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Match Group Holdings II LLC 4.125%, due 8/1/30 (a)	$122,000	$124,593
Weibo Corp. 3.375%, due 7/8/30	1,340,000	1,343,985
3.50%, due 7/5/24	1,515,000	1,581,498

		8,885,612

Iron & Steel 1.2%
ArcelorMittal S.A. 4.55%, due 3/11/26	3,470,000	3,735,736
Vale Overseas, Ltd. 3.75%, due 7/8/30	1,660,000	1,747,963
6.25%, due 8/10/26	1,980,000	2,362,536

		7,846,235

Lodging 1.2%
Boyd Gaming Corp. 8.625%, due 6/1/25 (a)	500,000	547,350
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	1,930,000	1,985,488
5.375%, due 5/1/25 (a)	935,000	966,210
Marriott International, Inc. 3.75%, due 10/1/25	4,253,000	4,371,579

		7,870,627

Machinery—Diversified 0.2%
Clark Equipment Co. 5.875%, due 6/1/25 (a)	1,225,000	1,274,000

Media 0.5%
Grupo Televisa S.A.B. 5.25%, due 5/24/49	1,695,000	1,986,352
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	1,087,000	1,272,423

		3,258,775

Mining 2.0%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	3,000,000	3,411,777
Corp. Nacional del Cobre de Chile (a)
3.00%, due 9/30/29	1,890,000	1,992,162
3.75%, due 1/15/31	1,290,000	1,423,322
Glencore Funding LLC 1.625%, due 9/1/25 (a)	2,225,000	2,211,469
Indonesia Asahan Aluminium Persero PT 5.45%, due 5/15/30 (a)	2,115,000	2,409,458
Industrias Penoles S.A.B de C.V. 4.75%, due 8/6/50 (a)	1,962,000	2,062,552

		13,510,740

	Principal Amount	Value
Miscellaneous—Manufacturing 1.2%
General Electric Co.
3.625%, due 5/1/30	$1,400,000	$1,478,457
4.25%, due 5/1/40	1,525,000	1,607,435
4.35%, due 5/1/50	1,960,000	2,088,165
Textron Financial Corp. 2.015% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	4,350,000	3,023,250

		8,197,307

Oil & Gas 2.8%
BP Capital Markets PLC 4.875% (5 Year Treasury Constant Maturity Rate + 4.398%), due 3/22/30 (b)(d)	2,170,000	2,266,652
Gazprom PJSC Via Gaz Capital S.A. 7.288%, due 8/16/37 (a)	2,520,000	3,528,625
Marathon Petroleum Corp.
4.50%, due 5/1/23	1,330,000	1,431,291
4.70%, due 5/1/25	1,450,000	1,604,274
5.125%, due 4/1/24	4,350,000	4,390,195
Petrobras Global Finance B.V. 6.75%, due 6/3/50	1,645,000	1,805,124
Petroleos Mexicanos 6.75%, due 9/21/47	4,835,000	3,753,362

		18,779,523

Packaging & Containers 1.2%
Berry Global, Inc. 4.875%, due 7/15/26 (a)	135,000	141,204
Crown European Holdings S.A. 4.00%, due 7/15/22 (a)	EUR 3,540,000	4,256,459
Graham Packaging Co., Inc. 7.125%, due 8/15/28 (a)	$750,000	783,750
Owens Brockway Glass Container, Inc. 6.625%, due 5/13/27 (a)	2,325,000	2,493,562
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a)	438,000	443,475
Sealed Air Corp. 4.00%, due 12/1/27 (a)	123,000	128,843

		8,247,293

Pharmaceuticals 1.8%
AbbVie, Inc. 4.25%, due 11/21/49 (a)	2,790,000	3,258,461
Bausch Health Cos., Inc. (a)
5.50%, due 11/1/25	3,735,000	3,836,965
5.75%, due 8/15/27	2,835,000	3,040,538
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)	38,103	41,374
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	2,146,000	1,888,480

		12,065,818

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines 2.6%
Enterprise Products Operating LLC
3.95%, due 1/31/60	$1,630,000	$1,597,548
4.20%, due 1/31/50	520,000	562,260
Hess Midstream Operations L.P. 5.625%, due 2/15/26 (a)	367,000	367,000
Kinder Morgan, Inc.
5.625%, due 11/15/23 (a)	2,449,000	2,756,718
7.75%, due 1/15/32	2,035,000	2,783,716
MPLX, L.P. 4.00%, due 3/15/28	560,000	607,662
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.80%, due 9/15/30	1,040,000	1,005,326
Sabine Pass Liquefaction LLC 5.75%, due 5/15/24	2,146,000	2,416,690
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	3,725,000	3,723,137
Western Midstream Operating, L.P. 6.25%, due 2/1/50	1,800,000	1,653,390

		17,473,447

Real Estate 0.2%
Realogy Group LLC / Realogy Co-Issuer Corp. 7.625%, due 6/15/25 (a)	1,490,000	1,573,813

Real Estate Investment Trusts 0.9%
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29	1,850,000	1,967,964
GLP Capital, L.P. / GLP Financing II, Inc. 3.35%, due 9/1/24	1,535,000	1,558,347
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	472,000	488,388
Iron Mountain, Inc. 4.875%, due 9/15/29 (a)	1,941,000	1,961,380

		5,976,079

Retail 2.0%
AutoNation, Inc. 4.75%, due 6/1/30	2,300,000	2,697,215
Darden Restaurants, Inc. 3.85%, due 5/1/27	3,512,000	3,749,515
Kohl’s Corp. 9.50%, due 5/15/25	820,000	981,184
Macy’s, Inc. 8.375%, due 6/15/25 (a)	2,035,000	2,124,743
QVC, Inc. 4.375%, due 9/1/28	1,730,000	1,731,298
Starbucks Corp. 4.45%, due 8/15/49	1,970,000	2,397,327

		13,681,282

	Principal Amount	Value
Semiconductors 0.5%
Broadcom, Inc. 3.625%, due 10/15/24	$2,040,000	$2,225,950
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.40%, due 5/1/30 (a)	1,135,000	1,246,556

		3,472,506

Telecommunications 4.6%
Altice France S.A. 7.375%, due 5/1/26 (a)	2,491,000	2,599,857
AT&T, Inc.
2.875% (5 Month Euribor ICE Swap Rate + 3.14%), due 3/2/25 (b)(d)	EUR 2,200,000	2,440,524
3.65%, due 6/1/51	$1,485,000	1,449,236
CommScope Technologies LLC 5.00%, due 3/15/27 (a)	1,899,000	1,772,042
Crown Castle Towers LLC 4.241%, due 7/15/48 (a)	3,825,000	4,321,885
Sprint Corp. 7.875%, due 9/15/23	3,620,000	4,126,800
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)	2,255,000	2,452,809
T-Mobile USA, Inc.
3.50%, due 4/15/25 (a)	1,790,000	1,961,142
4.50%, due 4/15/50 (a)	920,000	1,069,808
6.00%, due 3/1/23	3,000,000	3,000,000
Telefonica Emisiones S.A. 5.462%, due 2/16/21	1,000	1,014
VEON Holdings B.V. 4.95%, due 6/16/24 (a)	3,345,000	3,606,981
Vodafone Group PLC 4.25%, due 9/17/50	1,815,000	2,090,922

		30,893,020

Total Corporate Bonds (Cost $364,791,409)		377,432,666

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP 449,000	608,489

Total Foreign Bonds (Cost $711,342)		608,489

Foreign Government Bonds 1.6%
Brazil 1.0%
Brazilian Government International Bond 4.625%, due 1/13/28	$6,444,000	7,001,406

16	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Mexico 0.6%
Mexico Government International Bond 3.25%, due 4/16/30	$3,558,000	$3,676,410

Total Foreign Government Bonds (Cost $10,441,263)		10,677,816

Loan Assignments 5.0% (b)
Buildings & Real Estate 0.6%
Realogy Group LLC 2018 Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 2/8/25	3,939,491	3,772,063

Containers, Packaging & Glass 0.6%
BWAY Holding Co. 2017 Term Loan B 3.48% (2 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 4/3/24	4,607,379	4,299,260

Diversified/Conglomerate Service 0.8%
Change Healthcare Holdings LLC 2017 Term Loan B 3.50% (1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 3/1/24	3,961,299	3,865,095
TruGreen, Ltd. Partnership 2020 Term Loan TBD, due 10/29/27	1,045,000	1,037,163
2020 2nd Lien Term Loan TBD, due 10/30/28	450,000	443,250

		5,345,508

Finance 0.5%
Alliant Holdings Intermediate, LLC 2018 Term Loan B 2.898% (1 Month LIBOR + 2.75%), due 5/9/25	3,642,734	3,499,870

Healthcare, Education & Childcare 0.4%
Syneos Health, Inc. 2018 Term Loan B 1.898% (1 Month LIBOR + 1.75%), due 8/1/24	3,030,372	2,962,946

Personal & Nondurable Consumer Products 0.4%
Prestige Brands, Inc. Term Loan B4 2.148% (1 Month LIBOR + 2.00%), due 1/26/24	2,957,868	2,935,683

	Principal Amount	Value
Personal, Food & Miscellaneous Services 0.2%
1011778 B.C. Unlimited Liability Co. Term Loan B4 1.898% (1 Month LIBOR + 1.75%), due 11/19/26	$1,395,982	$1,338,107

Radio and TV Broadcasting 0.6%
Nielsen Finance LLC Term Loan B4 2.147% (1 Month LIBOR + 2.00%), due 10/4/23	3,826,225	3,732,961

Telecommunications 0.9%
Level 3 Financing, Inc. 2019 Term Loan B 1.898% (1 Month LIBOR + 1.75%), due 3/1/27	2,698,623	2,597,424
SBA Senior Finance II LLC 2018 Term Loan B 1.90% (1 Month LIBOR + 1.75%), due 4/11/25	3,472,738	3,362,045

		5,959,469

Total Loan Assignments (Cost $34,834,007)		33,845,867

Mortgage-Backed Securities 18.7%
Agency (Collateralized Mortgage Obligations) 1.3%
Federal Home Loan Mortgage Corporation
REMIC, Series 4908, Class BD 3.00%, due 4/25/49	2,313,280	2,384,982
REMIC Series 4888, Class BA 3.50%, due 9/15/48	1,481,191	1,548,696
REMIC, Series 4924, Class NS 5.902% (1 Month LIBOR + 6.05%), due 10/25/49 (b)	5,829,052	792,781
REMIC, Series 4957, Class SB 5.902% (1 Month LIBOR + 6.05%), due 11/25/49 (b)	4,021,884	548,639
Federal National Mortgage Association
REMIC 2020-78, Class TI 2.00%, due 11/25/50	4,500,000	453,335
REMIC, Series 2020-10, Class DA 3.50%, due 3/25/60	2,843,053	3,131,105

		8,859,538

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 12.3%
Bank
Series 2019-BN21, Class A5 2.851%, due 10/17/52	3,480,000	3,808,750
Series 2019-BN19, Class A2 2.926%, due 8/15/61	3,695,000	3,939,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Bayview Commercial Asset Trust (a)(b)
Series 2006-4A, Class A1 0.379% (1 Month LIBOR + 0.23%), due 12/25/36	$14,455	$13,442
Series 2005-3A, Class A1 0.469% (1 Month LIBOR + 0.32%), due 11/25/35	995,147	935,098
Benchmark Mortgage Trust
Series 2020-B19, Class AS 2.148%, due 9/15/53	750,000	751,680
Series 2020-B18, Class AM 2.335%, due 7/15/53	1,550,000	1,582,909
Series 2019-B12, Class A5 3.116%, due 8/15/52	3,316,216	3,678,558
Series 2020-IG3, Class AS 3.229%, due 9/15/48 (a)(h)	1,210,000	1,303,121
BX Commercial Mortgage Trust Series 2019-OC11, Class D 4.076%, due 12/9/41 (a)(i)	630,000	600,195
BX Trust (a)
Series 2018-BILT, Class A 0.948% (1 Month LIBOR + 0.80%), due 5/15/30 (b)	2,110,000	2,025,796
Series 2018-GW, Class A 0.948% (1 Month LIBOR + 0.80%), due 5/15/35 (b)	1,555,000	1,490,734
Series 2019-OC11, Class A 3.202%, due 12/9/41	1,000,000	1,038,533
Series 2019-OC11, Class B 3.605%, due 12/9/41	985,000	996,458
Series 2019-OC11, Class C 3.856%, due 12/9/41	2,700,000	2,630,719
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class AS 3.571%, due 2/10/48	840,000	899,566
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, due 8/15/48	2,541,000	2,781,761
CSMC WEST Trust Series 2020-WEST, Class A 3.04%, due 2/15/35 (a)	2,250,000	2,172,706
FREMF Mortgage Trust (a)(h)
Series 2015-K720, Class B 3.393%, due 7/25/22	945,000	974,807
Series 2013-K30, Class B 3.556%, due 6/25/45	3,975,000	4,219,824
Series 2015-K721, Class B 3.565%, due 11/25/47	1,500,000	1,562,532
Series 2013-K35, Class B 3.935%, due 12/25/46	800,000	862,306

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GB Trust (a)(b)
Series 2020-FLIX, Class C 1.748% (1 Month LIBOR + 1.60%), due 8/15/37	$1,000,000	$1,002,321
Series 2020-FLIX, Class D 2.498% (1 Month LIBOR + 2.35%), due 8/15/37	1,275,000	1,277,905
GS Mortgage Securities Corp Trust Series 2019-BOCA, Class A 1.348% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	4,110,000	4,017,925
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	1,365,000	1,496,003
Series 2019-GC40, Class A4 3.16%, due 7/10/52	2,560,000	2,844,421
Series 2017-GS7, Class A4 3.43%, due 8/10/50	2,720,000	3,046,215
Hawaii Hotel Trust Series 2019-MAUI, Class A 1.298% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	1,860,000	1,797,108
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	1,360,000	1,505,723
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	3,370,000	3,558,887
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, due 12/15/46	2,795,000	3,022,807
JPMBB Commercial Mortgage Securities Trust Series 2014-C26, Class A3 3.231%, due 1/15/48	1,940,777	2,057,796
Manhattan West (a)
Series 2020-1MW, Class A 2.13%, due 9/10/39	1,260,000	1,296,723
Series 2020-1MW, Class D 2.335%, due 9/10/39 (h)	815,000	789,537
Morgan Stanley Bank of America Merrill Lynch Trust Series-2015-C23, Class A3 3.451%, due 7/15/50	1,254,830	1,342,744
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	3,825,000	4,031,057

18	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust
Series 2019-C53, Class A4 3.04%, due 10/15/52	$3,100,000	$3,418,225
Series 2018-1745, Class A 3.749%, due 6/15/36 (a)(h)	2,900,000	3,160,716
Series 2018-AUS, Class A 4.058%, due 8/17/36 (a)(h)	4,310,000	4,667,157

		82,601,802

Residential Mortgage (Collateralized Mortgage Obligation) 0.1%
JP Morgan Mortgage Trust Series 2019-1, Class A3 4.00%, due 5/25/49 (a)(i)	514,671	528,263

Whole Loan (Collateralized Mortgage Obligations) 5.0%
Banc of America Alternative Loan Trust Series 2005-11, Class 2CB1 6.00%, due 12/25/35	627,920	627,473
Chase Home Lending Mortgage Trust Series 2019-ATR2, Class A3 3.50%, due 7/25/49 (a)(i)	620,779	637,389
Connecticut Avenue Securities Trust
Series 2020-R02, Class 2M2 2.149% (1 Month LIBOR + 2.00%), due 1/25/40 (a)(b)	2,111,000	2,047,514
Series 2015-C04, Class 1M2 5.849% (1 Month LIBOR + 5.70%), due 4/25/28	805,660	852,990
Fannie Mae Connecticut Avenue Securities (b)
Series 2017-C02, Class 2M2 3.799% (1 Month LIBOR + 3.65%), due 9/25/29	989,559	998,663
Series 2016-C04, Class 1M2 4.399% (1 Month LIBOR + 4.25%), due 1/25/29	1,505,995	1,556,512
Series 2016-C06, Class 1M2 4.399% (1 Month LIBOR + 4.25%), due 4/25/29	2,593,628	2,681,421
Series 2016-C07, Class 2M2 4.499% (1 Month LIBOR + 4.35%), due 5/25/29	2,271,552	2,362,605
Series 2016-C05, Class 2M2 4.599% (1 Month LIBOR + 4.45%), due 1/25/29	5,067,297	5,261,349
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (b)
Series 2020-DNA2, Class M2 1.999% (1 Month LIBOR + 1.85%), due 2/25/50 (a)	1,723,000	1,685,663

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (b) (continued)
Series 2016-DNA4, Class M3 3.949% (1 Month LIBOR + 3.80%), due 3/25/29	$1,708,326	$1,771,380
Series 2016-HQA3, Class M3 3.999% (1 Month LIBOR + 3.85%), due 3/25/29	4,820,000	4,988,739
Series 2016-HQA4, Class M3 4.049% (1 Month LIBOR + 3.90%), due 4/25/29	721,030	745,707
Series 2016-HQA1, Class M3 6.499% (1 Month LIBOR + 6.35%), due 9/25/28	1,731,945	1,822,891
Galton Funding Mortgage Trust Series 2018-2, Class A51 4.50%, due 10/25/58 (a)(i)	1,570,000	1,646,200
GreenPoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.369% (1 Month LIBOR + 0.22%), due 6/25/37 (b)	584,271	556,432
Impac Secured Assets Corp. Series 2006-5, Class 2A 0.349% (1 Month LIBOR + 0.20%), due 12/25/36 (b)	141,285	133,448
MASTR Alternative Loans Trust Series 2004-11, Class BI1 6.092%, due 11/25/34 (h)	316,029	295,779
Sequoia Mortgage Trust (a)(i)
Series 2017-1, Class A4 3.50%, due 2/25/47	400,640	403,636
Series 2018-7, Class B3 4.22%, due 9/25/48	1,446,057	1,456,806
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A 2.029% (11th District Cost of Funds Index + 1.50%), due 8/25/46 (b)	729,053	686,118

		33,218,715

Total Mortgage-Backed Securities (Cost $120,427,704)		125,208,318

Municipal Bonds 0.5%
California 0.4%
Regents of the University of California Medical Center Pooled, Revenue Bonds Series N 3.006%, due 5/15/50	2,760,000	2,845,698

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York 0.1%
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	$645,000	$686,809

Total Municipal Bonds (Cost $3,405,000)		3,532,507

U.S. Government & Federal Agencies 2.9%
United States Treasury Inflation—Indexed Notes 2.9% (j)
0.125%, due 1/15/30	4,459,768	4,869,045
0.875%, due 1/15/29	12,345,974	14,227,770

Total U.S. Government & Federal Agencies (Cost $17,049,738)		19,096,815

Total Long-Term Bonds (Cost $601,502,877)		624,611,853

	Shares
Common Stocks 0.0%‡
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	14	32

Media 0.0%‡
ION Media Networks, Inc. (f)(g)(k)(l)(m)	22	17,424

Tobacco 0.0% ‡
Turning Point Brands, Inc.	6,802	254,871

Total Common Stocks (Cost $0)		272,327

Short-Term Investments 5.8%
Affiliated Investment Company 4.6%
MainStay U.S. Government Liquidity Fund, 0.02% (n)	30,618,826	30,618,826

Total Affiliated Investment Company (Cost $30,618,826)		30,618,826

Unaffiliated Investment Company 0.0%‡
State Street Navigator Securities Lending
Government Money Market Portfolio, 0.09% (n)(p)	106,750	106,750

Total Unaffiliated Investment Company (Cost $106,750)		106,750

	Principal Amount	Value
Short-Term Investments (continued)
U.S. Governments 1.2%
United States Treasury Bills 0.072%, due 11/19/20 (o)	$8,365,000	$8,364,680

Total U.S. Governments (Cost $8,364,680)		8,364,680

Total Short-Term Investments (Cost $39,090,256)		39,090,256

Total Investments, Before Investments Sold Short (Cost $640,593,133)	99.0%	663,974,436

Investments Sold Short (0.8%) Corporate Bonds Sold Short (0.8%)
Mining (0.8%)
FMG Resources (August 2006) Pty, Ltd. (a)	(5,000,000)	(5,349,425)

Total Investments Sold Short (Proceeds $5,218,925)		(5,349,425)

Total Investments, Net of Investments Sold Short (Cost $635,374,208)	98.2%	658,625,011
Other Assets, Less Liabilities	1.8	11,863,390
Net Assets	100.0%	$670,488,401

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2020.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $104,844. The Fund received cash collateral with a value of $106,750 (See Note 2(O)).

(f)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2020, the total market value of fair valued securities was $17.424, which represented 0.0% of the Fund’s net assets.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2020.

20	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2020.

(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(k)

Illiquid security—As of October 31, 2020, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $17,424, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)

(l)	Non-income producing security.

(m)	Restricted security. (See Note 5)

(n)	Current yield as of October 31, 2020.

(o)	Interest rate shown represents yield to maturity.

(p)	Represents a security purchased with cash collateral received for securities on loan.

Foreign Currency Forward Contracts

As of October 31, 2020, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,083,843	EUR	5,981,000	JPMorgan Chase Bank N.A.	2/1/21	$102,883
USD	643,386	GBP	494,000	JPMorgan Chase Bank N.A.	2/1/21	2,990

Total Unrealized Appreciation						105,873

EUR	6,016,000	USD	7,110,154	JPMorgan Chase Bank N.A.	11/2/20	(103,619)
GBP	8,015,000	USD	10,495,171	JPMorgan Chase Bank N.A.	11/2/20	(111,742)
USD	6,866,116	EUR	6,016,000	JPMorgan Chase Bank N.A.	11/2/20	(140,420)
USD	10,069,084	GBP	8,015,000	JPMorgan Chase Bank N.A.	11/2/20	(314,345)

Total Unrealized Depreciation						(670,126)

Net Unrealized Depreciation						$(564,253)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of October 31, 2020, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	58	December 2020	$12,813,142	$12,808,938	$(4,204)

Total Long Contracts					(4,204)

Short Contracts
10-Year United States Treasury Note	(191)	December 2020	(26,594,929)	(26,399,781)	195,148
10-Year United States Treasury Ultra Note	(326)	December 2020	(52,095,820)	(51,273,688)	822,132
United States Treasury Long Bond	(70)	December 2020	(12,393,128)	(12,072,813)	320,315
United States Treasury Ultra Bond	(131)	December 2020	(29,290,610)	(28,165,000)	1,125,610

Total Short Contracts					2,463,205

Net Unrealized Appreciation					$2,459,001

1.	As of October 31, 2020, cash in the amount of $3,011,817 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2020 (continued)

Swap Contracts

As of October 31, 2020, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$40,000,000	USD	3/16/2023	Fixed 2.793%	3-Month USD-LIBOR	Quarterly	$—	$(2,415,637)	$(2,415,637)
41,000,000	USD	3/29/2023	Fixed 2.762%	3-Month USD-LIBOR	Quarterly	—	(2,482,230)	(2,482,230)

						$—	$(4,897,867)	$(4,897,867)

1.	As of October 31, 2020, cash in the amount of $971,872 was on deposit with a broker for centrally cleared swap agreements.

The following abbreviations are used in the preceding pages:

DB—Deutsche Bank

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$47,320,992	$—	$47,320,992
Convertible Bonds	—	6,888,383	—	6,888,383
Corporate Bonds	—	377,432,666	—	377,432,666
Foreign Bonds	—	608,489	—	608,489
Foreign Government Bonds	—	10,677,816	—	10,677,816
Loan Assignments	—	33,845,867	—	33,845,867
Mortgage-Backed Securities	—	125,208,318	—	125,208,318
Municipal Bonds	—	3,532,507	—	3,532,507
U.S. Government & Federal Agencies	—	19,096,815	—	19,096,815

Total Long-Term Bonds	—	624,611,853	—	624,611,853

Common Stocks (b)	254,903	—	17,424	272,327
Short-Term Investments
Affiliated Investment Company	30,618,826	—	—	30,618,826
Unaffiliated Investment Company	106,750	—	—	106,750
U.S. Governments	—	8,364,680	—	8,364,680

Total Short-Term Investments	30,725,576	8,364,680	—	39,090,256

Total Investments in Securities	30,980,479	632,976,533	17,424	663,974,436

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	105,873	—	105,873
Futures Contracts (c)	2,463,205	—	—	2,463,205

Total Other Financial Instruments	2,463,205	105,873	—	2,569,078

Total Investments in Securities and Other Financial Instruments	$33,443,684	$633,082,406	$17,424	$666,543,514

22	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Liability Valuation Inputs
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(5,349,425)	$—	$(5,349,425)

Total Long-Term Bonds Sold Short	—	(5,349,425)	—	(5,349,425)

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	(670,126)	—	(670,126)
Futures Contracts (c)	(4,204)	—	—	(4,204)
Interest Rate Swap Contracts (c)	—	(4,897,867)	—	(4,897,867)

Total Other Financial Instruments	(4,204)	(5,567,993)	—	(5,572,197)

Total Investments in Securities Sold Short and Other Financial Instruments	$(4,204)	$(10,917,418)	$—	$(10,921,622)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $17,424 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $609,974,307) including securities on loan of $104,844	$633,355,610
Investment in affiliated investment company, at value (identified cost $30,618,826)	30,618,826
Cash collateral on deposit at broker for futures contracts	3,011,817
Cash collateral on deposit at broker for swap contracts	971,872
Cash denominated in foreign currencies (identified cost $108,910)	111,276
Cash	8,793
Receivables:
Investment securities sold	5,871,834
Dividends and interest	5,262,162
Fund shares sold	1,133,716
Variation margin on futures contracts	311,789
Securities lending	509
Unrealized appreciation on foreign currency forward contracts	105,873
Other assets	46,080

Total assets	680,810,157

Liabilities
Investments sold short (proceeds $5,218,925)	5,349,425
Cash collateral received for securities on loan	106,750
Payables:
Fund shares redeemed	1,713,231
Investment securities purchased	1,475,550
Manager (See Note 3)	343,903
Transfer agent (See Note 3)	172,035
Interest on investments sold short	118,160
NYLIFE Distributors (See Note 3)	101,705
Shareholder communication	60,562
Professional fees	31,672
Broker fees and charges on short sales	16,166
Custodian	7,722
Variation margin on centrally cleared swap contracts	2,157
Trustees	921
Accrued expenses	5,042
Unrealized depreciation on foreign currency forward contracts	670,126
Dividend payable	146,629

Total liabilities	10,321,756

Net assets	$670,488,401

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$761,535
Additional paid-in capital	859,678,967

860,440,502
Total distributable earnings (loss)	(189,952,101)

Net assets	$670,488,401

Class A
Net assets applicable to outstanding shares	$175,682,454

Shares of beneficial interest outstanding	19,958,098

Net asset value per share outstanding	$8.80
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.21

Investor Class
Net assets applicable to outstanding shares	$18,138,528

Shares of beneficial interest outstanding	2,042,991

Net asset value per share outstanding	$8.88
Maximum sales charge (4.00% of offering price)	0.37

Maximum offering price per share outstanding	$9.25

Class B
Net assets applicable to outstanding shares	$4,871,739

Shares of beneficial interest outstanding	556,378

Net asset value and offering price per share outstanding	$8.76

Class C
Net assets applicable to outstanding shares	$65,157,712

Shares of beneficial interest outstanding	7,446,861

Net asset value and offering price per share outstanding	$8.75

Class I
Net assets applicable to outstanding shares	$404,963,784

Shares of beneficial interest outstanding	45,959,240

Net asset value and offering price per share outstanding	$8.81

Class R2
Net assets applicable to outstanding shares	$933,771

Shares of beneficial interest outstanding	106,043

Net asset value and offering price per share outstanding	$8.81

Class R3
Net assets applicable to outstanding shares	$275,504

Shares of beneficial interest outstanding	31,290

Net asset value and offering price per share outstanding	$8.80

Class R6
Net assets applicable to outstanding shares	$464,909

Shares of beneficial interest outstanding	52,588

Net asset value and offering price per share outstanding	$8.84

24	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$29,490,841
Dividends-affiliated	205,564
Securities lending	26,105
Dividends-unaffiliated	1,331
Other	1,992

Total income	29,725,833

Expenses
Manager (See Note 3)	4,692,436
Distribution/Service—Class A (See Note 3)	449,439
Distribution/Service—Investor Class (See Note 3)	46,632
Distribution/Service—Class B (See Note 3)	65,502
Distribution/Service—Class C (See Note 3)	775,389
Distribution/Service—Class R2 (See Note 3)	15,711
Distribution/Service—Class R3 (See Note 3)	1,204
Transfer agent (See Note 3)	1,315,174
Dividends and interest on investments sold short	653,253
Broker fees and charges on short sales	250,204
Registration	162,561
Professional fees	133,066
Shareholder communication	89,858
Custodian	71,819
Trustees	18,517
Shareholder service (See Note 3)	6,525
Miscellaneous	33,846

Total expenses	8,781,136

Net investment income (loss)	20,944,697

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	16,011,503
Investments sold short	(1,482,755)
Futures transactions	(17,343,363)
Swap transactions	(1,257,335)
Foreign currency forward transactions	23,279
Foreign currency transactions	(84,670)

Net realized gain (loss)	(4,133,341)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(717,904)
Investments sold short	809,814
Futures contracts	644,345
Swap contracts	(1,508,350)
Foreign currency forward contracts	(261,166)
Translation of other assets and liabilities in foreign currencies	(36,818)

Net change in unrealized appreciation (depreciation)	(1,070,079)

Net realized and unrealized gain (loss)	(5,203,420)

Net increase (decrease) in net assets resulting from operations	$15,741,277

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,944,697	$28,754,267
Net realized gain (loss)	(4,133,341)	(28,186,885)
Net change in unrealized appreciation (depreciation)	(1,070,079)	39,981,208

Net increase (decrease) in net assets resulting from operations	15,741,277	40,548,590

Distributions to shareholders:
Class A	(4,402,631)	(5,918,444)
Investor Class	(440,469)	(567,935)
Class B	(108,106)	(194,065)
Class C	(1,281,225)	(2,298,974)
Class I	(13,052,942)	(20,315,490)
Class R2	(143,506)	(190,167)
Class R3	(5,136)	(4,980)
Class R6	(197,722)	(1,364,064)

	(19,631,737)	(30,854,119)

Distributions to shareholders from return of capital
Class A	(131,689)	—
Investor Class	(13,175)	—
Class B	(3,234)	—
Class C	(38,323)	—
Class I	(390,433)	—
Class R2	(4,292)	—
Class R3	(154)	—
Class R6	(5,914)	—

	(587,214)	—

Total distributions to shareholders	(20,218,951)	(30,854,119)

Capital share transactions:
Net proceeds from sale of shares	207,685,790	243,248,062
Net asset value of shares issued to shareholders in reinvestment of distributions	18,303,153	28,366,577
Cost of shares redeemed	(503,088,197)	(486,086,847)

Increase (decrease) in net assets derived from capital share transactions	(277,099,254)	(214,472,208)

Net increase (decrease) in net assets	(281,576,928)	(204,777,737)

Net Assets
Beginning of year	952,065,329	1,156,843,066

End of year	$670,488,401	$952,065,329

26	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019		2018	2017	2016

Net asset value at beginning of year	$8.74		$8.65		$8.90	$8.81	$8.72

Net investment income (loss) (a)	0.22		0.23		0.24	0.25	0.35

Net realized and unrealized gain (loss) on investments	0.06		0.11		(0.23)	0.15	0.08

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.02)

Total from investment operations	0.28		0.34		0.02	0.40	0.41

Less distributions:

From net investment income	(0.21)		(0.25)		(0.27)	(0.31)	(0.32)

Return of capital	(0.01)		—		(0.00)‡	(0.00)‡	—

Total distributions	(0.22)		(0.25)		(0.27)	(0.31)	(0.32)

Net asset value at end of year	$8.80		$8.74		$8.65	$8.90	$8.81

Total investment return (b)	3.27%		3.99%		0.25%	4.65%	4.94%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.60%		2.66%		2.69%	2.79%	4.04%

Net expenses (c)(d)	1.18%		1.27%		1.25%	1.13%	1.16%

Portfolio turnover rate	56	%(e)	50	%(e)	22%	41%	15%

Net assets at end of year (in 000’s)	$175,682		$197,686		$220,618	$302,192	$412,834

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	1.07%	0.11%
October 31, 2019	1.07%	0.20%
October 31, 2018	1.03%	0.22%
October 31, 2017	1.01%	0.12%
October 31, 2016	1.00%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,

Investor Class	2020		2019		2018	2017	2016

Net asset value at beginning of year	$8.81		$8.72		$8.97	$8.88	$8.78

Net investment income (loss) (a)	0.22		0.23		0.24	0.24	0.35

Net realized and unrealized gain (loss) on investments	0.06		0.11		(0.23)	0.16	0.10

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.03)

Total from investment operations	0.28		0.34		0.02	0.40	0.42

Less distributions:

From net investment income	(0.20)		(0.25)		(0.27)	(0.31)	(0.32)

Return of capital	(0.01)		—		(0.00)‡	(0.00)‡	—

Total distributions	(0.21)		(0.25)		(0.27)	(0.31)	(0.32)

Net asset value at end of year	$8.88		$8.81		$8.72	$8.97	$8.88

Total investment return (b)	3.29%		3.93%		0.23%	4.59%	5.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.54%		2.63%		2.68%	2.74%	4.01%

Net expenses (c)(d)	1.24%		1.29%		1.27%	1.15%	1.18%

Portfolio turnover rate	56	%(e)	50	%(e)	22%	41%	15%

Net assets at end of year (in 000’s)	$18,139		$19,748		$20,451	$22,033	$31,851

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	1.13%	0.11%
October 31, 2019	1.09%	0.20%
October 31, 2018	1.05%	0.22%
October 31, 2017	1.03%	0.12%
October 31, 2016	1.02%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

28	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020		2019		2018	2017	2016

Net asset value at beginning of year	$8.70		$8.61		$8.86	$8.77	$8.68

Net investment income (loss) (a)	0.15		0.16		0.17	0.18	0.28

Net realized and unrealized gain (loss) on investments	0.06		0.11		(0.23)	0.15	0.10

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.03)

Total from investment operations	0.21		0.27		(0.05)	0.33	0.35

Less distributions:

From net investment income	(0.15)		(0.18)		(0.20)	(0.24)	(0.26)

Return of capital	(0.00	)‡	—		(0.00)‡	(0.00)‡	—

Total distributions	(0.15)		(0.18)		(0.20)	(0.24)	(0.26)

Net asset value at end of year	$8.76		$8.70		$8.61	$8.86	$8.77

Total investment return (b)	2.44%		3.20%		(0.52%)	3.86%	4.16%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.77%		1.90%		1.92%	2.00%	3.26%

Net expenses (c)(d)	2.00%		2.04%		2.02%	1.90%	1.93%

Portfolio turnover rate	56	%(e)	50	%(e)	22%	41%	15%

Net assets at end of year (in 000’s)	$4,872		$7,970		$11,015	$15,223	$18,313

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%
October 31, 2016	1.77%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2020		2019		2018	2017	2016

Net asset value at beginning of year	$8.69		$8.60		$8.85	$8.76	$8.67

Net investment income (loss) (a)	0.15		0.16		0.17	0.18	0.28

Net realized and unrealized gain (loss) on investments	0.06		0.11		(0.23)	0.15	0.10

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.03)

Total from investment operations	0.21		0.27		(0.05)	0.33	0.35

Less distributions:

From net investment income	(0.15)		(0.18)		(0.20)	(0.24)	(0.26)

Return of capital	(0.00	)‡	—		(0.00)‡	(0.00)‡	—

Total distributions	(0.15)		(0.18)		(0.20)	(0.24)	(0.26)

Net asset value at end of year	$8.75		$8.69		$8.60	$8.85	$8.76

Total investment return (b)	2.45%		3.21%		(0.52%)	3.86%	4.16%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.78%		1.90%		1.92%	2.00%	3.27%

Net expenses (c)(d)	2.00%		2.04%		2.02%	1.90%	1.93%

Portfolio turnover rate	56	%(e)	50	%(e)	22%	41%	15%

Net assets at end of year (in 000’s)	$65,158		$91,598		$128,279	$167,595	$220,513

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%
October 31, 2016	1.77%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

30	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020		2019		2018	2017	2016

Net asset value at beginning of year	$8.75		$8.66		$8.91	$8.82	$8.72

Net investment income (loss) (a)	0.24		0.25		0.26	0.26	0.37

Net realized and unrealized gain (loss) on investments	0.06		0.11		(0.23)	0.16	0.11

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.03)

Total from investment operations	0.30		0.36		0.04	0.42	0.45

Less distributions:

From net investment income	(0.23)		(0.27)		(0.29)	(0.33)	(0.35)

Return of capital	(0.01)		—		(0.00)‡	(0.00)‡	—

Total distributions	(0.24)		(0.27)		(0.29)	(0.33)	(0.35)

Net asset value at end of year	$8.81		$8.75		$8.66	$8.91	$8.82

Total investment return (b)	3.53%		4.24%		0.51%	4.90%	5.32%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.83%		2.91%		2.94%	2.99%	4.30%

Net expenses (c)(d)	0.94%		1.02%		1.00%	0.88%	0.91%

Portfolio turnover rate	56	%(e)	50	%(e)	22%	41%	15%

Net assets at end of year (in 000’s)	$404,964		$604,981		$717,129	$837,363	$735,359

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	0.83%	0.11%
October 31, 2019	0.82%	0.20%
October 31, 2018	0.78%	0.22%
October 31, 2017	0.76%	0.12%
October 31, 2016	0.75%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2020		2019		2018	2017	2016

Net asset value at beginning of year	$8.74		$8.65		$8.90	$8.81	$8.72

Net investment income (loss) (a)	0.21		0.22		0.23	0.23	0.34

Net realized and unrealized gain (loss) on investments	0.07		0.11		(0.23)	0.16	0.10

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.03)

Total from investment operations	0.28		0.33		0.01	0.39	0.41

Less distributions:

From net investment income	(0.20)		(0.24)		(0.26)	(0.30)	(0.32)

Return of capital	(0.01)		—		(0.00)‡	(0.00)‡	—

Total distributions	(0.21)		(0.24)		(0.26)	(0.30)	(0.32)

Net asset value at end of year	$8.81		$8.74		$8.65	$8.90	$8.81

Total investment return (b)	3.27%		3.89%		0.16%	4.54%	4.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.49%		2.54%		2.67%	2.63%	3.97%

Net expenses (c)(d)	1.29%		1.37%		1.34%	1.23%	1.28%

Portfolio turnover rate	56	%(e)	50	%(e)	22%	41%	15%

Net assets at end of year (in 000’s)	$934		$7,232		$6,657	$773	$662

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	1.18%	0.11%
October 31, 2019	1.17%	0.20%
October 31, 2018	1.14%	0.20%
October 31, 2017	1.11%	0.12%
October 31, 2016	1.12%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

32	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,						February 29, 2016^ through October 31,

Class R3	2020		2019		2018	2017	2016

Net asset value at beginning of period	$8.74		$8.65		$8.90	$8.81	$8.20

Net investment income (loss) (a)	0.20		0.20		0.21	0.21	0.21

Net realized and unrealized gain (loss) on investments	0.05		0.11		(0.23)	0.16	0.86

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	0.01	(0.00)‡	(0.27)

Total from investment operations	0.25		0.31		(0.01)	0.37	0.80

Less distributions:

From net investment income	(0.18)		(0.22)		(0.24)	(0.28)	(0.19)

Return of capital	(0.01)		—		(0.00)‡	(0.00)‡	—

Total distributions	(0.19)		(0.22)		(0.24)	(0.28)	(0.19)

Net asset value at end of period	$8.80		$8.74		$8.65	$8.90	$8.81

Total investment return (b)	2.90%		3.63%		(0.09%)	4.28%	9.77%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.27%		2.29%		2.36%	2.34%	3.32%††

Net expenses (c)(d)	1.52%		1.62%		1.60%	1.48%	1.50%††

Portfolio turnover rate	56	%(e)	50	%(e)	22%	41%	15%

Net assets at end of period (in 000’s)	$276		$218		$190	$114	$32

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	1.41%	0.11%
October 31, 2019	1.42%	0.20%
October 31, 2018	1.38%	0.22%
October 31, 2017	1.36%	0.12%
October 31, 2016††	1.34%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,				February 28, 2018^ through October 31,

Class R6	2020		2019		2018

Net asset value at beginning of period	$8.75		$8.66		$8.83

Net investment income (loss) (a)	0.25		0.27		0.19

Net realized and unrealized gain (loss) on investments	0.08		0.11		(0.15)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.00	‡	0.01

Total from investment operations	0.34		0.38		0.05

Less distributions:

From net investment income	(0.24)		(0.29)		(0.22)

Return of capital	(0.01)		—		(0.00)‡

Total distributions	(0.25)		(0.29)		(0.22)

Net asset value at end of period	$8.84		$8.75		$8.66

Total investment return (b)	4.04%		4.43%		0.54%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.88%		3.13%		3.18%††

Net expenses (c)(d)	0.82%		0.84%		0.85%††

Portfolio turnover rate	56	%(e)	50	%(e)	22%

Net assets at end of period (in 000’s)	$465		$22,632		$52,504

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	0.66%	0.16%
October 31, 2019	0.64%	0.20%
October 31, 2018††	0.62%	0.23%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

34	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Unconstrained Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective February 28, 2017. Class R6 shares commenced operations on February 28, 2018. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

35

Notes to Financial Statements (continued)

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2020, are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of con-

36	MainStay MacKay Unconstrained Bond Fund

vertible and municipal bonds) supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2020, were fair valued in such a manner.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2020, are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments was determined as of October 31, 2020, and can change at any time. Illiquid investments as of October 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax

37

Notes to Financial Statements (continued)

liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

38	MainStay MacKay Unconstrained Bond Fund

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2020, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to

39

Notes to Financial Statements (continued)

post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of October 31, 2020, all swap positions are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation. As of October 31, 2020, open swap agreements are shown in the Portfolio of Investments.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange

40	MainStay MacKay Unconstrained Bond Fund

loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of October 31, 2020, are shown in the Portfolio of Investments.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Securities Sold Short.  During the year ended October 31, 2020, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of October 31, 2020, securities sold short are shown in the Portfolio of Investments.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 13 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $104,844 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $106,750.

(P)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(Q)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily

41

Notes to Financial Statements (continued)

invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(S)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and

42	MainStay MacKay Unconstrained Bond Fund

warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives

	Foreign Exchange Contracts Risk		Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$		$2,463,205	$2,463,205
Forward Contracts—Unrealized appreciation on foreign currency forward contracts		105,873		105,873

Total Fair Value		$105,873	$2,463,205	$2,569,078

Liability Derivatives

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$(4,204)	$(4,204)
Centrally Cleared Swap Contracts—Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	(4,897,867)	(4,897,867)
Forward Contracts—Unrealized depreciation on foreign currency forward contracts	(670,126)	—	(670,126)

Total Fair Value	$(670,126)	$(4,902,071)	$(5,572,197)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	$—	$(17,343,363)	$(17,343,363)
Swap Contracts	—	(1,257,335)	(1,257,335)
Forward Contracts	23,279	—	23,279

Total Net Realized Gain (Loss)	$23,279	$(18,600,698)	$(18,577,419)

Net Change in Unrealized Appreciation (Depreciation) from:

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	$—	$644,345	$644,345
Swap Contracts	—	(1,508,350)	(1,508,350)
Forward Contracts	(261,166)	—	(261,166)

Total Net Change in Unrealized Appreciation (Depreciation)	$(261,166)	$(864,005)	$(1,125,171)

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long (a)	$—	$65,139,408	$65,139,408
Futures Contracts Short	$—	$(194,735,585)	$(194,735,585)
Swap Contracts Long	$—	$81,000,000	$81,000,000
Forward Contracts Long (b)	$10,098,519	$—	$10,098,519
Forward Contracts Short	$(21,579,162)	$—	$(21,579,162)

(a)	Positions were open eight months during the reporting period.

(b)	Positions were open nine months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses

43

Notes to Financial Statements (continued)

of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2020, the effective management fee rate was 0.60%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until August 31, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $4,692,436 and paid the Subadvisor in the amount of $2,293,460.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R2	$6,284
Class R3	241

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $19,012 and $4,003, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2020, of $588, $4,734 and $1,947, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life

44	MainStay MacKay Unconstrained Bond Fund

Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived

Class A	$286,795	$—
Investor Class	42,065	—
Class B	14,792	—
Class C	174,994	—
Class I	785,733	—
Class R2	10,104	—
Class R3	384	—
Class R6	307	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$51,822	$487,532	$(508,735)	$—	$—	$30,619	$206	$—	30,619

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$30,433	11.0%
Class R6	27,245	5.9

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$635,299,105	$32,218,607	$(13,790,567)	$18,428,040

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$ —	$(207,740,474)	$(146,629)	$17,935,002	$(189,952,101)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of forwards and futures contracts. The other temporary differences are primarily due to dividends payable.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $207,740,474 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$37,596	$170,144

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$19,631,737	$30,854,119
Return of capital	587,214	—
Total	$20,218,951	$30,854,119

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

45

Notes to Financial Statements (continued)

As of October 31, 2020, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Shares	Cost	10/31/20 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	22	$—	$17,424	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 13 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of U.S. government securities were $119,684 and $191,026, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $311,205 and $550,213, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,549,959	$30,759,137
Shares issued to shareholders in reinvestment of distributions	488,987	4,220,842
Shares redeemed	(6,892,108)	(59,273,038)

Net increase (decrease) in shares outstanding before conversion	(2,853,162)	(24,293,059)
Shares converted into Class A (See Note 1)	265,023	2,297,846
Shares converted from Class A (See Note 1)	(70,039)	(603,380)

Net increase (decrease)	(2,658,178)	$(22,598,593)

Year ended October 31, 2019:
Shares sold	3,923,370	$34,022,695
Shares issued to shareholders in reinvestment of distributions	648,525	5,604,208
Shares redeemed	(7,651,832)	(66,214,975)

Net increase (decrease) in shares outstanding before conversion	(3,079,937)	(26,588,072)
Shares converted into Class A (See Note 1)	322,178	2,786,179
Shares converted from Class A (See Note 1)	(128,869)	(1,117,966)

Net increase (decrease)	(2,886,628)	$(24,919,859)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	155,915	$1,356,863
Shares issued to shareholders in reinvestment of distributions	51,115	444,676
Shares redeemed	(304,909)	(2,639,908)

Net increase (decrease) in shares outstanding before conversion	(97,879)	(838,369)
Shares converted into Investor Class (See Note 1)	83,544	726,787
Shares converted from Investor Class (See Note 1)	(183,114)	(1,598,912)

Net increase (decrease)	(197,449)	$(1,710,494)

Year ended October 31, 2019:
Shares sold	415,571	$3,647,957
Shares issued to shareholders in reinvestment of distributions	63,631	554,684
Shares redeemed	(546,532)	(4,791,206)

Net increase (decrease) in shares outstanding before conversion	(67,330)	(588,565)
Shares converted into Investor Class (See Note 1)	178,617	1,558,761
Shares converted from Investor Class (See Note 1)	(215,720)	(1,882,993)

Net increase (decrease)	(104,433)	$(912,797)

46	MainStay MacKay Unconstrained Bond Fund

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	13,761	$117,932
Shares issued to shareholders in reinvestment of distributions	10,913	93,552
Shares redeemed	(309,879)	(2,667,687)

Net increase (decrease) in shares outstanding before conversion	(285,205)	(2,456,203)
Shares converted from Class B (See Note 1)	(74,998)	(645,966)

Net increase (decrease)	(360,203)	$(3,102,169)

Year ended October 31, 2019:
Shares sold	104,200	$905,650
Shares issued to shareholders in reinvestment of distributions	18,886	162,262
Shares redeemed	(416,600)	(3,591,602)

Net increase (decrease) in shares outstanding before conversion	(293,514)	(2,523,690)
Shares converted from Class B (See Note 1)	(69,649)	(598,047)

Net increase (decrease)	(363,163)	$(3,121,737)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	425,749	$3,655,007
Shares issued to shareholders in reinvestment of distributions	140,651	1,205,409
Shares redeemed	(3,582,005)	(30,766,598)

Net increase (decrease) in shares outstanding before conversion	(3,015,605)	(25,906,182)
Shares converted from Class C (See Note 1)	(79,690)	(688,962)

Net increase (decrease)	(3,095,295)	$(26,595,144)

Year ended October 31, 2019:
Shares sold	594,342	$5,094,058
Shares issued to shareholders in reinvestment of distributions	236,574	2,030,445
Shares redeemed	(5,070,579)	(43,589,224)

Net increase (decrease) in shares outstanding before conversion	(4,239,663)	(36,464,721)
Shares converted from Class C (See Note 1)	(134,378)	(1,153,207)

Net increase (decrease)	(4,374,041)	$(37,617,928)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	19,754,574	$169,630,141
Shares issued to shareholders in reinvestment of distributions	1,386,876	11,983,027
Shares redeemed	(44,391,197)	(377,209,880)

Net increase in shares outstanding before conversion	(23,249,747)	(195,596,712)
Shares converted into Class I (See Note 1)	59,162	512,587

Net increase (decrease)	(23,190,585)	$(195,084,125)

Year ended October 31, 2019:
Shares sold	22,646,970	$196,115,570
Shares issued to shareholders in reinvestment of distributions	2,133,464	18,457,022
Shares redeemed	(38,501,534)	(333,217,757)

Net increase (decrease) in shares outstanding before conversion	(13,721,100)	(118,645,165)
Shares converted into Class I (See Note 1)	46,998	407,273

Net increase (decrease)	(13,674,102)	$(118,237,892)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	134,616	$1,173,741
Shares issued to shareholders in reinvestment of distributions	17,187	147,798
Shares redeemed	(873,599)	(7,642,240)

Net increase (decrease)	(721,796)	$(6,320,701)

Year ended October 31, 2019:
Shares sold	132,894	$1,151,880
Shares issued to shareholders in reinvestment of distributions	22,001	190,167
Shares redeemed	(97,010)	(839,676)

Net increase (decrease)	57,885	$502,371

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	7,100	$62,561
Shares issued to shareholders in reinvestment of distributions	488	4,213
Shares redeemed	(1,200)	(10,300)

Net increase (decrease)	6,388	$56,474

Year ended October 31, 2019:
Shares sold	3,394	$29,402
Shares issued to shareholders in reinvestment of distributions	431	3,725
Shares redeemed	(931)	(8,016)

Net increase (decrease)	2,894	$25,111

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	107,790	$930,408
Shares issued to shareholders in reinvestment of distributions	23,680	203,636
Shares redeemed	(2,666,072)	(22,878,546)

Net increase (decrease)	(2,534,602)	$(21,744,502)

Year ended October 31, 2019:
Shares sold	262,885	$2,280,850
Shares issued to shareholders in reinvestment of distributions	157,868	1,364,064
Shares redeemed	(3,896,936)	(33,834,391)

Net increase (decrease)	(3,476,183)	$(30,189,477)

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet

47

Notes to Financial Statements (continued)

determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

48	MainStay MacKay Unconstrained Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Unconstrained Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

49

Federal Income Tax Information

(Unaudited)

For the fiscal year ended October 31, 2020, the Fund designated approximately $135,993 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

50	MainStay MacKay Unconstrained Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

51

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

52	MainStay MacKay Unconstrained Bond Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

53

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

54	MainStay MacKay Unconstrained Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1717044 MS203-20	MSUB11-12/20 (NYLIM) NL217

MainStay MacKay U.S. Infrastructure Bond Fund

(Formerly known as MainStay MacKay Infrastructure Bond Fund)

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 20202

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–1.21 3.45%	1.88 2.82%	1.88 2.35%	1.02 1.02%
Investor Class Shares[4]	Maximum 4% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.50 3.14	1.59 2.53	1.63 2.10	1.35 1.35
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–2.61 2.39	1.38 1.75	1.33 1.33	2.10 2.10
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	1.38 2.38	1.77 1.77	1.33 1.33	2.10 2.10
Class I Shares	No Sales Charge		1/2/2004	3.78	3.10	2.61	0.77
Class R6 Shares	No Sales Charge		11/1/2019	3.85	3.12	2.62	0.66

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective February 28, 2019 and June 21, 2019, the Fund modified its principal investment strategies. The past performance in the bar chart and table prior to those dates reflects the Fund’s prior principal investment strategies.

3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays Taxable Municipal Index[6]	6.29%	6.43%	6.82%

Bloomberg Barclays 5-10 Year Taxable Municipal Bond Index[7]	6.74	5.00	5.10
Morningstar Intermediate Core Bond Category Average[8]	5.95	3.84	3.40

6.

The Bloomberg Barclays Taxable Municipal Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Taxable Municipal Index is a rules-based, market-value-weighted index engineered for the long-term taxable bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Bloomberg Barclays 5-10 Year Taxable Municipal Bond Index as its secondary benchmark. The Bloomberg Barclays 5-10 Year Taxable Municipal Bond Index is the 5-10 year component of the Bloomberg Barclays Taxable Municipal Bond Index.

8.

The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay U.S. Infrastructure Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Infrastructure Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,032.60	$4.34	$1,020.86	$4.32	0.85%

Investor Class Shares	$1,000.00	$1,031.10	$5.77	$1,019.46	$5.74	1.13%

Class B Shares	$1,000.00	$1,026.20	$9.52	$1,015.74	$9.48	1.87%

Class C Shares	$1,000.00	$1,027.30	$9.53	$1,015.74	$9.48	1.87%

Class I Shares	$1,000.00	$1,033.60	$3.07	$1,022.12	$3.05	0.60%

Class R6 Shares	$1,000.00	$1,034.00	$2.71	$1,022.47	$2.69	0.53%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	South Carolina Public Service Authority, Revenue Bonds, 2.388%–4.322%, due 12/1/23–12/1/27

2.	County of Miami-Dade FL Aviation, Revenue Bonds, 1.885%–3.275%, due 10/1/21–10/1/29

3.	Reading Area Water Authority, Revenue Bonds, 2.209%–2.439%, due 12/1/28–12/1/31

4.	State of California, Construction Bond-Bid Group, Unlimited General Obligation, 1.75%, due 11/1/30

5.	University of Michigan, Revenue Bonds, 1.004%–1.672%, due 4/1/25–4/1/30
6.	State of Ohio, Unlimited General Obligation, 1.50%, due 8/1/29–9/15/29

7.	Guam Government Waterworks Authority, Revenue Bonds, 2.75%, due 7/1/30

8.	Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds, 2.499%–2.549%, due 12/1/23–12/1/24

9.	Temple University of the Commonwealth System of Higher Education, Revenue Bonds, 1.657%–1.857%, due 4/1/26–4/1/27

10.	County of Allegheny PA, Unlimited General Obligation, 1.248%–1.438%, due 11/1/26–11/1/27

8	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke, CFA, and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay U.S. Infrastructure Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay U.S. Infrastructure Bond Fund returned 3.78%, underperforming the 6.29% return of the Fund’s primary benchmark, the Bloomberg Barclays Taxable Municipal Bond Index. Over the same period, Class I shares underperformed both the 6.74% return of the Bloomberg Barclays 5–10 Year Taxable Municipal Bond Index, which is the Fund’s secondary benchmark, and the 5.95% return of the Morningstar Intermediate Core Bond Category Average.1

Were there any changes to the Fund during the reporting period?

Effective August 31, 2020, the Fund was renamed MainStay MacKay U.S. Infrastructure Bond Fund and the Fund’s principal investment strategies were modified. For more information about this change, refer to the supplement dated June 25, 2020.

What factors affected the Fund’s relative performance during the reporting period?

The below-investment-grade, tax-exempt segment of the municipal bond market underperformed the investment-grade, tax-exempt segment, while the overall municipal market underperformed the taxable bond market. Bonds with short-end maturities outperformed those with long-end maturities. Among ratings categories, higher-quality bonds outperformed their lower-quality counterparts.

During the reporting period, the Fund underperformed the Bloomberg Barclays Taxable Municipal Bond Index largely due to security selection and yield curve2 positioning. Specifically, the disappointing performance of holdings in the state general obligation sector detracted from relative returns, as did the Fund’s relatively underweight exposure to maturities of less than 10 years. Conversely, relative performance benefited from the Fund’s hospital sector holdings, and from the overweight exposure to long-maturity bonds.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid spread of the COVID-19 pandemic in March 2020 resulted in a significant risk-off response in the global financial markets. All asset classes reacted to this abrupt shift in investor sentiment, although equities and high-yield fixed-income securities bore the brunt of the sell-off. While municipal bonds were not immune, experiencing extreme intra-month spread3 widening and broad underperformance, they quickly reversed course upon passage of the $2 trillion U.S. CARES Act stimulus package on March 27, 2020. This stimulus package earmarked significant amounts of money to help specific municipal sectors impacted by the economic slowdown. As a result, municipal spreads rapidly tightened and prices appreciated during the last few days of the month of March, helping to deliver returns that were more consistent with other credit-focused, fixed-income asset classes. Indices with a heavy weighting toward U.S. Treasury securities delivered the strongest returns during the reporting period as a flight-to-quality bid drove Treasury bond prices appreciably higher.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund employed a hedge combining 10-year and 30-year U.S. Treasury futures during the reporting period. This hedge detracted from the Fund’s performance as interest rates moved lower.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s modified duration to worst5 shortened during the reporting period, starting at 6.45 years and ending at 5.93 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contributions to performance relative to the Bloomberg Barclays Taxable Municipal Bond Index came from holdings in the hospital, education and other revenue sectors. (Contributions take

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

weightings and total returns into account.) Conversely, security selection in the state general obligation and special tax sectors detracted from relative returns. Among states, holdings in bonds from Illinois, California and Virginia enhanced relative returns, while holdings in bonds from Oregon, Texas and New York detracted. In terms of credit quality, bonds rated AA and A- bolstered relative performance, while higher-quality AAA and AA+ bonds detracted.6 Lastly, the Fund’s overweight exposure to bonds with maturities of 10 years and longer contributed positively to relative returns, while bonds with 5-to-10-year maturities hampered relative returns.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant.

How did the Fund’s sector weighting change during the reporting period?

During the reporting period, the Fund increased its exposure to the water/sewer, state general obligation and higher education sectors. At the same time, the Fund reduced its exposure to the other revenue, hospital and prerefunded sectors. Among state exposures, the Fund increased its allocations to bonds from California, Texas and Florida, while decreasing allocations to bonds from New York, Illinois and Washington. The Fund also increased its exposure to bonds maturing in 3 to 12 years, and decreased its exposure to bonds maturing in more than 15 years. Lastly, the Fund increased its exposure to credits rated AA- and AA+, while decreasing its exposure to other credits rated AAA and A-.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held overweight positions relative to the Bloomberg Barclays Taxable Municipal Bond Index in the 11-year-plus segment of the maturity spectrum, and underweight exposure to bonds with 5-to-10-year maturities. In terms of sector exposure, the Fund held overweight positions in hospital, education and other revenue bonds, and underweight positions in state general obligation and special tax bonds. Across states, the Fund held overweight allocations to bonds from Illinois and California and underweight allocations to bonds from New York and Oregon. From a credit-quality perspective, the Fund held overweight positions to credits rated A and A-, and underweight positions to bonds rated AA+ and AAA.

6.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Long-Term Bonds 95.8%† Asset-Backed Securities 0.1%
Utilities 0.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$356,402	$367,763

Total Asset-Backed Securities (Cost $360,730)		367,763

Corporate Bonds 6.4%
Commercial Services 2.3%
Emory University 1.566%, due 9/1/25	4,500,000	4,599,202
Howard University
Insured: AGM 1.991%, due 10/1/25	2,860,000	2,912,081
Insured: AGM 2.657%, due 10/1/26	1,500,000	1,536,719
Leland Standford Junior University 1.289%, due 6/1/27	2,750,000	2,777,173

		11,825,175

Electric 0.2%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,100,000	1,180,283

Entertainment 0.5%
Smithsonian Institution
1.218%, due 9/1/25	1,000,000	999,757
1.967%, due 9/1/31	1,500,000	1,513,538

		2,513,295

Health Care—Services 2.8%
Adventist Health System 3.378%, due 3/1/23	1,600,000	1,671,525
Baptist Health Obligated Group 3.289%, due 12/1/28	650,000	657,776
Jackson Laboratory 3.287%, due 7/1/23	1,415,000	1,503,100
Ohiohealth Corp.
1.169%, due 11/15/22	520,000	520,499
1.364%, due 11/15/23	600,000	598,391
2.175%, due 11/15/27	1,040,000	1,046,154
Rogers Memorial Hospital, Inc.
2.631%, due 7/1/26	1,080,000	1,130,051
2.988%, due 7/1/29	505,000	524,230
3.188%, due 7/1/31	640,000	664,159
3.792%, due 7/1/39	2,480,000	2,515,920
Sun Health Services 2.85%, due 11/15/27	1,250,000	1,268,820
Toledo Hospital 5.325%, due 11/15/28	2,000,000	2,237,450

		14,338,075

	Principal Amount	Value
Leisure Time 0.6%
YMCA of Greater New York 5.021%, due 8/1/38	$2,440,000	$2,711,471

Total Corporate Bonds (Cost $31,690,005)		32,568,299

Municipal Bonds 89.2%
Arizona 0.7%
Arizona Industrial Development Authority, NCCU Properties LLC, Revenue Bonds Series B, Insured: BAM 3.10%, due 6/1/25	600,000	615,936
Arizona Industrial Development Authority, Voyager Foundation Inc., Project, Revenue Bonds
Series 2020 3.65%, due 10/1/29	1,115,000	1,102,925
Series 2020 3.90%, due 10/1/34	1,900,000	1,859,074

		3,577,935

Arkansas 1.1%
City of Rogers, Sales & Use Tax, Revenue Bonds Series A 3.828%, due 11/1/25	1,675,000	1,879,317
City of Springdale AR, Sales Use & Tax, Revenue Bonds
Insured: BAM 1.59%, due 11/1/20	345,000	345,000
Insured: BAM 1.598%, due 11/1/22	1,085,000	1,091,846
Insured: BAM 1.60%, due 11/1/23	1,575,000	1,585,820
Insured: BAM 1.62%, due 11/1/21	755,000	758,020

		5,660,003

California 18.8%
Anaheim Housing & Public Improvement Authority, Revenue Bonds
Series B 1.998%, due 10/1/27	1,000,000	1,043,710
Series B 2.123%, due 10/1/28	1,000,000	1,039,870
Series B 2.273%, due 10/1/30	1,000,000	1,034,930
Antelope Valley Community College District, Unlimited General Obligation
2.338%, due 8/1/31	2,000,000	2,071,420
2.418%, due 8/1/32	940,000	969,836

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Bay Area Toll Authority, Revenue Bonds Series F-1 2.574%, due 4/1/31	$1,500,000	$1,576,215
California Educational Facilities Authority, Chapman University, Revenue Bonds Series A 3.661%, due 4/1/33	3,300,000	3,560,535
California Health Facilities Financing Authority, No Place Like Home Program, Revenue Bonds 2.584%, due 6/1/29	3,000,000	3,150,810
California Infrastructure & Economic Development Bank, J. David Gladstone Institutes, Revenue Bonds 3.20%, due 10/1/29	1,785,000	1,883,871
California Municipal Finance Authority, Harvey Mudd College, Revenue Bonds
1.896%, due 12/1/25	1,370,000	1,428,677
2.262%, due 12/1/30	1,520,000	1,568,503
California State Educational Facilities Authority, Chapman University, Revenue Bonds Series A 3.281%, due 4/1/28	1,000,000	1,085,740
California State University, Revenue Bonds Series D 1.74%, due 11/1/30	750,000	739,995
California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 2.148%, due 11/15/30	3,985,000	3,991,217
City of Montebello CA, Revenue Bonds
Insured: AGM 3.343%, due 6/1/31	1,000,000	1,068,940
Insured: AGM 3.393%, due 6/1/32	1,000,000	1,069,910
City of Sacramento CA Water Revenue, Revenue Bonds
1.814%, due 9/1/25	1,100,000	1,144,341
2.297%, due 9/1/30	1,000,000	1,032,100
Coast Community College District, Unlimited General Obligation 2.588%, due 8/1/29	2,565,000	2,754,374
County of Riverside CA, Revenue Bonds 2.667%, due 2/15/25	4,000,000	4,251,320
El Cajon Redevelopment Agency, Tax Allocation Insured: AGM 7.70%, due 10/1/30	2,000,000	2,673,240

	Principal Amount	Value
California (continued)
El Dorado Irrigation District, Revenue Bonds Series C 2.055%, due 3/1/29	$4,500,000	$4,646,160
El Rancho Unified School District, Unlimited General Obligation Insured: AGM 2.60%, due 8/1/26	1,250,000	1,305,225
Inglewood Joint Powers Authority, Revenue Bonds Insured: BAM 3.469%, due 8/1/29	1,000,000	1,084,130
Los Angeles Community College District, Election 2008, Unlimited General Obligation Series B 7.53%, due 8/1/29	2,250,000	3,194,145
Lynwood Housing Authority, Revenue Bonds 4.00%, due 9/1/29	2,370,000	2,498,288
Ontario International Airport Authority, Revenue Bonds Insured: AGM 2.634%, due 5/15/23	1,000,000	1,030,390
San Bernardino City Unified School District, Qualified School Construction Bonds, Certificates of Participation Insured: AGM 7.703%, due 2/1/21	385,000	391,295
San Bernardino Community College District, Election 2018, Unlimited General Obligation Series A-1 2.64%, due 8/1/29	3,500,000	3,808,840
San Diego County Regional Transportation Commission, Revenue Bonds Series A 2.499%, due 4/1/30	2,000,000	2,138,360
San Diego Public Facilities Financing Authority, Revenue Bonds
Series B 1.532%, due 8/1/24	1,185,000	1,220,064
Series B 1.903%, due 8/1/26	2,750,000	2,865,225
San Luis Unit/Westlands Water District Financing Authority, Revenue Bonds
Series A, Insured: AGM 1.828%, due 9/1/26	3,000,000	3,114,510
Series A, Insured: AGM 2.028%, due 9/1/27	2,000,000	2,085,240
Santa Clarita Community College District, Unlimited General Obligation
2.632%, due 8/1/28	500,000	535,630

12	MainStay MacKay U.S. Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Santa Clarita Community College District, Unlimited General Obligation (continued)
2.682%, due 8/1/29	$600,000	$644,820
2.762%, due 8/1/30	600,000	648,504
2.812%, due 8/1/31	650,000	703,807
Solano County Community College District, Unlimited General Obligation
2.717%, due 8/1/29	450,000	483,372
2.817%, due 8/1/30	575,000	617,906
2.867%, due 8/1/31	675,000	731,052
2.917%, due 8/1/32	650,000	703,124
2.967%, due 8/1/33	630,000	679,896
State of California, Construction Bond-Bid Group, Unlimited General Obligation 1.75%, due 11/1/30	7,500,000	7,543,200
State of California, Unlimited General Obligation 2.375%, due 10/1/26	2,100,000	2,256,534
Transbay Joint Powers Authority, Green Bond, Tax Allocation 3.58%, due 10/1/32	2,730,000	2,820,254
University of California, Revenue Bonds Series BD 3.349%, due 7/1/29	1,500,000	1,686,750
Ventura County Public Financing Authority, Revenue Bonds Series A 1.741%, due 11/1/27	2,000,000	2,023,700
West Contra Costa Unified School District, Unlimited General Obligation 2.177%, due 8/1/27	4,805,000	4,888,415

		95,488,390

Colorado 0.9%
City & County of Denver CO, Airport System, Revenue Bonds Series C 1.722%, due 11/15/27	3,500,000	3,476,025
Colorado State Housing & Finance Authority, Revenue Bonds Series G-1, Insured: GNMA 3.65%, due 11/1/46	1,010,000	1,071,357

		4,547,382

Connecticut 2.7%
City of Bridgeport CT, Unlimited General Obligation Series D, Insured: BAM 2.913%, due 9/15/28	1,650,000	1,704,450

	Principal Amount	Value
Connecticut (continued)
City of Waterbury CT, Unlimited General Obligation Series C 2.492%, due 9/1/31	$2,855,000	$3,056,335
Connecticut Airport Authority, Ground Transportation Center Project, Revenue Bonds
Series B 3.024%, due 7/1/25	2,045,000	2,034,918
Series B 4.282%, due 7/1/45	1,100,000	985,204
State of Connecticut, Unlimited General Obligation
Series A 2.098%, due 7/1/25	3,000,000	3,147,120
Series A 5.85%, due 3/15/32	1,000,000	1,379,390
Town of Hamden CT, Unlimited General Obligation Series B, Insured: BAM 2.80%, due 8/1/31	1,250,000	1,256,350

		13,563,767

Delaware 0.1%
Delaware Municipal Electric Corp., Middletown & Seaford Projects, Revenue Bonds Series B, Insured: BAM 4.35%, due 10/1/34	500,000	541,860

District of Columbia 0.2%
District of Columbia Income Tax Secured, Revenue Bonds Series B 2.632%, due 3/1/30	1,000,000	1,073,110

Florida 5.8%
City of Fort Lauderdale FL, Revenue Bonds 1.30%, due 1/1/27	2,800,000	2,805,796
City of Miami FL, Street & Sidewalk Improvement Program, Revenue Bonds Series B, Insured: AGM 4.592%, due 1/1/33 (a)	1,115,000	1,248,967
City of Tampa FL Water & Wastewater System, Revenue Bonds Series B 1.348%, due 10/1/29	2,250,000	2,227,523
County of Broward FL, Airport System, Revenue Bonds Insured: BAM 2.504%, due 10/1/28	1,965,000	1,958,181

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
County of Miami-Dade FL Aviation, Revenue Bonds
Series B 1.885%, due 10/1/21	$6,000,000	$6,017,460
Series B 3.275%, due 10/1/29	2,715,000	2,794,848
County of Miami-Dade FL, Transit System, Revenue Bonds Series B 1.25%, due 7/1/27	2,750,000	2,685,870
County of Miami-Dade Florida Water & Sewer System, Revenue Bonds Series C 2.601%, due 10/1/29	2,145,000	2,277,132
Reedy Creek Improvement District, Limited General Obligation Series A 2.047%, due 6/1/28	2,000,000	2,048,780
St. Johns County Industrial Development Authority, Flagler Health, Revenue Bonds Series B, Insured: AGM 2.538%, due 10/1/30	2,500,000	2,481,800
Tampa-Hillsborough County Expressway Authority, Revenue Bonds Series B, Insured: BAM 1.64%, due 7/1/27	3,000,000	2,982,930

		29,529,287

Guam 1.4%
Guam Government Waterworks Authority, Revenue Bonds Series B 2.75%, due 7/1/30	6,500,000	6,328,985
Port Authority of Guam, Revenue Bonds Series C 4.532%, due 7/1/27	500,000	541,815

		6,870,800

Hawaii 0.9%
City & County of Honolulu HI, Build America Bonds, Unlimited General Obligation 5.518%, due 12/1/28	2,400,000	3,150,936
Hawaii Airports Systems, Revenue Bonds Series A 3.14%, due 7/1/47	1,500,000	1,380,570

		4,531,506

Illinois 7.0%
Chicago O’Hare International Airport, Revenue Bonds Series D 1.704%, due 1/1/26	5,000,000	4,993,850

	Principal Amount	Value
Illinois (continued)
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds 2.214%, due 12/1/25	$1,500,000	$1,517,010
City of Chicago Heights IL, Unlimited General Obligation Series A, Insured: BAM 7.25%, due 12/1/34	3,815,000	5,222,849
City of Chicago IL, Unlimited General Obligation Series C1, Insured: BAM 7.781%, due 1/1/35	2,195,000	3,124,209
Cook County School District No. 89 Maywood, Unlimited General Obligation Series C, Insured: AGM 6.50%, due 12/15/20	400,000	402,008
County of Cook IL, Build America Bonds, Unlimited General Obligation
Series B, Insured: AGM 6.229%, due 11/15/34	1,725,000	2,448,155
Series B 6.36%, due 11/15/33	1,500,000	2,095,230
Lake County Community Unit School District No. 187, Unlimited General Obligation
Series A, Insured: BAM 4.25%, due 1/1/26	500,000	546,700
Series A, Insured: BAM 4.25%, due 1/1/29	750,000	815,843
Series A, Insured: BAM 4.25%, due 1/1/30	750,000	811,365
Sales Tax Securitization Corp., Revenue Bonds Series B, Insured: BAM 2.857%, due 1/1/31	3,000,000	3,131,880
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation Series B 2.907%, due 1/1/34	1,885,000	1,912,766
State of Illinois, Build America Bonds, Unlimited General Obligation
5.95%, due 3/1/23	450,000	481,617
Series 3, Insured: AGM 6.725%, due 4/1/35	1,510,000	1,853,570
Insured: AGM 6.875%, due 7/1/25	2,000,000	2,257,900
State of Illinois, Sales Tax, Revenue Bonds 3.00%, due 6/15/25	3,750,000	3,709,500
State of Illinois, Unlimited General Obligation Series B 4.31%, due 4/1/23	500,000	516,735

		35,841,187

14	MainStay MacKay U.S. Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Indiana 0.5%
Indiana University Lease Purchase, Revenue Bonds
Series B 2.19%, due 6/1/30	$1,000,000	$1,051,200
Series B 2.29%, due 6/1/31	1,250,000	1,323,175

		2,374,375

Kentucky 1.4%
Kenton County Airport Board, Senior Customer Facility Charge, Revenue Bonds
3.826%, due 1/1/29	925,000	973,516
4.489%, due 1/1/39	2,500,000	2,635,725
4.689%, due 1/1/49	1,400,000	1,471,932
Kentucky Economic Development Finance Authority, Louisville Arena Project, Revenue Bonds Series B, Insured: AGM 4.435%, due 12/1/38	2,000,000	2,178,140

		7,259,313

Louisiana 2.6%
Louisiana Local Government Environmental Facility & Community Development Authority, Revenue Bonds
1.447%, due 2/1/26	1,900,000	1,889,227
1.547%, due 2/1/27	3,000,000	2,966,460
Louisiana Public Facilities Authority, Tulane University, Revenue Bonds Series B 2.688%, due 12/15/23	1,250,000	1,288,750
State of Louisiana Gasoline & Fuels Tax, Revenue Bonds
Series A-2 0.869%, due 5/1/25	1,675,000	1,661,014
Series A-2 1.498%, due 5/1/28	1,700,000	1,682,524
State of Louisiana, Unlimited General Obligation Series C-1 1.864%, due 6/1/32	4,000,000	3,994,920

		13,482,895

Maryland 2.3%
County of Baltimore MD, Build America Bonds, Unlimited General Obligation 4.90%, due 11/1/32	1,000,000	1,298,560
County of Montgomery MD, Unlimited General Obligation Series C 1.25%, due 11/1/28	4,000,000	3,954,840

	Principal Amount	Value
Maryland (continued)
Maryland Community Development Administration, Department of Housing & Community Development, Revenue Bonds Series D 2.644%, due 3/1/50	$1,470,000	$1,501,326
Maryland Economic Development Corp., Seagirt Marine Terminal Project, Revenue Bonds
Series B 4.00%, due 6/1/26	3,650,000	3,910,902
Series B 4.125%, due 6/1/29	580,000	624,700
Series B 4.125%, due 6/1/30	500,000	534,020

		11,824,348

Massachusetts 2.1%
Massachusetts Development Finance Agency, Berklee College of Music Issue, Revenue Bonds Series A 1.902%, due 10/1/27	1,000,000	1,005,190
Massachusetts Development Finance Agency, Lesley University, Revenue Bonds Series B 3.165%, due 7/1/32	1,705,000	1,747,063
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds Series B, Insured: AGM 4.496%, due 7/1/33	2,545,000	2,867,095
University of Massachusetts Building Authority, Revenue Bonds Senior Series 2020-1 1.391%, due 11/1/27	4,900,000	4,873,883

		10,493,231

Michigan 1.9%
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds Series E, Insured: State Aid Direct Deposit 8.369%, due 11/1/35	715,000	1,080,429
Michigan Finance Authority, Revenue Bonds Series C-1, Insured: State Aid Direct Deposit 3.585%, due 11/1/35	1,000,000	1,110,220
University of Michigan, Revenue Bonds
Series B 1.004%, due 4/1/25	3,500,000	3,504,410
Series B 1.372%, due 4/1/27	1,500,000	1,496,670
Series B 1.672%, due 4/1/30	2,500,000	2,478,750

		9,670,479

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Mississippi 0.2%
State of Mississippi, Unlimited General Obligation Series A 1.382%, due 11/1/29	$1,000,000	$996,500

Missouri 0.4%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Revenue Bonds Series B 1.344%, due 10/1/25	1,000,000	1,006,490
Missouri Health & Educational Facilities Authority, A.T. Still University of Health Sciences, Revenue Bonds Series B 2.744%, due 10/1/26	1,185,000	1,244,712

		2,251,202

Nebraska 0.3%
Nebraska Public Power District, Revenue Bonds Series B1 2.593%, due 1/1/29	1,350,000	1,446,444

New Jersey 4.7%
Casino Reinvestment Development Authority, Inc., Revenue Bonds Series B, Insured: NATL-RE 5.46%, due 6/1/25	2,250,000	2,355,457
City of Vineland NJ, Unlimited General Obligation 3.193%, due 4/15/29	1,175,000	1,284,863
New Jersey Economic Development Authority, Revenue Bonds
3.282%, due 6/15/25	3,675,000	3,798,958
Series A, Insured: NATL-RE 7.425%, due 2/15/29	534,000	660,868
New Jersey Educational Facilities Authority, Kean University, Revenue Bonds Series C 3.236%, due 9/1/25	1,445,000	1,503,913
New Jersey Educational Facilities Authority, Revenue Bonds Series G, Insured: BAM 3.459%, due 7/1/32	1,330,000	1,469,451
New Jersey Educational Facilities Authority, Seton Hall University, Revenue Bonds Series D, Insured: AGM 2.302%, due 7/1/25	1,400,000	1,414,504

	Principal Amount	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds Series B 2.631%, due 6/15/24	$4,150,000	$4,194,612
North Hudson Sewerage Authority, Senior Lien Lease Certificates, Revenue Bonds Insured: AGM 2.978%, due 6/1/29	1,000,000	1,064,960
Rutgers State University, Revenue Bonds Series S 1.464%, due 5/1/27	1,000,000	980,150
South Jersey Transportation Authority, Revenue Bonds
Series B, Insured: BAM 2.381%, due 11/1/27	1,750,000	1,753,307
Series B 3.02%, due 11/1/25	500,000	517,905
Series B 3.12%, due 11/1/26	500,000	517,385
Series B 3.26%, due 11/1/27	500,000	515,755
Series B 3.36%, due 11/1/28	2,000,000	2,069,580

		24,101,668

New York 3.5%
Brookhaven Local Development Corp., Long Island Community Hospital, Revenue Bonds
4.50%, due 10/1/25	2,000,000	1,985,020
6.00%, due 10/1/30	1,855,000	1,852,422
City of Yonkers, Limited General Obligation Series C, Insured: BAM 2.818%, due 5/1/28	1,000,000	1,059,220
Metropolitan Transportation Authority, Revenue Bonds 4.955%, due 11/15/20	300,000	300,294
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds Insured: AGM 2.681%, due 3/1/33	1,750,000	1,735,090
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds Series B, Insured: AGM 4.946%, due 8/1/48	1,000,000	1,102,380
New York State Energy Research & Development Authority, Green, Revenue Bonds
Series A 3.62%, due 4/1/25	750,000	751,957

16	MainStay MacKay U.S. Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Energy Research & Development Authority, Green, Revenue Bonds (continued)
Series A 3.77%, due 4/1/26	$1,045,000	$1,041,677
Series A 3.927%, due 4/1/27	995,000	991,070
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series B, Insured: AGM 2.499%, due 12/1/23	3,680,000	3,761,070
Series B, Insured: AGM 2.549%, due 12/1/24	2,455,000	2,509,575
Port Authority of New York & New Jersey, Consolidated 159th, Revenue Bonds Series B 6.04%, due 12/1/29	620,000	806,087

		17,895,862

Ohio 5.7%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bonds Series C 7.334%, due 2/15/28	4,000,000	5,045,360
American Municipal Power, Inc., Prairie State Energy Campus Project, Revenue Bonds Series D 3.014%, due 2/15/31	2,000,000	2,129,840
City of Cleveland OH, Airport System, Revenue Bonds Series A, Insured: BAM 2.882%, due 1/1/31	1,400,000	1,458,240
Dayton Metro Library, Unlimited General Obligation 2.676%, due 12/1/29	2,035,000	2,259,461
JobsOhio Beverage System, Revenue Bonds Series B 3.985%, due 1/1/29	2,050,000	2,340,095
Northeast Ohio Regional Sewer District, Revenue Bonds
2.419%, due 11/15/30	1,245,000	1,310,076
2.519%, due 11/15/31	1,655,000	1,742,152
State of Ohio, Unlimited General Obligation
Series A 1.50%, due 8/1/29	4,000,000	4,017,480
Series A 1.50%, due 9/15/29	3,000,000	3,013,620

	Principal Amount	Value
Ohio (continued)
Summit County Development Finance Authority, Franciscan University of Steubenville Project, Revenue Bonds
Series B 5.125%, due 11/1/48	$1,000,000	$1,114,460
Series A 6.00%, due 11/1/48 (a)	1,750,000	2,071,143
University of Cincinnati, Revenue Bonds Series B 2.533%, due 6/1/29	2,500,000	2,605,575

		29,107,502

Oregon 1.8%
Oregon State Facilities Authority, Lewis & Clark College Project, Revenue Bonds Series A 2.486%, due 10/1/35	4,000,000	3,742,720
Port of Portland Airport, Portland International Airport, Revenue Bonds 4.067%, due 7/1/39	1,000,000	993,080
State of Oregon, Unlimited General Obligation
0.895%, due 5/1/25	2,000,000	2,014,580
1.315%, due 5/1/27	1,000,000	1,009,720
Washington & Multnomah Counties School District No. 48J Beaverton, Unlimited General Obligation Insured: School Bond Guaranty 1.693%, due 6/15/30	1,500,000	1,513,260

		9,273,360

Pennsylvania 6.0%
Authority Improvement Municipalities, Carlow University, Revenue Bonds Series B 5.00%, due 11/1/53	1,000,000	1,018,890
City of Pittsburgh PA, Unlimited General Obligation Series B 1.679%, due 9/1/30	800,000	787,280
County of Allegheny PA, Unlimited General Obligation
Series C-79 1.248%, due 11/1/26	1,875,000	1,886,494
Series C-79 1.438%, due 11/1/27	3,605,000	3,618,555
County of Beaver PA, Unlimited General Obligation Series B, Insured: BAM 3.979%, due 11/15/29	1,805,000	2,029,542

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Build America Bonds, Revenue Bonds Series B 6.532%, due 6/15/39	$1,495,000	$2,092,327
Philadelphia Water & Wastewater Revenue, Revenue Bonds Series B 1.734%, due 11/1/28	2,740,000	2,732,712
Reading Area Water Authority, Revenue Bonds
Insured: BAM 2.209%, due 12/1/28	2,345,000	2,381,981
Insured: BAM 2.309%, due 12/1/29	2,390,000	2,441,194
Insured: BAM 2.439%, due 12/1/31	3,295,000	3,371,773
State Public School Building Authority, School District of Philadelphia Project, Revenue Bonds Series A, Insured: State Aid Witholding 3.046%, due 4/1/28	1,920,000	1,967,424
Temple University of the Commonwealth System of Higher Education, Revenue Bonds
1st Series of 2020, Insured: State Appropriations 1.657%, due 4/1/26	2,520,000	2,558,732
1st Series of 2020, Insured: State Appropriations 1.857%, due 4/1/27	3,445,000	3,505,425

		30,392,329

Rhode Island 0.5%
Rhode Island Commerce Corp., Historic Structures Tax Credit Financing Program, Revenue Bonds Series A 3.297%, due 5/1/28	1,000,000	1,125,850
Rhode Island Turnpike & Bridge Authority, Revenue Bonds Series 1 2.761%, due 12/1/29	1,570,000	1,621,276

		2,747,126

South Carolina 2.0%
South Carolina Public Service Authority, Revenue Bonds
Series D 2.388%, due 12/1/23	2,280,000	2,382,030

	Principal Amount	Value
South Carolina (continued)
South Carolina Public Service Authority, Revenue Bonds (continued)
Series E 3.922%, due 12/1/24	$813,000	$906,349
Series E 4.322%, due 12/1/27	6,040,000	7,126,777

		10,415,156

Tennessee 0.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds Series B 4.409%, due 10/1/34	1,280,000	1,362,368
Tennessee Energy Acquisition Corp., Revenue Bonds Series A 4.00%, due 5/1/48 (b)	2,500,000	2,683,475

		4,045,843

Texas 8.1%
Central Texas Regional Mobility Authority, Revenue Bonds
Series C 1.445%, due 1/1/25	600,000	594,672
Series C 1.837%, due 1/1/27	1,290,000	1,267,902
City of Brownsville TX, Utilities System, Revenue Bonds Series A, Insured: AGM 1.477%, due 9/1/27	1,500,000	1,509,270
City of Corpus Christi TX, Utility System, Revenue Bonds
Series B 1.489%, due 7/15/27	2,250,000	2,264,782
Series B 1.706%, due 7/15/28	2,500,000	2,532,925
City of Dallas TX, Waterworks & Sewer System, Revenue Bonds
Series D 1.007%, due 10/1/25	1,600,000	1,613,040
Series D 1.347%, due 10/1/26	1,000,000	1,020,430
City of Houston TX, Airport System, Revenue Bonds Subseries C 1.816%, due 7/1/27	2,000,000	1,994,400
City of Houston TX, Utility System, Revenue Bonds Series C 2.255%, due 11/15/29	1,000,000	1,048,320

18	MainStay MacKay U.S. Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
City of Houston, Limited General Obligation Series B 2.366%, due 3/1/28	$2,855,000	$3,022,360
City of San Antonio TX, Limited General Obligation 1.433%, due 2/1/28	2,500,000	2,535,200
Dallas Fort Worth Taxable International Airport, Revenue Bonds
Series C 1.329%, due 11/1/25	2,250,000	2,253,398
Series C 1.749%, due 11/1/27	2,000,000	2,000,980
El Paso Independent School District, Unlimited General Obligation Series A, Insured: PSF 5.00%, due 8/15/28	4,000,000	5,024,240
Gainesville Hospital District, Limited General Obligation Series A 4.753%, due 8/15/23	1,520,000	1,602,658
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds Insured: AGM 1.266%, due 7/1/25	1,000,000	999,000
Port of Corpus Christi Authority of Nueces County, Revenue Bonds Series B 4.875%, due 12/1/38	2,000,000	2,318,940
Texas Tech University System, Revenue Bonds 0.938%, due 2/15/25	2,500,000	2,508,300
Texas Transportation Commission, Unlimited General Obligation 1.383%, due 10/1/28	5,000,000	5,052,700

		41,163,517

Utah 0.7%
County of Salt Lake UT, Convention Hotel, Revenue Bonds 5.25%, due 10/1/34 (a)	3,610,000	3,440,366

Virginia 2.1%
Farmville Industrial Development Authority Facilities, Longwood University Student Housing Project, Revenue Bonds 5.00%, due 1/1/34	2,000,000	1,968,600
Fredericksburg Economic Development Authority, Fredericksburg Stadium Project, Revenue Bonds Series A 4.00%, due 9/1/29 (a)	2,315,000	2,487,768

	Principal Amount	Value
Virginia (continued)
Virginia College Building Authority, 21st Century College & Equipment Program, Revenue Bonds 1.227%, due 2/1/27	$3,500,000	$3,445,995
Virginia Resources Authority, Infrastructure Revenue, Revenue Bonds Series C, Insured: Moral Obligation 2.55%, due 11/1/28	2,550,000	2,737,094

		10,639,457

Washington 0.4%
Energy Northwest Electric Revenue, Build America Bonds, Bonneville Power Administration, Revenue Bonds Series B 5.71%, due 7/1/24	1,000,000	1,178,680
Klickitat County Public Utility District No. 1, Revenue Bonds Series B, Insured: AGM 2.803%, due 12/1/29	700,000	722,358

		1,901,038

West Virginia 0.6%
County of Ohio WV, Special District Excise Tax Revenue, The Highlands Project, Revenue Bonds Series A 4.00%, due 3/1/40	3,500,000	2,948,785

Wisconsin 1.0%
State of Wisconsin, Revenue Bonds Series A 2.399%, due 5/1/30	2,000,000	2,115,680
Wisconsin Department of Transportation, Revenue Bonds Series 1 1.007%, due 7/1/26	3,000,000	3,013,470

		5,129,150

Total Municipal Bonds (Cost $442,973,187)		454,225,173

U.S. Government & Federal Agencies 0.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
4.00%, due 10/1/48	228,601	250,723
6.50%, due 4/1/37	35,602	40,839

		291,562

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 4/15/31	$140,442	$162,544

Total U.S. Government & Federal Agencies (Cost $408,468)		454,106

Total Long-Term Bonds (Cost $475,432,390)		487,615,341

Short-Term Investments 0.5%
Short-Term Municipal Note 0.5%
County of Sacramento CA, Pension Funding, Revenue Bonds Insured: AGM 1.597%, due 7/10/30 (c)	2,500,000	2,493,225

Total Short-Term Investment (Cost $2,494,323)		2,493,225

Total Investments (Cost $477,926,713)	96.3%	490,108,566
Other Assets, Less Liabilities	3.7	18,639,663
Net Assets	100.0%	$508,748,229
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(c)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Futures Contracts

As of October 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(250)	December 2020	$(34,782,588)	$(34,554,687)	$227,901

Net Unrealized Appreciation					$227,901

1.	As of October 31, 2020, cash in the amount of $387,500 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2020.

The following abbreviations are used in the preceding pages:

AGM—Assured Guaranty Municipal Corp.

BAM—Build America Mutual Assurance Co.

GNMA—Government National Mortgage Association

NATL-RE—National Public Finance Guarantee Corp.

20	MainStay MacKay U.S. Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$367,763	$—	$367,763
Corporate Bonds	—	32,568,299	—	32,568,299
Municipal Bonds	—	454,225,173	—	454,225,173
U.S. Government & Federal Agencies	—	454,106	—	454,106

Total Long-Term Bonds	—	487,615,341	—	487,615,341

Short-Term Investment
Short Term Municipal Notes	—	2,493,225	—	2,493,225

Total Investments in Securities	—	490,108,566	—	490,108,566

Other Financial Instruments
Futures Contracts (b)	227,901	—	—	227,901

Total Investments in Securities and Other Financial Instruments	$227,901	$490,108,566	$—	$490,336,467

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in securities, at value (identified cost $477,926,713)	$490,108,566
Cash	18,655,879
Cash collateral on deposit at broker for futures contracts	387,500
Receivables:
Investment securities sold	6,891,913
Fund shares sold	5,499,509
Interest	3,601,979
Variation margin on futures contracts	46,872
Other assets	60,821

Total assets	525,253,039

Liabilities
Due to custodian	1,134,906
Payables:
Investment securities purchased	12,581,912
Fund shares redeemed	2,291,940
Manager (See Note 3)	118,651
Transfer agent (See Note 3)	113,031
NYLIFE Distributors (See Note 3)	35,285
Professional fees	26,167
Shareholder communication	25,178
Custodian	4,883
Trustees	651
Accrued expenses	3,800
Dividend payable	168,406

Total liabilities	16,504,810

Net assets	$508,748,229

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$575,282
Additional paid-in capital	489,511,917

490,087,199
Total distributable earnings (loss)	18,661,030

Net assets	$508,748,229

Class A
Net assets applicable to outstanding shares	$103,474,851

Shares of beneficial interest outstanding	11,798,588

Net asset value per share outstanding	$8.77
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.18

Investor Class
Net assets applicable to outstanding shares	$19,459,247

Shares of beneficial interest outstanding	2,209,052

Net asset value per share outstanding	$8.81
Maximum sales charge (4.00% of offering price)	0.37

Maximum offering price per share outstanding	$9.18

Class B
Net assets applicable to outstanding shares	$1,901,501

Shares of beneficial interest outstanding	216,801

Net asset value and offering price per share outstanding	$8.77

Class C
Net assets applicable to outstanding shares	$8,708,157

Shares of beneficial interest outstanding	993,045

Net asset value and offering price per share outstanding	$8.77

Class I
Net assets applicable to outstanding shares	$292,000,011

Shares of beneficial interest outstanding	32,933,123

Net asset value and offering price per share outstanding	$8.87

Class R6
Net assets applicable to outstanding shares	$83,204,462

Shares of beneficial interest outstanding	9,377,604

Net asset value and offering price per share outstanding	$8.87

22	MainStay MacKay U.S. Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$11,987,727
Securities lending	18
Other	80

Total income	11,987,825

Expenses
Manager (See Note 3)	2,262,345
Transfer agent (See Note 3)	565,872
Distribution/Service—Class A (See Note 3)	233,729
Distribution/Service—Investor Class (See Note 3)	50,174
Distribution/Service—Class B (See Note 3)	22,506
Distribution/Service—Class C (See Note 3)	101,536
Registration	131,067
Professional fees	108,391
Shareholder communication	52,080
Custodian	29,294
Trustees	11,267
Miscellaneous	25,859

Total expenses before waiver/reimbursement	3,594,120
Expense waiver/reimbursement from Manager (See Note 3)	(469,112)

Net expenses	3,125,008

Net investment income (loss)	8,862,817

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	13,149,914
Futures transactions	(5,378,722)

Net realized gain (loss)	7,771,192

Net change in unrealized appreciation (depreciation) on:
Investments	4,693,471
Futures contracts	(111,302)
Unfunded commitments	938

Net change in unrealized appreciation (depreciation)	4,583,107

Net realized and unrealized gain (loss)	12,354,299

Net increase (decrease) in net assets resulting from operations	$21,217,116

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,862,817	$3,513,724
Net realized gain (loss)	7,771,192	1,385,688
Net change in unrealized appreciation (depreciation)	4,583,107	8,274,472

Net increase (decrease) in net assets resulting from operations	21,217,116	13,173,884

Distributions to shareholders:
Class A	(1,754,280)	(1,786,354)
Investor Class	(324,263)	(463,383)
Class B	(20,251)	(42,411)
Class C	(93,576)	(199,615)
Class I	(3,817,800)	(1,044,927)
Class R6	(2,994,329)	—

	(9,004,499)	(3,536,690)

Distributions to shareholders from return of capital:
Class A	—	(11,271)
Investor Class	—	(2,924)
Class B	—	(268)
Class C	—	(1,260)
Class I	—	(6,594)
	—	(22,317)

Total distributions to shareholders	(9,004,499)	(3,559,007)

Capital share transactions:
Net proceeds from sale of shares	506,198,949	226,660,069
Net asset value of shares issued to shareholders in reinvestment of distributions	8,017,362	3,378,523
Cost of shares redeemed	(316,791,224)	(45,662,835)

Increase (decrease) in net assets derived from capital share transactions	197,425,087	184,375,757

Net increase (decrease) in net assets	209,637,704	193,990,634

Net Assets
Beginning of year	299,110,525	105,119,891

End of year	$508,748,229	$299,110,525

24	MainStay MacKay U.S. Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019		2018		2017		2016

Net asset value at beginning of year	$8.64		$7.93		$8.33		$8.56		$8.51

Net investment income (loss) (a)	0.16		0.21		0.19		0.17		0.17

Net realized and unrealized gain (loss) on investments	0.14		0.71		(0.40)		(0.22)		0.05

Total from investment operations	0.30		0.92		(0.21)		(0.05)		0.22

Less distributions:

From net investment income	(0.17)		(0.21)		(0.19)		(0.18)		(0.17)

Return of capital	—		(0.00	)‡	—		—		—

Total distributions	(0.17)		(0.21)		(0.19)		(0.18)		(0.17)

Net asset value at end of year	$8.77		$8.64		$7.93		$8.33		$8.56

Total investment return (b)	3.45%		11.76%		(2.54%)		(0.60%)		2.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.84%		2.52%		2.31%		2.07%		1.99	%(c)

Net expenses (d)	0.85%		0.89%		1.00%		1.00%		0.98	%(e)

Expenses (before waiver/reimbursement) (d)	0.98%		1.02%		1.04%		1.00%		0.99%

Portfolio turnover rate	89	%(f)	124	%(f)	58	% (g)	20	% (g)	41	%(g)

Net assets at end of year (in 000’s)	$103,475		$84,513		$68,269		$82,828		$93,242

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

	Year ended October 31,

Investor Class	2020		2019		2018		2017		2016

Net asset value at beginning of year	$8.68		$7.97		$8.36		$8.59		$8.54

Net investment income (loss) (a)	0.14		0.19		0.16		0.15		0.15

Net realized and unrealized gain (loss) on investments	0.13		0.71		(0.39)		(0.23)		0.05

Total from investment operations	0.27		0.90		(0.23)		(0.08)		0.20

Less distributions:

From net investment income	(0.14)		(0.19)		(0.16)		(0.15)		(0.15)

Return of capital	—		(0.00	)‡	—		—		—

Total distributions	(0.14)		(0.19)		(0.16)		(0.15)		(0.15)

Net asset value at end of year	$8.81		$8.68		$7.97		$8.36		$8.59

Total investment return (b)	3.14%		11.36%		(2.72%)		(0.91%)		2.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.57%		2.21%		1.98%		1.77%		1.74	%(c)

Net expenses (d)	1.15%		1.21%		1.33%		1.30%		1.23	%(e)

Expenses (before waiver/reimbursement) (d)	1.28%		1.35%		1.44%		1.30%		1.24%

Portfolio turnover rate	89	%(f)	124	%(f)	58	% (g)	20	% (g)	41	%(g)

Net assets at end of year (in 000’s)	$19,459		$20,520		$21,012		$24,187		$40,094

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.24%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020		2019		2018		2017	2016

Net asset value at beginning of year	$8.64		$7.94		$8.33		$8.56	$8.51

Net investment income (loss) (a)	0.07		0.12		0.10		0.08	0.08

Net realized and unrealized gain (loss) on investments	0.14		0.70		(0.39)		(0.22)	0.05

Total from investment operations	0.21		0.82		(0.29)		(0.14)	0.13

Less distributions:

From net investment income	(0.08)		(0.12)		(0.10)		(0.09)	(0.08)

Return of capital	—		(0.00	)‡	—		—	—

Total distributions	(0.08)		(0.12)		(0.10)		(0.09)	(0.08)

Net asset value at end of year	$8.77		$8.64		$7.94		$8.33	$8.56

Total investment return (b)	2.39%		10.46%		(3.46%)		(1.66%)	1.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.85%		1.46%		1.23%		1.01%	0.99	%(c)

Net expenses (d)	1.90%		1.96%		2.08%		2.05%	1.98	%(e)

Expenses (before waiver/reimbursement) (d)	2.03%		2.10%		2.19%		2.05%	1.99%

Portfolio turnover rate (g)	89	%(f)	124	%(f)	58	% (g)	20%	41	%(g)

Net assets at end of year (in 000’s)	$1,902		$2,621		$3,224		$4,730	$7,154

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

	Year ended October 31,

Class C	2020		2019		2018		2017		2016

Net asset value at beginning of year	$8.64		$7.93		$8.32		$8.55		$8.50

Net investment income (loss) (a)	0.08		0.12		0.10		0.08		0.08

Net realized and unrealized gain (loss) on investments	0.13		0.71		(0.39)		(0.22)		0.05

Total from investment operations	0.21		0.83		(0.29)		(0.14)		0.13

Less distributions:

From net investment income	(0.08)		(0.12)		(0.10)		(0.09)		(0.08)

Return of capital	—		(0.00	)‡	—		—		—

Total distributions	(0.08)		(0.12)		(0.10)		(0.09)		(0.08)

Net asset value at end of year	$8.77		$8.64		$7.93		$8.32		$8.55

Total investment return (b)	2.38%		10.59%		(3.46%)		(1.66%)		1.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.88%		1.47%		1.23%		1.00%		0.99	%(c)

Net expenses (d)	1.90%		1.96%		2.08%		2.05%		1.98	%(e)

Expenses (before waiver/reimbursement) (d)	2.02%		2.10%		2.19%		2.05%		1.99%

Portfolio turnover rate	89	%(f)	124	%(f)	58	% (g)	20	% (g)	41	%(g)

Net assets at end of year (in 000’s)	$8,708		$14,152		$7,612		$9,472		$19,338

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

26	MainStay MacKay U.S. Infrastructure Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020		2019		2018		2017		2016

Net asset value at beginning of year	$8.73		$8.02		$8.42		$8.64		$8.59

Net investment income (loss) (a)	0.17		0.24		0.21		0.20		0.19

Net realized and unrealized gain (loss) on investments	0.16		0.71		(0.40)		(0.22)		0.05

Total from investment operations	0.33		0.95		(0.19)		(0.02)		0.24

Less distributions:

From net investment income	(0.19)		(0.24)		(0.21)		(0.20)		(0.19)

Return of capital	—		(0.00	)‡	—		—		—

Total distributions	(0.19)		(0.24)		(0.21)		(0.20)		(0.19)

Net asset value at end of year	$8.87		$8.73		$8.02		$8.42		$8.64

Total investment return (b)	3.78%		11.95%		(2.26%)		(0.23%)		2.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.97%		2.64%		2.56%		2.33%		2.16	%(c)

Net expenses (d)	0.60%		0.60%		0.75%		0.75%		0.73	%(e)

Expenses (before waiver/reimbursement) (d)	0.72%		0.74%		0.79%		0.75%		0.74%

Portfolio turnover rate	89	%(f)	124	%(f)	58	% (g)	20	% (g)	41	%(g)

Net assets at end of year (in 000’s)	$292,000		$177,305		$5,003		$6,926		$14,061

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.74%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

Class R6	November 1, 2019^ through October 31, 2020

Net asset value at beginning of period*	$8.72

Net investment income (loss) (a)	0.19

Net realized and unrealized gain (loss) on investments	0.15

Total from investment operations	0.34

Less distributions:

From net investment income	(0.19)

Net asset value at end of period	$8.87

Total investment return (b)	3.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.16%

Net expenses (c)	0.53%

Expenses (before waiver/reimbursement) (c)	0.58%

Portfolio turnover rate (d)	89%

Net assets at end of period (in 000’s)	$83,204

^	Inception date.
*	Based on the net asset value of Class I as of November 1, 2019.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay U.S. Infrastructure Bond Fund (formerly known as MainStay MacKay Infrastructure Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on November 1, 2019. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via tele-

28	MainStay MacKay U.S. Infrastructure Bond Fund

conference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020, were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker(s)

29

Notes to Financial Statements (continued)

selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not

30	MainStay MacKay U.S. Infrastructure Bond Fund

included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. During the year ended October 31, 2020, the Fund did not enter into dollar roll transactions.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2020, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

31

Notes to Financial Statements (continued)

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund did not have any portfolio securities on loan.

(L)  Government, Infrastructure Investment and Municipal Bond Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.

Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.

Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value, and/or the distributions paid by the Fund.

(M)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related

32	MainStay MacKay U.S. Infrastructure Bond Fund

investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives

	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$227,901	$227,901

Total Fair Value	$227,901	$227,901

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Interest Rate Contracts Risk	Total

Futures Contracts	$(5,378,722)	$(5,378,722)

Total Net Realized Gain (Loss)	$(5,378,722)	$(5,378,722)

Net Change in Unrealized Appreciation (Depreciation) from:

	Interest Rate Contracts Risk	Total

Futures Contracts	$(111,302)	$(111,302)

Total Net Change in Unrealized Appreciation (Depreciation)	$(111,302)	$(111,302)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(48,084,375)	$(48,084,375)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentage of the Fund’s average daily net assets: Class A, 0.85% and Class R6, 0.53%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/ reimbursement to Investor Class, Class B, Class C and Class I shares. This

33

Notes to Financial Statements (continued)

agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $2,262,345 and waived fees and/or reimbursed expenses in the amount of $469,112 and paid the Subadvisor in the amount of $892,171.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $6,477 and $1,784, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class B shares during the year ended October 31, 2020, of $5,510 and $1,398, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$136,027	$—
Investor Class	89,319	—
Class B	10,016	—
Class C	45,190	—
Class I	279,899	—
Class R6	5,421	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$25,953	0.0%‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$477,938,851	$14,271,256	$(2,101,541)	$12,169,715

34	MainStay MacKay U.S. Infrastructure Bond Fund

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$6,727,422	$ —	$(168,406)	$12,102,014	$18,661,030

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable and cumulative bond amortization adjustments.

The Fund utilized $886,685 of capital loss carryforwards during the year ended October 31, 2020.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$9,004,499	$3,536,690
Return of Capital	—	22,317
Total	$9,004,499	$3,559,007

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrow-

ings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of U.S. government securities were $0 and $2,082, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $572,576 and $373,411, respectively.

The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2020, such purchases were $3,871.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,581,160	$31,130,263
Shares issued to shareholders in reinvestment of distributions	188,669	1,645,048
Shares redeemed	(1,957,726)	(16,997,883)

Net increase (decrease) in shares outstanding before conversion	1,812,103	15,777,428
Shares converted into Class A (See Note 1)	217,000	1,885,861
Shares converted from Class A (See Note 1)	(11,740)	(99,177)

Net increase (decrease)	2,017,363	$17,564,112

Year ended October 31, 2019:
Shares sold	2,483,034	$21,267,086
Shares issued to shareholders in reinvestment of distributions	198,336	1,655,770
Shares redeemed	(1,723,515)	(14,417,422)

Net increase (decrease) in shares outstanding before conversion	957,855	8,505,434
Shares converted into Class A (See Note 1)	264,044	2,211,330
Shares converted from Class A (See Note 1)	(44,428)	(372,608)

Net increase (decrease)	1,177,471	$10,344,156

35

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	149,694	$1,311,706
Shares issued to shareholders in reinvestment of distributions	35,776	313,146
Shares redeemed	(225,826)	(1,968,500)

Net increase (decrease) in shares outstanding before conversion	(40,356)	(343,648)
Shares converted into Investor Class (See Note 1)	56,369	495,075
Shares converted from Investor Class (See Note 1)	(171,249)	(1,493,289)

Net increase (decrease)	(155,236)	$(1,341,862)

Year ended October 31, 2019:
Shares sold	330,191	$2,828,870
Shares issued to shareholders in reinvestment of distributions	53,195	445,473
Shares redeemed	(541,415)	(4,576,168)

Net increase (decrease) in shares outstanding before conversion	(158,029)	(1,301,825)
Shares converted into Investor Class (See Note 1)	106,250	884,152
Shares converted from Investor Class (See Note 1)	(220,504)	(1,863,200)

Net increase (decrease)	(272,283)	$(2,280,873)

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	15,226	$128,529
Shares issued to shareholders in reinvestment of distributions	2,122	18,468
Shares redeemed	(48,244)	(417,353)

Net increase (decrease) in shares outstanding before conversion	(30,896)	(270,356)
Shares converted from Class B (See Note 1)	(55,577)	(487,410)

Net increase (decrease)	(86,473)	$(757,766)

Year ended October 31, 2019:
Shares sold	131,792	$1,127,557
Shares issued to shareholders in reinvestment of distributions	4,588	38,174
Shares redeemed	(186,750)	(1,576,294)

Net increase (decrease) in shares outstanding before conversion	(50,370)	(410,563)
Shares converted from Class B (See Note 1)	(52,599)	(436,179)

Net increase (decrease)	(102,969)	$(846,742)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,153,768	$10,234,702
Shares issued to shareholders in reinvestment of distributions	9,972	86,769
Shares redeemed	(1,786,435)	(15,500,354)

Net increase (decrease) in shares outstanding before conversion	(622,695)	(5,178,883)
Shares converted from Class C (See Note 1)	(22,622)	(197,934)

Net increase (decrease)	(645,317)	$(5,376,817)

Year ended October 31, 2019:
Shares sold	1,317,967	$10,719,427
Shares issued to shareholders in reinvestment of distributions	22,738	189,819
Shares redeemed	(609,489)	(5,041,814)

Net increase (decrease) in shares outstanding before conversion	731,216	5,867,432
Shares converted from Class C (See Note 1)	(52,338)	(423,495)

Net increase (decrease)	678,878	$5,443,937

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	36,185,559	$318,007,846
Shares issued to shareholders in reinvestment of distributions	418,535	3,695,502
Shares redeemed	(12,947,404)	(114,102,580)

Net increase in shares outstanding before conversion	23,656,690	207,600,768
Shares converted from Class I (See Note 1)	(11,026,106)	(96,147,647)

Net increase (decrease)	12,630,584	$111,453,121

Year ended October 31, 2019:
Shares sold	21,884,723	$190,717,129
Shares issued to shareholders in reinvestment of distributions	120,425	1,049,287
Shares redeemed	(2,326,238)	(20,051,137)

Net increase (decrease)	19,678,910	$171,715,279

Class R6	Shares	Amount

Year ended October 31, 2020 (a):
Shares sold	16,784,819	$145,385,903
Shares issued to shareholders in reinvestment of distributions	256,439	2,258,429
Shares redeemed	(18,678,194)	(167,804,554)

Net increase (decrease) in shares outstanding before conversion	(1,636,936)	(20,160,222)
Shares converted into Class R6 (See Note 1)	11,026,106	96,147,647
Shares converted from Class R6 (See Note 1)	(11,566)	(103,126)

Net increase (decrease)	9,377,604	$75,884,299

(a)	The inception date of the class was November 1, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement

36	MainStay MacKay U.S. Infrastructure Bond Fund

(“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions,

closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

37

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay U.S. Infrastructure Bond Fund (formerly, MainStay MacKay Infrastructure Bond Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

38	MainStay MacKay U.S. Infrastructure Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

39

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

40	MainStay MacKay U.S. Infrastructure Bond Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

41

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay MacKay U.S. Infrastructure Bond Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716016 MS203-20	MSINF11-12/20 (NYLIM) NL211

MainStay MAP Equity Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/9/1999	–3.93 1.66%	7.24 8.46%	9.22 9.84%	1.11 1.11%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.22 1.35	7.01 8.22	9.00 9.62	1.38 1.38
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/9/1999	–4.04 0.57	7.15 7.41	8.80 8.80	2.13 2.13
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/9/1999	–0.33 0.60	7.42 7.42	8.80 8.80	2.13 2.13
Class I Shares	No Sales Charge		1/21/1971	1.92	8.74	10.11	0.86
Class R1 Shares	No Sales Charge		1/2/2004	1.82	8.63	10.00	0.96
Class R2 Shares	No Sales Charge		1/2/2004	1.57	8.35	9.72	1.21
Class R3 Shares	No Sales Charge		4/28/2006	1.29	8.08	9.45	1.46

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, if any, please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 3000® Index[5]	10.15%	11.48%	12.80%
S&P 500® Index[6]	9.71	11.71	13.01
Morningstar Large Blend Category Average[7]	6.30	9.64	11.28

5.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,142.00	$5.92	$1,019.61	$5.58	1.10%

Investor Class Shares	$1,000.00	$1,140.40	$7.53	$1,018.10	$7.10	1.40%

Class B Shares	$1,000.00	$1,136.10	$11.54	$1,014.33	$10.89	2.15%

Class C Shares	$1,000.00	$1,136.10	$11.54	$1,014.33	$10.89	2.15%

Class I Shares	$1,000.00	$1,143.70	$4.58	$1,020.86	$4.32	0.85%

Class R1 Shares	$1,000.00	$1,142.90	$5.17	$1,020.31	$4.88	0.96%

Class R2 Shares	$1,000.00	$1,141.60	$6.46	$1,019.10	$6.09	1.20%

Class R3 Shares	$1,000.00	$1,140.10	$7.80	$1,017.85	$7.35	1.45%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2020 (Unaudited)

Software	10.1%

Interactive Media & Services	9.9

Technology Hardware, Storage & Peripherals	7.2

Media	6.1

IT Services	5.2

Banks	5.0

Specialty Retail	3.9

Entertainment	3.4

Insurance	3.4

Semiconductors & Semiconductor Equipment	3.2

Road & Rail	3.0

Aerospace & Defense	2.9

Health Care Equipment & Supplies	2.9

Health Care Providers & Services	2.8

Capital Markets	2.7

Pharmaceuticals	2.3

Life Sciences Tools & Services	2.1

Oil, Gas & Consumable Fuels	1.6

Food & Staples Retailing	1.4

Internet & Direct Marketing Retail	1.4

Beverages	1.3

Hotels, Restaurants & Leisure	1.3

Biotechnology	1.2

Chemicals	1.1

Consumer Finance	1.1

Diversified Financial Services	1.1%

Diversified Telecommunication Services	1.1

Electrical Equipment	1.1

Food Products	1.1

Multiline Retail	1.1

Industrial Conglomerates	0.8

Machinery	0.7

Electronic Equipment, Instruments & Components	0.6

Wireless Telecommunication Services	0.6

Communications Equipment	0.5

Construction & Engineering	0.5

Household Durables	0.5

Thrifts & Mortgage Finance	0.5

Air Freight & Logistics	0.4

Real Estate Management & Development	0.4

Tobacco	0.4

Construction Materials	0.3

Household Products	0.3

Professional Services	0.3

Building Products	0.2

Energy Equipment & Services	0.1

Short-Term Investment	0.8

Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 14 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Alphabet, Inc.

4.	PayPal Holdings, Inc.

5.	Facebook, Inc.
6.	Liberty Media Corp-Liberty SiriusXM

7.	Bank of America Corp.

8.	Liberty Broadband Corp.

9.	Union Pacific Corp.

10.	Walt Disney Co.

8	MainStay MAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Christopher Mullarkey and James Mulvey of Markston International LLC (“Markston”), a Subadvisor to the Fund; and portfolio managers William W. Priest, CFA, Michael A. Welhoelter, CFA, David N. Pearl and Justin Howell of Epoch Investment Partners, Inc. (“Epoch”), a Subadvisor to the Fund.

How did MainStay MAP Equity Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MAP Equity Fund returned 1.92%, underperforming the 10.15% return of the Fund’s primary benchmark, the Russell 3000® Index, and the 9.71% return of the S&P 500® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares underperformed the 6.30% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Markston

As the COVID-19 virus spread around the globe, the initial shock caused businesses to shut down and people to shelter at home. This led to a huge spike in unemployment and severely reduced consumer spending. U.S. equities suffered a sharp pullback in March as the uncertainty of the pandemic eroded business confidence. However, the economy and the stock market started to recover in the wake of massive monetary and fiscal stimulus as companies learned to grapple with the “new normal” by leaning into remote working and as shelter-in-place orders were largely removed.

During the reporting period, the Markston portion of the Fund held relatively overweight exposure to the financials and industrials sectors, which weighed on performance relative to the Russell 3000® Index. A steep decline in interest rates, lower lending activity and broad economic weakness hurt financial services companies. In addition, aircraft maker Boeing, a sizeable Fund holding, underperformed due to the ongoing grounding of the company’s 737 MAX aircraft combined with steep declines in global air travel. Relative performance also suffered due to lagging returns from the Fund’s consumer discretionary and health care holdings.

Epoch

During the reporting period, the Epoch portion of the Fund underperformed the Russell 3000® Index largely due to disappointing security selection in the consumer discretionary, industrials and real estate sectors. The strong performance of a few companies that constituted a large percentage of the Index, but were not held in the Fund, further detracted from relative returns.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

Markston

The pandemic caused the U.S. unemployment rate to approach Depression-era levels, as much of the global economy shut down amid shelter-in-place orders during the spring of 2020. The sudden and unprecedented drop in supply and demand exposed a lack of liquidity within the Repo (repurchase agreement) market. In turn, congestion in the debt markets quickly led to a steep correction in U.S. equity markets. However, as the reporting period progressed, equities recovered most of their losses as the transition to remote work proved successful, businesses reopened and e-commerce accelerated with a return of consumer confidence.

Epoch

Equity markets and, by extension, Fund performance were strongly influenced during the reporting period by widespread pandemic-related economic impacts. However, the Fund’s liquidity was not affected by these conditions.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Markston

The strongest positive sector contributions to the relative performance in the Markston portion of the Fund came from health care, energy and financials. (Contributions take weightings and total returns into account.) Notable detractors from relative performance included investments in the consumer discretionary, information technology and industrials sectors.

Epoch

In the Epoch portion of the Fund, the health care, energy and financials sectors generated the strongest positive contributions to relative performance during the reporting period, while the consumer discretionary, information technology and industrials sectors detracted most significantly.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston

The stocks that made the strongest positive contributions to absolute performance in the Markston portion of the Fund included consumer technology company Apple; software giant Microsoft; and financial technology company PayPal.

During the reporting period, Apple saw tremendous growth of its high-margin services business and increased its paid subscription target for services users from 500 million to 600 million by the end of 2020. We expect growth of the

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

company’s services areas to outpace that of its products divisions going forward as smartphone sales continue to mature. The increasing size of services helps boost margins while also supporting Apple’s valuation with more recurring revenue. While the pandemic caused some volatility in the company’s supply chain, hardware sales proved resilient, with Mac and iPad showing their strongest growth in years, driven by remote work and learning. We believe the company may also be on the cusp of an iPhone “super cycle” as it launches its long-awaited 5G-enabled phones. Apple ended the reporting period with $81 billion in net cash as it gradually targets a cash-neutral balance sheet.

Microsoft continued to generate impressive results during the reporting period, posting consistent double-digit revenue growth. Cloud remains a key driver, with Microsoft Azure, the company’s cloud computing service, growing rapidly. With remote work becoming a long-term persistent trend, Windows 10 monthly active devices grew by double digits. Microsoft Teams, the company’s proprietary business communications platform, grew to 115 million daily active users and engagement remains high. While Microsoft appears to be fairly valued as of October 31, 2020, we believe it is likely to continue to have visible, steady double-digit revenue growth as it remains well positioned to benefit from secular tailwinds. The cloud business is still in its early growth phase and margins continue to expand. At the same time, the more mature parts of Microsoft’s business generate meaningful free cash flow that is being returned to shareholders through buybacks and dividends, while also being reinvested into the company’s growth businesses.

PayPal, which facilitates online and offline commerce, continued to report robust growth in new active accounts and transaction volume. Despite the pandemic’s negative impact on the wider economy, during the reporting period PayPal experienced several years’ worth of growth, with many people coming into the digital payments system for the first time. Even with in-person spending, the company saw an acceleration of prepaying with PayPal. Recent surveys suggest e-commerce behavior is likely to remain more widespread after the pandemic recedes. With so many secular tailwinds, we believe that PayPal will eventually be able to reach its lofty target of 1 billion users, three times the current number. In our opinion, PayPal is well positioned for the accelerating move to e-commerce despite prevailing economic weakness.

Holdings that detracted most from absolute performance in the Markston portion of the Fund included shares in aircraft maker Boeing and commercial aerospace & defense company Raytheon Technologies.

As mentioned earlier, Boeing underperformed due to the ongoing 737 MAX grounding combined with severe pandemic-related declines in air travel demand. The magnitude of stress in the airline industry has been unprecedented and will likely weigh on demand for new planes until the COVID-19 virus is controlled. IATA (International Air Transport Association) has released some telling data on the stress in the system; IATA expects the industry to burn through $77 billion in cash during the second half of 2020. This corresponds to $13 billion per month, which is lower than the rate of $17 billion per month in the second quarter of 2020, but still worrisome. We expect a slow recovery in air travel to extend into 2021, resulting in the airline industry burning through cash, but at a lower rate. We continue to monitor the position in Boeing as the company and its new management team has to re-earn trust after a number of mistakes. The industry’s full recovery to pre-pandemic levels will probably take several years, requiring airlines to make purchase decisions years ahead to secure limited supply. If travel starts to recover and the industry begins to normalize, well-capitalized airlines will look to make forward purchases of aircraft to secure the ability to meet demand.

Raytheon Technologies was formed from an April 2020 merger of United Technologies’ aerospace business with defense-contractor Raytheon. The merger combined United Technologies’ leadership positions in aerospace systems and jet engines with Raytheon’s strong standing in missile systems and defense electronics. The combined firm underperformed due to its exposure to the commercial aviation industry, which faced an unprecedented drop in air-travel demand. In response, the company took immediate action to reduce costs by $2 billion, and is undertaking $4 billion of longer-term initiatives to boost cash, including reductions in capital and discretionary spending. Moreover, legacy Raytheon’s consistently strong cash flows and solid balance sheet should help Raytheon Technologies ride out the pandemic. The defense side of the firm, which is responsible for more than half of all sales, should see minimal impact from the pandemic as it has little exposure to macroeconomic conditions, but instead is leveraged to the relative stability of domestic and foreign defense budgets.

Epoch

Systems software developer Microsoft made the strongest positive contribution to absolute performance in the Epoch portion of the Fund, with shares driven higher by rising revenues and net income. Much of the growth came from Microsoft’s Azure cloud computing business, which scored a high-profile win from the U.S. Department of Defense for the Joint Enterprise Defense Infrastructure (“JEDI”) cloud contract, worth up to $10 billion over a decade. Additionally, rival Salesforce said it would tap Azure to run its marketing cloud service. We believe Microsoft is successfully transitioning its customers to the cloud and is also moving to more of a recurring revenue model with Office 365. In our opinion, the cloud computing opportunity is vast and the company is investing appropriately to capture their fair share of this growth.

10	MainStay MAP Equity Fund

Social media company Facebook, another leading contributor to the Epoch portion of the Fund’s absolute performance, reported better-than-expected first quarter 2020 revenue, up strongly from the company’s year-earlier revenues. The company also counted growing numbers of monthly users across its family of apps. While it saw a steep decline in ad revenue in March due to the coronavirus pandemic, investors were buoyed by the fact that revenues began to stabilize by the first few weeks of April, injecting optimism into the stock. As of October 31, 2020, Facebook remains one of the world’s most profitable companies, and has made significant investments toward transitioning its monetization strategy on both the Facebook and Instagram platforms. The company is focused on increasing its average revenue per user. Fueling this growth has been advertising revenue as Facebook continues to find new ways of increasing ad space within its platforms without diluting the end user experience. In our opinion, the current valuation does not reflect the company’s eventual return to double-digit growth.

One of the most prominent detractors from the absolute performance of the Epoch portion of the Fund was aircraft maker Boeing. The company’s stock came under pressure due to the grounding of the company’s 737 MAX aircraft, and more recently the perceived fear that a decline in air travel due to the COVID-19 pandemic may lead to new-plane order cancellations. The outlook for the commercial air travel industry grew worse during the reporting period, with forecasts for the return of air service and customers en mass increasingly extended, a trend that will likely have a large and adverse impact on the financial health of the airline companies and Boeing. We took particular note of United Airlines’ decision on May 9, 2020, to abandon its effort to raise $2.25 billion in the bond market. The proposed bond offering—backed by a pool of 360 aircraft owned by United (representing 40 percent of its fleet)—was designed to repay a loan the airline secured from a group of banks in early March, when the pandemic was taking hold outside China. Sources familiar with the deal said that the interest rate demanded by investors proved to be too high for the company. That event helped inform our decision to sell the shares in Boeing held by the Epoch portion of the Fund.

Another prominent detractor from the absolute performance of the Epoch portion of the Fund was real estate investment trust (“REIT”) Ventas. Ventas is one of the largest owners and operators of nursing homes and assisted living facilities. Prior to the pandemic, Ventas’ shares had come under pressure due to a temporary increase in supply in its senior housing business due to new construction. With the advent of the pandemic, investors grew concerned that senior housing was among the most vulnerable real estate sectors because so many senior-housing residents are in their 70s and 80s, a high-risk demographic. With a net decline in occupancy likely and supply dynamics not expected to improve in 2020, we opted to sell the Ventas shares held in the Epoch portion of the Fund in March.

What were some of the Fund’s largest purchases and sales during the reporting period?

Markston

The largest purchase in the Markston portion of the Fund during the reporting period was a new position in Booking Holdings, a leading online travel company that operates the popular Booking.com website. The travel industry’s pandemic-induced sell-off allowed the Fund to invest in the company at a substantial discount to our estimate of intrinsic value. Although the travel industry experienced an unprecedented drop in demand, we believe Booking Holdings is the best positioned company in the space to weather the crisis due to its dominant position in the European lodging market. This crucial market has roughly 75% of its hotels run as independents. Unlike branded chains such as Marriott and Hilton, these independent hotels lack their own marketing teams and therefore rely more heavily on online travel agencies to fill rooms These independents are willing to pay relatively high commission rates. Booking Holdings maintains the best balance sheet of leading travel companies, and can be solvent with virtually no revenue well into 2021. While corporate travel is likely to be structurally challenged longer term, we expect leisure travel to fully recover, and for Booking to get most of its revenue from that source. In the meantime, we believe that the company is well positioned to benefit as travel gradually returns.

The Markston portion of the Fund also increased its positions in bank Wells Fargo and multi-line insurer American International Group (“AIG”) amid the pandemic-related macroeconomic uncertainty. In the former case, although Wells Fargo continues to face a number of challenges, we remain constructive on the company. Our outlook is predicated on a meaningful increase in earnings power and profitability in coming years as the company’s capital base is optimized, its cost structure is right-sized and the asset cap imposed on the company by the U.S. Federal Reserve is eventually lifted, allowing revenues to grow. In the latter case, we judged AIG shares to be selling at a discount to our estimate of tangible book value. AIG recently announced that it intends to separate its life and retirement (L&R) business from its general insurance (P&C) business. In recent years, the P&C side of the business has been strong, while L&R has been a drag on results.

The largest sales by the Markston portion of the Fund were shares of consumer electronics maker Apple; systems software developer Microsoft; and institutional asset management firm State Street. We slightly reduced the Fund’s Apple and Microsoft positions in order to meet redemptions and manage portfolio concentration risk. The Markston portion of the Fund eliminated its full position in State Street, using the proceeds to

11

buy shares of Wells Fargo, described above. State Street had been losing share in its crucial electronic funds transfer business and, in our opinion, is not as well positioned to manage low rates as Wells Fargo.

Epoch

During the reporting period, the largest purchases in the Epoch portion of the Fund were in shares of semiconductor equipment manufacturer Lam Research and defense contractor Northrop Grumman.

Lam Research is focused on the etch, deposition, and clean markets, which are key steps in the semiconductor manufacturing process, especially for 3D NAND flash storage, advanced DRAM and leading-edge logic/foundry chipmakers. The company’s flagship Kiyo, Vector and Sabre products are sold in all major geographies to key customers such as Samsung Electronics and Taiwan Semiconductor Manufacturing. Lam’s leadership position creates scale advantages that fuel research and development spending. The company’s large installed base creates stickiness and offers Lam an intimate look into problems faced by chipmakers, providing valuable information it can use to implement solutions and additional capabilities in future tools. Chipmakers have endured significant challenges in terms of cost and complexity. Equipment providers are vital to making the pursuit more economical via advanced chip manufacturing tools. Lam has benefited from the sharp rise in etch, deposition and clean steps required as a result of major inflections—including FinFET and planar to 3D NAND—that feature multiple patterning and vertical layers well suited to Lam’s advanced etch and deposition offerings. Consequently, we believe Lam is poised to grow faster than the overall equipment industry, capturing a larger share of the market with technically superior tools.

Northrop Grumman is diversified across short-cycle and long-cycle businesses. The firm’s segments include aeronautics, mission systems, defense services and space systems. The company’s aerospace segment creates the fuselage for the massive F-35 program and produces various piloted and autonomous flight systems. Mission systems creates a variety of sensors and processors for defense hardware. The defense systems segment manufactures long-range missiles and provides defense information technology services. Finally, the company’s space systems segment produces various space structures, sensors and satellites. After a substantial boom in defense spending over 2018-19 to modernize the military, we’re expecting a slowdown in defense budget growth to inflationary levels. However, we believe that defense prime contractors will continue to see business growth because of the 2018 National Defense Strategy’s focus toward defending against great powers conflicts. The three biggest stock-specific growth opportunities we see for Northrop are the Ground Based

Strategic Deterrent, the further militarization of space and the development of the B-21 bomber. Regulated margins, mature markets, customer-paid research and development, and long-term revenue visibility allow defense prime contractors to deliver a lot of cash to shareholders, which we view positively. In our opinion, the growth and stability in the company’s forward cash flows is undervalued.

During the reporting period, the Epoch portion of the Fund sold its position in semiconductor equipment maker Applied Materials for several reasons. The company reported second quarter 2020 revenue and profit growth that fell short of expectations. Although the company’s display business had been posting record growth levels for several years, we believe that growth rate could slow, due partly to lower demand growth for consumer electronics products such as TVs and smartphones, and partly to the current trade tensions between the U.S. and China. One of the key drivers of this projected decline in growth has been the weakness in the TV space, with delays in some major TV factory projects pushing equipment demand into 2021. We believe there could be some pressure in the market for advanced OLED digital displays as well. Although OLED investments and production are expected to pick up in 2021 compared to 2020, it appears that Applied’s OLED production equipment is falling behind the technology sold by its rivals in the backplane and encapsulation space, resulting in some market share losses. With the stock price up over 40% since the low point reached in mid-March, we opted to sell the Epoch portion of the Fund’s holdings and reinvested the proceeds into Lam Research, described above.

Another major sale involved holdings in pharmaceutical developer Pfizer after the company reported a major clinical failure in its adjuvant breast cancer study seeking to combine Pallas with cancer drug Ibrance. Although Pfizer’s management team reiterated its expectation for 6% revenue growth through 2025 (based on the strength of its overall portfolio), in our opinion, the trial failure increased the risk embedded in the company’s revenue forecast. With the shares having recovered by over 25% since the low point reached on March 23, we opted to sell the position.

How did the Fund’s sector weightings change during the reporting period?

Markston

During the reporting period, the most significant sector weightings increases in the Markston portion of the Fund were in information technology, followed by communication services and consumer discretionary. Over the same period, the Markston portion of the Fund decreased its sector exposures to financials, industrials and health care.

12	MainStay MAP Equity Fund

Epoch

The Epoch portion of the Fund increased its sector weightings to information technology and consumer staples. Over the same period, the Epoch portion of the Fund decreased sector allocations to industrials and financials.

How was the Fund positioned at the end of the reporting period?

Markston

As of October 31, 2020, the Markston portion of the Fund held its most overweight exposure relative to the Russell 3000® Index in shares of Apple, Alphabet (the parent company of Internet advertising leader Google) and PayPal. As of the same date, the Markston portion of the Fund held no exposure to the real estate or utilities sectors, and no exposure to online retailer Amazon.com, all of which represent significant benchmark weights.

Epoch

As of October 31, 2020, the largest overweight sector positions relative to the Russell 3000® Index in the Epoch portion of the Fund were in communication services and financials. As of the same date, the Epoch portion of the Fund held its most underweight benchmark-relative exposures to information technology and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

13

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 99.1%†
Aerospace & Defense 2.9%
Boeing Co.	69,383	$10,018,211
Northrop Grumman Corp.	13,008	3,769,979
Raytheon Technologies Corp.	233,008	12,656,994

		26,445,184

Air Freight & Logistics 0.4%
XPO Logistics, Inc. (a)	35,495	3,194,550

Banks 5.0%
Bank of America Corp.	741,036	17,562,553
Bank OZK	147,659	3,658,990
Citigroup, Inc.	86,035	3,563,570
Citizens Financial Group, Inc.	75,211	2,049,500
JPMorgan Chase & Co.	96,575	9,468,213
U.S. Bancorp	96,343	3,752,560
Wells Fargo & Co.	249,901	5,360,376

		45,415,762

Beverages 1.3%
Coca-Cola Co.	45,817	2,201,965
PepsiCo., Inc.	69,699	9,290,180

		11,492,145

Biotechnology 1.2%
AbbVie, Inc.	87,149	7,416,380
Alexion Pharmaceuticals, Inc. (a)	28,050	3,229,677

		10,646,057

Building Products 0.2%
Carrier Global Corp.	52,752	1,761,389

Capital Markets 2.7%
Bank of New York Mellon Corp.	61,577	2,115,786
Goldman Sachs Group, Inc.	36,638	6,926,048
KKR & Co., Inc.	118,074	4,032,227
Morgan Stanley	236,898	11,406,638

		24,480,699

Chemicals 1.1%
Dow, Inc.	51,700	2,351,833
DuPont de Nemours, Inc.	53,527	3,044,616
Linde PLC	18,649	4,109,120

		9,505,569

Communications Equipment 0.5%
Arista Networks, Inc. (a)	21,028	4,392,749

Construction & Engineering 0.5%
Jacobs Engineering Group, Inc.	49,653	4,717,035

Construction Materials 0.3%
Martin Marietta Materials, Inc.	11,511	3,065,955

	Shares	Value
Consumer Finance 1.1%
American Express Co.	89,526	$8,168,352
Discover Financial Services	34,200	2,223,342

		10,391,694

Diversified Financial Services 1.1%
Berkshire Hathaway, Inc., Class B (a)	34,132	6,891,251
Equitable Holdings, Inc.	159,286	3,423,056

		10,314,307

Diversified Telecommunication Services 1.1%
AT&T, Inc.	291,049	7,864,144
GCI Liberty, Inc., Class A (a)	21,455	1,742,790

		9,606,934

Electrical Equipment 1.1%
AMETEK, Inc.	43,169	4,239,196
Rockwell Automation, Inc.	25,086	5,948,392

		10,187,588

Electronic Equipment, Instruments & Components 0.6%
TE Connectivity, Ltd.	59,361	5,750,894

Energy Equipment & Services 0.1%
Schlumberger N.V.	59,316	886,181

Entertainment 3.4%
Electronic Arts, Inc. (a)	45,050	5,398,341
Liberty Media Corp-Liberty Formula One, Class C (a)	53,385	1,928,800
Madison Square Garden Entertainment Corp. (a)	36,793	2,391,545
Madison Square Garden Sports Corp. (a)	36,793	5,211,361
Walt Disney Co.	129,999	15,762,379

		30,692,426

Food & Staples Retailing 1.4%
Performance Food Group Co. (a)	89,140	2,995,995
Walgreens Boots Alliance, Inc.	86,794	2,954,468
Walmart, Inc.	46,508	6,452,985

		12,403,448

Food Products 1.1%
Lamb Weston Holdings, Inc.	46,623	2,958,229
McCormick & Co., Inc.	24,136	4,356,790
Mondelez International, Inc., Class A	53,391	2,836,130

		10,151,149

Health Care Equipment & Supplies 2.9%
Abbott Laboratories	48,017	5,047,067
Danaher Corp.	36,607	8,402,771
Medtronic PLC	131,154	13,190,157

		26,639,995

14	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 2.8%
Centene Corp. (a)	94,589	$5,590,210
CVS Health Corp.	222,164	12,461,179
UnitedHealth Group, Inc.	22,908	6,990,147

		25,041,536

Hotels, Restaurants & Leisure 1.3%
Marriott International, Inc., Class A	22,550	2,094,444
McDonald’s Corp.	23,205	4,942,665
Restaurant Brands International, Inc.	70,721	3,677,492
Vail Resorts, Inc.	6,101	1,415,676

		12,130,277

Household Durables 0.5%
NVR, Inc. (a)	1,036	4,095,401

Household Products 0.3%
Procter & Gamble Co.	20,874	2,861,825

Industrial Conglomerates 0.8%
Honeywell International, Inc.	45,617	7,524,524

Insurance 3.4%
American International Group, Inc.	328,895	10,356,903
Chubb, Ltd.	27,936	3,629,166
MetLife, Inc.	138,433	5,239,689
Travelers Cos., Inc.	71,100	8,582,481
Willis Towers Watson PLC	16,653	3,038,840

		30,847,079

Interactive Media & Services 9.9%
Alphabet, Inc. (a)
Class A	9,298	15,026,591
Class C	26,486	42,934,071
Facebook, Inc., Class A (a)	105,212	27,682,329
Tencent Holdings, Ltd., ADR	54,231	4,139,995

		89,782,986

Internet & Direct Marketing Retail 1.4%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	11,285	3,438,427
Booking Holdings, Inc. (a)	2,347	3,808,007
eBay, Inc.	83,641	3,983,821
Trip.com Group, Ltd., ADR (a)	38,990	1,121,352

		12,351,607

IT Services 5.2%
Automatic Data Processing, Inc.	25,600	4,043,776
PayPal Holdings, Inc. (a)	173,449	32,284,062
Visa, Inc., Class A	59,495	10,810,837

		47,138,675

Life Sciences Tools & Services 2.1%
Agilent Technologies, Inc.	65,042	6,640,138

	Shares	Value
Life Sciences Tools & Services (continued)
Charles River Laboratories International, Inc. (a)	27,168	$6,186,154
Thermo Fisher Scientific, Inc.	12,893	6,099,936

		18,926,228

Machinery 0.7%
Caterpillar, Inc.	13,558	2,129,284
Middleby Corp. (a)	29,201	2,906,668
Otis Worldwide Corp.	18,148	1,112,109

		6,148,061

Media 6.1%
Comcast Corp., Class A	310,596	13,119,575
Fox Corp., Class A	84,543	2,242,081
Liberty Broadband Corp. (a)
Class A	16,626	2,336,784
Class C	97,998	13,887,297
Liberty Media Corp-Liberty SiriusXM (a)
Class A	221,067	7,642,286
Class C	379,692	13,137,343
Nexstar Media Group, Inc., Class A	40,483	3,335,799

		55,701,165

Multiline Retail 1.1%
Dollar General Corp.	19,838	4,140,389
Dollar Tree, Inc. (a)	65,502	5,916,141

		10,056,530

Oil, Gas & Consumable Fuels 1.6%
ConocoPhillips	54,735	1,566,516
Enbridge, Inc.	116,560	3,212,394
EOG Resources, Inc.	14,518	497,096
Marathon Petroleum Corp.	123,847	3,653,486
Phillips 66	43,873	2,047,114
Texas Pacific Land Trust (b)	5,564	2,506,081
Williams Cos., Inc.	73,662	1,413,574

		14,896,261

Pharmaceuticals 2.3%
Bristol-Myers Squibb Co.	35,213	2,058,200
Johnson & Johnson	37,159	5,094,870
Merck & Co., Inc.	128,873	9,692,539
Pfizer, Inc.	115,657	4,103,510

		20,949,119

Professional Services 0.3%
Insperity, Inc.	39,831	3,050,258

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	31,197	3,520,893

Road & Rail 3.0%
CSX Corp.	86,541	6,831,546
Norfolk Southern Corp.	19,033	3,980,181

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Road & Rail (continued)
Union Pacific Corp.	90,525	$16,040,125

		26,851,852

Semiconductors & Semiconductor Equipment 3.2%
Broadcom, Inc.	24,251	8,478,877
Intel Corp.	31,286	1,385,344
Lam Research Corp.	16,730	5,722,998
Micron Technology, Inc. (a)	108,864	5,480,214
Texas Instruments, Inc.	14,876	2,150,921
Universal Display Corp.	31,312	6,209,483

		29,427,837

Software 10.1%
Aspen Technology, Inc. (a)	36,607	4,019,815
Dropbox, Inc., Class A (a)	202,341	3,694,746
Microsoft Corp.	360,940	73,079,522
Oracle Corp.	195,371	10,962,267

		91,756,350

Specialty Retail 3.9%
CarMax, Inc. (a)	33,115	2,862,460
Home Depot, Inc.	58,157	15,511,054
Lowe’s Cos., Inc.	78,150	12,355,515
TJX Cos., Inc.	92,978	4,723,282

		35,452,311

Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc.	603,325	65,677,960

Thrifts & Mortgage Finance 0.5%
Axos Financial, Inc. (a)	150,959	4,115,142

Tobacco 0.4%
Philip Morris International, Inc.	53,540	3,802,411

	Shares	Value
Wireless Telecommunication Services 0.6%
T-Mobile U.S., Inc. (a)	50,422	$5,524,739

Total Common Stocks (Cost $494,563,425)		899,772,737

Short-Term Investments 0.8%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 0.02% (c)	5,057,209	5,057,209

Unaffiliated Investment Company 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (c)(d)	2,610,792	2,610,792

Total Short-Term Investments (Cost $7,668,001)		7,668,001

Total Investments (Cost $502,231,426)	99.9%	907,440,738
Other Assets, Less Liabilities	0.1	564,128
Net Assets	100.0%	$908,004,866

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $2,480,858. The Fund received cash collateral with a value of $2,610,792 (See Note 2(J)).

(c)	Current yield as of October 31, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$899,772,737	$—	$—	$899,772,737
Short-Term Investments
Affiliated Investment Company	5,057,209	—	—	5,057,209
Unaffiliated Investment Company	2,610,792	—	—	2,610,792

Total Short-Term Investments	7,668,001	—	—	7,668,001

Total Investments in Securities	$907,440,738	$—	$—	$907,440,738

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

16	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $497,174,217) including securities on loan of $2,480,858	$902,383,529
Investment in affiliated investment company, at value (identified cost $5,057,209)	5,057,209
Cash	240,548
Receivables:
Investment securities sold	3,228,962
Dividends	824,046
Fund shares sold	243,560
Securities lending	922
Other assets	48,337

Total assets	912,027,113

Liabilities
Cash collateral received for securities on loan	2,610,792
Payables:
Manager (See Note 3)	616,166
Fund shares redeemed	417,678
Transfer agent (See Note 3)	133,972
NYLIFE Distributors (See Note 3)	128,461
Shareholder communication	39,486
Investment securities purchased	38,967
Professional fees	30,312
Custodian	5,166
Trustees	1,247

Total liabilities	4,022,247

Net assets	$908,004,866

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$227,291
Additional paid-in capital	468,095,542

468,322,833
Total distributable earnings (loss)	439,682,033

Net assets	$908,004,866

Class A
Net assets applicable to outstanding shares	$389,530,070

Shares of beneficial interest outstanding	9,864,221

Net asset value per share outstanding	$39.49
Maximum sales charge (5.50% of offering price)	2.30

Maximum offering price per share outstanding	$41.79

Investor Class
Net assets applicable to outstanding shares	$69,423,495

Shares of beneficial interest outstanding	1,761,936

Net asset value per share outstanding	$39.40
Maximum sales charge (5.00% of offering price)	2.07

Maximum offering price per share outstanding	$41.47

Class B
Net assets applicable to outstanding shares	$14,211,836

Shares of beneficial interest outstanding	418,348

Net asset value and offering price per share outstanding	$33.97

Class C
Net assets applicable to outstanding shares	$14,314,764

Shares of beneficial interest outstanding	421,284

Net asset value and offering price per share outstanding	$33.98

Class I
Net assets applicable to outstanding shares	$417,328,506

Shares of beneficial interest outstanding	10,182,463

Net asset value and offering price per share outstanding	$40.99

Class R1
Net assets applicable to outstanding shares	$38,272

Shares of beneficial interest outstanding	959

Net asset value and offering price per share outstanding (a)	$39.90

Class R2
Net assets applicable to outstanding shares	$715,918

Shares of beneficial interest outstanding	18,016

Net asset value and offering price per share outstanding	$39.74

Class R3
Net assets applicable to outstanding shares	$2,442,005

Shares of beneficial interest outstanding	61,850

Net asset value and offering price per share outstanding	$39.48

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$16,213,155
Dividends-affiliated	67,493
Securities lending	20,778
Other	159

Total income	16,301,585

Expenses
Manager (See Note 3)	7,493,498
Distribution/Service—Class A (See Note 3)	1,010,431
Distribution/Service—Investor Class (See Note 3)	181,394
Distribution/Service—Class B (See Note 3)	172,807
Distribution/Service—Class C (See Note 3)	192,210
Distribution/Service—Class R2 (See Note 3)	1,786
Distribution/Service—Class R3 (See Note 3)	11,537
Transfer agent (See Note 3)	797,340
Professional fees	134,077
Registration	117,611
Shareholder communication	64,847
Custodian	33,430
Trustees	23,452
Shareholder service (See Note 3)	3,058
Interest expense	1,067
Miscellaneous	52,901

Total expenses before waiver/reimbursement	10,291,446
Expense waiver/reimbursement from Manager (See Note 3)	(7,093)

Net expenses	10,284,353

Net investment income (loss)	6,017,232

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	33,051,619
Foreign currency transactions	8,156

Net realized gain (loss)	33,059,775

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(14,978,064)
Translation of other assets and liabilities in foreign currencies	(1,285)

Net change in unrealized appreciation (depreciation)	(14,979,349)

Net realized and unrealized gain (loss)	18,080,426

Net increase (decrease) in net assets resulting from operations	$24,097,658

(a)	Dividends recorded net of foreign withholding taxes in the amount of $60,263.

18	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,017,232	$7,385,878
Net realized gain (loss)	33,059,775	94,810,173
Net change in unrealized appreciation (depreciation)	(14,979,349)	30,309,825

Net increase (decrease) in net assets resulting from operations	24,097,658	132,505,876

Distributions to shareholders:
Class A	(35,152,551)	(37,992,504)
Investor Class	(6,477,707)	(7,461,062)
Class B	(1,807,649)	(2,760,444)
Class C	(1,954,564)	(6,682,486)
Class I	(39,605,302)	(47,487,185)
Class R1	(2,963)	(3,004)
Class R2	(63,839)	(85,314)
Class R3	(184,909)	(183,995)

Total distributions to shareholders	(85,249,484)	(102,655,994)

Capital share transactions:
Net proceeds from sale of shares	56,997,188	206,925,503
Net asset value of shares issued to shareholders in reinvestment of distributions	83,179,267	100,091,433
Cost of shares redeemed	(214,672,993)	(334,234,347)

Increase (decrease) in net assets derived from capital share transactions	(74,496,538)	(27,217,411)

Net increase (decrease) in net assets	(135,648,364)	2,632,471

Net Assets
Beginning of year	1,043,653,230	1,041,020,759

End of year	$908,004,866	$1,043,653,230

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019	2018	2017		2016

Net asset value at beginning of year	$42.24		$41.20	$43.76	$35.92		$43.32

Net investment income (loss) (a)	0.21		0.26	0.23	0.21		0.33

Net realized and unrealized gain (loss) on investments	0.55		4.88	1.78	8.50		(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.01	0.00	‡	(0.00	)‡

Total from investment operations	0.76		5.14	2.02	8.71		(0.30)

Less distributions:

From net investment income	(0.31)		(0.28)	(0.21)	(0.48)		(0.40)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)

Total distributions	(3.51)		(4.10)	(4.58)	(0.87)		(7.10)

Net asset value at end of year	$39.49		$42.24	$41.20	$43.76		$35.92

Total investment return (b)	1.66%		13.54%	4.88%	24.73%		(0.57%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.55%		0.67%	0.57%	0.52%		0.92%

Net expenses (c)	1.10	%(d)	1.11%	1.10%	1.10	%(d)	1.09	% (d)

Portfolio turnover rate	16%		20%	15%	15%		42%

Net assets at end of year (in 000’s)	$389,530		$427,040	$384,637	$389,582		$285,431

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,

Investor Class	2020		2019	2018	2017		2016

Net asset value at beginning of year	$42.17		$41.15	$43.68	$35.85		$43.27

Net investment income (loss) (a)	0.10		0.18	0.17	0.14		0.25

Net realized and unrealized gain (loss) on investments	0.53		4.86	1.78	8.49		(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)

Total from investment operations	0.63		5.04	1.95	8.63		(0.38)

Less distributions:

From net investment income	(0.20)		(0.20)	(0.11)	(0.41)		(0.34)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)

Total distributions	(3.40)		(4.02)	(4.48)	(0.80)		(7.04)

Net asset value at end of year	$39.40		$42.17	$41.15	$43.68		$35.85

Total investment return (b)	1.35%		13.27%	4.69%	24.50%		(0.79%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.25%		0.46%	0.39%	0.36%		0.71%

Net expenses (c)	1.40	%(d)	1.33%	1.29%	1.29	%(d)	1.29	% (d)

Expenses (before waiver/reimbursement)	1.41%		1.38%	1.31%	1.29%		1.29%

Portfolio turnover rate	16%		20%	15%	15%		42%

Net assets at end of year (in 000’s)	$69,423		$80,733	$76,844	$90,928		$139,775

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020		2019	2018	2017		2016

Net asset value at beginning of year	$36.88		$36.53	$39.43	$32.42		$39.74

Net investment income (loss) (a)	(0.16)		(0.09)	(0.13)	(0.13)		(0.01)

Net realized and unrealized gain (loss) on investments	0.45		4.26	1.60	7.67		(0.60)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)

Total from investment operations	0.29		4.17	1.47	7.54		(0.61)

Less distributions:

From net investment income	—		—	—	(0.14)		(0.01)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)

Total distributions	(3.20)		(3.82)	(4.37)	(0.53)		(6.71)

Net asset value at end of year	$33.97		$36.88	$36.53	$39.43		$32.42

Total investment return (b)	0.57%		12.45%	3.91%	23.55%		(1.52%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.48%)		(0.27%)	(0.35%)	(0.37%)		(0.03%)

Net expenses (c)	2.15	% (d)	2.08%	2.04%	2.05	% (d)	2.04	% (d)

Expenses (before waiver/reimbursement)	2.16%		2.13%	2.06%	2.05%		2.04%

Portfolio turnover rate	16%		20%	15%	15%		42%

Net assets at end of year (in 000’s)	$14,212		$21,088	$26,571	$35,841		$40,977

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,

Class C	2020		2019	2018	2017		2016

Net asset value at beginning of year	$36.88		$36.53	$39.43	$32.42		$39.73

Net investment income (loss) (a)	(0.16)		(0.07)	(0.14)	(0.13)		(0.01)

Net realized and unrealized gain (loss) on investments	0.46		4.24	1.61	7.67		(0.59)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)

Total from investment operations	0.30		4.17	1.47	7.54		(0.60)

Less distributions:

From net investment income	—		—	—	(0.14)		(0.01)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)

Total distributions	(3.20)		(3.82)	(4.37)	(0.53)		(6.71)

Net asset value at end of year	$33.98		$36.88	$36.53	$39.43		$32.42

Total investment return (b)	0.60%		12.45%	3.91%	23.55%		(1.52%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.48%)		(0.22%)	(0.36%)	(0.37%)		(0.03%)

Net expenses (c)	2.15	% (d)	2.07%	2.04%	2.05	% (d)	2.04	% (d)

Expenses (before waiver/reimbursement)	2.16%		2.12%	2.06%	2.05%		2.04%

Portfolio turnover rate	16%		20%	15%	15%		42%

Net assets at end of year (in 000’s)	$14,315		$22,933	$65,288	$79,665		$92,457

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020		2019	2018	2017		2016

Net asset value at beginning of year	$43.71		$42.51	$45.00	$36.92		$44.35

Net investment income (loss) (a)	0.32		0.38	0.36	0.34		0.43

Net realized and unrealized gain (loss) on investments	0.57		5.02	1.84	8.70		(0.65)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)

Total from investment operations	0.89		5.40	2.20	9.04		(0.22)

Less distributions:

From net investment income	(0.41)		(0.38)	(0.32)	(0.57)		(0.51)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)

Total distributions	(3.61)		(4.20)	(4.69)	(0.96)		(7.21)

Net asset value at end of year	$40.99		$43.71	$42.51	$45.00		$36.92

Total investment return (b)	1.92%		13.80%	5.17%	25.01%		(0.33%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.81%		0.93%	0.83%	0.84%		1.17%

Net expenses (c)	0.85	% (d)	0.86%	0.85%	0.85	%(d)	0.84	% (d)

Portfolio turnover rate	16%		20%	15%	15%		42%

Net assets at end of year (in 000’s)	$417,329		$488,730	$484,839	$634,730		$807,694

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,

Class R1	2020		2019	2018	2017		2016

Net asset value at beginning of year	$42.64		$41.53	$44.07	$36.16		$43.57

Net investment income (loss) (a)	0.27		0.33	0.37	0.27		0.38

Net realized and unrealized gain (loss) on investments	0.56		4.91	1.73	8.56		(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)

Total from investment operations	0.83		5.24	2.10	8.83		(0.25)

Less distributions:

From net investment income	(0.37)		(0.31)	(0.27)	(0.53)		(0.46)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)

Total distributions	(3.57)		(4.13)	(4.64)	(0.92)		(7.16)

Net asset value at end of year	$39.90		$42.64	$41.53	$44.07		$36.16

Total investment return (b)	1.82%		13.71%	5.05%	24.92%		(0.43%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.69%		0.83%	0.88%	0.67%		1.06%

Net expenses (c)	0.95	%(d)	0.96%	0.95%	0.95	%(d)	0.94	% (d)

Portfolio turnover rate	16%		20%	15%	15%		42%

Net assets at end of year (in 000’s)	$38		$35	$30	$3,208		$2,500

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

22	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2020		2019	2018	2017		2016

Net asset value at beginning of year	$42.48		$41.38	$43.93	$36.05		$43.44

Net investment income (loss) (a)	0.18		0.23	0.21	0.20		0.29

Net realized and unrealized gain (loss) on investments	0.55		4.89	1.78	8.50		(0.63)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)

Total from investment operations	0.73		5.12	1.99	8.70		(0.34)

Less distributions:

From net investment income	(0.27)		(0.20)	(0.17)	(0.43)		(0.35)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)

Total distributions	(3.47)		(4.02)	(4.54)	(0.82)		(7.05)

Net asset value at end of year	$39.74		$42.48	$41.38	$43.93		$36.05

Total investment return (b)	1.57%		13.42%	4.77%	24.60%		(0.68%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.45%		0.59%	0.50%	0.51%		0.80%

Net expenses (c)	1.20	%(d)	1.21%	1.20%	1.20	%(d)	1.20	% (d)

Portfolio turnover rate	16%		20%	15%	15%		42%

Net assets at end of year (in 000’s)	$716		$780	$881	$2,583		$3,528

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,

Class R3	2020		2019	2018	2017		2016

Net asset value at beginning of year	$42.24		$41.15	$43.71	$35.87		$43.22

Net investment income (loss) (a)	0.07		0.13	0.08	0.07		0.20

Net realized and unrealized gain (loss) on investments	0.54		4.87	1.79	8.50		(0.62)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		0.00	(0.00)	0.00		(0.00)

Total from investment operations	0.61		5.00	1.87	8.57		(0.42)

Less distributions:

From net investment income	(0.17)		(0.09)	(0.06)	(0.34)		(0.23)

From net realized gain on investments	(3.20)		(3.82)	(4.37)	(0.39)		(6.70)

Total distributions	(3.37)		(3.91)	(4.43)	(0.73)		(6.93)

Net asset value at end of year	$39.48		$42.24	$41.15	$43.71		$35.87

Total investment return (b)	1.29%		13.14%	4.51%	24.29%		(0.91%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.19%		0.32%	0.20%	0.17%		0.57%

Net expenses (c)	1.45	%(d)	1.46%	1.45%	1.45	%(d)	1.44	% (d)

Portfolio turnover rate	16%		20%	15%	15%		42%

Net assets at end of year (in 000’s)	$2,442		$2,314	$1,931	$1,004		$806

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MAP Equity Fund (the “Fund”), a “diversified fund,” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in January 21, 1971 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, Class R6 and SIMPLE Class shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

24	MainStay MAP Equity Fund

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresh-

25

Notes to Financial Statements (continued)

olds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limi-

tations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

26	MainStay MAP Equity Fund

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2020, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $2,480,858 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,610,792.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual

27

Notes to Financial Statements (continued)

risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Markston International LLC (“Markston” or a “Subadvisor”) and Epoch Investment Partners, Inc. (“Epoch” or a “Subadvisor”), each a registered investment adviser, serve as Subadvisors to the Fund and each manages a portion of the Fund’s assets, as designated by New York Life Investments from time to time. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2020, the effective management fee rate was 0.76% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $7,493,498 and waived fees and/or reimbursed certain class specific expenses in the amount of $7,093 and paid Markston and Epoch $2,714,880 and $1,342,675, respectively.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2

28	MainStay MAP Equity Fund

and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$36
Class R2	715
Class R3	2,307

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $38,616 and $18,400, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2020, of $1,045, $3, $12,388 and $328, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$188,507	$—
Investor Class	258,449	(4,652)
Class B	61,556	(1,105)
Class C	68,577	(1,336)
Class I	218,826	—
Class R1	17	—
Class R2	333	—
Class R3	1,075	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$10,979	$189,136	$(195,058)	$—	$—	$5,057	$67	$—	5,057

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$5,575,338	1.3%

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$505,156,658	$434,299,971	$(32,015,891)	$402,284,080

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$6,050,311	$31,347,642	$—	$402,284,080	$439,682,033

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

29

Notes to Financial Statements (continued)

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$7,936,116	$9,513,106
Long-Term Capital Gain	77,313,368	93,142,888
Total	$85,249,484	$102,655,994

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate.

During the year ended October 31, 2020, the Fund utilized the line of credit for 4 days, maintained an average daily balance of $6,872,000 at a weighted average interest rate of 1.40% and incurred interest expense in the amount of $1,067. As of October 31, 2020, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $150,982 and $295,205, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	529,300	$20,239,103
Shares issued to shareholders in reinvestment of distributions	843,190	33,837,200
Shares redeemed	(1,951,518)	(74,696,185)

Net increase (decrease) in shares outstanding before conversion	(579,028)	(20,619,882)
Shares converted into Class A (See Note 1)	339,901	13,474,760
Shares converted from Class A (See Note 1)	(7,078)	(251,232)

Net increase (decrease)	(246,205)	$(7,396,354)

Year ended October 31, 2019:
Shares sold	2,193,042	$88,416,773
Shares issued to shareholders in reinvestment of distributions	959,941	36,592,967
Shares redeemed	(2,695,902)	(108,469,574)

Net increase (decrease) in shares outstanding before conversion	457,081	16,540,166
Shares converted into Class A (See Note 1)	381,380	15,059,585
Shares converted from Class A (See Note 1)	(63,849)	(2,494,726)

Net increase (decrease)	774,612	$29,105,025

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	96,681	$3,654,326
Shares issued to shareholders in reinvestment of distributions	160,931	6,462,976
Shares redeemed	(196,367)	(7,659,132)

Net increase (decrease) in shares outstanding before conversion	61,245	2,458,170
Shares converted into Investor Class (See Note 1)	47,537	1,774,854
Shares converted from Investor Class (See Note 1)	(261,205)	(10,496,913)

Net increase (decrease)	(152,423)	$(6,263,889)

Year ended October 31, 2019:
Shares sold	376,122	$15,510,818
Shares issued to shareholders in reinvestment of distributions	195,177	7,444,065
Shares redeemed	(487,973)	(19,883,494)

Net increase (decrease) in shares outstanding before conversion	83,326	3,071,389
Shares converted into Investor Class (See Note 1)	163,198	6,249,214
Shares converted from Investor Class (See Note 1)	(199,711)	(8,062,305)

Net increase (decrease)	46,813	$1,258,298

30	MainStay MAP Equity Fund

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	9,341	$302,019
Shares issued to shareholders in reinvestment of distributions	51,808	1,806,015
Shares redeemed	(100,807)	(3,293,066)

Net increase (decrease) in shares outstanding before conversion	(39,658)	(1,185,032)
Shares converted from Class B (See Note 1)	(113,870)	(3,737,122)

Net increase (decrease)	(153,528)	$(4,922,154)

Year ended October 31, 2019:
Shares sold	193,247	$7,064,260
Shares issued to shareholders in reinvestment of distributions	82,120	2,757,564
Shares redeemed	(306,929)	(10,953,996)

Net increase (decrease) in shares outstanding before conversion	(31,562)	(1,132,172)
Shares converted from Class B (See Note 1)	(123,914)	(4,171,710)

Net increase (decrease)	(155,476)	$(5,303,882)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	48,129	$1,523,344
Shares issued to shareholders in reinvestment of distributions	52,580	1,833,460
Shares redeemed	(275,982)	(9,304,419)

Net increase (decrease) in shares outstanding before conversion	(175,273)	(5,947,615)
Shares converted from Class C (See Note 1)	(25,291)	(816,851)

Net increase (decrease)	(200,564)	$(6,764,466)

Year ended October 31, 2019:
Shares sold	136,922	$4,460,201
Shares issued to shareholders in reinvestment of distributions	192,648	6,467,171
Shares redeemed	(1,292,587)	(43,926,478)

Net increase (decrease) in shares outstanding before conversion	(963,017)	(32,999,106)
Shares converted from Class C (See Note 1)	(202,437)	(6,793,370)

Net increase (decrease)	(1,165,454)	$(39,792,476)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	991,315	$30,868,280
Shares issued to shareholders in reinvestment of distributions	938,246	38,993,531
Shares redeemed	(2,929,764)	(119,324,440)

Net increase in shares outstanding before conversion	(1,000,203)	(49,462,629)
Shares converted into Class I (See Note 1)	1,177	52,504

Net increase (decrease)	(999,026)	$(49,410,125)

Year ended October 31, 2019:
Shares sold	2,323,482	$91,108,977
Shares issued to shareholders in reinvestment of distributions	1,183,116	46,567,457
Shares redeemed	(3,736,910)	(150,569,250)

Net increase (decrease) in shares outstanding before conversion	(230,312)	(12,892,816)
Shares converted into Class I (See Note 1)	5,272	213,312

Net increase (decrease)	(225,040)	$(12,679,504)

Class R1	Shares	Amount

Year ended October 31, 2020:
Shares sold	58	$2,266
Shares issued to shareholders in reinvestment of distributions	73	2,963

Net increase (decrease)	131	$5,229

Year ended October 31, 2019:
Shares sold	32	$1,259
Shares issued to shareholders in reinvestment of distributions	78	3,004
Shares redeemed	(7)	(283)

Net increase (decrease)	103	$3,980

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	2,112	$80,909
Shares issued to shareholders in reinvestment of distributions	1,445	58,398
Shares redeemed	(3,897)	(155,577)

Net increase (decrease)	(340)	$(16,270)

Year ended October 31, 2019:
Shares sold	3,044	$115,295
Shares issued to shareholders in reinvestment of distributions	1,962	75,316
Shares redeemed	(7,940)	(306,623)

Net increase (decrease)	(2,934)	$(116,012)

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	8,700	$326,941
Shares issued to shareholders in reinvestment of distributions	4,589	184,724
Shares redeemed	(6,220)	(240,174)

Net increase (decrease)	7,069	$271,491

Year ended October 31, 2019:
Shares sold	6,211	$247,920
Shares issued to shareholders in reinvestment of distributions	4,809	183,889
Shares redeemed	(3,161)	(124,649)

Net increase (decrease)	7,859	$307,160

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

31

Notes to Financial Statements (continued)

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

32	MainStay MAP Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MAP Equity Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

33

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $77,313,368 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $7,936,116 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

34	MainStay MAP Equity Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

35

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

36	MainStay MAP Equity Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay MAP Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1717394 MS203-20	MSMP11-12/20 (NYLIM) NL220

MainStay Money Market Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B2 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge	Inception Date	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	No Sales Charge	1/3/1995	0.45%	0.77%	0.39%	0.56%
Investor Class Shares[3]	No Sales Charge	2/28/2008	0.35	0.62	0.32	0.88
Class B Shares[3,4]	No Sales Charge	5/1/1986	0.35	0.62	0.32	0.88
Class C Shares[3]	No Sales Charge	9/1/1998	0.35	0.62	0.32	0.88
SIMPLE Class Shares	No Sales Charge	8/31/2020	0.00	N/A	N/A	0.88

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of October 31, 2020, MainStay Money Market Fund had an effective 7-day yield of 0.01% for Class A, 0.01% for Investor Class, 0.01% for
Class B, 0.01% for Class C and 0.15% for SIMPLE Class shares. The 7-day current yield was 0.01% for Class A, 0.01% for Investor Class, 0.01% for Class B, 0.01% for Class C and 0.15% for SIMPLE Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been -0.04%, -0.08%, -0.08%, -0.08% and -0.08%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively, and the 7-day current yield would have been -0.04%, -0.08%, -0.08%, -0.08% and -0.08%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Average Lipper Money Market Fund[5]	1.14%	1.45%	0.85%
Morningstar Prime Money Market Category Average[6]	0.63	0.96	0.50

5.

The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

6.

The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,000.10	$1.36	$1,023.78	$1.37	0.27%

Investor Class Shares	$1,000.00	$1,000.10	$1.41	$1,023.73	$1.42	0.28%

Class B Shares	$1,000.00	$1,000.10	$1.36	$1,023.78	$1.37	0.27%

Class C Shares	$1,000.00	$1,000.10	$1.46	$1,023.68	$1.48	0.29%

SIMPLE Class Shares[3,4]	$1,000.00	$1,000.10	$0.32	$1,008.02	$0.32	0.19%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class share (to reflect the since-inception period.) The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $0.97 for SIMPLE Class shares and the ending account value would have been $1,024.18 for SIMPLE Class shares.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

As of October 31, 2020, Class A shares of MainStay Money Market Fund provided a 7-day effective yield of 0.01% and a 7-day current yield of 0.01%. For the 12 months ended October 31, 2020, Class A shares returned 0.45%, underperforming the 1.14% return of the Average Lipper Money Market Fund. Over the same period, Class A shares also underperformed the 0.63% return of the Morningstar Prime Money Market Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was most significantly affected by the COVID-19 pandemic. One of the larger changes that took place in the markets was a decrease in the amount of commercial paper issuance, which led to much tighter spreads2 in this asset class.

During the reporting period, were there any liquidity events that materially impacted the Fund’s performance?

While many money market funds experienced significant runs on cash during the initial weeks of the pandemic-related market upheaval, the Fund experienced consistent levels of cash inflows from the beginning of the crisis throughout the remainder of the reporting period.

What was the Fund’s duration3 strategy during the reporting period?

The Fund increased its duration from 15 days to 44 days over the reporting period. In a challenging environment of lower commercial paper issuance and tighter spreads over U.S.

Treasury bills, this extension helped the Fund take advantage of term premium and helped mitigate some of the otherwise lost yield.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Commercial paper and agency floaters provided the strongest positive contributions to the Fund’s performance relative to the Average Lipper Money Market Fund. (Contributions take weightings and total returns into account.) Over the same period, U.S. Treasury bills and agency discount notes were the Fund’s weakest relative performers.

What were some of the Fund’s largest purchases and sales during the reporting period?

At the initial onset of the pandemic, the Fund’s management team was able to exercise good credit judgement and take advantage of significantly higher yields in the commercial paper market. Although the Fund did not sell any assets during the reporting period, two relatively high-yielding, short-dated, corporate floaters matured.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s holdings of commercial paper declined significantly during the reporting period, largely due to lower issuance. Holdings of agency discount notes were replaced in the Fund with U.S. Treasury bills, which proved more liquid, while being issued at virtually identical yields. U.S. Treasury bill holdings increased significantly, helping the Fund meet its liquidity requirements.

1.	See page 5 for other share class returns, which may be higher or lower than Class A share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Short-Term Investments 99.6%†
Certificates of Deposit 7.0%
Bank of Nova Scotia 0.37% (3 Month LIBOR + 0.09%), due 2/16/21 (a)	$10,000,000	$10,000,000
Nordea Bank Abp 0.348% (3 Month LIBOR + 0.10%), due 6/7/21 (a)	20,000,000	20,000,000
Royal Bank of Canada 0.357% (3 Month LIBOR + 0.12%), due 6/16/21 (a)	5,000,000	5,000,000

Total Certificates of Deposit (Cost $35,000,000)		35,000,000

Financial Company Commercial Paper 23.1%
Bank of Montreal 0.117%, due 11/23/20	17,000,000	16,998,234
Bank of Nova Scotia 0.123%, due 11/24/20 (b)	7,000,000	6,999,329
CDP Financial, Inc. 0.111%, due 12/21/20 (b)	17,000,000	16,996,930
PSP Capital Inc. 0.131%, due 3/23/21 (b)	18,000,000	17,987,220
Royal Bank of Canada 0.324% (3 Month LIBOR + 0.09%), due 1/4/21 (a)(b)	5,000,000	5,000,000
Toronto Dominion Bank 0.36% (3 Month LIBOR + 0.11%), due 6/10/21 (a)(b)	20,000,000	20,000,000
Total Capital Canada Ltd. 0.089%, due 11/9/20 (b)	17,000,000	16,999,396
Westpac Banking Corp. 0.346% (3 Month LIBOR + 0.09%), due 5/28/21 (a)(b)	15,000,000	15,000,551

Total Financial Company Commercial Paper (Cost $115,981,660)		115,981,660

Other Commercial Paper 28.1%
BASF SE 0.16%, due 12/28/20 (b)	18,000,000	17,994,870
Canadian Imperial Bank of Commerce 0.161%, due 2/1/21 (b)	10,000,000	9,990,289
Canadian National Railway Co. (b)
0.111%, due 12/1/20	10,000,000	9,999,000
0.126%, due 1/7/21	5,000,000	4,998,697
Exxon Mobil Corp.
0.122%, due 2/1/21	5,000,000	4,998,147
0.126%, due 2/9/21	6,000,000	5,997,500
0.155%, due 3/23/21	7,000,000	6,994,754
GlaxoSmithKline LLC 0.09%, due 11/2/20 (b)	18,000,000	17,999,940

	Principal Amount	Value
Other Commercial Paper (continued)
Henkel of America, Inc. 0.158%, due 3/5/21 (b)	$5,975,000	$5,971,089
Hydro-Quebec 0.077%, due 11/25/20 (b)	17,000,000	16,998,640
John Deere Canada ULC 0.092%, due 11/17/20 (b)	17,260,000	17,259,003
Ontario Teachers Finance Trust 0.073%, due 11/19/20 (b)	5,000,000	4,999,675
Province of British Columbia 0.141%, due 2/19/21	17,000,000	16,991,689

Total Other Commercial Paper (Cost $141,193,293)		141,193,293

Treasury Debt 30.3% (c)
United States Cash Management Bill
0.096%, due 2/2/21	15,000,000	14,995,641
United States Treasury Bills
0.072%, due 11/17/20	19,000,000	18,999,282
0.073%, due 11/5/20	7,000,000	6,999,936
0.073%, due 11/12/20	3,000,000	2,999,924
0.086%, due 12/3/20	10,000,000	9,999,262
0.088%, due 12/8/20	90,000,000	89,991,958
0.091%, due 12/10/20	4,300,000	4,299,616
0.102%, due 2/25/21	3,600,000	3,598,898

Total Treasury Debt (Cost $151,884,517)		151,884,517

Treasury Repurchase Agreements 11.1%
Bank of America N.A. 0.07%, dated 10/30/20 due 11/2/20 Proceeds at Maturity $15,000,088 (Collateralized by United States Treasury security with a rate of 1.625% and maturity date of 11/30/26, with a Principal Amount of $14,252,400 and a Market Value of $15,300,017)	15,000,000	15,000,000
RBC Capital Markets LLC 0.07%, dated 10/30/20 due 11/2/20 Proceeds at Maturity $26,006,152 (Collateralized by United States Treasury securities with rates between 2.25% and 2.62% and maturity dates between 1/31/26 and 8/15/46, with a Principal Amount of $23,107,300 and a Market Value of $26,526,364)	26,006,000	26,006,000

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
Treasury Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 0.07%, dated 10/30/20 due 11/2/20 Proceeds at Maturity $15,000,088 (Collateralized by a United States Treasury securities with a rate of 0.00% maturity date of 12/17/20, with a Principal Amount of $15,301,900 and a Market Value of $15,300,033)	$15,000,000	$15,000,000

Total Treasury Repurchase Agreements (Cost $56,006,000)		56,006,000

Total Short-Term Investments (Cost $500,065,470)	99.6%	500,065,470

Other Assets, Less Liabilities	0.4	1,812,922
Net Assets	100.0%	$501,878,392
†	Percentages indicated are based on Fund net assets.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$35,000,000	$—	$35,000,000
Financial Company Commercial Paper	—	115,981,660	—	115,981,660
Other Commercial Paper	—	141,193,293	—	141,193,293
Treasury Debt	—	151,884,517	—	151,884,517
Treasury Repurchase Agreements	—	56,006,000	—	56,006,000

Total Investments in Securities	$—	$500,065,470	$—	$500,065,470

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in securities, at value (amortized cost $444,059,470)	$444,059,470
Repurchase agreements, at value (amortized cost $56,006,000)	56,006,000
Cash	4,070
Receivables:
Fund shares sold	2,594,982
Interest	41,677
Manager (See Note 3)	28,128
Other assets	63,777

Total assets	502,798,104

Liabilities
Payables:
Fund shares redeemed	754,933
Transfer agent (See Note 3)	105,900
Shareholder communication	23,454
Professional fees	22,097
Custodian	7,160
Trustees	688
Accrued expenses	3,968
Dividend payable	1,512

Total liabilities	919,712

Net assets	$501,878,392

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$5,018,882
Additional paid-in capital	496,818,425

501,837,307
Total distributable earnings (loss)	41,085

Net assets	$501,878,392

Class A
Net assets applicable to outstanding shares	$415,040,844

Shares of beneficial interest outstanding	415,038,076

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$28,426,885

Shares of beneficial interest outstanding	28,436,456

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$30,215,113

Shares of beneficial interest outstanding	30,218,321

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$28,170,549

Shares of beneficial interest outstanding	28,170,357

Net asset value and offering price per share outstanding	$1.00

SIMPLE Class
Net assets applicable to outstanding shares	$25,001

Shares of beneficial interest outstanding	25,001

Net asset value and offering price per share outstanding	$1.00

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$3,362,957
Other	75

Total income	3,363,032

Expenses
Manager (See Note 3)	1,729,637
Transfer agent (See Note 3)	623,843
Registration	121,440
Professional fees	90,399
Custodian	42,710
Shareholder communication	36,823
Trustees	9,894
Miscellaneous	18,212

Total expenses before waiver/reimbursement	2,672,958
Expense waiver/reimbursement from Manager (See Note 3)	(881,321)

Net expenses	1,791,637

Net investment income (loss)	1,571,395

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	39,794

Net increase (decrease) in net assets resulting from operations	$1,611,189

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,571,395	$6,249,000
Net realized gain (loss)	39,794	1,026

Net increase (decrease) in net assets resulting from operations	1,611,189	6,250,026

Distributions to shareholders:
Class A	(1,296,502)	(4,900,195)
Investor Class	(95,085)	(426,770)
Class B	(108,934)	(557,854)
Class C	(70,584)	(363,990)
SIMPLE Class	(1)	—

Total distributions to shareholders	(1,571,106)	(6,248,809)

Capital share transactions:
Net proceeds from sale of shares	684,343,367	454,831,292
Net asset value of shares issued to shareholders in reinvestment of distributions	1,524,810	6,060,427
Cost of shares redeemed	(555,872,249)	(411,720,332)

Increase (decrease) in net assets derived from capital share transactions	129,995,928	49,171,387

Net increase (decrease) in net assets	130,036,011	49,172,604

Net Assets
Beginning of year	371,842,381	322,669,777

End of year	$501,878,392	$371,842,381

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019	2018	2017		2016

Net asset value at beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.02	0.01	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.02	0.01	0.00	‡	0.00	‡

Less distributions:

From net investment income	(0.00	)‡	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total investment return (b)	0.45%		1.84%	1.21%	0.35%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.37%		1.82%	1.20%	0.32%		0.02%

Net expenses	0.39%		0.56%	0.57%	0.59%		0.43%

Expenses (before waiver/reimbursement)	0.55%		0.56%	0.57%	0.60%		0.64%

Net assets at end of year (in 000’s)	$415,041		$290,421	$235,855	$227,572		$226,181

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,

Investor Class	2020		2019	2018	2017		2016

Net asset value at beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.02	0.01	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.02	0.01	0.00	‡	0.00	‡

Less distributions:

From net investment income	(0.00	)‡	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total investment return (b)	0.35%		1.59%	0.98%	0.20%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.33%		1.58%	0.97%	0.18%		0.02%

Net expenses	0.51%		0.80%	0.80%	0.73%		0.43%

Expenses (before waiver/reimbursement)	0.91%		0.88%	0.84%	0.79%		0.83%

Net assets at end of year (in 000’s)	$28,427		$28,133	$26,548	$27,087		$58,658

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020		2019	2018	2017		2016

Net asset value at beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.02	0.01	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.02	0.01	0.00	‡	0.00	‡

Less distributions:

From net investment income	(0.00	)‡	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total investment return (b)	0.35%		1.59%	0.98%	0.20%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.35%		1.59%	0.96%	0.17%		0.02%

Net expenses	0.52%		0.80%	0.80%	0.73%		0.43%

Expenses (before waiver/reimbursement)	0.90%		0.88%	0.84%	0.79%		0.83%

Net assets at end of year (in 000’s)	$30,215		$32,981	$37,284	$43,351		$53,341

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,

Class C	2020		2019	2018	2017		2016

Net asset value at beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.02	0.01	0.00	‡	0.00	‡

Net realized and unrealized gain (loss) on investments	0.00	‡	0.00 ‡	(0.00)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.02	0.01	0.00	‡	0.00	‡

Less distributions:

From net investment income	(0.00	)‡	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total investment return (b)	0.35%		1.60%	0.98%	0.20%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.27%		1.59%	0.94%	0.17%		0.02%

Net expenses	0.50%		0.80%	0.80%	0.73%		0.43%

Expenses (before waiver/reimbursement)	0.90%		0.88%	0.84%	0.79%		0.83%

Net assets at end of year (in 000’s)	$28,171		$20,308	$22,983	$30,831		$41,311

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period *	$1.00

Net investment income (loss) (a)	(0.00	)‡

Net realized and unrealized gain (loss) on investments	0.00	‡

Total from investment operations	0.00	‡

Less distributions:

From net investment income	(0.00	)‡

Net asset value at end of period	$1.00

Total investment return (b)	0.00	% ‡‡

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	(0.02%)

Net expenses ††	0.19%

Expenses (before waiver/reimbursement) ††	0.95%

Net assets at end of period (in 000’s)	$25

^	Inception date.
‡	Less than one cent per share.
‡‡	Less than one-tenth percent.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. SIMPLE Class shares commenced operations on August 31, 2020. Class R6 shares were registered for sale effective as of February 28, 2020. As of October 31, 2020, Class R6 shares were not yet offered for sale.

Class A, Class C, Investor Class and SIMPLE Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an

18	MainStay Money Market Fund

independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended October 31, 2020, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020, were fair valued in such a manner.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2020, is recorded daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

19

Notes to Financial Statements (continued)

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of October 31, 2020, are shown in the Portfolio of Investments.

(I)  Debt Securities.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.

The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(J)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United

Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained

20	MainStay Money Market Fund

by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the year ended October 31, 2020, the effective management fee rate was 0.40% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of the Fund’s average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; Class C, 0.80% and SIMPLE Class, 0.80%. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments may voluntarily waive or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $1,729,637 and paid the Subadvisor in the amount of $817,483. Additionally, New York Life Investments reimbursed expenses in the amount of $881,321, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 10 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. The Fund was advised that the Distributer received from shareholders the proceeds from CDSCs of Class A, Class B and Class C during the year ended October 31, 2020, of $150,276, $48,348 and $8,832, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$256,954	$—
Investor Class	123,381	—
Class B	131,961	—
Class C	111,528	—
SIMPLE Class	19	—

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(E)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

SIMPLE Class	$25,000	100.0%

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

21

Notes to Financial Statements (continued)

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$42,597	$—	$(1,512)	$—	$41,085

The other temporary differences are primarily due to dividends payable.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$1,571,106	$6,248,809

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 10 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 7–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A (at $1 per share)	Shares

Year ended October 31, 2020:
Shares sold	601,124,007
Shares issued to shareholders in reinvestment of distributions	1,257,799
Shares redeemed	(492,493,653)

Net increase (decrease) in shares outstanding before conversion	109,888,153
Shares converted into Class A (See Note 1)	15,683,919
Shares converted from Class A (See Note 1)	(983,961)

Net increase (decrease)	124,588,111

Year ended October 31, 2019:
Shares sold	394,765,732
Shares issued to shareholders in reinvestment of distributions	4,747,751
Shares redeemed	(353,199,964)

Net increase (decrease) in shares outstanding before conversion	46,313,519
Shares converted into Class A (See Note 1)	11,931,559
Shares converted from Class A (See Note 1)	(3,680,285)

Net increase (decrease)	54,564,793

Investor Class (at $1 per share)	Shares

Year ended October 31, 2020:
Shares sold	38,675,933
Shares issued to shareholders in reinvestment of distributions	90,306
Shares redeemed	(23,968,779)

Net increase (decrease) in shares outstanding before conversion	14,797,460
Shares converted into Investor Class (See Note 1)	1,036,162
Shares converted from Investor Class (See Note 1)	(15,542,396)

Net increase (decrease)	291,226

Year ended October 31, 2019:
Shares sold	32,376,821
Shares issued to shareholders in reinvestment of distributions	410,863
Shares redeemed	(23,653,343)

Net increase (decrease) in shares outstanding before conversion	9,134,341
Shares converted into Investor Class (See Note 1)	4,004,631
Shares converted from Investor Class (See Note 1)	(11,554,017)

Net increase (decrease)	1,584,955

22	MainStay Money Market Fund

Class B (at $1 per share)	Shares

Year ended October 31, 2020:
Shares sold	6,683,934
Shares issued to shareholders in reinvestment of distributions	107,207
Shares redeemed	(9,441,545)

Net increase (decrease) in shares outstanding before conversion	(2,650,404)
Shares converted from Class B (See Note 1)	(117,832)

Net increase (decrease)	(2,768,236)

Year ended October 31, 2019:
Shares sold	11,573,190
Shares issued to shareholders in reinvestment of distributions	544,149
Shares redeemed	(16,351,512)

Net increase (decrease) in shares outstanding before conversion	(4,234,173)
Shares converted from Class B (See Note 1)	(69,054)

Net increase (decrease)	(4,303,227)

Class C (at $1 per share)	Shares

Year ended October 31, 2020:
Shares sold	37,834,493
Shares issued to shareholders in reinvestment of distributions	69,497
Shares redeemed	(29,968,272)

Net increase (decrease) in shares outstanding before conversion	7,935,718
Shares converted from Class C (See Note 1)	(75,892)

Net increase (decrease)	7,859,826

Year ended October 31, 2019:
Shares sold	16,115,549
Shares issued to shareholders in reinvestment of distributions	357,664
Shares redeemed	(18,515,513)

Net increase (decrease) in shares outstanding before conversion	(2,042,300)
Shares converted from Class C (See Note 1)	(632,834)

Net increase (decrease)	(2,675,134)

SIMPLE Class (at $1 per share)	Shares

Period ended October 31, 2020 (a):
Shares sold	25,000
Shares issued to shareholders in reinvestment of distributions	1

Net increase (decrease)	25,001

(a)	The inception date of the class was August 31, 2020.

Note 8–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement

(“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 9–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Money Market Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

24	MainStay Money Market Fund

Federal Income Tax Information

(Unaudited)

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund’s Form N-MFP is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

25

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

26	MainStay Money Market Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

27

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

28	MainStay Money Market Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

29

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1715987 MS203-20	MSMM11-12/20 (NYLIM) NL214

MainStay Winslow Large Cap Growth Fund

(Formerly known as MainStay Large Cap Growth Fund)

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7/1/1995	22.32% 29.44	15.07% 16.38	14.55% 15.20	0.99 0.99%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	22.09 29.19	14.93 16.23	14.47 15.12	1.10 1.10
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/1/2005	23.37 28.37	15.20 15.39	14.26 14.26	1.85 1.85
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/1/2005	27.46 28.46	15.40 15.40	14.27 14.27	1.85 1.85
Class I Shares	No Sales Charge		4/1/2005	29.80	16.67	15.49	0.74
Class R1 Shares	No Sales Charge		4/1/2005	29.64	16.54	15.37	0.84
Class R2 Shares	No Sales Charge		4/1/2005	29.29	16.24	15.08	1.09
Class R3 Shares	No Sales Charge		4/28/2006	28.99	15.96	14.81	1.34
Class R6 Shares	No Sales Charge		6/17/2013	29.83	16.77	16.61	0.64
SIMPLE Class Shares	No Sales Charge		8/31/2020	–8.45	N/A	N/A	1.35

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Growth Index[5]	29.22%	17.32%	16.31%
S&P 500® Index[6]	9.71	11.71	13.01
Morningstar Large Growth Category Average[7]	25.92	14.64	14.19

5.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S.  stock-

market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Winslow Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Winslow Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,212.30	$5.28	$1,020.36	$4.82	0.95%

Investor Class Shares	$1,000.00	$1,209.80	$5.94	$1,019.76	$5.43	1.07%

Class B Shares	$1,000.00	$1,207.80	$10.10	$1,015.99	$9.22	1.82%

Class C Shares	$1,000.00	$1,206.60	$10.09	$1,015.99	$9.22	1.82%

Class I Shares	$1,000.00	$1,213.40	$3.89	$1,021.62	$3.56	0.70%

Class R1 Shares	$1,000.00	$1,212.90	$4.45	$1,021.11	$4.06	0.80%

Class R2 Shares	$1,000.00	$1,211.70	$5.84	$1,019.86	$5.33	1.05%

Class R3 Shares	$1,000.00	$1,210.20	$7.22	$1,018.60	$6.60	1.30%

Class R6 Shares	$1,000.00	$1,213.50	$3.51	$1,021.97	$3.20	0.63%

SIMPLE Class Shares[3,4]	$1,000.00	$915.50	$2.12	$1,006.12	$2.22	1.33%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.75 for SIMPLE Class shares and the ending account value would have been $1,018.45 for SIMPLE Class shares.

7

Industry Composition as of October 31, 2020 (Unaudited)

Software	22.1%

IT Services	11.4

Interactive Media & Services	10.1

Internet & Direct Marketing Retail	10.1

Technology Hardware, Storage & Peripherals	7.1

Semiconductors & Semiconductor Equipment	5.1

Textiles, Apparel & Luxury Goods	4.1

Pharmaceuticals	3.8

Life Sciences Tools & Services	3.1

Capital Markets	2.7

Equity Real Estate Investment Trusts	2.5

Health Care Providers & Services	2.2

Health Care Equipment & Supplies	2.0

Professional Services	1.9

Media	1.5%

Containers & Packaging	1.4

Food & Staples Retailing	1.4

Automobiles	1.3

Personal Products	1.3

Hotels, Restaurants & Leisure	1.2

Chemicals	1.1

Entertainment	1.1

Health Care Technology	1.1

Road & Rail	0.2

Short-Term Investment	0.3

Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	Amazon.com, Inc.

2.	Microsoft Corp.

3.	Apple, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	salesforce.com, Inc.

7.	Visa, Inc., Class A

8.	Adobe, Inc.

9.	NIKE, Inc., Class B

10.	Mastercard, Inc., Class A

8	MainStay Winslow Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Winslow Large Cap Growth Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Winslow Large Cap Growth Fund returned 29.80%, outperforming the 29.22% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares also outperformed the 9.71% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and the 25.92% return of the Morningstar Large Growth Category Average.1

Were there any changes to the Fund during the reporting period?

Effective February 28, 2020, MainStay Large Cap Growth Fund was renamed MainStay Winslow Large Cap Growth Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the Russell 1000® Growth Index was driven by allocation, particularly in the industrials and consumer staples sectors. The Fund’s relative outperformance was broadly based, with seven of eleven sectors making positive contributions. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The industrials and consumer staples sectors made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Growth Index during the reporting period. The consumer discretionary and information technology sectors detracted most from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The two stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were e-commerce and web-services leader Amazon.com, and the world’s largest software company Microsoft Corporation. The two most significant detractors from the Fund’s absolute performance during the same period included shares in Chinese coffee company Luckin Coffee and home improvement retailer Lowe’s, both of which were eliminated from the Fund.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest purchases included shares in medical device manufacturer Boston Scientific, and pharmaceutical company Eli Lilly and Company. The Fund’s largest sales during the same period were its positions in Boston Scientific and surgical robotic products manufacturer Intuitive Surgical, both of which we viewed as providing less visibility on long-term growth in the face of growing competition and more challenged hospital finances due to the COVID-19 pandemic.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest sector-weighting increases occurred in the information technology and consumer staples sectors. Conversely, the Fund’s most significant sector-weighting decreases occurred in the industrials and consumer discretionary sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund’s exposure to three types of growth investing placed the greatest emphasis on consistent growth, followed by dynamic growth and, lastly, cyclical growth. From a sector perspective, the Fund’s two largest overweight exposures as of the same date were to materials and information technology, while its most significantly underweight exposures were to industrials and consumer staples.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 99.8%†
Automobiles 1.3%
Ferrari N.V.	996,760	$177,841,919

Capital Markets 2.7%
Moody’s Corp.	795,050	209,018,645
MSCI, Inc.	443,150	155,031,596

		364,050,241

Chemicals 1.1%
Linde PLC	695,630	153,275,114

Containers & Packaging 1.4%
Ball Corp.	2,105,100	187,353,900

Entertainment 1.1%
Netflix, Inc. (a)	312,900	148,859,046

Equity Real Estate Investment Trusts 2.5%
American Tower Corp.	763,600	175,360,740
Equinix, Inc.	226,350	165,516,174

		340,876,914

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	523,200	187,106,784

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	1,350,120	141,911,113
Align Technology, Inc. (a)	290,900	123,946,672

		265,857,785

Health Care Providers & Services 2.2%
UnitedHealth Group, Inc.	981,300	299,433,882

Health Care Technology 1.1%
Veeva Systems, Inc., Class A (a)	532,950	143,923,148

Hotels, Restaurants & Leisure 1.2%
Chipotle Mexican Grill, Inc. (a)	133,900	160,878,172

Interactive Media & Services 10.1%
Alphabet, Inc. (a)
Class A	247,290	399,647,842
Class C	249,641	404,670,557
Facebook, Inc., Class A (a)	2,114,380	556,314,522

		1,360,632,921

Internet & Direct Marketing Retail 10.1%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	456,560	139,109,266
Amazon.com, Inc. (a)	402,990	1,223,538,089

		1,362,647,355

	Shares	Value
IT Services 11.4%
Mastercard, Inc., Class A	1,257,900	$363,080,256
PayPal Holdings, Inc. (a)	1,725,430	321,154,286
Shopify, Inc., Class A (a)	150,800	139,554,844
Square, Inc., Class A (a)	559,200	86,608,896
Visa, Inc., Class A	2,760,600	501,628,626
Wix.com, Ltd. (a)	518,500	128,235,420

		1,540,262,328

Life Sciences Tools & Services 3.1%
IQVIA Holdings, Inc. (a)	1,349,800	207,855,702
Thermo Fisher Scientific, Inc.	441,520	208,891,942

		416,747,644

Media 1.5%
Charter Communications, Inc., Class A (a)	340,000	205,298,800

Personal Products 1.3%
Estee Lauder Cos., Inc., Class A	810,800	178,100,328

Pharmaceuticals 3.8%
AstraZeneca PLC, Sponsored ADR	3,298,300	165,442,728
Eli Lilly & Co.	956,800	124,824,128
Zoetis, Inc.	1,433,140	227,224,347

		517,491,203

Professional Services 1.9%
CoStar Group, Inc. (a)	156,300	128,730,243
TransUnion	1,577,100	125,631,786

		254,362,029

Road & Rail 0.2%
Uber Technologies, Inc. (a)	786,100	26,263,601

Semiconductors & Semiconductor Equipment 5.1%
ASML Holding N.V., Registered	475,650	171,809,537
NVIDIA Corp.	686,800	344,334,048
Texas Instruments, Inc.	1,207,500	174,592,425

		690,736,010

Software 22.1%
Adobe, Inc. (a)	1,079,960	482,850,116
Atlassian Corp. PLC, Class A (a)	829,850	159,015,857
Intuit, Inc.	1,066,260	335,530,697
Microsoft Corp.	5,731,130	1,160,381,891
salesforce.com, Inc. (a)	2,293,690	532,755,376
Splunk, Inc. (a)	843,400	167,026,936
Workday, Inc., Class A (a)	698,370	146,741,505

		2,984,302,378

Technology Hardware, Storage & Peripherals 7.1%
Apple, Inc.	8,772,400	954,963,464

10	MainStay Winslow Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 4.1%
Lululemon Athletica, Inc. (a)	512,400	$163,604,196
NIKE, Inc., Class B	3,223,240	387,046,659

		550,650,855

Total Common Stocks (Cost $6,199,560,047)		13,471,915,821

Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 0.02% (b)(c)	41,323,989	41,323,989

Total Short-Term Investment (Cost $41,323,989)		41,323,989

Total Investments (Cost $6,240,884,036)	100.1%	13,513,239,810
Other Assets, Less Liabilities	(0.1)	(8,724,813)
Net Assets	100.0%	$13,504,514,997
†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2020.

(c)	As of October 31, 2020, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$13,471,915,821	$—	$—	$13,471,915,821
Short-Term Investment
Affiliated Investment Company	41,323,989	—	—	41,323,989

Total Investments in Securities	$13,513,239,810	$—	$—	$13,513,239,810

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $6,199,560,047)	$13,471,915,821
Investment in affiliated investment company, at value (identified cost $41,323,989)	41,323,989
Receivables:
Investment securities sold	57,196,209
Fund shares sold	23,792,138
Dividends	2,907,392
Securities lending	333
Other assets	140,092

Total assets	13,597,275,974

Liabilities
Payables:
Investment securities purchased	55,724,165
Fund shares redeemed	27,291,791
Manager (See Note 3)	7,446,503
Transfer agent (See Note 3)	1,376,540
NYLIFE Distributors (See Note 3)	494,682
Professional fees	206,579
Shareholder communication	174,559
Trustees	17,891
Custodian	16,549
Accrued expenses	11,718

Total liabilities	92,760,977

Net assets	$13,504,514,997

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$11,196,834
Additional paid-in capital	5,508,742,103

5,519,938,937
Total distributable earnings (loss)	7,984,576,060

Net assets	$13,504,514,997

Class A
Net assets applicable to outstanding shares	$1,341,380,683

Shares of beneficial interest outstanding	121,072,357

Net asset value per share outstanding	$11.08
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.72

Investor Class
Net assets applicable to outstanding shares	$110,830,641

Shares of beneficial interest outstanding	10,221,408

Net asset value per share outstanding	$10.84
Maximum sales charge (5.00% of offering price)	0.57

Maximum offering price per share outstanding	$11.41

Class B
Net assets applicable to outstanding shares	$20,172,200

Shares of beneficial interest outstanding	2,411,175

Net asset value and offering price per share outstanding	$8.37

Class C
Net assets applicable to outstanding shares	$95,760,852

Shares of beneficial interest outstanding	11,474,079

Net asset value and offering price per share outstanding	$8.35

Class I
Net assets applicable to outstanding shares	$6,824,223,525

Shares of beneficial interest outstanding	555,905,024

Net asset value and offering price per share outstanding	$12.28

Class R1
Net assets applicable to outstanding shares	$914,358,524

Shares of beneficial interest outstanding	77,188,508

Net asset value and offering price per share outstanding	$11.85

Class R2
Net assets applicable to outstanding shares	$159,296,687

Shares of beneficial interest outstanding	14,493,415

Net asset value and offering price per share outstanding	$10.99

Class R3
Net assets applicable to outstanding shares	$56,656,930

Shares of beneficial interest outstanding	5,562,443

Net asset value and offering price per share outstanding	$10.19

Class R6
Net assets applicable to outstanding shares	$3,981,812,072

Shares of beneficial interest outstanding	321,352,860

Net asset value and offering price per share outstanding	$12.39

SIMPLE Class
Net assets applicable to outstanding shares	$22,883

Shares of beneficial interest outstanding	2,111

Net asset value and offering price per share outstanding	$10.84

12	MainStay Winslow Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$81,816,565
Dividends-affiliated	400,994
Securities lending	779,848
Interest	49
Other	2,211

Total income	82,999,667

Expenses
Manager (See Note 3)	77,721,584
Transfer agent (See Note 3)	8,181,743
Distribution/Service—Class A (See Note 3)	2,908,403
Distribution/Service—Investor Class (See Note 3)	284,743
Distribution/Service—Class B (See Note 3)	203,280
Distribution/Service—Class C (See Note 3)	1,211,523
Distribution/Service—Class R2 (See Note 3)	404,844
Distribution/Service—Class R3 (See Note 3)	284,569
Distribution/Service—SIMPLE Class (See Note 3)	20
Shareholder service (See Note 3)	1,112,821
Professional fees	871,557
Shareholder communication	367,724
Trustees	299,239
Registration	245,108
Custodian	107,229
Miscellaneous	403,647

Total expenses before waiver/reimbursement	94,608,034
Expense waiver/reimbursement from Manager (See Note 3)	(511,340)

Net expenses	94,096,694

Net investment income (loss)	(11,097,027)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	820,924,239
Net change in unrealized appreciation (depreciation) on unaffiliated investments	2,446,952,380

Net realized and unrealized gain (loss)	3,267,876,619

Net increase (decrease) in net assets resulting from operations	$3,256,779,592

(a)	Dividends recorded net of foreign withholding taxes in the amount of $254,777.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(11,097,027)	$1,397,481
Net realized gain (loss)	820,924,239	1,343,085,065
Net change in unrealized appreciation (depreciation)	2,446,952,380	462,179,012

Net increase (decrease) in net assets resulting from operations	3,256,779,592	1,806,661,558

Distributions to shareholders:
Class A	(111,361,863)	(198,645,333)
Investor Class	(12,020,268)	(19,327,235)
Class B	(2,904,982)	(5,587,234)
Class C	(18,187,627)	(41,980,795)
Class I	(608,819,185)	(1,039,849,373)
Class R1	(94,596,707)	(190,986,946)
Class R2	(17,824,571)	(40,446,981)
Class R3	(6,648,447)	(11,941,266)
Class R6	(315,525,286)	(419,727,421)

Total distributions to shareholders	(1,187,888,936)	(1,968,492,584)

Capital share transactions:
Net proceeds from sale of shares	2,681,398,278	2,510,739,822
Net asset value of shares issued to shareholders in reinvestment of distributions	1,090,257,801	1,806,158,715
Cost of shares redeemed	(3,975,423,287)	(4,066,296,731)

Increase (decrease) in net assets derived from capital share transactions	(203,767,208)	250,601,806

Net increase (decrease) in net assets	1,865,123,448	88,770,780

Net Assets
Beginning of year	11,639,391,549	11,550,620,769

End of year	$13,504,514,997	$11,639,391,549

14	MainStay Winslow Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.59	$9.95	$10.41	$9.17	$10.68

Net investment income (loss) (a)	(0.03)	(0.02)	(0.02)	(0.01)	(0.01)

Net realized and unrealized gain (loss) on investments	2.58	1.48	1.12	2.31	(0.23)

Total from investment operations	2.55	1.46	1.10	2.30	(0.24)

Less distributions:

From net investment income	—	—	(0.00)‡	—	—

From net realized gain on investments	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)

Total distributions	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)

Net asset value at end of year	$11.08	$9.59	$9.95	$10.41	$9.17

Total investment return (b)	29.44%	17.05%	12.36%	28.54%	(2.44%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.31%)	(0.20%)	(0.21%)	(0.15%)	(0.13%)

Net expenses (c)	0.97%	0.99%	0.97%	1.00%	0.99%

Expenses (before waiver/reimbursement) (c)	0.97%	0.99%	0.98%	1.00%	1.00%

Portfolio turnover rate	44%	54%	52%	61%	84%

Net assets at end of year (in 000’s)	$1,341,381	$1,008,608	$1,092,962	$960,123	$882,021

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.42	$9.81	$10.30	$9.09	$10.61

Net investment income (loss) (a)	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)

Net realized and unrealized gain (loss) on investments	2.52	1.46	1.10	2.29	(0.23)

Total from investment operations	2.48	1.43	1.07	2.27	(0.25)

Less distributions:

From net realized gain on investments	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)

Net asset value at end of year	$10.84	$9.42	$9.81	$10.30	$9.09

Total investment return (b)	29.19%	16.96%	12.19%	28.45%	(2.57%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.43%)	(0.31%)	(0.30%)	(0.19%)	(0.19%)

Net expenses (c)	1.10%	1.09%	1.06%	1.07%	1.05%

Expenses (before waiver/reimbursement) (c)	1.10%	1.10%	1.07%	1.07%	1.06%

Portfolio turnover rate	44%	54%	52%	61%	84%

Net assets at end of year (in 000’s)	$110,831	$109,236	$103,987	$108,078	$167,631

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018		2017	2016

Net asset value at beginning of year	$7.55	$8.26	$8.98		$8.11	$9.67

Net investment income (loss) (a)	(0.09)	(0.08)	(0.09)		(0.08)	(0.08)

Net realized and unrealized gain (loss) on investments	1.97	1.19	0.93		2.01	(0.21)

Total from investment operations	1.88	1.11	0.84		1.93	(0.29)

Less distributions:

From net realized gain on investments	(1.06)	(1.82)	(1.56)		(1.06)	(1.27)

Net asset value at end of year	$8.37	$7.55	$8.26		$8.98	$8.11

Total investment return (b)	28.37%	15.96%	11.28	% (c)	27.61%	(3.32%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.17%)	(1.05%)	(1.04%)		(0.96%)	(0.94%)

Net expenses (d)	1.85%	1.84%	1.81%		1.82%	1.80%

Expenses (before waiver/reimbursement) (d)	1.85%	1.85%	1.82%		1.82%	1.81%

Portfolio turnover rate	44%	54%	52%		61%	84%

Net assets at end of year (in 000’s)	$20,172	$21,015	$25,685		$31,793	$36,549

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$7.53	$8.25	$8.96	$8.10	$9.66

Net investment income (loss) (a)	(0.09)	(0.07)	(0.09)	(0.08)	(0.08)

Net realized and unrealized gain (loss) on investments	1.97	1.17	0.94	2.00	(0.21)

Total from investment operations	1.88	1.10	0.85	1.92	(0.29)

Less distributions:

From net realized gain on investments	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)

Net asset value at end of year	$8.35	$7.53	$8.25	$8.96	$8.10

Total investment return (b)	28.46%	15.97%	11.42%	27.51%	(3.31%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.17%)	(1.04%)	(1.05%)	(0.96%)	(0.94%)

Net expenses (c)	1.85%	1.84%	1.81%	1.82%	1.80%

Expenses (before waiver/reimbursement) (c)	1.85%	1.85%	1.82%	1.82%	1.81%

Portfolio turnover rate	44%	54%	52%	61%	84%

Net assets at end of year (in 000’s)	$95,761	$131,945	$197,231	$229,283	$306,409

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Winslow Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018		2017	2016

Net asset value at beginning of year	$10.49	$10.69	$11.06		$9.65	$11.15

Net investment income (loss) (a)	(0.01)	0.00 ‡	0.00	‡	0.01	0.01

Net realized and unrealized gain (loss) on investments	2.86	1.62	1.20		2.46	(0.24)

Total from investment operations	2.85	1.62	1.20		2.47	(0.23)

Less distributions:

From net investment income	—	—	(0.01)		—	—

From net realized gain on investments	(1.06)	(1.82)	(1.56)		(1.06)	(1.27)

Total distributions	(1.06)	(1.82)	(1.57)		(1.06)	(1.27)

Net asset value at end of year	$12.28	$10.49	$10.69		$11.06	$9.65

Total investment return (b)	29.80%	17.29%	12.54	%(c)	28.92%	(2.23%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.06%)	0.05%	0.04%		0.12%	0.12%

Net expenses (d)	0.72%	0.74%	0.72%		0.75%	0.74%

Expenses (before waiver/reimbursement) (d)	0.72%	0.74%	0.73%		0.75%	0.75%

Portfolio turnover rate	44%	54%	52%		61%	84%

Net assets at end of year (in 000’s)	$6,824,224	$6,080,320	$6,275,780		$6,752,754	$8,994,997

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R1	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.17	$10.43	$10.83	$9.48	$10.99

Net investment income (loss) (a)	(0.02)	(0.00)‡	(0.01)	0.00 ‡	0.00 ‡

Net realized and unrealized gain (loss) on investments	2.76	1.56	1.17	2.41	(0.24)

Total from investment operations	2.74	1.56	1.16	2.41	(0.24)

Less distributions:

From net realized gain on investments	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)

Net asset value at end of year	$11.85	$10.17	$10.43	$10.83	$9.48

Total investment return (b)	29.64%	17.25%	12.46%	28.79%	(2.37%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.15%)	(0.04%)	(0.06%)	0.01%	0.02%

Net expenses (c)	0.82%	0.84%	0.82%	0.85%	0.84%

Expenses (before waiver/reimbursement) (c)	0.82%	0.84%	0.83%	0.85%	0.85%

Portfolio turnover rate	44%	54%	52%	61%	84%

Net assets at end of year (in 000’s)	$914,359	$919,236	$1,102,423	$1,596,638	$1,636,560

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2020	2019	2018		2017	2016

Net asset value at beginning of year	$9.53	$9.90	$10.38		$9.15	$10.68

Net investment income (loss) (a)	(0.04)	(0.03)	(0.03)		(0.02)	(0.02)

Net realized and unrealized gain (loss) on investments	2.56	1.48	1.11		2.31	(0.24)

Total from investment operations	2.52	1.45	1.08		2.29	(0.26)

Less distributions:

From net realized gain on investments	(1.06)	(1.82)	(1.56)		(1.06)	(1.27)

Net asset value at end of year	$10.99	$9.53	$9.90		$10.38	$9.15

Total investment return (b)	29.29%	16.89%	12.17	% (c)	28.49%	(2.66%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.40%)	(0.29%)	(0.31%)		(0.24%)	(0.23%)

Net expenses (d)	1.07%	1.09%	1.07%		1.10%	1.09%

Expenses (before waiver/reimbursement) (d)	1.07%	1.09%	1.08%		1.10%	1.10%

Portfolio turnover rate	44%	54%	52%		61%	84%

Net assets at end of year (in 000’s)	$159,297	$163,288	$227,298		$303,192	$391,535

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R3	2020	2019	2018	2017	2016

Net asset value at beginning of year	$8.93	$9.41	$9.96	$8.85	$10.39

Net investment income (loss) (a)	(0.06)	(0.05)	(0.05)	(0.04)	(0.04)

Net realized and unrealized gain (loss) on investments	2.38	1.39	1.06	2.21	(0.23)

Total from investment operations	2.32	1.34	1.01	2.17	(0.27)

Less distributions:

From net realized gain on investments	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)

Net asset value at end of year	$10.19	$8.93	$9.41	$9.96	$8.85

Total investment return (b)	28.99%	16.69%	11.97%	28.05%	(2.83%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.65%)	(0.55%)	(0.55%)	(0.49%)	(0.48%)

Net expenses (c)	1.32%	1.34%	1.32%	1.35%	1.34%

Expenses (before reimbursement/waiver) (c)	1.32%	1.34%	1.33%	1.35%	1.35%

Portfolio turnover rate	44%	54%	52%	61%	84%

Net assets at end of year (in 000’s)	$56,657	$57,283	$61,850	$78,634	$87,060

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Winslow Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R6	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.58	$10.76	$11.12	$9.69	$11.18

Net investment income (loss) (a)	0.00 ‡	0.01	0.01	0.02	0.02

Net realized and unrealized gain (loss) on investments	2.88	1.63	1.21	2.47	(0.24)

Total from investment operations	2.88	1.64	1.22	2.49	(0.22)

Less distributions:

From net investment income	(0.01)	—	(0.02)	—	—

From net realized gain on investments	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)

Total distributions	(1.07)	(1.82)	(1.58)	(1.06)	(1.27)

Net asset value at end of year	$12.39	$10.58	$10.76	$11.12	$9.69

Total investment return (b)	29.83%	17.49%	12.72%	29.02%	(2.12%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.02%	0.13%	0.13%	0.21%	0.23%

Net expenses (c)	0.64%	0.64%	0.63%	0.63%	0.62%

Expenses (before waiver/reimbursement) (c)	0.64%	0.64%	0.64%	0.63%	0.63%

Portfolio turnover rate	44%	54%	52%	61%	84%

Net assets at end of year (in 000’s)	$3,981,812	$3,148,459	$2,463,405	$2,122,217	$1,693,868

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period *	$11.84

Net investment income (loss) (a)	(0.02)

Net realized and unrealized gain (loss) on investments	(0.98)

Total from investment operations	(1.00)

Net asset value at end of period	$10.84

Total investment return (b)	(8.45%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	(1.00%)

Net expenses (c)††	1.32%

Expenses (before waiver/reimbursement) (c)††	1.33%

Portfolio turnover rate	44%

Net assets at end of period (in 000’s)	$23

^	Inception date.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Winslow Large Cap Growth Fund (formerly known as MainStay Large Cap Growth Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. SIMPLE Class shares commenced operations on August 31, 2020.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such

20	MainStay Winslow Large Cap Growth Fund

methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method

21

Notes to Financial Statements (continued)

involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund did not have any portfolio securities on loan.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s

22	MainStay Winslow Large Cap Growth Fund

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion. During the year ended October 31, 2020, the effective management fee rate was 0.62%, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying)

fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1 shares do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $77,721,584 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $511,340 and paid the Subadvisor in the amount of $30,326,118.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

23

Notes to Financial Statements (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$893,969
Class R2	161,938
Class R3	56,914

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $240,736 and $74,210, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2020, of $32,690, $71, $9,481 and $11,549, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life

Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement were as follows:

Class	Expense	Waived

Class A	$992,986	$—
Investor Class	243,837	—
Class B	43,625	—
Class C	261,183	—
Class I	5,541,669	—
Class R1	766,693	—
Class R2	139,058	—
Class R3	48,831	—
Class R6	143,853	—
SIMPLE Class	8	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$35,343	$2,301,662	$(2,295,681)	$—	$—	$41,324	$401	$—	41,324

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

SIMPLE Class	$22,883	100.0%

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$6,246,745,677	$7,311,085,896	$(44,591,763)	$7,266,494,133

24	MainStay Winslow Large Cap Growth Fund

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$718,081,927	$—	$7,266,494,133	$7,984,576,060

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(81,124,870)	$81,124,870

The reclassifications for the Fund are primarily due to equalization, and net operating losses.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$37,642,284	$18,825,573
Long-Term Capital Gain	1,150,246,652	1,949,667,011
Total	$1,187,888,936	$1,968,492,584

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by

New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $5,469,730 and $6,857,994, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	32,993,648	$322,813,743
Shares issued to shareholders in reinvestment of distributions	10,490,222	92,418,858
Shares redeemed	(31,378,235)	(300,975,018)

Net increase (decrease) in shares outstanding before conversion	12,105,635	114,257,583
Shares converted into Class A (See Note 1)	4,046,114	41,357,685
Shares converted from Class A (See Note 1)	(269,689)	(2,459,106)

Net increase (decrease)	15,882,060	$153,156,162

Year ended October 31, 2019:
Shares sold	29,353,059	$268,426,134
Shares issued to shareholders in reinvestment of distributions	20,331,404	172,410,314
Shares redeemed	(55,548,829)	(472,290,215)

Net increase (decrease) in shares outstanding before conversion	(5,864,366)	(31,453,767)
Shares converted into Class A (See Note 1)	1,705,566	15,553,995
Shares converted from Class A (See Note 1)	(536,402)	(4,840,292)

Net increase (decrease)	(4,695,202)	$(20,740,064)

25

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,060,260	$28,957,683
Shares issued to shareholders in reinvestment of distributions	1,389,575	12,005,927
Shares redeemed	(2,341,927)	(22,496,141)

Net increase (decrease) in shares outstanding before conversion	2,107,908	18,467,469
Shares converted into Investor Class (See Note 1)	198,705	1,823,319
Shares converted from Investor Class (See Note 1)	(3,683,197)	(37,084,878)

Net increase (decrease)	(1,376,584)	$(16,794,090)

Year ended October 31, 2019:
Shares sold	3,830,144	$34,793,099
Shares issued to shareholders in reinvestment of distributions	2,314,791	19,305,358
Shares redeemed	(4,639,102)	(42,517,572)

Net increase (decrease) in shares outstanding before conversion	1,505,833	11,580,885
Shares converted into Investor Class (See Note 1)	523,941	4,642,395
Shares converted from Investor Class (See Note 1)	(1,032,429)	(9,357,385)

Net increase (decrease)	997,345	$6,865,895

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	222,509	$1,622,326
Shares issued to shareholders in reinvestment of distributions	419,160	2,812,565
Shares redeemed	(543,653)	(3,974,624)

Net increase (decrease) in shares outstanding before conversion	98,016	460,267
Shares converted from Class B (See Note 1)	(470,044)	(3,397,144)

Net increase (decrease)	(372,028)	$(2,936,877)

Year ended October 31, 2019:
Shares sold	1,028,282	$7,641,188
Shares issued to shareholders in reinvestment of distributions	790,046	5,317,008
Shares redeemed	(1,621,167)	(11,932,161)

Net increase (decrease) in shares outstanding before conversion	197,161	1,026,035
Shares converted from Class B (See Note 1)	(522,415)	(3,658,594)

Net increase (decrease)	(325,254)	$(2,632,559)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,316,185	$23,558,218
Shares issued to shareholders in reinvestment of distributions	1,763,435	11,797,381
Shares redeemed	(10,845,199)	(82,589,582)

Net increase (decrease) in shares outstanding before conversion	(5,765,579)	(47,233,983)
Shares converted from Class C (See Note 1)	(273,731)	(2,045,824)

Net increase (decrease)	(6,039,310)	$(49,279,807)

Year ended October 31, 2019:
Shares sold	5,117,693	$35,118,258
Shares issued to shareholders in reinvestment of distributions	4,192,160	28,171,313
Shares redeemed	(15,033,369)	(106,518,704)

Net increase (decrease) in shares outstanding before conversion	(5,723,516)	(43,229,133)
Shares converted from Class C (See Note 1)	(678,697)	(4,791,685)

Net increase (decrease)	(6,402,213)	$(48,020,818)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	119,737,170	$1,266,637,622
Shares issued to shareholders in reinvestment of distributions	56,071,825	546,139,579
Shares redeemed	(199,076,962)	(2,136,259,259)

Net increase in shares outstanding before conversion	(23,267,967)	(323,482,058)
Shares converted into Class I (See Note 1)	196,676	1,988,212
Shares converted from Class I (See Note 1)	(696,227)	(8,127,755)

Net increase (decrease)	(23,767,518)	$(329,621,601)

Year ended October 31, 2019:
Shares sold	107,314,262	$1,046,676,942
Shares issued to shareholders in reinvestment of distributions	101,104,248	936,225,334
Shares redeemed	(210,936,037)	(2,057,495,143)

Net increase (decrease) in shares outstanding before conversion	(2,517,527)	(74,592,867)
Shares converted into Class I (See Note 1)	264,091	2,538,508
Shares converted from Class I (See Note 1)	(5,018,712)	(47,690,432)

Net increase (decrease)	(7,272,148)	$(119,744,791)

26	MainStay Winslow Large Cap Growth Fund

Class R1	Shares	Amount

Year ended October 31, 2020:
Shares sold	16,027,615	$165,681,100
Shares issued to shareholders in reinvestment of distributions	10,052,287	94,592,017
Shares redeemed	(39,307,312)	(405,516,655)

Net increase (decrease)	(13,227,410)	$(145,243,538)

Year ended October 31, 2019:
Shares sold	13,776,879	$131,313,852
Shares issued to shareholders in reinvestment of distributions	21,267,138	190,978,900
Shares redeemed	(50,343,112)	(459,758,100)

Net increase (decrease) in shares outstanding before conversion	(15,299,095)	(137,465,348)
Shares converted from Class R1 (See Note 1)	(8,876)	(86,942)

Net increase (decrease)	(15,307,971)	$(137,552,290)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,470,793	$33,305,555
Shares issued to shareholders in reinvestment of distributions	1,377,180	12,050,323
Shares redeemed	(7,490,386)	(72,813,229)

Net increase (decrease)	(2,642,413)	$(27,457,351)

Year ended October 31, 2019:
Shares sold	5,658,840	$49,861,139
Shares issued to shareholders in reinvestment of distributions	3,133,404	26,445,932
Shares redeemed	(14,608,830)	(132,155,213)

Net increase (decrease)	(5,816,586)	$(55,848,142)

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,075,483	$9,564,113
Shares issued to shareholders in reinvestment of distributions	761,865	6,193,959
Shares redeemed	(2,690,447)	(24,467,750)

Net increase (decrease) in shares outstanding before conversion	(853,099)	(8,709,678)
Shares converted from Class R3 (See Note 1)	(2,332)	(25,933)

Net increase (decrease)	(855,431)	$(8,735,611)

Year ended October 31, 2019:
Shares sold	1,243,682	$10,656,909
Shares issued to shareholders in reinvestment of distributions	1,368,016	10,834,685
Shares redeemed	(2,768,367)	(23,244,763)

Net increase (decrease)	(156,669)	$(1,753,169)

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	76,258,553	$829,232,918
Shares issued to shareholders in reinvestment of distributions	31,764,719	312,247,192
Shares redeemed	(85,028,835)	(926,331,029)

Net increase (decrease) in shares outstanding before conversion	22,994,437	215,149,081
Shares converted into Class R6 (See Note 1)	689,835	8,127,756
Shares converted from Class R6 (See Note 1)	(12,916)	(156,332)

Net increase (decrease)	23,671,356	$223,120,505

Year ended October 31, 2019:
Shares sold	96,897,227	$926,252,301
Shares issued to shareholders in reinvestment of distributions	44,637,714	416,469,871
Shares redeemed	(77,804,055)	(760,384,860)

Net increase (decrease) in shares outstanding before conversion	63,730,886	582,337,312
Shares converted into Class R6 (See Note 1)	4,982,451	47,690,432

Net increase (decrease)	68,713,337	$630,027,744

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	2,111	$25,000

Net increase (decrease)	2,111	$25,000

(a)	The inception date of the class was August 31, 2020.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

27

Notes to Financial Statements (continued)

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

28	MainStay Winslow Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Winslow Large Cap Growth Fund (formerly MainStay Large Cap Growth Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,148,629,429 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $37,642,284 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

30	MainStay Winslow Large Cap Growth Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

32	MainStay Winslow Large Cap Growth Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Winslow Large Cap Growth Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1715995 MS203-20	MSLG11-12/20 (NYLIM) NL221

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” (as defined by Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2020 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $777,081.

The aggregate fees billed for the fiscal year ended October 31, 2019 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $781,900.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2020, and (ii) $0 for the fiscal year ended October 31, 2019.

(c)    Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2020, and (ii) $0 during the fiscal year ended October 31, 2019. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)    All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2020, and (ii) $0 during the fiscal year ended October 31, 2019.

(e)    Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2020 and October 31, 2019 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $197,052 for the fiscal year ended October 31, 2020, and (ii) $24,200 for the fiscal year ended October 31, 2019.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2020 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 8, 2021

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer

Date: January 8, 2021

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.